As filed with the Securities and Exchange Commission on April 30, 2026

1933 Act Registration Number – 333-176060

1940 Act Registration Number – 811-05617

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Post-Effective Amendment No. 81
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 82

SCM Trust
(Exact Name of Registrant as Specified in Charter)

1401 Lawrence Street, Suite 1550
Denver, CO 80202
(Address of Principal Office)

Telephone Number: (415) 398-2727

Stephen C. Rogers
1401 Lawrence Street, Suite 1550
Denver, CO 80202
(Name and Address of Agent for Service)

With copy to:

Peter H. Schwartz, Esq.
Davis Graham & Stubbs LLP
3400 Walnut Street, Suite 700
Denver, Co 80205

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	On ________ pursuant to paragraph (b)
☐	60 days after filing pursuant to Paragraph (a)
☐	On _________ pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on _________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS

May 1, 2026

Shelton Tactical Credit Fund, Institutional Shares: DEBIX, Investor Shares: DEBTX
Shelton International Select Equity Fund, Institutional Shares: SISEX, Investor Shares: SISLX
Shelton Emerging Markets Fund, Institutional Shares: EMSQX, Investor Shares: EMSLX

Shelton Equity Premium Income ETF: SEPI

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed on whether the information in this prospectus (the “Prospectus”) is adequate or accurate. Any representation to the contrary is a criminal offense. The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (“FDIC”). Some funds or some classes of shares in this Prospectus may not be available in your state. Please check with your advisor to determine those funds and share classes available for sale in your state. The information contained in this Prospectus relates to all classes of shares of the Funds unless otherwise noted.

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SHELTON TACTICAL CREDIT FUND Ticker Symbols: DEBIX and DEBTX

Investment Objective

The Fund’s investment objective is to seek current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	DEBIX	DEBTX
Management Fees	0.74%	0.74%
Distribution (12b-1) Fees	none	0.25%
Total Other Expenses	0.39%	0.39%
Other Expenses	0.39%	0.39%
Shareholder Service Fees	none	none
Total Annual Fund Operating Expenses	1.13%	1.38%
Expense Reimbursement(1)	(0.39)%	(0.39)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.74%	0.99%

(1)	The Fund’s Advisor, Shelton Capital Management (the “Advisor”), has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies (including commissions, mark-ups and mark-downs), leverage interest, other transactional expenses, annual account fees for margin accounts, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.73% and 0.98%, for the Institutional and Investor class shares, respectively, until May 1, 2027. This agreement may only be terminated or modified in respect of the Funds with the approval of the Board of Trustees. The Advisor will be permitted to recapture, on a class-by-class basis, expenses it has reimbursed through this letter agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such fees and expenses more than three years after the date on which the fees or expenses were deferred. Any such reimbursement is subject to the review and approval of the Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
DEBIX	$76	$320	$585	$1,340
DEBTX	$101	$399	$718	$1,624

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example of Expenses, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in various credit-related instruments. “Credit-related instruments” are debt securities, instruments and obligations of U.S. and non-U.S. governments, non-governmental and corporate entities and issuers, and include (i) debt issued by or on behalf of states, territories, and possessions of the United States, (ii) U.S. and non-U.S. corporate bonds, notes and other debentures, (iii) securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (iv) sovereign debt, including emerging markets debt (v) zero coupon securities, (vi) collateralized debt and loan obligations, (vii) senior secured floating rate and fixed rate loans or debt, (viii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and (ix) derivatives with similar economic characteristics. The Fund may invest up to 100% of its net assets in any one of the categories of instruments included in the preceding sentence. The Fund may invest its total assets, including borrowings for investment purposes and proceeds from short selling, if any, without restriction in debt securities of any maturity and credit quality, including securities that are rated at the time of investment below investment grade (that is, securities rated below the Baa3/BBB- categories by nationally recognized securities rating organizations or, if unrated, determined to be of comparable quality by Shelton), commonly referred to as “junk bonds.”

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The Fund is managed as a total return fund, employing a “credit long/short” investment strategy. Shelton makes assessments across the fixed income markets that include analyses of asset classes, economic sectors, individual credits, and security selection in order to identify undervalued securities and overlooked market opportunities, as well as to attempt to take advantage of certain arbitrage opportunities. The Fund’s short positions may equal up to 100% of the Fund’s net asset value. The Fund may take short positions in U.S. Treasuries, treasury futures, corporate bonds, credit default and/or interest rate swaps, exchange-traded funds (“ETFs”), non-U.S. bonds, equities and equity-related instruments, and options. The Fund’s investment strategy involves active and frequent trading.

The Fund may also engage in borrowing for cash management purposes or for investment purposes, in order to increase its holdings of portfolio securities and/or to collateralize short sale positions. The Fund may use ETFs and derivatives, such as options, futures contracts, forward currency contracts and swap agreements (including, but not limited to, interest rate swaps, credit default swaps and total return swaps), both for hedging purposes and to seek investment returns consistent with the Fund’s investment objective.

Principal Risks

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund invests in stock markets primarily outside the U.S. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, investment in this Fund would lose money.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Collateralized Debt Obligations Risk. Collateralized debt obligations are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

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Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Consumer Sector Risk. The Fund may concentrate durable and non-durable sectors. Because of this, the Fund’s performance may depend to a greater extent on the overall condition of the consumer sectors. Companies engaged in the consumer sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, supply chain disruptions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk, and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Call and Put Options Risk. The Fund’s option strategy may limit the upside performance of any position for which a call is sold and may increase costs when puts are purchased. When selling a call, the Fund is effectively selling upside stock performance in exchange for immediate cash flow. In markets where a stock position goes up dramatically, this could cause the Fund to under-perform its benchmark and the equity markets in general. When buying a put, the Fund is spending a premium to protect the downward movement of the value of a position in the Fund’s portfolio. In the event the value of the position went up during the life of the put option, the option would expire without value and the Fund will have lost the premium paid.

Non-U.S. Investment Risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities and those issuers may be subject to lower levels of government regulation and oversight. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.

Foreign Sovereign Risk. Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems.

Leveraging Risk. Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Sector Concentration Risk. The Fund may concentrate its investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

ETF Investment Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

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Manager Risk. Shelton Capital Management’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Shelton Capital Management may not make timely purchases or sales of securities for the Fund.

Portfolio Turnover Risk. The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflicts in the Middle East, and the impact of pandemics and other public health issues. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. Wars and other recent military conflicts have contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a broad-based securities market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

On June 21, 2019, the Cedar Ridge Unconstrained Credit Fund (the “Predecessor Fund”) was reorganized into the Fund. All historic performance and financial information for prior to the reorganization is that of the Predecessor Fund, which was the accounting and performance survivor of the reorganization. Historic information for periods prior to the reorganization for the Institutional Class and Investor Classes shares is based on that of the Institutional and Investor Class shares, respectively, of the Predecessor Fund.

Best Quarter: 10.30% (Q2, 2020)
Worst Quarter: -14.18% (Q1, 2020)
Date of inception: 12/12/2013

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The returns above are for the Institutional share class of the Fund. The Investor shares would have substantially similar annual returns to the Institutional share class because the classes are invested in the same portfolio securities. The Investor share class’s returns will be lower over the long-term when compared to the Institutional share class’s returns to the extent that the Institutional share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/25) Shelton Tactical Credit Fund	1 year	5 year	10 year
Institutional Shares: DEBIX
Return Before Taxes	8.55%	3.83%	3.89%
Return After Taxes on Distributions	6.50%	2.19%	2.35%
Return After Taxes on Distributions and Sale of Fund Shares	5.35%	2.28%	2.36%
Investor Shares: DEBTX
Return Before Taxes	8.21%	3.56%	3.63%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. The portfolio has been team managed since inception. The current team is comprised of Peter Higgins, who has served as the lead portfolio manager since October 2022, and Jeff Rosenkranz who has served on the team since the Fund’s inception in December 2013.

Other Important Information about Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 18 of this Prospectus.

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SHELTON INTERNATIONAL SELECT EQUITY FUND Ticker Symbols: SISEX and SISLX

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	SISEX	SISLX
Management Fees	0.74%	0.74%
Distribution (12b-1) Fees	none	0.25%
Total Other Expenses	0.57%	0.57%
Other Expenses	0.57%	0.57%
Shareholder Service Fees	none	none
Total Annual Fund Operating Expenses	1.31%	1.56%
Expense Reimbursement(1)	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.99%	1.24%

(1)	The Fund’s Advisor, Shelton Capital Management (the “Advisor”), has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies (including commissions, mark-ups and mark-downs), leverage interest, other transactional expenses, annual account fees for margin accounts, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.98% and 1.23% for the Institutional and Investor class shares, respectively, until May 1, 2027. This agreement may only be terminated or modified in respect of the Funds with the approval of the Board of Trustees. The Advisor will be permitted to recapture, on a class-by-class basis, expenses it has reimbursed through this letter agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such fees and expenses more than three years after the date on which the fees or expenses were deferred. Any such reimbursement is subject to the review and approval of the Board of Trustees.

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Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
SISEX	$101	$384	$688	$1,551
SISLX	$126	$461	$820	$1,829

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 186% of the average value of its portfolio.

Principal Investment Strategies

The Fund primarily invests, under normal market conditions, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in a combination of equity securities of foreign (i.e., non-U.S.) companies with a suitable potential for earnings growth. The Fund invests its assets in equity securities of non-U.S. companies located in countries with developed markets but may also invest in companies domiciled in emerging markets.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a universe of stocks listed within the MSCI All-Country World ex USA index, the MSCI All-Country World ex USA Small Cap Index, and non-U.S. equities with market capitalizations comparable to those two indices. The Fund ordinarily invests in no fewer than three different countries outside the U.S. The Fund may invest a lesser amount of its assets in securities of non-U.S. companies when market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. companies.

The Fund’s investments in equity securities may include common and preferred stock, convertible preferred stock, warrants and rights. Additionally, in unusual or extreme market conditions, the manager may choose to hedge general market exposures. This may be done primarily with the use of certain ETF’s that create either long or short exposure to the desired market segment.

The Fund’s investments are based on a principles-based investment philosophy, and the Fund seeks to invest in businesses it believes are overall beneficial to society, and in the first instance considers potential investments on that basis. Our criteria for such businesses are that they offer products and services that improve the lives of their customers, and of people in the communities in which they operate, and to exhibit responsible management practices. These practices may include dealings with customers, suppliers, employees, and the environment. Additionally, special care is taken when investing in companies in countries that have controversial governments and may involve the avoidance of some industries in certain countries or some countries altogether. There is no guarantee that the investment team will be able to successfully screen out all companies that are inconsistent with its ethical standards.

With this perspective in mind, we apply a three-stage investment process to construct a portfolio with consistent returns with an appropriate level of risk.

Classification: The team classifies companies in our investment universe according to different characteristics: what industry they belong to, where they are in their life-cycle, and what part of the world they are from. This classification guides the analysis of each company, focusing on the aspects of a company most relevant to future performance

Analysis: With these qualities in mind the team uses data science and machine learning to conduct a deeper dive into each candidate firm to determine the investment merit, suitability for the portfolio, and pertinent risk factors.

Portfolio Construction: We view the portfolio as a whole, adjusting, including or excluding positions in order to provide the greatest exposure to stocks with sustainable performance, while minimizing exposure to systematic risks such as interest rates, currency rate volatility, or the economic cycle.

The Fund may invest in equity index futures contracts when holding cash or cash equivalents to keep the Fund more fully exposed to the equity markets.

Principal Risks

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

Non-U.S. Investment Risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities and those issuers may be subject to lower levels of government regulation and oversight. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.

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Market Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund invests in stock markets primarily outside the U.S. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, investment in this Fund would lose money.

Economic and Political Risks. These effects may be short-term by causing a change in the global markets that is corrected in a year or less, or they may have long-term impacts which may cause changes in the markets that may last for many years. In any given country, some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

Emerging Markets Risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed market.

Equity Risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause Fund to underperform the overall stock market.

Non-U.S. Currency Risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Shelton Capital Management may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.

Valuation Risk. The risk that the Fund has valued certain of its securities at a higher price than it can sell them. Some or all of the securities held by the Fund may be valued using “fair value” techniques, rather than market quotations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices.

MidCap Stock Risk. The risk that stocks of relatively smaller capitalization within the midcap range of companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Relatively smaller capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

SmallCap Stock Risk. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

ETF Investment Risk. In unusual or extreme market conditions, the manager may choose to hedge general market exposures. This may be done primarily with the use of certain ETF’s that create either long or short exposure to the desired market segment. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Ethical Investment Risk. In avoiding investments that are inconsistent with the Fund’s principles based screening approach, which may preclude an otherwise attractive investment opportunity, the Fund may not achieve the same level of performance as it would have without the application of the screening process.

Derivatives Risk. Investing with derivatives, such as equity index futures, or other futures contracts involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

Manager Risk. Shelton Capital Management’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Shelton may not make timely purchases or sales of securities for the Fund.

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Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflicts in the Middle East, and the impact of pandemics and other public health issues. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. Wars and other recent military conflicts have contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of the MSCI All-Country World Ex USA Index, a broad-based securities market index, and the MSCI All-Country World Ex USA Small Cap Index, an additional index that is representative of the Fund’s investment strategy. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

On July 28, 2017, the Shelton International Select Equity Fund (the “Predecessor Fund”) was reorganized into the Fund. All historic performance and financial information for prior to the reorganization is that of the Predecessor Fund, which was the accounting and performance survivor of the reorganization. Historic information for periods prior to the reorganization for the Institutional Class and Investor Classes shares is based on that of the Class I shares and Class A shares, respectively, of the Predecessor Fund.

Best Quarter: 17.55% (Q2, 2020)
Worst Quarter: -19.21% (Q1, 2020)

Date of inception: 07/18/2016

The returns above are for the Institutional share class of the Fund. The Investor shares would have substantially similar annual returns to the Institutional share class because the classes are invested in the same portfolio securities. The Investor share class’s returns will be lower over the long-term when compared to the Institutional share class’s returns to the extent that the Institutional share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

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Average Annual Return (for the period ended 12/31/25) Shelton International Select Equity Fund	1 year	5 year	Period from Inception*
Institutional Shares: SISEX
Return Before Taxes	30.67%	5.77%	8.98%
Return After Taxes on Distributions	29.83%	4.75%	8.11%
Return After Taxes on Distributions and Sale of Fund Shares	19.32%	4.14%	7.09%
Investor Shares: SISLX
Return Before Taxes	30.33%	5.51%	8.70%
MSCI All-Country World Ex USA Index (1)	32.39%	7.90%	8.67%
MSCI All-Country World Ex USA Small Cap Index	29.87%	7.38%	8.77%
* Inception date: 07/18/2016

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

(1)	The MSCI All-Country World Ex USA Index is a free float-adjusted market capitalization index that is designed to measure developed and developing market equity performance, excluding the U.S. MSCI, Inc. publishes two versions of this Index reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the gross dividends version, MSCI reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. Mr. Derek Izuel has served as portfolio manager of the Fund since January 2022.

Other Important Information about Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 18 of this Prospectus.

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SHELTON EMERGING MARKETS FUND Ticker Symbols: EMSQX, EMSLX

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	EMSQX	EMSLX
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	none	0.25%
Total Other Expenses	0.85%	0.85%
Other Expenses	0.85%	0.85%
Shareholder Service Fees	none	none
Total Annual Fund Operating Expenses	1.85%	2.10%
Expense Reimbursement(1)	(0.87)%	(0.87)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.98%	1.23%

(1)	The Fund’s Advisor, Shelton Capital Management (the “Advisor”), has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies (including commissions, mark-ups and mark-downs), leverage interest, other transactional expenses, annual account fees for margin accounts, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.97% and 1.22% for the Institutional and Investor class shares, respectively, until May 1, 2027. This agreement may only be terminated or modified in respect of the Funds with the approval of the Board of Trustees. The Advisor will be permitted to recapture, on a class-by-class basis, expenses it has reimbursed through this letter agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such fees and expenses more than three years after the date on which the fees or expenses were deferred. Any such reimbursement is subject to the review and approval of the Board of Trustees.

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Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
EMSQX	$100	$497	$920	$2,098
EMSLX	$125	$574	$1,049	$2,362

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

The Fund primarily invests, under normal market conditions, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in a combination of equity securities of foreign (i.e., non-U.S.) companies in “Emerging Markets” with a suitable potential for earnings growth. “Emerging Markets” for this purpose are markets included in MSCI Emerging Markets Index (the “Index”). The Fund invests its assets in equity securities of non-U.S. companies located in countries with emerging markets but may also invest in companies domiciled in developed markets.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in a universe of stocks listed within the MSCI Emerging Markets Index. In determining whether an issuer not included in the Index is within the geographies represented as emerging markets by the Index, the Advisor may consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues. The Fund will normally invest in the securities of approximately 30 to 50 issuers.

The Fund’s investments in equity securities may include common and preferred stock, convertible preferred stock, warrants and rights. Additionally, in unusual or extreme market conditions, the manager may choose to hedge general market exposures. This may be done primarily with the use of certain ETF’s that create either long or short exposure to the desired market segment.

The Fund’s investments are based on a principles-based investment philosophy, and the Fund seeks to invest in businesses it believes are overall beneficial to society, and in the first instance considers potential investments on that basis. Our criteria for such businesses are that they offer products and services that improve the lives of their customers, and of people in the communities in which they operate, and to exhibit responsible management practices. These practices may include dealings with customers, suppliers, employees, and the environment. Additionally, special care is taken when investing in companies in countries that have controversial governments and may involve the avoidance of some industries in certain countries or some countries altogether. There is no guarantee that the investment team will be able to successfully screen out all companies that are inconsistent with its ethical standards.

With this perspective in mind, we apply a three-stage investment process to construct a portfolio with consistent returns with an appropriate level of risk.

Classification: The team classifies companies in our investment universe according to different characteristics: what industry they belong to, where they are in their life-cycle, and what part of the world they are from. This classification guides the analysis of each company, focusing on the aspects of a company most relevant to future performance.

Analysis: With these qualities in mind the team uses data science and machine learning to conduct a deeper dive into each candidate firm to determine the investment merit, suitability for the portfolio, and pertinent risk factors.

Portfolio Construction: We view the portfolio as a whole, adjusting, including or excluding positions in order to provide the greatest exposure to stocks with sustainable performance, while minimizing exposure to systematic risks such as interest rates, currency rate volatility, or the economic cycle.

The Fund may invest in equity index futures contracts when holding cash or cash equivalents to keep the Fund more fully exposed to the equity markets.

The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy. The Advisor will sell or reallocate a Fund’s securities if the Advisor believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available. The team strives to preserve capital as part of its investment process.

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Principal Risks

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

Emerging Markets Risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets. Emerging markets may have less established legal and accounting systems than those in more developed markets. Governments in emerging markets may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. The economies of emerging markets may be dependent on relatively few industries and thus affected more severely by local or global changes. Emerging market securities may also be more volatile, more difficult to value, and have lower overall liquidity than securities economically tied to U.S. or developed non-U.S. issuer.

Non-U.S. Investment Risk. Securities of non-U.S. issuers (including American depository receipts (“ADRs”) and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities and those issuers may be subject to lower levels of government regulation and oversight. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.

Economic and Political Risks. These effects may be short-term by causing a change in the global markets that is corrected in a year or less, or they may have long-term impacts which may cause changes in the markets that may last for many years. In any given country, some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

Non-U.S. Currency Risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Shelton Capital Management may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.

Equity Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Market Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund invests in stock markets primarily outside the U.S. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, investment in this Fund would lose money.

MidCap Stock Risk. The risk that stocks of relatively smaller capitalization within the midcap range of companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Relatively smaller capitalization companies may have limited product lines or financial resources or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

SmallCap Stock Risk. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Technology Sector Risk. The Fund may invest some of its assets in the Information Technology sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect the Information Technology sector. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition and may also demonstrate increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market. Information technology companies are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of, or inability to enforce, those rights.

Financial Sector Risk. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital. These factors and events have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in this sector.

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Valuation Risk. The risk that the Fund has valued certain of its securities at a higher price than it can sell them. Some or all of the securities held by the Fund may be valued using “fair value” techniques, rather than market quotations. Security values may differ depending on the methodology used to determine their values and may differ from the last quoted sales or closing prices.

Ethical Investment Risk. In avoiding investments that are inconsistent with the Fund’s principles based screening approach, which may preclude an otherwise attractive investment opportunity, the Fund may not achieve the same level of performance as it would have without the application of the screening process.

Manager Risk. Shelton Capital Management’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Shelton Capital Management may not make timely purchases or sales of securities for the Fund.

Derivatives Risk. Investing with derivatives, such as equity index futures, or other futures contracts involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflicts in the Middle East, and the impact of pandemics and other public health issues. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. Wars and other recent military conflicts have contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a broad-based securities market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

The Shelton Emerging Markets Fund of SCM Trust is the successor fund to the ICON Emerging Markets Fund (the “Predecessor Fund”), which was reorganized into the Shelton Emerging Markets Fund June 26, 2020. All historic performance and financial information for prior to the Reorganization is that of the Predecessor Fund, which was the accounting and performance survivor of the reorganization. Historic information for prior to the Reorganization for the Institutional Class and Investor Class shares is based on that of the Class S and Class A shares, respectively, of the Predecessor Fund.

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Best Quarter: 31.29% (Q4, 2020)
Worst Quarter: -28.27% (Q1, 2020)

Date of inception: 2/25/1997

The returns above are for the Institutional share class of the Fund. The Investor shares would have substantially similar annual returns to the Institutional share class because the classes are invested in the same portfolio securities. The Investor share class’s returns will be lower over the long-term when compared to the Institutional share class’s returns to the extent that the Institutional share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/25) Shelton Emerging Markets Fund	1 year	5 year	10 year
Institutional Shares: EMSQX
Return Before Taxes	32.99%	6.14%	8.20%
Return After Taxes on Distributions	27.39%	4.07%	6.99%
Return After Taxes on Distributions and Sale of Fund Shares	22.21%	4.18%	6.43%
Investor Shares: EMSLX
Return Before Taxes	32.63%	5.87%	7.93%
MSCI Emerging Markets Index	33.57%	4.19%	8.41%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. Mr. Derek Izuel has served as portfolio manager of the Fund since January 2022.

Other Important Information about Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 18 of this prospectus.

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SHELTON EQUITY PREMIUM INCOME ETF Ticker Symbol: SEPI

Investment Objective

The Shelton Equity Premium Income ETF (“SEPI”) seeks to achieve a high level of income and capital appreciation (when consistent with high income) by investing primarily in income-producing U.S. equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold, and sell shares of SEPI. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)	SEPI
Management Fees	0.54%
Distribution (12b-1) Fees	none
Other Expenses	0.00	%(2)
Total Annual Fund Operating Expenses	0.54%

(1)	The Fund’s advisory agreement provides that Shelton Capital Management (“Shelton,” or the Adviser) will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, interest expenses, dividend and interest expenses related to short sales, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, certain compliance costs, costs of holding shareholder meetings, litigation and potential litigation and other extraordinary expenses such as merger and reorganization expenses, for example, not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage expenses relating to investment strategies (including commissions, mark-ups and mark-downs), leverage interest, other transactional expenses, annual account fees for margin accounts, and commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
SEPI	$55	$173	$302	$677

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example of Expenses, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks a high level of current income by investing primarily in income-producing equity securities. The Fund will also consider the potential for price appreciation when consistent with seeking current income. In order to meet its investment objectives, the Fund invests primarily in U.S. equity securities that generate a relatively high level of dividend income (relative to other equities in the same industry) and have the potential for capital appreciation. These securities will generally be stocks of medium and large U.S. corporations. The Fund currently considers “medium U.S. corporations” to be those included in the S&P MidCap 400 Index at the time of purchase, and “large U.S. corporations” to be those with market capitalizations that are larger than those included in the S&P MidCap 400 Index at the time of purchase. As of March 31, 2026, medium corporations included in the S&P MidCap 400 Index range from $1.7 billion to $27.7 billion in market capitalization. It is the Fund’s policy that, under normal market conditions, it will invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in common stocks. The Fund’s policy of investing in common stocks may not be changed unless Fund shareholders are given at least 60 days prior notice. Shelton, the investment advisor to the Fund, seeks to purchase equity securities for the Fund’s portfolio consistent with the Fund’s investment objective, such as when Shelton believes such securities have income producing potential, a potential for capital appreciation or value potential.

When the market price of a stock equals or exceeds the strike price of a covered call option written against it, Shelton may allow all or a portion of the stock to be sold or “called away” by the option buyer. Shelton may sell portfolio securities for a variety of reasons, including when it believes that securities are no longer consistent with the Fund’s investment objective, other securities appear to offer more compelling opportunities, or to meet redemption requests.

Although the Fund will attempt to invest as much of its assets as is practical in income-producing stocks, the Fund may maintain a reasonable (up to 20%) position in cash, U.S. Treasury bills or money market instruments to meet redemption requests and other liquidity needs. The Fund may invest in stock futures contracts to keep the net assets of the Fund fully invested in the equity markets in circumstances when the Fund is holding treasury bills, money market instruments, similar investments or cash in the portfolio. Utilizing futures allows the Fund to maintain a high percentage of the portfolio in the market while maintaining cash for liquidity needs.

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Principal Risks

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

Equity Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Market Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund is primarily invested in the U.S. stock markets. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, investment in this Fund would lose money.

Call and Put Options Risk. The Fund’s option strategy may limit the upside performance of any position for which a call is sold and may increase costs when puts are purchased. When selling a call, the Fund is effectively selling upside stock performance in exchange for immediate cash flow. In markets where a stock position goes up dramatically, this could cause the Fund to under-perform its benchmark and the equity markets in general. When buying a put, the Fund is spending a premium to protect the downward movement of the value of a position in the Fund’s portfolio. In the event the value of the position went up during the life of the put option, the option would expire without value and the Fund will have lost the premium paid.

Derivatives Risk. Investing with derivatives, such as options, and equity index futures, or other futures contracts involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

LargeCap Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or smaller, more innovative competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

MidCap Stock Risk. The risk that stocks of relatively smaller capitalization within the midcap range of companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Relatively smaller capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Economic and Political Risks. Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Sector Risks. The Fund is primarily invested in U.S. value stocks and is designed to provide a dividend yield as well as the potential for capital appreciation. At times, the Fund may hold a concentrated position in the banking and financial sector. Therefore, the Funds’ performance may be significantly impacted by the performance of this sector.

Stock Futures Risk. The Fund’s primary risks are associated with changes in the stock market. However, there are other risks associated with the Fund. For example, the Fund may invest in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts owned by the Fund do not perform well, the Fund’s performance will be impacted.

Value Stock Risks. Value stocks are typically purchased at prices that appear to be low relative to other similar securities. Often these companies might be “out of favor” with the market as a whole because of business weakness or failures. Value stocks may fall out of favor with investors and underperform other asset types during any given period. A company may never achieve a normalization of the stock price that the Adviser anticipates.

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Exchange-Traded Fund Risk. Because shares of ETFs (“ETF Shares”) are traded on an exchange, they are subject to additional risks. The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Further, although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

ETF Liquidity Risk. Trading of the Fund’s ETF Shares may be halted by the activation of individual or market wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the Fund’s shares may result in the Fund’s shares trading significantly above (at a premium) or below (at a discount) to NAV. In addition, in stressed market conditions or periods of market disruption or volatility, the market shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Manager Risk. Shelton’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Shelton may not make timely purchases or sales of securities for the Fund.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, Shelton, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflicts in the Middle East, and the impact of pandemics and other public health issues. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. Wars and other recent military conflicts have contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark selected for the Fund. Updated performance is available on the Fund’s website www.sheltoncap.com or by calling (800) 955-9988.

Fund Management

Shelton Capital Management serves as the investment adviser to the Fund. The Fund is managed by a team consisting of Stephen C. Rogers, Barry Martin, Nick Griebenow, Austin Wen, and Yin Bhuyan who have been the Fund’s portfolio managers since its inception in September 2025.

Vident Asset Management (“Vident” or the “Sub-Adviser”) serves as the sub-adviser to the Fund.

Other Important Information about Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section below.

Summary of Other Important Information About Fund Shares

Purchase and Sale of Fund Shares

Shelton Tactical Credit Fund, Shelton International Select Equity Fund, Shelton Emerging Markets Fund

For Investor Class shares, the minimum initial investment is $1,000 ($500 if you begin an Automatic Investment Plan). The minimum additional investment is $1,000 ($500 for Automatic Investment Plan).

For Institutional Class shares, the minimum initial investment is $500,000. The minimum additional investment is $2,500.

You may purchase or redeem shares of the Mutual Funds on any business day by telephone at (800) 955-9988, or by mail SCM Trust, P.O. Box 87, Denver, CO 80201-0087.

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Shelton Equity Premium Income ETF

For SEPI, the Fund will issue and redeem shares at net asset value (“NAV”) only in large blocks of shares (each block of shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with Paralel Distributors LLC, the Fund’s distributor (the “Distributor”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund. When spreads widen or premiums and discounts become larger than usual, particularly during times of market stress, investors may pay significantly more or receive significantly less than the underlying value of the ETF’s shares when they buy or sell in secondary markets.

Individual shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca (“NYSE Arca” or the “Exchange”) under the ticker symbol SEPI.

Because the shares trade at market prices rather than NAV, shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

The Fund’s bid-ask spread, net asset value, market price, and premiums and discounts, will be disclosed on the Fund’s website at www.sheltoncap.com.

If you have questions or need assistance, you may call client services for Shelton Funds at (800) 955- 9988 during normal business hours (generally 8:00 a.m. to 5:00 p.m. Mountain Time).

Tax Information. For U.S. federal income tax purposes, a Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan are subject to special tax rules. Certain distributions from the Tactical Credit Fund may qualify as exempt-interest dividends.

Financial Intermediary Compensation

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objectives and Principal Strategies

Shelton Tactical Credit Fund – Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in various credit-related instruments. “Credit-related instruments” are debt securities, instruments and obligations of U.S. and non-U.S. governments, non-governmental and corporate entities and issuers, and include (i) debt issued by or on behalf of states, territories, and possessions of the United States, (ii) U.S. and non-U.S. corporate bonds, notes and other debentures, (iii) securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (iv) sovereign debt, including emerging markets debt (v) zero coupon securities, (vi) collateralized debt and loan obligations, (vii) senior secured floating rate and fixed rate loans or debt, (viii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and (ix) derivatives with similar economic characteristics. The Fund may invest up to 100% of its net assets in any one of the categories of instruments included in the preceding sentence. The Fund may invest its total assets, including borrowings for investment purposes and proceeds from short selling, if any, without restriction in debt securities of any maturity and credit quality, including securities that are rated at the time of investment below investment grade (that is, securities rated below the Baa3/BBB- categories by nationally recognized securities rating organizations or, if unrated, determined to be of comparable quality by Shelton), commonly referred to as “junk bonds.”

The Fund is managed as a total return fund, employing a “credit long/short” investment strategy. Shelton makes assessments across the fixed income markets that include analyses of asset classes, economic sectors, individual credits, and security selection in order to identify undervalued securities and overlooked market opportunities, as well as to attempt to take advantage of certain arbitrage opportunities. The Fund’s short positions may equal up to 100% of the Fund’s net asset value. The Fund may take short positions in U.S. Treasuries, treasury futures, corporate bonds, credit default and/or interest rate swaps, exchange-traded funds (“ETFs”), non-U.S. bonds, equities and equity-related instruments, and options. The Fund’s investment strategy involves active and frequent trading.

The Fund may invest in debt securities of any maturity and credit quality, including high yield bonds. The Fund may also engage in borrowing for cash management purposes or for investment purposes, in order to increase its holdings of portfolio securities and/or to collateralize short sale positions. The Fund may also invest without limit in municipal bonds, including federally tax-exempt municipal bonds.

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The Advisor’s decision-making process can be best described as a top-down analysis of fundamental trends affecting the macro-economic environment and projecting the impacts on the resulting interest-rate and business-cycles. The Advisor selects asset classes within the fixed-income universe that the Advisor deems to be attractive, sectors, industries and ultimately specific credits which the Advisor favors for potential long exposures, and ones it does not favor for potential short exposures. The Advisor then analyzes specific securities with a bottom-up approach to determine the best, most opportunistic way to express these credit opinions within the Fund’s total return objective. The Advisor accesses information directly from a variety of sources, including but not limited to, the SEC’s EDGAR system, Municipal Securities Rulemaking Board (“MSRB”) filed documents available on its website or Bloomberg L.P., independent third-party research, and published reports by sell side research teams. In addition, the Advisor also utilizes various other public sources of industry and market information, such as Bloomberg L.P., Dow Jones, Thomson Financial, Reuters, Federal Reserve Bank of New York, and the major credit rating agencies including Moody’s, S&P, and Fitch.

The Advisor continuously focuses on both the primary new issue and secondary markets to identify both buy and sell opportunities. Transaction decisions are based on ongoing review of factors and data affecting the overall economy and general markets as well as the Fund’s investments in specific asset classes at the time. Investment decisions may be based on, among other things, credit opinions, identification of relative value opportunities, portfolio diversification objectives, observed market activities and valuations, and specific performance of individual securities and their contribution to the overall construction and performance of the portfolio.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Shelton International Select Equity Fund – The Fund primarily invests, under normal market conditions, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in a combination of equity securities of foreign (i.e., non-U.S.) companies with a suitable potential for earnings growth. The Fund invests its assets in equity securities of non-U.S. companies located in countries with developed markets but may also invest in companies domiciled in emerging markets.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a universe of stocks listed within the MSCI All-Country World ex USA index, the MSCI All-Country World ex USA Small Cap Index, and non-U.S. equities with market capitalizations comparable to those two indices. The Fund ordinarily invests in no fewer than three different countries outside the U.S. The Fund may invest a lesser amount of its assets in securities of non-U.S. companies when market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. companies.

The Fund’s investments in equity securities may include common and preferred stock, convertible preferred stock, warrants and rights. Additionally, in unusual or extreme market conditions, the manager may choose to hedge general market exposures. This may be done primarily with the use of certain ETF’s that create either long or short exposure to the desired market segment.

The Fund’s investments are based on a principles-based investment philosophy, and the Fund seeks to invest in businesses it believes are overall beneficial to society, and in the first instance considers potential investments on that basis. Our criteria for such businesses are that they offer products and services that improve the lives of their customers, and of people in the communities in which they operate, and to exhibit responsible management practices. These practices may include dealings with customers, suppliers, employees, and the environment. Additionally, special care is taken when investing in companies in countries that have controversial governments and may involve the avoidance of some industries in certain countries or some countries altogether. There is no guarantee that the investment team will be able to successfully screen out all companies that are inconsistent with its ethical standards.

With this perspective in mind, we apply a three-stage investment process to construct a portfolio with consistent returns with an appropriate level of risk.

Classification: The team classifies companies in our investment universe according to different characteristics: what industry they belong to, where they are in their life-cycle, and what part of the world they are from. This classification guides the analysis of each company, focusing on the aspects of a company most relevant to future performance.

Analysis: With these qualities in mind the team uses data science and machine learning to conduct a deeper dive into each candidate firm to determine the investment merit, suitability for the portfolio, and pertinent risk factors.

Portfolio Construction: We view the portfolio as a whole, adjusting, including or excluding positions in order to provide the greatest exposure to stocks with sustainable performance, while minimizing exposure to systematic risks such as interest rates, currency rate volatility, or the economic cycle.

The Fund may invest in equity index futures contracts when holding cash or cash equivalents to keep the Fund more fully exposed to the equity markets. Utilizing futures allows the Fund to maintain a high percentage of the portfolio in the market while maintaining cash for short-term liquidity needs and other purposes.

The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy. The Advisor will sell or reallocate a Fund’s securities if the Advisor believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available. The team strives to preserve capital as part of its investment process.

Shelton Emerging Markets Fund – The Fund primarily invests, under normal market conditions, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in a combination of equity securities of foreign (i.e., non-U.S.) companies in “Emerging Markets” with a suitable potential for earnings growth. “Emerging Markets” for this purpose are markets included in MSCI Emerging Markets Index (the “Index”). The Fund invests its assets in equity securities of non-U.S. companies located in countries with emerging markets, but may also invest in companies domiciled in developed markets.

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Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in a universe of stocks listed within the MSCI Emerging Markets Index. In determining whether an issuer not included in the Index is within the geographies represented as emerging markets by the Index, the Advisor may consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues. The Fund will normally invest in the securities of approximately 30 to 50 issuers.

The Fund’s investments in equity securities may include common and preferred stock, convertible preferred stock, warrants and rights. Additionally, in unusual or extreme market conditions, the manager may choose to hedge general market exposures. This may be done primarily with the use of certain ETF’s that create either long or short exposure to the desired market segment.

The Fund’s investments are based on a principles-based investment philosophy, and the Fund seeks to invest in businesses it believes are overall beneficial to society, and in the first instance considers potential investments on that basis. Our criteria for such businesses are that they offer products and services that improve the lives of their customers, and of people in the communities in which they operate, and to exhibit responsible management practices. These practices may include dealings with customers, suppliers, employees, and the environment. Additionally, special care is taken when investing in companies in countries that have controversial governments and may involve the avoidance of some industries in certain countries or some countries altogether. There is no guarantee that the investment team will be able to successfully screen out all companies that are inconsistent with its ethical standards.

With this perspective in mind, we apply a three-stage investment process to construct a portfolio with consistent returns with an appropriate level of risk.

Classification: The team classifies companies in our investment universe according to different characteristics: what industry they belong to, where they are in their life-cycle, and what part of the world they are from. This classification guides the analysis of each company, focusing on the aspects of a company most relevant to future performance.

Analysis: With these qualities in mind the team uses data science and machine learning to conduct a deeper dive into each candidate firm to determine the investment merit, suitability for the portfolio, and pertinent risk factors.

Portfolio Construction: We view the portfolio as a whole, adjusting, including or excluding positions in order to provide the greatest exposure to stocks with sustainable performance, while minimizing exposure to systematic risks such as interest rates, currency rate volatility, or the economic cycle.

In conjunction with our principles-based initial screening, which continues throughout the investment analysis process, the Advisor applies a proprietary global “life-cycle” screen to narrow the Fund’s investable universe. The Advisor then uses a fundamental, “bottom-up” research selection and disciplined portfolio construction process which is focused on identifying stocks that the Advisor believes have the ability to generate sustainable returns, regardless of sector or country.

The Fund may invest in equity index futures contracts when holding cash or cash equivalents to keep the Fund more fully exposed to the equity markets. Utilizing futures allows the Fund to maintain a high percentage of the portfolio in the market while maintaining cash for short-term liquidity needs and other purposes.

The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy. The Advisor may sell or reallocate a Fund’s securities if the Advisor believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available. The team strives to preserve capital as part of its investment process.

Shelton Equity Premium Income ETF – The Fund seeks a high level of current income by investing primarily in income-producing equity securities. The Fund will also consider the potential for price appreciation when consistent with seeking current income. In order to meet its investment objectives, the Fund invests primarily in U.S. equity securities that generate a relatively high level of dividend income (relative to other equities in the same industry) and have the potential for capital appreciation. These securities will generally be stocks of medium and large U.S. corporations. The Fund currently considers “medium U.S. corporations” to be those included in the S&P MidCap 400 Index at the time of purchase, and “large U.S. corporations” to be those with market capitalizations that are larger than those included in the S&P MidCap 400 Index at the time of purchase. As of March 31, 2026, medium corporations included in the S&P MidCap 400 Index range from $1.7 billion to $27.7 billion in market capitalization. It is the Fund’s policy that, under normal market conditions, it will invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in common stocks. The Fund’s policy of investing in common stocks may not be changed unless Fund shareholders are given at least 60 days prior notice. Shelton, the investment advisor to the Fund, seeks to purchase equity securities for the Fund’s portfolio consistent with the Fund’s investment objective, such as when Shelton believes such securities have income producing potential, a potential for capital appreciation or value potential.

The Fund seeks to deliver capital appreciation and an enhanced cash flow through writing covered calls and/or selling cash secured puts on portfolio positions, thereby enhancing the distribution rates to shareholders. The strategy is used to either reduce overall volatility or add incremental cash flow The covered calls are strategically sold to generate option premium cash flow in addition to the portfolio’s dividends. A cash secured put involves selling put options and simultaneously setting aside enough cash or margin to buy the stock if an assignment occurs. The Fund may also buy protective puts. A protective put is a risk-management strategy where a put or puts are purchased against a long stock or other long portfolio position. The objective of buying puts is to reduce the directional risk and exposure of the individual portfolio while allowing for upside gains if the stock or portfolio continues to increase in value.

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When the market price of a stock equals or exceeds the strike price of a covered call option written against it, Shelton may allow all or a portion of the stock to be sold or “called away” by the option buyer. Shelton may sell portfolio securities for a variety of reasons, including when it believes that securities are no longer consistent with the Fund’s investment objective, other securities appear to offer more compelling opportunities, or to meet redemption requests.

Although the Fund will attempt to invest as much of its assets as is practical in income-producing stocks, the Fund may maintain a reasonable (up to 20%) position in cash, U.S. Treasury bills or money market instruments to meet redemption requests and other liquidity needs. The Fund may invest in stock futures contracts to keep the net assets of the Fund fully invested in the equity markets in circumstances when the Fund is holding treasury bills, money market instruments, similar investments or cash in the portfolio. Utilizing futures allows the Fund to maintain a high percentage of the portfolio in the market while maintaining cash for liquidity needs.

The Fund’s option strategy may limit the upside performance of any position for which a call is sold and may increase costs when puts are purchased. When selling a call, the Fund is effectively selling upside stock performance in exchange for immediate cash flow. In markets where a stock position goes up dramatically, this could cause the Fund to under-perform its benchmark and the equity markets in general. When buying a put, the Fund is spending a premium to protect the downward movement of the value of a position in the Fund’s portfolio. In the event the value of the position went up during the life of the put option, the option would expire without value and the Fund will have lost the premium paid. The Fund may buy or sell options in an effort to generate additional cash flow above and beyond the dividends paid by the stocks or hedge the portfolio from potential losses. A call option is a right for the buyer to purchase the stock from the Fund at a predetermined price. When the Fund sells a call option, the Fund is paid cash and the buyer of the option may exercise the right to purchase the stock at a fixed price over the life of the option. The Fund may do this in order to generate additional cash flow for one or more positions in the portfolio beyond the current dividend yield. A put option is the right to sell a stock to the seller at a predetermined price. When the Fund buys a put option, it pays the seller for the write to sell a stock at a predetermined price. The Fund may do this in order to protect the value of one or more positions in the portfolio. While there is no assurance that a strategy will work as planned, option strategies used by the Fund will generally be used in an effort to reduce the risk exposure of the Fund’s portfolio. While there are several factors impacting option values, typically, the higher the share price relative to the strike price of the option and the longer the life of the option, the higher the call premium paid to the Fund.

Additional Strategies Applicable to All Funds

Portfolio Turnover. The Funds generally intend to purchase securities for long-term investments rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, Shelton needs to raise cash in the Fund or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect a Fund’s performance. Also, unless you are a tax-exempt investor, or you purchase shares through a tax-advantaged account, the distribution of capital gains may affect your after-tax return. For some Funds, annual portfolio turnover of 100% or more is considered high.

Temporary Defensive Positions. In certain market conditions, some or all of a of a Fund’s securities may be sold and the proceeds retained as cash, or temporarily invested in U.S. government securities or money market instruments, if the Fund’s investment manager believes it is in the best interest of shareholders to do so. As of the date of this Prospectus, this has never happened; but if it were to occur, the investment goals of the relevant Funds might not be achieved.

Investment Risks

Investors should recognize that investing in securities presents certain risks that cannot be avoided. There is no assurance that the investment objectives of any Fund will be achieved. The following table summarizes some of the risks involved in investing in each of the Funds and highlights certain differences and similarities among the Funds in their exposure to various types of risks. The table below is not a complete list of every risk involved in investing in the Funds and a Fund may have exposure to a risk factor even if it is not marked below. Investing in securities creates indirect exposure to the various business risks to which their issuers are subject, which may include sector, industry, or region-specific risks. Investments in equity securities may create indirect exposure to interest rate, credit, and currency risk. Securities of non-U.S. issuers are exposed to currency risk, even if they are denominated in U.S. dollars. Debt and equity investments in commodity-related issuers create exposure to commodity risks, which may include unpredictable changes in value, supply and demand, and government regulation. There is more information about these and other risks in the Statement of Additional Information (SAI).

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Principal and Other Risks	Shelton Tactical Credit Fund	Shelton International Select Equity Fund	Shelton Emerging Markets Fund	Shelton Equity Premium ETF
Bankruptcy Risk	X
Borrowing Risk	X
Call and Put Options Risk	X			X
Collateralized Debt Obligations Risk	X
Concentration Risk	X	X	X
Consumer Sector Risk	X
Convertible Securities Risk	X
Credit Risk	X
Currency Risk	X
Cybersecurity Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Economic and Political Risks	X	X	X	X
Emerging Markets Risk		X	X
Equity Risk		X	X	X
ETF Investment Risk	X	X	X	X
ETF Liquidity Risk				X
Ethical Investment Risk		X	X
Extension Risk	X
Exchange-Traded Fund Risk				X
Financial Sector Risk			X
Fixed Income Securities Risk	X
Foreign Sovereign Risk	X	X	X
High-Yield (‘‘Junk’’) Bond Risk	X
Income Risk	X
Interest Rate Risk	X			X
Investment in other Investment Companies Risk	X	X	X	X
Large Shareholder Risk	X	X	X	X
LargeCap Stock Risk				X
Leveraging Risk	X
Liquidity Risk	X	X	X
Manager Risk	X	X	X	X
Market Risk	X	X	X	X
MidCap Stock Risk		X	X	X
Non-U.S. Currency Risk		X	X	X
Non-U.S. Investment Risk	X	X	X	X
Portfolio Turnover Risk	X			X
Prepayment or Call Risk	X
Recent Market Events Risk	X	X	X	X
Regulatory Risk		X	X	X
Rights and Warrants Risk	X
Sector Concentration Risk	X			X
Short Sales Risk	X
SmallCap Stock Risk		X	X
Stock Futures Risk				X
Style Risk				X
Technology Sector Risk			X
Valuation Risk	X	X	X	X
Value Stock Risk				X

Bankruptcy Risk. The risk that an issuer seeks protection under bankruptcy laws. In such a circumstance, the principal value of the bond would be expected to decline. If a bond held by the Fund is issued by a municipality that experiences significant financial difficulty that can potentially lead to bankruptcy or default, the Fund would be expected to lose value.

Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Call and Put Options Risk. A Fund’s option strategy may limit the upside performance of any position for which a call is sold and may increase costs when puts are purchased. When selling a call, a Fund is effectively selling upside stock performance in exchange for immediate cash flow. In markets where a stock position goes up dramatically, this could cause a Fund to under-perform its benchmark and the equity markets in general. When buying a put, a Fund is spending a premium to protect the downward movement of the value of a position in a Fund’s portfolio. In the event the value of the position went up during the life of the put option, the option would expire without value and a Fund will have lost the premium paid.

Collateralized Debt Obligations Risk. Collateralized debt obligations are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

Concentration Risk. If holdings of a fund are concentrated into a few companies or economic sectors, the fund may be more volatile than a more diversified fund and, in the event, that the holdings perform poorly, the fund may under-perform other investments that are more diversified.

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Consumer Sector Risk. The Fund may concentrate durable and non-durable sectors. Because of this, the Fund’s performance may depend to a greater extent on the overall condition of the consumer sectors. Companies engaged in the consumer sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, supply chain disruptions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Credit Risk. The value of a debt security may decline if the market believes it is less likely that the issuer will make all payments of interest and principal as required. This could occur because of actual or perceived deterioration in the issuer’s or a guarantor’s financial condition, or in the case of asset-backed securities, the likelihood that the loans backing a security will be repaid in full. A Fund could lose money if the issuer or guarantor of a debt security becomes bankrupt or subject to a special resolution regime, or is otherwise unable or unwilling to make timely interest and/or principal payments, or honor its obligations. Securities are subject to varying degrees of credit risk, which may be reflected by their ratings; however, such ratings may overestimate or underestimate the likelihood of default and may not accurately reflect the true credit risk of a security. The credit risk associated with corporate debt securities may change as the result of an event such as a large dividend payment, leveraged buyout, debt restructuring, merger, or recapitalization; such events are unpredictable and may benefit shareholders or new creditors at the expense of existing debt holders. Credit risk is likely to increase during periods of economic uncertainty or downturns. Credit risk associated with non-U.S. dollar denominated securities may increase if the value of an issuer’s home currency declines relative to the U.S. dollar. If a debt security owned by a Fund ceases to be rated or is downgraded below a permitted threshold, the Fund may (but is not required to) sell the security.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives Risk. Derivatives are financial instruments, including futures contracts, the values of which are based on the value of one or more underlying assets, such as stocks, bonds, currencies, interest rates, and market indexes. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets and other more traditional investments. The market value of derivatives may be more volatile than that of other investments and can be affected by changes in interest rate or other market developments. The use of derivatives may accelerate the velocity of possible losses. Each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation and the possibility that a derivative may not correlate perfectly or as expected with its underlying asset, rate, or index. Derivatives create leverage because the upfront payment required to enter into a derivative is often much smaller than the potential for loss (which may in theory be unlimited). A derivative may be subject to liquidity risk, especially during times of financial market distress; certain types of derivatives may be terminated or modified only with the consent of their counterparties. The use of derivatives may cause a Fund’s investment returns to be impacted by the performance of securities the Fund does not own. Derivatives are specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility, or have a different effect than anticipated, especially in unusual or extreme market conditions. Suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a particular derivative position will be available or used by a Fund or that, if used, such strategies will be successful. Regulations may limit the extent to which the Fund can use certain derivatives. Use of derivatives may increase the amount and change the timing of taxes payable by shareholders.

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Economic and Political Risks. These risks may be short-term by causing a change in the market that is corrected in a year or less, or they may have long-term impacts which may cause changes in the market that last for many years. Some factors may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Emerging Markets Risk. Non-U.S. Investment Risk (described below) may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present issuer, market, currency, liquidity, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities and instruments tied to U.S. or developed non-U.S. issuers. Emerging markets may have less established legal and accounting systems than those in more developed markets. Governments in emerging markets may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. The economies of emerging markets may be dependent on relatively few industries and thus affected more severely by local or global changes. Emerging market securities may also be more volatile, less liquid, and more difficult to value than securities economically tied to U.S. or developed non-U.S. issuers.

Equity Risk. Equity securities represent an ownership interest in an issuer rather than a right to receive a specified future payment. This makes equity securities more sensitive than debt securities to changes in an issuer’s earnings and overall financial condition; as a result, equity securities are generally more volatile than debt securities. Equity securities may lose value as a result of changes relating to the issuers of those securities, such as management performance, financial leverage, or changes in the actual or anticipated earnings of a company, or as a result of actual or perceived market conditions that are not specific to an issuer. Even when the securities markets are generally performing strongly, there can be no assurance that equity securities held by a Fund will increase in value. Because the rights of all of a company’s creditors are senior to those of holders of equity securities, shareholders are least likely to receive any value if an issuer files for bankruptcy. Further, a Fund’s Index, at times, may become focused in stocks of a particular sector, category or group of companies, which could cause Fund to underperform the overall stock market.

ETF Investment Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

ETF Liquidity Risk. Trading of a Fund’s ETF Shares may be halted by the activation of individual or market wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of a Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for a Fund’s shares may result in a Fund’s shares trading significantly above (at a premium) or below (at a discount) to NAV. In addition, in stressed market conditions or periods of market disruption or volatility, the market shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s underlying portfolio holdings.

Ethical Investment Risk. In avoiding investments that are inconsistent with the Fund’s principles-based screening approach, which may preclude an otherwise attractive investment opportunity, the Fund may not achieve the same level of performance as it would have without the application of the screening process.

Exchange-Traded Fund Risk. Because shares of ETFs (“ETF Shares”) are traded on an exchange, they are subject to additional risks. The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Further, although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

Extension Risk. When interest rates rise, repayments of fixed income securities, particularly asset-and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline. This may cause the Fund’s share price to be more volatile.

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital. These factors and events have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in this sector.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

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Foreign Sovereign Risk. Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. It is possible that a foreign sovereign may default on its debt obligations.

High-Yield (“Junk”) Bond Risk. A Fund’s high yield bonds may include distressed bonds, which may present a high risk of default or be in default at the time they are purchased. Distressed securities are speculative and involve even greater risks than other high-yield bonds, including the risk that interest payments may not be made on a current basis, or that principal will not be repaid in full. A Fund could incur significant expenses to the extent it is required to negotiate new terms with the issuer of a distressed bond or seek recovery upon a default in respect of a distressed bond. In any reorganization or liquidation proceeding related to a defaulted security, a Fund could lose its entire investment or could be required to accept cash or securities with a value substantially less than its original investment. The below investment-grade securities in which a Fund invests are not typically listed on any exchange and the secondary market (if any) for such securities may be less liquid than other securities, which may cause transactions in below investment-grade securities to be more costly. A lack of publicly available information, irregular trading activity, and wide bid-ask spreads, among other factors, may make these securities more difficult to sell at an advantageous time or price than other types of investments. These factors may affect the value a Fund may realize in selling below investment-grade securities, which could result in losses to a Fund.

Income Risk. The income you earn from a Fund may decline due to declining interest rates. This is because, in a falling interest rate environment, a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Prepayment or Call Risk” above), into lower-yielding securities.

Interest Rate Risk. Debt securities that pay interest based on a fixed rate are subject to the risk that they will decline in value if interest rates rise. Interest rate changes may occur suddenly and unexpectedly and may be caused by a wide variety of factors including central bank monetary policy, inflation rates, and general economic conditions. A Fund may lose money as a result of such movements. The longer the remaining maturity of a debt security, the more its value is likely to be affected by changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-debt securities may also decline due to fluctuations in interest rates. A Fund may choose not to or be unable to hedge itself fully against changes in interest rates. If a Fund uses derivatives to hedge against changes in interest rates, those hedges may not work as intended and may decrease in value if interest rates move differently than anticipated. Interest rates are currently at or near historic lows in many developed countries, including the United States, which increases the risk that interest rates will rise. In the United States, the Federal Reserve Board has already begun, and may continue, to raise interest rates. Non-fixed rate instruments (i.e., variable and floating rate securities) generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, non-fixed-rate instruments will not generally increase in value if interest rates decline. If a Fund holds variable or floating rate securities, a decrease in market interest rates may adversely affect the income received from such securities.

Investment in Other Investment Companies Risk. The Fund’s investment in other investment companies, including BDCs and ETFs, may subject the Fund indirectly to the underlying risks of those investment companies. The Fund also will bear its share of each underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of an investment company may trade at prices that reflect a premium above or a discount below NAV, and such premium or discount may be substantial. If an investment company’s shares are purchased at a premium to NAV, the premium may not exist when those shares are sold, and the Fund could incur a loss. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investment will be reduced by the operating expenses including investment advisory and administration fees, of such investment Fund, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Fund may invest cash holdings in affiliated or non-affiliated money market Fund as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section. In addition, the Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective and strategies, including the use of ETFs.

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Large Shareholder Risk. To the extent that a significant amount of shares of the Fund are held by a small number or a related set of shareholders, including institutional investors, the Fund is subject to the risk that these shareholders will redeem Fund shares in large amounts which may occur rapidly or unexpectedly. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests if the Fund were required to sell securities at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains or losses and increase the Fund’s transaction costs or decrease the liquidity of the Fund’s portfolio. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. Large redemptions of Fund shares could also result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund.

LargeCap Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or smaller, more innovative competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Leveraging Risk. The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to buy or sell an investment at an advantageous time or price, which could force a Fund to hold a security that is declining in value or forego other investment opportunities. An illiquid instrument is harder to value because there may be little or no market data available based on purchases or sales of the instrument. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities. A Fund may also experience liquidity risk to the extent it invests in private placement securities, securities of issuers with smaller market capitalizations, or securities with substantial market and/or credit risk. The liquidity of an issuer’s securities may decrease if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the issuer. Liquidity risk is greater for below investment grade securities and restricted securities, especially in difficult market conditions. Over the past three decades, bond markets have grown more quickly than dealer capacity to engage in fixed income trading. In addition, recent regulatory changes applicable to financial intermediaries that make markets in debt securities have restricted or made it less desirable for those financial intermediaries to hold large inventories of less liquid debt securities. Because market makers provide stability to a market through their intermediary services, a reduction in dealer inventory may lead to decreased liquidity and increased volatility in the fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in the debt securities markets could alter or impair a Fund’s ability to pursue its investment objectives or use certain investment strategies and techniques. Liquidity risk may intensify during periods of economic uncertainty. Debt securities with longer durations may face heightened liquidity risk. Unusually high redemption requests or other unusual market conditions may make it difficult for a Fund to honor redemption requests within the permitted period. Meeting such requests could require a Fund to sell securities at reduced prices or under unfavorable conditions. Other market participants may be attempting to liquidate holdings at the same time as a Fund, which could increase supply in the market and contribute to liquidity risk.

Manager Risk. The Adviser’s opinion about the intrinsic worth or creditworthiness of a company, security, or other investment may be incorrect or the market may continue to undervalue the company, security, or other investment; The Adviser may not make timely purchases or sales of securities for a Fund; and a Fund’s investment objective may not be achieved. The Funds are subject to various operational risks, including risks associated with the calculation of net asset value. In particular, errors or systems failures and other technological issues may adversely impact a Fund’s calculation of its net asset value, and such net asset value calculation issues could result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset value for some period. The Funds may be unable to recover any losses associated with such failures.

Market Risk. The market price of a security or other investment may increase or decrease, sometimes suddenly and unpredictably. Investments may decline in value because of factors affecting markets generally, such as real or perceived challenges to the economy, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in interest or currency rates, adverse changes to credit markets, or general adverse investment sentiment. The prices of investments may reflect factors affecting one or more industries, such as the price of specific commodities or consumer trends, or factors affecting particular issuers. During a general downturn in the markets, multiple asset classes may decline in value simultaneously. Market disruptions may prevent a Fund from implementing investment decisions in a timely manner. Fluctuations in the value of the Fund’s investments will cause that Fund’s share price to fluctuate. An investment in a Fund, therefore, may be more suitable for long-term investors who can bear the risk of short-and long-term fluctuations in a Fund’s share price. In the case of a Fund designed to track passively the performance of the associated index, the Fund does not intend to take steps to reduce its market exposure in any market.

MidCap Stock Risk. The risk that stocks of relatively smaller capitalization within the midcap range of companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Relatively smaller capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

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Non-U.S. Currency Risk. Non-U.S. currencies may decline relative to the U.S. dollar and affect a Fund’s investments in non-U.S. currencies, in securities that are denominated in non-U.S. currencies, in securities of issuers that are exposed to non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies. When a given currency depreciates against the U.S. dollar, the value of securities denominated in that currency typically declines. A U.S. dollar-denominated depositary receipt is exposed to currency risk if the security underlying it is denominated in a non-U.S. currency. Currency depreciation may affect the value of U.S. securities if their issuers have exposure to non-U.S. currencies and non-U.S. issuers may similarly be exposed to currencies other than those in which their securities are denominated and the country in which they are domiciled. Shelton Capital Management may not be able to accurately estimate an issuer’s non-U.S. currency exposure.

Non-U.S. Investment Risk. Non-U.S. securities (including ADRs and other securities that represent interests in non-U.S. issuer’s securities) involve some special risks such as exposure to potentially adverse foreign political and economic developments; market instability; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes that could reduce returns; higher transaction costs and foreign brokerage and custodian fees; inability to vote proxies, exercise shareholder or bondholder rights, pursue legal remedies, and obtain judgments with respect to foreign investments in foreign courts; possible insolvency of a sub-custodian or securities depository; and fluctuations in foreign exchange rates that decrease the investment’s value (although favorable changes can increase its value). Non-U.S. stock markets may decline due to conditions unique to an individual country or within a region, including unfavorable economic conditions relative to the United States or political and social instability or unrest. Non-U.S. investments may become subject to economic sanctions or other government restrictions by domestic or foreign regulators, which could negatively impact the value or liquidity of those investments. There may be increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities. Governments in certain foreign countries participate to a significant degree, through ownership or regulation, in their respective economies. Action by such a government could have a significant effect on the market price of securities issued in its country. These risks may be higher when investing in emerging market issuers. Certain of these risks also apply to securities of U.S. issuers with significant non-U.S. operations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in a different country or region.

Portfolio Turnover Risk. The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

Prepayment or Call Risk. The risk that declining interest rates may cause borrowers to prepay mortgages and debt obligations underlying the securities owned by a Fund. The proceeds received by a Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to a Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of a Fund’s value to rising interest rates.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflicts in the Middle East, and the impact of pandemics and other public health issues. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. Wars and other recent military conflicts have contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Regulatory Risk. New laws and regulations promulgated by governments and regulatory authorities may affect the value of securities issued by specific companies, in specific industries or sectors, or in all securities issued in the affected country. In times of political or economic stress or market turmoil, governments and regulators may intervene directly in markets and take actions that may adversely affect certain industries, securities, or specific companies. Government and/or regulatory intervention may reduce the value of debt and equity securities issued by affected companies and may also severely limit a Fund’s ability to trade those securities.

Rights and Warrants Risk. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, and potential price fluctuations due to adverse market conditions or other factors. In addition, changes in a warrant’s value do not necessarily correspond to changes in the value of its underlying security and the price of the warrant may be more volatile that the price of its underlying security. If a right or warrant is not exercised within a specified time period, it becomes worthless.

Sector Concentration Risk. A Fund may concentrate its investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

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With respect to SEPI, the Fund is primarily invested in U.S. value stocks and is designed to provide a dividend yield as well as the potential for capital appreciation. At times, the Fund may hold a concentrated position in the banking and financial sector. Therefore, the Fund’s performance may be significantly impacted by the performance of this sector.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

SmallCap Stock Risk. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Stock Futures Risk. Losses involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss for the Fund. In an effort to minimize this risk, the funds will not use futures for speculative purposes or as leverage. The funds are not allowed to be leveraged, so the total value of a fund’s futures position will be less than the value of un-invested assets of the fund. Additionally, the funds do not typically purchase futures if the position after the purchase exceeds 5%. The value of all futures and options contracts in which a Fund acquires an interest will not exceed 20% of current total assets.

Style Risk. The risk that use of a growth or value investing style may fall out of favor in the marketplace for various periods of time. Growth stock prices reflect projections of future earnings or revenues and may decline dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated if other investors fail to recognize the company’s value.

Technology Sector Risk. A Fund may invest a portion of its assets in the Information Technology sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect the Information Technology sector. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, and may also demonstrate increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market. Information technology companies are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of, or inability to enforce, those rights.

Valuation Risk. Some or all of the securities held by the Fund may be valued using “fair value” techniques, rather than market quotations, under the circumstances described in this Prospectus under “How Fund Shares are Priced.” Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that the use of these fair value procedures will always best represent the price at which the Fund could sell the affected portfolio security or result in a more accurate net asset value per share of the Fund.

Value Stock Risks. Value stocks are typically purchased at prices that appear to be low relative to other similar securities. Often these companies might be “out of favor” with the market as a whole because of business weakness or failures. Value stocks may fall out of favor with investors and underperform other asset types during any given period. A company may never achieve a normalization of the stock price that the Adviser anticipates.

Fund Organization and Management

SCM Trust

SCM Trust, a Massachusetts business trust (the “Trust”), is a family of 11 series, including one exchange-traded fund, and 10 no-load mutual funds, four of which are described in this combined prospectus. The other seven funds are described in a separate prospectus. The Board of Trustees, consisting of four individuals, has primary responsibility for the oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with Shelton Capital Management and other service providers to provide necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor the Statement of Additional Information (“SAI”), any documents filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Board of Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus or SAI with respect to a Fund or the Trust, and/ or amend, file and/or issue any other communications, disclosure documents, or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret or amend the investment objective(s), policies, restrictions, and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

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Shelton Capital Management

The investment advisor for the Funds is Shelton Capital Management, 1401 Lawrence Street, Suite 1550, Denver, Colorado 80202. Shelton manages over $6.4 billion of assets as of December 31, 2025. Shelton has been managing mutual funds since 1985. Shelton is responsible for managing the Funds and handling the administrative requirements of the Funds.

Shelton Tactical Credit Fund, Shelton International Select Equity Fund, Shelton Emerging Markets Fund

As compensation for managing the portfolios, Shelton receives a management fee from each Fund. For the fiscal year ended December 31, 2025, the fees, net of reimbursements, were 0.35% for the Shelton Tactical Credit Fund, 0.42% for the Shelton International Select Equity Fund and 0.13% for Emerging Markets Fund. A discussion regarding the basis for the Board of Trustees approval of the investment advisory contract of the Funds is available in the Fund’s semi-annual report to shareholders on Form N-CSR for the period ending June 30, 2025.

The Shelton Tactical Credit Fund pays Shelton Capital Management an annual investment advisory fee equal to 0.74% of the Fund’s average daily net assets. Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies (including commissions, mark-ups and mark-downs), leverage interest, other transactional expenses, annual account fees for margin accounts, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.73% and 0.98% for the Institutional and Investor class shares, respectively, until May 1, 2027.

The Shelton International Select Equity Fund pays Shelton Capital Management an annual investment advisory fee equal to 0.74% of the Fund’s average daily net assets. Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies (including commissions, mark-ups and mark-downs), leverage interest, other transactional expenses, annual account fees for margin accounts, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.98% and 1.23% for the Institutional and Investor class shares, respectively, until May 1, 2027.

The Shelton Emerging Markets Fund pays Shelton Capital Management an annual investment advisory fee equal to 1.00% of the Fund’s average daily net assets. Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies (including commissions, mark-ups and mark-downs), leverage interest, other transactional expenses, annual account fees for margin accounts, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.97% and 1.22% for the Institutional and Investor class shares, respectively, until May 1, 2027.

The expense reimbursement agreements in respect of each Fund will only be terminated with the approval of the Board of Trustees of SCM Trust (the “Board”). Shelton may be permitted to recapture, on a class-by-class basis, expenses it has reimbursed through this letter agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such fees and expenses more than three years after the date on which the fees or expenses were deferred. Any such reimbursement is subject to the review and approval of the Board.

Shelton Equity Premium Income ETF

As compensation for managing SEPI, Shelton receives a management fee from the Fund of 0.54% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2025, the fees, net of reimbursements, was 0.54% for SEPI. SEPI's management agreement provides that Shelton will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, interest expenses, dividend and interest expenses related to short sales, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, certain compliance costs, costs of holding shareholder meetings, litigation and potential litigation and other extraordinary expenses such as merger and reorganization expenses, for example, not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage expenses relating to investment strategies (including commissions, mark-ups and mark-downs), leverage interest, other transactional expenses, annual account fees for margin accounts, and commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

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Vident Asset Management. The sub-adviser for SEPI is Vident Asset Management (“Vident”), 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. Vident manages $21.2 billion of assets as of December 31, 2025. For its services, Vident receives a sub-advisory fee from Shelton Capital Management, computed daily at an annual rate based on the greater of (1) the minimum fee or (2) the daily net assets of the respective Fund in accordance with the following fee schedule: $45,000 minimum fee or 0.06% on the first $250 million USD in assets, 0.05% on the second $250 million, and 0.04% for assets above $500 million.

A discussion regarding the rationale for the Board’s approval of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement with respect to the Fund can be found in SEPI’s report filed on Form N-CSR for the period ended December 31, 2025.

Manager of Managers Exemptive Relief

The Adviser has received “manager of managers” exemptive relief from the SEC (the “Order”) that permits the Adviser (subject to certain conditions and the approval of the Board) to select certain unaffiliated sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) to manage all or a portion of the assets of a Fund and to materially amend Sub-Advisory Agreements without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by a Fund). Prior to relying on the Order, a Fund must receive approval of its shareholders. Shareholders of SEPI have approved the use of the Order. The Order permits the Adviser to make material amendments to Sub-advisory Agreements believed by the Adviser and the Board to be appropriate without the delay and expense of convening a special meeting of shareholders for that purpose. Under the Order, the Adviser has the ultimate responsibility (subject to oversight by the Trust’s Board) to oversee any Sub-Adviser and recommend their hiring, termination and replacement, and the Adviser may, at times, recommend to the Board that a Fund change, add or terminate its Sub-Adviser; continue to retain its Sub-Adviser even though the Sub-Adviser’s ownership or corporate structure has changed; or materially change the Sub-Advisory Agreement with its Sub-Adviser. Each Fund will notify shareholders of any change in the identity of a Sub-Adviser or the addition of a Sub-Adviser to the Fund.

Portfolio Managers

Derek Izuel, CFA, has served as a member of the portfolio management team and a portfolio manager for the International Select Equity Fund and the Emerging Markets Fund since January 2022. Mr. Izuel also has served as the Chief Investment Officer of Shelton Capital Management since January 2022. Prior to that date, Mr. Izuel was the managing partner and a portfolio manager at Vitruvian Capital Management, and prior to that served as a lead portfolio manager at HighMark Capital, and as a senior portfolio manager at Invesco. He has an MBA from the Ross School of Business at the University of Michigan, and a BS in Computer Science from the University of California, Berkeley.

Peter Higgins has served as a portfolio manager of the Shelton Tactical Credit Fund since October 2022. Mr. Higgins also has served as the Head of Fixed Income and Senior Fixed Income Portfolio Manager of Shelton Capital Management since October 2022. Prior to that date, Mr. Higgins was a Partner and Lead Portfolio Manager at both Ares Management and BlueBay Asset Management. Previously, Mr. Higgins specialized in global leveraged finance at investment banks such as Deutsche Bank AG, Goldman Sachs & Co. and Credit Suisse in both London and New York. Mr. Higgins earned a bachelor’s degree in Economics-Political Science from Columbia University.

Jeffrey Rosenkranz is a portfolio manager of the Tactical Credit Fund. Mr. Rosenkranz joined Shelton Capital Management in January 2019. He has experience investing in the credit markets since 1997, with an emphasis in high yield, distressed debt, and special situations. Prior to joining Shelton Capital Management, he was a Partner, Co-CIO and member of the portfolio management team at Cedar Ridge Partners, LLC since 2013, and prior to that a Partner and the Director of Research for Cooperstown Capital Management from 2009 to 2013, and a Founding Principal and Co-Head of Research for Durham Asset Management from 2003 to 2009. He began his career at Ernst & Young LLP and The Delaware Bay Company. He holds an M.B.A. (Finance and Accounting) from the Stern School of Business at New York University and received a B.A. (Economics and Spanish) from Duke University. He is also Certified Public Accountant.

SEPI is managed by a team of portfolio managers comprised of Stephen Rogers, Barry Martin, Nick Griebenow, Austin Wen, and Yin Bhuyan.

Stephen C. Rogers has been a portfolio manager for SEPI since its inception in September 2025. He joined Shelton in 1993 and serves as Chief Executive Officer of Shelton. Mr. Rogers graduated from the University of Iowa in 1988 and earned his MBA from the University of California at Berkeley in 2000.

Barry Martin manages various option strategies for accounts at Shelton Capital Management, and is the lead portfolio manager on the team of managing SEPI since its inception in September 2025. Mr. Martin joined Shelton as a portfolio manager in Shelton’s separate account management group in 2008 and has been managing options strategies since 2006. Mr. Martin is a member of the San Francisco Society of Financial Analysts and earned the right to use the Chartered Financial Analyst (CFA) designation in September of 2009. Mr. Martin graduated from the University of Arizona in 1998 with a Bachelor’s degree in Finance.

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Nick Griebenow, CFA, has been a portfolio manager for SEPI since its inception in September 2025. Mr. Griebenow has over 8 years of options and derivatives trading experience, including at Charles Schwab. Mr. Griebenow holds a B.A. (Economics) from Colorado State University.

Austin Wen, CFA, is a portfolio manager for SEPI. Mr. Wen has over a decade of investment experience. At Vident Asset Management, Mr. Wen specializes in portfolio management and trading of equity, derivative, and commodities-based portfolios, as well as risk monitoring and investment analysis. Previously, he was a financial analyst for Vident Financial, focusing on the development and review of various investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

Yin Bhuyan, is a portfolio manager for SEPI. Ms. Bhuyan has over 12 years of expertise in trading and portfolio management, specializing in options and defined outcome ETFs. Prior to joining Vident Asset Management, Ms. Bhuyan was the Director of ETF Portfolio Management at Milliman Financial Risk Management, LLC, where she focused on managing defined outcome ETFs and index tracking ETFs. She led the ETF portfolio management team, significantly contributing to the growth of assets to $16 billion in defined outcome ETFs. Before that, she traded in the S&P Options Pit at Cboe, specializing in volatility arbitrage and delta-neutral hedging strategies. Ms. Bhuyan holds a Bachelor of Science in Economics from National Taipei University and an MBA from the University of Illinois at Chicago.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

Past Performance for Similar Accounts Managed by the Adviser

The following tables set forth performance data relating to the historical performance of all private accounts managed by Shelton for the periods indicated that have investment objectives, policies, strategies, and risks substantially similar to those of SEPI. The data is provided to illustrate the past performance of Shelton in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund. Shelton maintains the records on behalf of the Fund to support calculation of the performance as required by Rule 204-2(a)(16) under the Investment Advisers Act of 1940, as amended.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Shelton Equity Income Standard Out of the Money Strategy Composite

(Shelton Equity Income Strategy)

Average Annual Total Returns

For the Periods Ended December 31, 2025

	One Year	Five Years	Ten Years	Since Inception (December 31, 2008)
Shelton Equity Income Strategy Gross Composite Returns(1)	20.03%	12.06%	9.04%	10.21%
Net of fees / expenses*	18.50%	10.65%	7.49%	8.37%
CBOE S&P 500 BuyWrite Index	8.91%	9.33%	7.30%	8.13%

(1)	The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
*	The net returns for the composite are shown net of all actual fees and expenses, including sales loads. The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and, accordingly, the use of the Fund’s expense structure would have lowered the composite performance results.

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Buying and Selling Fund Shares

How to Buy Shares – Shelton Tactical Credit Fund, Shelton International Select Equity Fund, Shelton Emerging Markets Fund

You may buy shares directly from the Fund, or through third-party distributors, brokerage firms and retirement plans. If you invest through a third-party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through third-party distributors.

The following information is specific to buying directly from the Fund.

Opening an Account. You can open an account online or by downloading an application from our website at www.sheltoncap.com and mailing the completed form to us. For questions, call us at (800) 955-9988.

You will find all the necessary application materials included in the packet accompanying this Prospectus. You may also open an account online by accessing our website at www.sheltoncap.com. Additional paperwork may be required for entity investors, including corporations, associations, and trusts, and for certain fiduciaries. The minimum initial investments and subsequent investments for each Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Investor Class Shares
Accounts with Automatic Investment Plan	$500	$500
All other accounts	$1,000	$1,000
Institutional Class Shares
All accounts	$500,000	$2,500

The Fund may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept unknown third-party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us toll-free at (800) 955-9988.

Distribution (12b-1) Fees

The Funds have adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Investor Class shares of the Funds pay RFS Partners, LP, an affiliate of Shelton Capital Management, the Funds’ principal underwriter (the “Distributor”), a distribution (12b-1) fee. Because distribution (12b-1) fees are paid out of fund assets on an ongoing basis, 12b-1 fees will, over time, increase the cost of your investment in a Fund and may cost you more than other types of sales charges.

These fees are computed by multiplying 0.25% by the average daily net assets of the Investor Class shares of a Fund.

How to Buy Shares – Initial Purchase

Make your check payable to the name of the Fund in which you are investing and mail it with the application to the transfer agent of the Funds, Paralel Technologies LLC (“Paralel” or the “Transfer Agent”), at the address indicated below. Please note the minimum initial investments previously listed.

SCM Trust

C/O Paralel Technologies LLC

1700 Broadway, Suite 2100

Denver, CO 80290

You may also forward your check (and application, for new accounts) to the Funds’ offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Funds’ agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt by the Fund(s) at the following address:

SCM Trust

P.O. Box 87

Denver, CO 80201-0087

You also may buy shares of a Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Paralel Technologies LLC, the Fund’s transfer agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Funds. Your broker can advise you of specific details.

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Purchasing by Exchange

You may purchase shares in a Fund by exchanging shares from an account in one of our other Funds, including other mutual funds managed by Shelton Capital Management which are not described in this Prospectus. Please see our website, www.sheltoncap.com, call the number above, or consult your financial adviser or broker for more information. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call (800) 955-9988 during normal business hours (8:00 a.m. to 5:00 p.m. Mountain Time, Monday-Thursday, 8:00 a.m. to 4:00 p.m. Mountain Time, Friday) to exchange shares. You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online. Each exchange of shares of one Fund for shares of a different Fund actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a capital gain or loss for tax purposes. A transfer of shares between classes of the same Fund generally is not considered a taxable transaction, although it may give rise to tax reporting requirements for certain significant shareholders in the year of the exchange as described in the SAI under “Federal Income Taxes - Special Tax Considerations -Transfers between Classes of a Single Fund.” All transactions are processed at the share price next calculated after receiving the instructions in good order (as described below), generally at the normally scheduled close of trading on the New York Stock Exchange (“NYSE”), typically 4:00 p.m. Eastern Time.

Wiring Instructions and Use of Checks

For wiring money to your account, you can obtain specific wire instructions by calling (800) 955-9988. In order to make your order effective, we must have your order in good form as described below. Please note a Fund and Shelton reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars, and checks must be drawn on banks located in the United States. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds. When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Funds’ transfer agent or the Funds.

Purchasing Additional Shares

Make your check payable to the Fund in which you are investing, write your account number on the check, and mail your check with the deposit slip from your most recent statement to the address printed on your account statement. There is a $100 minimum for subsequent investments. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan

Using the Funds’ Automatic Investment Plan, or AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may enroll on our website or by calling the Funds and obtaining a paper form. The share prices of the Funds are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part. The Funds do not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

How Fund Shares are Priced

The share price (net asset value per share or NAV) for a Fund is normally calculated as of the scheduled close of trading on NYSE, generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. If a Fund’s authorized agent receives your request in good order (as described below) before the time as of which a Fund prices its shares (generally the normally scheduled close of trading on the NYSE, at 4:00 p.m. Eastern Time), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV. A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. Eastern Time. Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not calculate their NAVs. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares. For purposes of calculating the NAV, portfolio holdings for which market quotations are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Other portfolio holdings, such as debt securities, certain preferred stocks, and derivatives traded over the counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange and centrally cleared derivatives are generally valued at the price determined by the relevant clearing house. Short-term securities with less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon the sale of the securities. If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Funds’ Board. The Board has appointed Shelton Capital Management to serve as the Funds’ “valuation designee” to make fair value determinations in accordance with the Funds’ Valuation Policies (“Valuation Policies”), subject to Board oversight.

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Shelton Capital Management has established a Pricing Committee to fulfill its obligations as the Funds’ valuation designee. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase a Fund through an employee benefit plan, the Fund, Shelton Capital Management or related entities may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to recommend the Fund over other mutual funds or investments. You should ask your financial intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

How to Sell Shares

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, telephone or our website (www.sheltoncap.com). You may receive the redemption by wire, electronic funds transfer or check. The sale price of your shares will be the Fund’s next determined net asset value after the Fund’s transfer agent, or an authorized agent or sub-agent receives all required documents in good order as further described below. If you have questions or need assistance, you may call client services for SCM Trust at (800) 955-9988 during normal business hours (generally 8:00 a.m. to 5:00 p.m. Mountain Time).

Your shares will be redeemed at the net asset value next calculated (after the close of the NYSE which is 4:00 p.m. Eastern Time) after the Fund’s agent has received your redemption request in good order (as described below). Remember that a Fund may hold redemption proceeds until we are satisfied that we have collected the purchase price for any shares purchased by check. To avoid possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this Prospectus.

By Mail

If you have not elected telephone redemption or transfer privileges, you must send a letter of instruction. Additionally, if the check is to be made payable to a third-party or sent to an address other than the address of record, you must obtain a “medallion signature guarantee” on the letter of instruction. The letter of instruction must specify (i) the name of the Fund, (ii) the number of shares to be sold and/or the dollar amount, (iii) your name(s), and (iv) your account number(s). The letter of instruction is to be mailed to the Funds’ offices. If you have additional questions, please contact us at (800) 955-9988. The Funds’ Transfer Agent requires that each individual’s signature(s) appearing on a redemption request be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders who do not elect telephone privileges on their accounts.

By Exchange

You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical account registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern Time.

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By Wire

You must have applied for the wire feature on your account. We will notify you when this feature is active, and you may then make wire redemptions by calling us before 4:00 p.m. Eastern Time (1:00 p.m., Pacific Time). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three business days after the sales of your securities. There is no fee for this service.

Online

You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature. If you have recently added banking information or changed your address online, there is a 15-day delay from the date of the change to when the redemption will be sent out.

By Telephone

You must have telephone privileges set up in advance of any transaction on your account. Provide the name of the Fund from which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem. Unless you submit an account enrollment form that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account enrollment form, to authorize and direct the Funds to accept and act upon telephone, online and fax instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of your instructions. These procedures will require a redeeming shareholder to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Funds nor the Funds’ agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account. You should realize that by electing the telephone privileges and online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be recorded.

Systematic Withdrawal Plan

If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds at (800) 955-9988.

Other Redemption Policies

Payment of Redemption Proceeds: The Trust is committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.

Redemption-in-Kind: In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming. Such payments-in -kind might be made, for example, in case of stressed market conditions, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund’s net asset value (and will generally represent pro-rata slices of the portfolio). Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash. However, a Fund could be practically limited in its ability to redeem shares in-kind due to logistical or other issues.

Redemption Methods Available: Generally, a Fund expects to pay redemption proceeds in cash. To do so, a Fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. These methods may be used during both normal and stressed market conditions.

Retirement Plan Redemptions: Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes. Once your shares are redeemed, the Fund will normally mail you the proceeds on the next business day, but within no later than 7 business days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates.

Low Balance Accounts: If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000 due to redemptions. Shelton may elect to close an account that falls below the minimum and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000. If you close your account, any accrued dividends will be paid as part of your redemption proceeds. The share prices of the Funds will fluctuate, and you may receive more or less than your original investment when you redeem your shares.

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Other Important Policies Related to Buying and Selling Shares

Good Order. Good order means that the request includes:

●	Fund name and account number;
●	Amount of the transaction in dollars or shares; (if redemption is requested by internet or mail, the amount of the transaction may be stated in percentage terms);
●	Signatures of all owners exactly as registered on the account (for written requests);
●	Medallion Signature Guarantee, if required (see Medallion Signature Guarantees); and
●	Any supporting legal documentation that may be required.
●	Clear and actionable instructions to the Fund as applicable

Note: for corporate/institutional accounts only, the required signature(s) must be either (1) Medallion-guaranteed and clearly indicate the capacity of the signer to act for the corporation or institution or (2) that of an authorized signatory as indicated by the account records.

Medallion Signature Guarantees. You will need to have your signature Medallion guaranteed in certain situations, including but not limited to:

●	Sending redemption proceeds to any person, address, or bank account not on record; and
●	Transferring redemption proceeds to a SCM Trust account with a different registration (name/ownership) from yours; and
●	Changes to account ownership, signature authority or registration.

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A notary public cannot provide Medallion Signature Guarantees.

Keep in mind the following important policies:

●	A Fund may take up to 7 business days to pay redemption proceeds.
●	If your shares were purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.
●	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.
●	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.
●	If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.
●	The Funds may refuse any purchase or exchange purchase transaction for any reason.
●	Each signature on a request for redemption or account registration change must be medallion signature guaranteed separately.
●	All share activity is subject to federal and state rules and regulations. These are in place to prevent, among other things, money laundering and other illegal movements of money.

THE FUNDS AND SHELTON RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

●	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.
●	To modify or terminate the exchange privilege on 60 days written notice.
●	To refuse any purchase or exchange purchase order.
●	To change or waive a Fund’s minimum investment amount.
●	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC.
●	To withdraw or suspend any part of the offering made by this Prospectus.
●	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Other Policies

Tax-Saving Retirement Plans

We can set up your new account in a Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes: (1) IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. (2) SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees. (3)403(b) Plans. Open to eligible employees of certain states and non-profit organizations. Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Funds reserve the right to change, modify or eliminate this waiver at any time. We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

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Cash Distributions

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver y our checks or if the checks remain uncashed for six months or more, we will void the checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports

Shareholders of the Funds will receive statements at least quarterly and after every transaction (other than AIP transactions) that affects their share balance and/or account registration. Shareholders receiving paper statements may be required to pay an account fee of $25. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations. We pay for regular reporting services, but not for special services. Special services would include a request for a historical transcript of an account. You may be required to pay a separate fee for these special services. As an alternative to requesting special services, you can establish an online account. Once the online account is established, you may also obtain a transaction history for your account(s) by accessing our website at www.sheltoncap.com.

Financial Intermediaries

You may purchase or sell Fund shares through a financial intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Financial intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Shareholders who are customers of financial intermediaries or participants in programs serviced by them should contact the financial intermediaries for additional information. A financial intermediary may be the shareholder of record of your shares. The Funds, Shelton Capital Management, Paralel Technologies LLC, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

Shelton Capital Management, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to financial intermediaries for the inclusion of the Funds on the sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Risks of Frequent Trading in Fund Shares

The Funds are intended for long-term investment purposes and not for market timing or excessive short-term trading. Frequent trading of significant portions of a Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

●	Cause a Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or
●	Force a Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and
●	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent any fund significantly invests in illiquid or restricted securities, such as high-yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

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Procedures to Limit Short-Term Trading in Fund Shares

The Funds have adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Funds generally define a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Funds. The Board has adopted policies and procedures with respect to the Funds that seek to eliminate such purchases and have taken steps that it believes to be reasonable to discourage such activity. The Funds’ frequent trading policies and procedures seek to identify frequent trading by monitoring purchase and redemption activities in each Fund over certain periodic intervals and above certain dollar thresholds. The policies include communicating with relevant shareholders or financial intermediaries, and placing restrictions on share transactions, when deemed appropriate by the Fund. The Fund reserves the right to reject any purchase order. While the Funds make efforts to identify and restrict frequent trading that could impact the management of a Fund, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. If a shareholder, in the opinion of a Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder may be closed to new purchases and exchange privileges may be suspended. Additionally, if any transaction is deemed to have the potential to adversely impact a Fund, the Fund has certain rights listed and detailed later in this prospectus.

The application of the Funds’ excessive trading policies involves judgments that are inherently subjective and involve some selectivity in their application. The Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. No matter how the Funds define excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of a Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Funds will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.

The restrictions above may not apply to shares held in omnibus accounts for which the Funds do not receive sufficient transactional detail to enforce such restrictions.

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Funds with your taxpayer identification number and other information the Fund considers appropriate to assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures to ensure that the information supplied by you is correct. These procedures may incorporate comparing the information provided to fraud databases or requesting additional information or documentation from you. Your information will be handled by us as discussed in our privacy statement below.

Disclosure of Portfolio Holdings

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’ fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

Shareholders will receive portfolio holdings information via annual and semi-annual reports, which will be mailed to shareholders and posted on the Funds’ website. Portfolio holdings will be made available by Paralel Technologies LLC, the Trust’s service provider, ten business day after month-end by releasing the information to ratings agencies. A more complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

How to Buy Shares – Shelton Equity Premium Income ETF

Only certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Fund’s Distributor (“Authorized Participants” or “APs”) may acquire shares directly from the Fund and tender their shares for redemption directly to the Fund. Such purchases and redemptions are made at NAV per share and only in large blocks, or Creation Units, of shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

A creation transaction, which is subject to acceptance by the Fund’s Distributor and the Fund, generally takes place when an AP deposits into the Fund’s designated portfolio of securities (“Deposit Securities”) (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. The composition of such portfolio generally corresponds pro rata to the holdings of the Fund. However, the Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the AP agreement.

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The Fund charges APs standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation transaction fee is charged to the AP on the day such AP creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the AP on the applicable business day. Similarly, the standard redemption transaction fee is charged to the AP on the day such AP redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the AP on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to cash transactions (which may, in certain instances, be based on a good faith estimate of transaction costs).

The Fund reserves the right to make redemptions of shares for cash.

Shares of the Fund are listed for trading on NYSE Arca. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The Fund may liquidate and terminate at any time without shareholder approval.

Distribution and Shareholder Service (12b-1) Fees

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by SEPI, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Fund Shares

The Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in the Fund’s shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of the Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s shares.

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Financial Intermediaries

You may purchase or sell Fund shares through a financial intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Financial intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Shareholders who are customers of financial intermediaries or participants in programs serviced by them should contact the financial intermediaries for additional information. A financial intermediary may be the shareholder of record of your shares. The Fund, Shelton, Vident, the Distributor and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

Shelton, out of its own resources, and without additional cost to the Fund or their shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to financial intermediaries for the inclusion of the Fund on the sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in U.S. Securities and Exchange Commission (“SEC”) rules. In some instances, in order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1), the registered investment company must enter into an agreement with the Trust and comply with certain terms and conditions as set forth in SEC rules.

Determination of Net Asset Value

The NAV of the Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund generally values its portfolio securities at its current market values determined based on available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the valuation designee. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV are based on the consideration by the Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities.

Premium/Discount Information

Most investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices and the Fund’s shares will trade at market prices. The market price of shares of the Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.

Information regarding how often the shares of the Fund traded at a price above (at a premium to) or below (at a discount to) the NAV of the Fund during the past four calendar quarters, when available, can be found at www.sheltoncap.com.

Other Policies

Consolidated Mailings & Householding

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders unless shareholders specifically request otherwise. These statements include a summary of all Funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one Prospectus, Annual Report and Semi-Annual Report to each home for all household investors. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Fund at (800) 955-9988. If you would like to elect out of household-based mailings or to receive a complimentary copy of the current SAI, annual or semi-annual report, please call Shelton or write to the Secretary of the Fund at 1401 Lawrence Street, Suite 1550, Denver, CO 80202.

Electronic Delivery of Documents

You may sign up for electronic statements online or by calling shareholder services at (800) 955-9988. If you sign up over the telephone, a temporary password will be issued to you and you must reset the password to secure your account and access.

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Dividends and Federal Income Taxes – Shelton Tactical Credit Fund, Shelton International Select Equity Fund, Shelton Emerging Markets Fund

Dividends. Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in any of the Funds. As a shareholder, you are entitled to your share of the dividends your Fund earns. Each Fund distributes substantially all of its dividends quarterly with the exception of Shelton International Select Equity and Shelton Emerging Markets Fund, each of which distributes annually. For quarterly distributions, shareholders of record on the second to last business day of the quarter will receive the dividends. For annual distributions, shareholders of record on the second to last business day of the month will receive the dividends. Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year. After every distribution, the value of a Fund share drops by the amount of the distribution. If you purchase shares of one of the Funds before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Federal Income Taxes. Except where otherwise noted, discussion only addresses the U.S. federal income tax consequences of an investment in a Fund for U.S. persons and does not address any foreign tax consequences or, except where specifically noted, any state or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;
(ii)	U.S. corporations;
(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
(iv)	a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or through foreign accounts, (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to the U.S. federal alternative minimum tax or the U.S. federal corporate alternative minimum tax, and (ix) insurance companies. If an entity treated as a pass-through entity for U.S. federal income tax purposes (including an entity classified as a partnership or S corporation for federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner in the pass-through entity will generally depend upon the status of the owner and the activities of the entity. For further information regarding the U.S. federal income tax consequences of an investment in a Fund, investors should see the SAI under “Federal Income Taxes–Taxation of the Funds.”

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify for treatment as a “regulated investment company” (RIC) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Fund is not subject to U.S. federal income tax in general. This discussion assumes that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy such distribution requirements. There can be no guarantee that this assumption will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of a Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders.

Distributions of net capital gains that are properly reported by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to shareholders as long-term capital gains regardless of how long the shares of the Fund are held.

Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Certain distributions from a Fund may be “qualified dividend income;’ which will be taxed to individuals and other non-corporate shareholders at favorable rates so long as certain holding period and other requirements are met. Corporate shareholders may be able to take a 50% dividends-received deduction for a portion of the dividends they receive from a Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, subject to certain holding period requirements and debt financing limitations.

A Fund will realize long-term capital gains when it sells or redeems a security that it has owned for more than one year and when it receives capital gain distributions, from exchange-traded funds (“ETFs”) in which the Fund invests. The Fund will realize short-term capital gains from the sale of investments that the Fund owned for one year or less. The Fund may realize ordinary income from distributions from ETFs, from foreign currency gains, from interest on indebtedness owned by the Fund, and from other sources.

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Some of the Fund’s investments, such as certain option transactions in so-called, foreign currency contracts, certain futures transactions, may be “section 1256 contracts.” Section 1256 contracts owned by a Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis, and resulting gains or losses generally will be treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses.

If a Fund invests in stock of an issuer that qualifies as a real estate investment trust (“REIT”) for U.S. income tax purposes, it may be eligible to pay “section 199A dividends” to its shareholders with respect to qualified dividends received by it from its investment in REITs. Dividends that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs for the year reduced by allocable expenses. Section 199A dividends may be taxed to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that the shareholder receiving the dividends satisfies certain holding period requirements for the shareholder’s Fund shares and satisfies certain other conditions. For more information, see the discussion in the SAI under “Federal Income Taxes–Special Tax Considerations – Real Estate Investment Trusts.”

Distributions of a Fund’s earnings (except exempt-interest dividends) are taxable whether a shareholder receives them in cash or reinvests them in additional shares. A dividend or distribution made shortly after a shareholder purchases shares of a Fund will be taxable even though such distribution is in effect a return of capital. An investor can avoid this result by investing after a Fund has paid a dividend.

Exempt-Interest Dividends

The Tactical Credit Fund will invest in tax-exempt municipal bonds among other investments. The Fund anticipates that most of its dividends derived from municipal securities may be “exempt-interest” dividends, which are exempt from federal income taxes. The Fund will qualify to pay exempt-interest dividends only if, at the close of each quarter of the Fund’s taxable year, at least 50 percent of the value of the total assets of the Fund consists of obligations described in Section 103(a) of the Code (generally, state or local bonds).

However, some dividends of earnings from the Tactical Credit Fund’s municipal securities will be taxable, such as dividends that are attributable to “market discount” on bonds that are acquired at a “market discount” and distributions of short-term and long-term capital gains. In addition, distributions by Fund of earnings from sources other than municipal bonds generally will be taxable to shareholders.

Because the Tactical Credit Fund may distribute exempt-interest dividends, interest on indebtedness incurred by shareholders to purchase or carry shares in the Fund will not be deductible for U.S. federal income tax purposes to the extent attributable to exempt-interest dividends. The portion of such interest disallowed as deductions will generally be equal to the total amount of the interest times the ratio of exempt-interest dividends to total dividends distributed by the Fund in respect to such shares.

A portion of the exempt-interest dividends paid by the Tactical Credit Fund may constitute an item of tax preference for purposes of determining a shareholder’s federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by a shareholder are subject to federal income taxes.

If a shareholder receives exempt-interest dividends on any shares held for six months or less, any loss on the sale or exchange of the shares will generally be disallowed to the extent of such exempt-interest dividends.

Sale or Redemption of Fund Shares

A shareholder who sells or redeems shares of a Fund generally will recognize a gain or a loss equal to the difference between the amount received in the redemption (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares sold or redeemed.

Any capital gain or loss realized upon the sale or redemption of shares of a Fund is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. The deductibility of capital losses is subject to significant limitations. In certain situations, a loss on the sale or redemption of shares held for six months or less will be a long-term capital loss. For more information, see the SAI under “Federal Income Taxes–Sale or Redemption of Shares.”

Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. Persons redeeming shares should consult their tax advisor with respect to whether the wash sale rules apply and when such a loss might be deductible.

Taxation of Certain Investments

A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would reduce a Fund’s yield on those securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes paid by a Fund, although it is possible that Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. The Funds make no assurances regarding their ability or willingness to so elect. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. For more information, see the SAI under “Federal Income Taxes–Special Tax Considerations.”

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The Funds may, at times, buy debt obligations that are newly issued at a discount from their stated redemption price at maturity. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in a Fund’s ordinary income as such income accrues over the life of the instrument. Even though payment of that amount may not be received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends (unless they qualify as exempt-interest dividends). The Funds may also buy debt obligations in the secondary market that are treated as having market discount. Generally, gain recognized on the disposition of such an investment is taxed as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but a Fund may elect instead to currently include the amount of market discount as ordinary income over the term of the investment.

The Funds may also buy debt obligations in the secondary market that are treated as having market discount. Generally, gain recognized on the disposition of such an investment is taxed as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but a Fund may elect instead to currently include the amount of market discount as ordinary income over the term of the investment.

A Fund’s investments in certain mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

Surtax on Net Investment Income

A 3.8% surtax applies to net investment income of an individual taxpayer, and on the undistributed net investment income of a trust or estate, to the extent that the taxpayer’s gross income (as adjusted) exceeds certain amounts. Net investment income generally includes distributions paid by a Fund (except exempt-interest dividends) and capital gains from the sale or exchange of Fund shares. For information regarding the surtax on net investment income, see the SAI under “Federal Income Taxes–Surtax on Net Investment Income.”

Backup Withholding

The Funds are required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments (but not exempt-interest dividends) that are paid to any shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) has been identified by the IRS as otherwise subject to backup withholding, or (iii) has failed to certify that the shareholder is a U.S. person not subject to backup withholding. The backup withholding tax rate is 24% under current law. For more information regarding backup withholding, see the SAI under “Federal Income Taxes–Backup Withholding.”

For more information, see the SAI under “Federal Income Taxes.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

Dividends, Distributions and Taxes – Shelton Equity Premium Income ETF

Ordinarily, dividends from net investment income, if any, are declared and paid annually by the Fund. The Fund distributes net realized capital gains, if any, to shareholders annually. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

The following is a description of material U.S. federal income tax consequences of owning and distributing shares of the Fund and of purchasing and redeeming Creation Units. The following information is a general summary of U.S. federal income tax consequences of investments in the, but it does not describe all of the U.S. federal income tax considerations that may be relevant to a decision of whether to invest in the Fund. Except where otherwise noted, this discussion does not describe tax considerations applicable to investors in the Fund subject to special tax rules, such as: financial institutions and insurance companies; regulated investment companies and real estate investment trusts; dealers or traders in securities that use a mark-to-market method of tax accounting; investors holding their shares as part of a larger integrated transaction, or as part of a straddle, wash sale, conversion transaction, or entering into a constructive sale of shares; entities classified for income tax purposes as partnerships or S corporations or that are otherwise flow-through entities for tax purposes, or that invest through such an entity; investors whose investment in the shares is made by or through a tax-exempt entity or tax -advantaged retirement account; or investors subject to either the U.S. alternative minimum tax or the U.S. corporate minimum tax.

This discussion applies only to persons who are beneficial owners of shares for federal income tax purposes and who hold their shares as capital assets. This discussion is based upon the Code, administrative guidance thereunder, and judicial decisions as of the date hereof, all of which is subject to change, possibly with retroactive effect.

Taxation of the Fund

The Fund expects, and the following discussion assumes, that it will qualify under the Code as regulated investment companies (“RICs”). To qualify as a RIC for a taxable year, the Fund must satisfy both an income test and an asset diversification test for such year, in addition to other requirements. The Fund cannot guarantee that it will qualify as a RIC for each taxable year. If the Fund fails to qualify as a RIC, it would be subject to U.S. federal income taxes at corporate tax rates on its taxable income, and income of the Fund would also be taxed to shareholders when distributed to them.

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If the Fund qualifies as a RIC, it will be exempt from federal income taxes if it distributes at least 90% of its net investment income (determined before taking into account any deductions for dividends paid) and any realized net capital gains. The Fund expects, and this discussion assumes, that it will satisfy these distribution requirements, but there can be no assurance that this will be the case for each taxable year of the Fund. Any taxable income, including any net capital gain, that the Fund does not timely distribute (or timely report as undistributed capital gains taxable to its shareholders as if distributed) will be subject to U.S. federal corporation income.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when: the Fund makes distributions, you sell your shares listed on the Exchange, and you purchase or redeem Creation Units.

Taxation of U.S. Shareholders

Except where otherwise stated, the discussion in this section applies only to U.S. Shareholders of the Fund. A “U.S. Shareholder” is beneficial owner of shares that is (i) an individual U.S. citizens or U.S. resident, (ii) corporations (and other entities classified as corporations for U.S. federal income tax purposes) organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. person have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

Taxes on Distributions

For U.S. federal income tax purposes, shareholders are subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders. In general, distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. As stated above, dividends from net investment income, if any, ordinarily are declared and paid annually by the Fund. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long-term capital gains, regardless of how long you have held your shares. Dividends declared and payable by the Fund during October, November or December to shareholders of record on a specified date in such months, if paid by the end of January, are generally taxable as if received in December. The Fund will realize long-term capital gain from the sale of investments that the Fund owned for more than one year and short-term capital gain from the sale of investments that the Fund owned for one year or less. Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations), if any, generally are subject to federal income tax for non-corporate shareholders at the rate for net capital gain provided the Fund and the shareholder satisfy holding period and other conditions with respect to their Fund shares. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends. Corporate shareholders may take the 50% dividends-received deduction only if certain holding period and other requirements are satisfied by the Fund and the shareholders.

Some of the Fund’s investments, such as certain option transactions, may be “section 1256 contracts.” Section 1256 contracts owned by the Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis and resulting gains or losses generally will be treated as 60% long-term capital gains or losses and 40% short-term capital gains or losses.

If the Fund invests in stock of an issuer that qualifies as a real estate investment trust (“REIT”) for U.S. income tax purposes, it may be eligible to pay “section 199A dividends” to its shareholders with respect to qualifying dividends received by the Fund from its investment in REITs. Distributions paid by the Fund reported as “section 199A dividends” may be taxed to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that the shareholder receiving the dividends satisfies certain holding period requirements for the shareholder’s shares and satisfies certain other conditions. Distributions paid by the Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs for the year reduced by the Fund’s allocable expenses.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of a shareholder’s basis in the shares, and as capital gain thereafter. If you purchase shares of SEPI shortly before the record date of a distribution, you will pay the market price for the shares and then receive some portion of that price back in the form of a potentially taxable distribution even though, from investment standpoint, the distribution constitutes, in effect, a return of capital. This is sometimes referred to as buying a dividend. An investor can avoid this result by investing soon after the Fund has paid a dividend.

The Fund may elect to treat any net capital gains that it retains for reinvestment as having been distributed to its shareholders. If the Fund makes such an election, each shareholder must report its share of the undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such amount as a credit against its own U.S. federal income tax liability, and to claim a refund to the extent that the credit exceeds such tax liability. A shareholder’s adjusted basis in its shares will be increased by the excess of the amount of the retained net capital gains over the amount of the related refund and/or credit.

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Taxes on Exchange-Listed Share Sales

A shareholder who sells shares of the Fund generally will recognize a capital gain or a capital loss equal to the difference between the amount received and the shareholder’s aggregate adjusted basis of the shares sold. Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. The ability to deduct capital losses from sales of shares may be limited.

Any loss realized on a disposition of share may be disallowed under “wash sale” rules to the extent that the shares sold are replaced with other substantially identical shares within a period of 61 days beginning 30 days before the shares are sold, such as pursuant to a dividend reinvestment in other shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Fund shareholders exchanging securities should consult their tax advisor concerning whether the wash sale rules apply and when a loss might be deductible.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss on the exchange equal to the difference between (i) the market value of the Creation Units at the time of the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays, unless the exchange has been structured to qualify as a tax-deferred contribution to a controlled corporation under Section 351 of the Code. Authorized Participants exchanging equity securities for Creation Units should consult their tax advisor concerning the character and tax treatment of a resulting gain or loss.

An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash received (generally equal to the difference between the NAV of the shares being redeemed and the value of the securities). The Internal Revenue Service (“Service”), however, may assert that any loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss is deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

See “FEDERAL INCOME TAXES–Cost Basis Reporting” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.

Medicare Surtax on Net Investment Income

An additional 3.8% Medicare tax is imposed on certain net investment income, including ordinary dividends and capital gain distributions received from Fund and net gains from redemptions or other taxable dispositions of Fund shares owned by U.S. individuals, estates and trusts to the extent that such person’s gross income, as adjusted, exceeds certain threshold amounts.

Information Reporting; Backup Withholding

Payments on the shares and proceeds from a sale or other disposition of shares will be subject to information reporting unless the shareholder is an exempt recipient. A shareholder will be subject to backup withholding on such payments, at the rate of 24% under current law, if the shareholder (i) has provided either an incorrect tax identification number or no such number, (ii) has been identified by the IRS as otherwise subject to backup withholding, or (iii) has failed to certify that the shareholder is a U.S. person not subject to backup withholding. Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder federal income tax liability, if any, provided that certain required information is timely furnished to the Service.

Taxation of Foreign Shareholders

This section applies only to Foreign Shareholders. A “Foreign Shareholder” is a foreign beneficial owner of shares of the Fund that, for U.S. income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate. This section does not apply, however, to Foreign Shareholders subject to special tax rules, such as: former U.S. citizens and residents and expatriated or inverted entities; a nonresident alien individual present in the United States for 183 days or more in a taxable year; a controlled foreign corporation, passive foreign investment company, or a foreign government; or a Foreign Shareholder whose income from the Fund is effectively connected with a U.S. trade or business of the Foreign Shareholder or, if a U.S. income tax treaty applies, is attributable to a U.S. permanent establishment of the Foreign Shareholder as determined under such treaty.

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Distributions of “investment company taxable income” received by a Foreign Shareholder from the Fund (whether or not reinvested in shares of the Fund) will be subject to U.S. federal withholding tax at a 30% rate (or lower applicable treaty rate), except that such distributions properly reported as short-term capital gain dividends or interest-related dividends will be exempt from U.S. withholding tax.

A Foreign Shareholder in the Fund also is generally not subject to U.S. federal income tax on capital gain dividends or on amounts retained by the Fund that are properly reported as undistributed capital gains, and is not subject to U.S. federal income taxation on any gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund. As described in the SAI, special rules would apply to foreign shareholders if shares of a Fund were to constitute “U.S. real property interests” (“USRPIs”) as defined in the Code, or, in certain cases, if the Fund’s distributions are attributable to gain from the sale or exchange of a USRPI. See the discussion under “FEDERAL INCOME TAXES -Foreign Shareholders” in the SAI for more information concerning the matters described in this paragraph.

Information returns may be filed with the IRS reporting certain payments on shares of a Foreign Shareholder or proceeds from a sale or redemption of the Foreign Shareholder’s shares of the Fund.

Foreign Shareholder may be subject to backup withholding on such payments unless the Foreign Shareholder certifies its non-U.S. status under penalties of perjury or otherwise establishes an exemption from backup withholding. Amounts withheld as backup withholding from a Foreign Shareholder generally may be refunded or credited against the Foreign Shareholder’s federal income tax liability if certain required information is timely furnished to the IRS.

To qualify for the exemption from U.S. withholding taxes on interest-related dividends or short-term capital gain dividends, or for a reduced rate of withholding taxes under an income tax treaty on distributions from the Fund, or an exemption from backup withholding due to its status as a non-U.S. person, a Foreign Shareholder must generally deliver to the withholding agent a properly executed form (generally, an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable). To claim a refund of any backup withholding taxes or any Fund-level taxes imposed on undistributed net capital gains, a Foreign Shareholder must obtain a taxpayer identification number and file a U.S. federal income tax return.

Shares Held Through Foreign Accounts

Under provisions of the Code commonly referred to as “FATCA”, the Fund must withhold 30% of certain distributions it pays to foreign shareholders that fail to meet prescribed information reporting or certification requirements or, in certain cases, fail to agree with the IRS to undertake certain diligence, reporting and withholding requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides required certifications on a valid IRS Form W-9 or applicable Form W-8, respectively. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status as either exempt from, or compliant with, FATCA in order to avoid FATCA withholding. A more complete description of FATCA can be found in the SAI. Investors who invest through a foreign entity should consult their tax advisors concerning documentation necessary to establish an exemption from, or compliance with, FATCA in connection with investing in the Fund.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local or foreign taxation on Fund distributions, and sales of Fund shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur. For more information concerning the federal income tax treatment of owning, selling and redeeming shares of the Fund, see the discussion in the SAI under “FEDERAL INCOME TAXES.”

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements are included in the Annual Report, available upon request.

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Financial Highlights (For a Share Outstanding Throughout Each Year)

Shelton Emerging Markets Fund Institutional Shares	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$16.81	$17.53	$16.76	$19.86	$20.09
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.35	0.28	0.26	0.17	— (b)
Net gain/(loss) on securities (both realized and unrealized)	5.10	0.01	2.27	(3.02)	0.15
Total from investment operations	5.45	0.29	2.53	(2.85)	0.15
LESS DISTRIBUTIONS
Dividends from net investment income	(0.37)	(0.70)	(0.22)	(0.25)	(0.38)
Distributions from capital gains	(2.76)	(0.31)	(1.54)	—	—
Total distributions	(3.13)	(1.01)	(1.76)	(0.25)	(0.38)
Net asset value, end of year or period	$19.13	$16.81	$17.53	$16.76	$19.86

Total return	32.99%	1.66%	15.43%	(14.33)%	0.77%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$21,104	$22,178	$28,170	$22,812	$30,458
Ratio of expenses to average net assets:
Before expense reimbursements	1.85%	1.77%	1.70%	1.77%	1.58%
After expense reimbursements	0.98%	1.29%	1.70%	1.77%	1.56%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.98%	1.09%	1.34%	1.00%	(0.04)%
After expense reimbursements	1.85%	1.57%	1.34%	1.00%	0.04%
Portfolio turnover	82%	78%	63%	49%	21%

Investor Shares	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$16.57	$17.31	$16.53	$19.64	$19.92
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.29	0.24	0.21	0.15	(0.05)
Net gain/(loss) on securities (both realized and unrealized)	5.02	—	2.24	(3.01)	0.15
Total from investment operations	5.31	0.24	2.45	(2.86)	0.10
LESS DISTRIBUTIONS
Dividends from net investment income	(0.23)	(0.67)	(0.13)	(0.25)	(0.38)
Distributions from capital gains	(2.76)	(0.31)	(1.54)	—	—
Total distributions	(2.99)	(0.98)	(1.67)	(0.25)	(0.38)
Net asset value, end of year or period	$18.89	$16.57	$17.31	$16.53	$19.64

Total return	32.63%	1.41%	15.15%	(14.56)%	0.52%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$1,597	$1,120	$1,306	$914	$1,260
Ratio of expenses to average net assets:
Before expense reimbursements	2.10%	2.02%	1.94%	2.03%	1.84%
After expense reimbursements	1.23%	1.53%	1.94%	2.03%	1.81%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.71%	0.89%	1.08%	0.86%	(0.28)%
After expense reimbursements	1.58%	1.38%	1.08%	0.86%	(0.25)%
Portfolio turnover	82%	78%	63%	49%	21%

(a)	Calculated based upon average shares outstanding.
(b)	Amount less than $(0.005).

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Financial Highlights (For a Share Outstanding Throughout Each Year) (Continued)

Shelton International Select Equity Fund Institutional Shares	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$23.28	$23.28	$20.81	$27.20	$25.77
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.48	0.43	0.37	0.47	0.16
Net gain/(loss) on securities (both realized and unrealized)	6.66	0.44	2.53	(5.72)	1.45
Total from investment operations	7.14	0.87	2.90	(5.25)	1.61
LESS DISTRIBUTIONS
Dividends from net investment income	(0.53)	(0.86)	(0.43)	(1.14)	(0.18)
Distributions from return of capital	—	(0.01)	—	—	—
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.53)	(0.87)	(0.43)	(1.14)	(0.18)
Redemption Fees	—	—	—	—	—
Net asset value, end of year or period	$29.89	$23.28	$23.28	$20.81	$27.20

Total return	30.67%	3.68%	13.97%	(19.29)%	6.23%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$37,656	$36,658	$46,806	$69,446	$149,505
Ratio of expenses to average net assets:
Before expense reimbursements	1.31%	1.26%	1.18%	1.08%	0.99%
After expense reimbursements	0.99%	0.99%	0.98%	1.00%	0.99%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.46%	1.45%	1.44%	1.99%	0.61%
After expense reimbursements	1.78%	1.72%	1.64%	2.07%	0.61%
Portfolio turnover	186%	56%	55%	44%	46%

Investor Shares	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$22.57	$22.58	$20.21	$27.04	$25.62
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.39	0.35	0.31	0.47	0.11
Net gain/(loss) on securities (both realized and unrealized)	6.45	0.43	2.45	(5.73)	1.42
Total from investment operations	6.84	0.78	2.76	(5.26)	1.53
LESS DISTRIBUTIONS
Dividends from net investment income	(0.31)	(0.78)	(0.39)	(1.57)	(0.11)
Distributions from return of capital	—	(0.01)	—	—	—
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.31)	(0.79)	(0.39)	(1.57)	(0.11)
Redemption Fees	—	—	—	—	—
Net asset value, end of year or period	$29.10	$22.57	$22.58	$20.21	$27.04

Total return	30.33%	3.45%	13.64%	(19.47)%	5.97%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$4,432	$3,857	$5,078	$6,657	$30,219
Ratio of expenses to average net assets:
Before expense reimbursements	1.56%	1.50%	1.43%	1.33%	1.23%
After expense reimbursements	1.24%	1.24%	1.23%	1.25%	1.23%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.17%	1.19%	1.29%	1.96%	0.40%
After expense reimbursements	1.49%	1.46%	1.49%	2.04%	0.40%
Portfolio turnover	186%	56%	55%	44%	46%

(a)	Calculated based upon average shares outstanding.

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Financial Highlights (For a Share Outstanding Throughout Each Year) (Continued)

Shelton Tactical Credit Fund Institutional Shares	Year Ended December 31, 2025		Year Ended December 31, 2024		Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2021
Net asset value, beginning of year	$10.09		$10.04		$9.98		$11.07		$10.70
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.63		0.55		0.50		0.28		0.23
Net gain/(loss) on securities (both realized and unrealized)	0.22		0.04		0.04	(b)	(1.08)		0.53
Total from investment operations	0.85		0.59		0.54		(0.80)		0.76
LESS DISTRIBUTIONS
Dividends from net investment income	(0.54)		(0.53)		(0.48)		(0.27)		(0.39)
Distributions from return of capital	—		(0.01)		—		(0.02)
Distributions from capital gains	—		—		—		—		—
Total distributions	(0.54)		(0.54)		(0.48)		(0.29)		(0.39)
Redemption fees	—		—		—		—		—
Net asset value, end of year or period	$10.40		$10.09		$10.04		$9.98		$11.07

Total return	8.55%		5.93%		5.70%		(7.27)%		7.09%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$54,344		$33,316		$28,041		$32,821		$50,232
Ratio of expenses to average net assets:
Before expense reimbursements	1.24	%(c)	1.61	%(c)	1.83	%(c)	1.86	%(c)	2.13	%(c)
After expense reimbursements	0.80	%(c)	0.99	%(c)	1.23	%(c)	1.72	%(c)	2.04	%(c)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	5.63%		4.91%		4.44%		2.54%		1.97%
After expense reimbursements	6.06%		5.52%		5.04%		2.68%		2.06%
Portfolio turnover	107%		111%		187%		63%		118%

Investor Shares	Year Ended December 31, 2025		Year Ended December 31, 2024		Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2021
Net asset value, beginning of year	$10.06		$10.03		$9.97		$11.05		$10.71
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.60		0.54		0.47		0.25		0.21
Net gain/(loss) on securities (both realized and unrealized)	0.21		0.02		0.05	(b)	(1.07)		0.51
Total from investment operations	0.81		0.56		0.52		(0.82)		0.72
LESS DISTRIBUTIONS
Dividends from net investment income	(0.57)		(0.52)		(0.46)		(0.24)		(0.38)
Distributions from return of capital	—		(0.01)		—		(0.02)		—
Distributions from capital gains	—		—		—		—		—
Total distributions	(0.57)		(0.53)		(0.46)		(0.26)		(0.38)
Redemption fees	—		—		—		—		—
Net asset value, end of year or period	$10.30		$10.06		$10.03		$9.97		$11.05

Total return	8.21%		5.67%		5.43%		(7.42)%		6.75%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$2,230		$2,505		$3,123		$3,523		$4,556
Ratio of expenses to average net assets:
Before expense reimbursements	1.56	%(c)	1.86	%(c)	2.13	%(c)	2.11	%(c)	2.41	%(c)
After expense reimbursements	1.08	%(c)	1.24	%(c)	1.52	%(c)	1.97	%(c)	2.31	%(c)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	5.34%		4.65%		4.18%		2.29%		1.83%
After expense reimbursements	5.82%		5.27%		4.79%		2.43%		1.93%
Portfolio turnover	107%		111%		187%		63%		118%

(a)	Based on average shares outstanding for the period.
(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized unrealized losses on the Statements of Operations for the same period.
(c)	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.00% for the year ended December 31, 2025, 0.00% for the year ended December 31, 2024, 0.01% for the year ended December 31, 2023, 0.28% for the year ended December 31, 2022, and 0.21% for the year ended December 31, 2021, respectively.

52

Financial Highlights (For a Share Outstanding Throughout Each Year) (Continued)

Shelton Equity Premium Income ETF	Period Ended December 31, 2025(a)
Net asset value, beginning of year	$24.99
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.05
Net gain/(loss) on securities (both realized and unrealized)	1.82
Total from investment operations	1.87
LESS DISTRIBUTIONS
Dividends from net investment income	(0.03)
Distributions from return of capital	(0.51)
Distributions from capital gains	—
Total distributions	(0.54)
Redemption fees	—
Net asset value, end of year or period	$26.32

Total return	7.48	%(c)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$57,234
Ratio of expenses to average net assets:
Before expense reimbursements	0.54	%(d)
After expense reimbursements	0.54	%(d)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.54	%(d)
After expense reimbursements	0.54	%(d)
Portfolio turnover(e)	14	%(c)

(a)	Fund commenced operations on September 8, 2025.
(b)	Based on average shares outstanding for the period.
(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover excludes the impact of in-kind transactions.

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Learn More

This Prospectus contains important information on the Funds and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports

Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements. The December 31, 2025 Annual Report is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

Statement of Additional Information

The SAI includes more details about the Funds, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

How to Obtain Additional Information

You may obtain a copy of the SAI, the Funds’ annual and semi-annual reports to shareholders, and other information such as the Funds’ financial statements, free of charge, by calling the Funds at (800) 955-9988, by accessing the Funds’ website at www.sheltoncap.com, or by emailing the Funds at info@sheltoncap.com.

The Fund’s reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No.: 811-05617

54

Notice of Privacy Policy

FACTS	WHAT DO SHELTON CAPITAL MANAGEMENT AND SCM TRUST DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions

● Account balances and transaction history

● Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR	DO THE	CAN YOU
PERSONAL INFORMATION	FUNDS	LIMIT THIS
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer Shelton products and services to you	Yes	No
For joint marketing with other financial companies	No	N/A
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	N/A
For non-affiliates to market to you	No	N/A

WHO WE ARE
Who is providing this notice?	SCM Trust
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.
OTHER IMPORTANT INFORMATION

California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

55

Use of E-Mail Addresses:

If you have requested information regarding SCM Trust products and services and supplied your e-mail address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following e-mail services:

●	Prospectus and Shareholder Reports – Receive prospectuses and shareholder reports online instead of by U. S. Mail.
●	Paperless Statements – Receive an e-mail with a link to our Web site informing you that our client statements are available online to view, print or download.
●	Paperless Tax Forms – Receive an e-mail with a link to our web site informing you that our client tax forms are available online to view, print or download.

We also include instructions and links for unsubscribing from Shelton Capital Management e-mails. We do not sell email addresses to anyone, although we may disclose e-mail addresses to third parties that perform administrative or marketing services for us. We may track receipt of e-mails to gauge the effectiveness of our communications.

56

SCM Trust
1401 Lawrence Street, Suite 1550
Denver, CO 80202
(800) 955-9988

Statement of Additional Information – May 1, 2026

Ticker Symbols
Shelton Tactical Credit Fund – Institutional Shares	DEBIX

Shelton Tactical Credit Fund – Investor Shares	DEBTX

Shelton International Select Equity Fund – Institutional Shares	SISEX

Shelton International Select Equity Fund – Investor Shares	SISLX

Shelton Emerging Markets Fund – Investor Shares	EMSLX

Shelton Emerging Markets Fund – Institutional Shares	EMSQX

Shelton Equity Premium Income ETF	SEPI

This Statement of Additional Information (“SAI”) is not the Funds’ Prospectus, but provides additional information which should be read in conjunction with the Prospectus dated May 1, 2026 (as may be amended), which is incorporated by reference into this SAI. The Funds’ Prospectus and most recent Annual Report may be obtained at no charge by visiting http://sheltoncap.com, or contacting the Funds at the address or telephone number shown above. This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectus.

About SCM Trust

SCM Trust (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on July 15, 1988. Currently, the Trust consists of one exchange-traded fund and 10 mutual funds, the following four of which are covered by this SAI: the Shelton Tactical Credit Fund (the “Tactical Credit Fund”), the Shelton International Select Equity Fund (the “International Select Equity Fund”), the Shelton Emerging Markets Fund (the “Emerging Markets Fund”) together, the “Mutual Funds”), and the Shelton Equity Premium Income ETF (“SEPI”) (the Mutual Funds and SEPI are each referred to as a “Fund” and collectively, as the “Funds”). The other series of the Trust are covered by a separate prospectus and statement of additional information. The Funds’ principal office is located at 1401 Lawrence Street, Suite 1550, Denver, Colorado 80202, and their telephone number is (800) 955-9988.

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies funds as either “diversified” or “non-diversified.” Each Fund is classified as “diversified.”

CCM Partners, LP d/b/a Shelton Capital Management serves as Investment Advisor (the “Advisor” or “Shelton”) to each Fund.

SEPI

The Fund issues and redeems shares solely to certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”) on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units generally are issued in exchange for a basket of securities (“Deposit Securities”), together with the deposit of a specified cash payment (“Balancing Amount”). Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of 10,000 shares.

Shares are listed and traded on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Other than Authorized Participants, investors will not be able to purchase or redeem shares directly with or from the Fund. Instead, most investors will buy and sell shares in the secondary market through a broker.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. The Fund currently offers only one class of shares. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and sale of shares of the Fund, see “How to Buy and Sell Shares” in the Fund’s Prospectus and in this SAI. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and in this SAI.

The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized investment company statistical services. The Fund’s annual report, when available, will contain additional performance information and will be made available to investors upon request and without charge.

Investment Objectives and Policies of the Funds

The investment objectives and investment policies of the Funds are set forth in the current Prospectus of the Funds. The following information supplements the information contained in the Prospectus, and each Fund will pursue its investment objective by following the principal investment strategies set out in the Prospectus. Certain Funds may also invest in the following types of assets and/or employ the following investment techniques, as indicated below.

There can be no assurance that the investment objective of a Fund will be achieved. Except as otherwise indicated, the investment objective and related policies and strategies of a Fund are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without the approval of Fund shareholders. Shareholders will be given at least 60 days’ advance notice of any change in a Fund’s 80% investment policy. Shareholders will be given advance notice of material changes to a Fund’s investment objective or other non-fundamental investment policies. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

Description of Additional Investment Securities and Portfolio Techniques Applicable to the Mutual Funds

Bank Obligations. Bank obligations in which each Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Each Fund will not invest in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Bankers Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

Certificates Of Deposit. Certificates of deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

Time Deposits. Time deposits are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Borrowing. Each Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, each Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of its total assets. Each Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of its total assets.

Specifically, provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, each Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Each Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. A fund may enter into reverse repurchase agreements or similar financing transactions, if the fund: (i) complies with the asset coverage requirements of section 18, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio; or (ii) Treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

Each Fund also may affect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligation under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Commercial Paper. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.

Common Stock. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Fund can lose money through its stock investments.

Convertible Securities. Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such it is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Corporate Debt Securities. Each Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

For a discussion of securities rated below-investment grade, see “Below-Investment Grade Securities” below.

Debt Securities. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

Depositary Receipts. ADRs as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and GDRs, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Derivative Instruments. In pursuing its investment objective, each Fund may, to the extent permitted by its investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategies. Each Fund may also purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund also may enter into swap agreements with respect to interest rates, commodities and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. Each Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, each Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because of the requirements under Rule 18f-4 under the 1940 Act offsetting positions in connection with transactions in derivative instruments or the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes. Each Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

Each Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. A put option is covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

Each Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet such Fund’s immediate obligations.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options: Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that over-the-counter options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts: A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date.

Each Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities and security or commodity indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies and it is expected that other futures contracts will be developed and traded in the future. Each Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

Each Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.

In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exclusion from the definition of “commodity pool operator” filed by the Trust with the National Futures Association (“NFA”), the Trust does not fall within the definition of “commodity pool operator” under the U.S. Commodity Exchange Act, as amended (“CEA”), in respect of the Fund, and thus, is not subject to registration or regulation as such under the CEA in respect of the Fund.

Limitations on Use of Futures and Futures Options. Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.

Additionally, each Fund will limit its trading in “commodity interests,” as that term is defined under applicable Commodity Futures Trading Commission (“CFTC”) Rules, and which generally includes commodity futures, futures options and swaps, such that, aside from commodity futures, commodity options contracts or swaps that, in each case, are used solely for bona fide hedging purposes within the meaning and intent of applicable CFTC Rules, (i) the aggregate initial margin and premiums required to establish positions in commodity interests will not exceed five percent of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, or (ii) the aggregate net notional value of commodity interest positions does not exceed 100 percent of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, in each case, as further described in CFTC Rule 4.5(c)(2).

When a purchase or sale of a futures contract is made by the Fund, it is required to deposit with the custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark-to-market its open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by it.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by it (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by it.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company (a “RIC”) provided under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the margin deposits relating to the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent that each Fund enters into such futures contracts the value of such futures will not vary in direct proportion to the value of the Fund’s holdings. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a future or a future’s option position, and that the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.

Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, it might reinvest at higher or lower futures prices, or choose to pursue other investments.

Certain restrictions imposed on each Fund by the Code may limit the Fund’s ability to invest in commodity futures contracts.

Tax Risk. Each Fund intends to qualify annually to be treated as a RIC under the Code. To qualify as a RIC, each Fund must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund does invest in these types of securities and the income is determined not to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the Code. See “Taxation of the Funds” below for additional information related to these restrictions.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.

Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. Each Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities and credit and event-linked swaps. To the extent the Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements (“swap options”).

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to gain exposure to certain markets in a more cost efficient manner.

OTC Swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with each Fund’s investment objective and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Each Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Each Fund may also enter into credit default swap agreements. The credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, it would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by the Fund may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, and with respect to OTC credit default swaps, counterparty risk and credit risk. The Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will require the clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swap options. Mandatory exchange-trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. Mandatory clearing of interest rate swaps and certain credit default swaps on indexes was phased in during 2013 based on the nature of different swap participants. Given the relatively recent nature of these changes and the fact that many market participants remain in the process of adjusting to the new requirements, it is difficult to assess that impact of these changes on the Fund’s swaps-related activities. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Fund is not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by the Fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by the Fund and the determination of the NAV of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests; (iv) the Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of the Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under- exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; and (viii) a possible need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

Risk of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments, potentially to the detriment of the Fund. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategy. The futures, options and swap markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference index may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent the Fund invests in these securities, however, the Advisor analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor its interest rate risk.

Dollar Rolls. Each Fund may enter into dollar roll agreements, which are similar to reverse repurchase agreements. Dollar rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted.

Emerging Markets. Each Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Fund may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, the Fund may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Derivatives” and “Foreign Currency and Related Transactions.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Brady Bonds. Each Fund may invest in Brady Bonds. The Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Equity-Linked Securities. Each Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” below. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See “Derivative Instruments” above. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restriction on investments in illiquid securities.

Event-Linked Exposure. Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund, when investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Fixed Income Securities With Buy-Back Features. Fixed income securities with buy-back features enable the Fund to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank’s credit, the Advisor considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank’s ability to honor its commitment under the letter of credit. Buy-back features include standby commitments, put bonds and demand features.

Standby Commitments. Each Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles the Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

Ordinarily, the Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate. Any investments in tender option bonds by the Fund will be accounted for subject to Financial Accounting Standards Board Statement No. 140 and amendments thereto.

In selecting put bonds for each Fund, the Advisor takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond’s rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

Demand Features. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days’ notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

Foreign Currency and Related Transactions. Each Fund may invest in foreign currency-denominated securities and may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”) and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. Each Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. Each Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency.

Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

1.	When the Advisor desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
2.	If a particular currency is expected to decrease against another currency, each Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.
3.	If the Advisor wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Advisor thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in value of the bond.
4.	The Advisor might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s NAV per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the prediction of the Advisor regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to rollover a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Each Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, each Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. The extent to which these limits apply is subject to tax regulations that, to date, have not been issued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities.

Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants (“CEWs”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.

Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities and Emerging Markets. Each Fund may invest in foreign securities, including securities from issuers located in emerging market countries. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money. In addition to equity securities, foreign investments of each Fund may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

To determine a stock’s country of origin, each Fund’s definition is where the underlying company is tax domiciled.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Fund (if it invests in foreign securities as measured in U.S. dollars) will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk. A fund that may invest in foreign securities offers the potential for more diversification than a fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect its operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange (the “NYSE”). Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.

Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards: Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund.

Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. Each Fund generally holds foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States.

The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Sovereign Debt. Each Fund may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject.

Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which each Fund may invest are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. The Advisor may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. Each Fund may invest in countries in which foreign investors, including the Advisor, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals.

There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of funds investing significantly in foreign securities can be expected to be higher than those of funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia. Each Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

P-notes. Each Fund may invest in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India.

Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed below with respect to securities of foreign issuers in general.

Guaranteed Investment Contracts. Each Fund may invest in guaranteed investment contracts (“GIC”). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC’s maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to the Fund’s acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations.

Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Tax Risk. Each Fund intends to qualify annually to be treated as a RIC under the Code. To qualify as a RIC, the Fund must invest in assets which produce Qualifying Income. Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund invests in these types of securities and the income from these securities is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the Code. See “Taxation of the Funds” below for additional information related to these restrictions.

Illiquid Securities. Each Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Advisor pursuant to guidelines approved by the Board of Trustees. The Advisor will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board of Trustees. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Advisor to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

Inflation-Protected Debt Securities. Each Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Smaller Capitalization Companies. Each Fund may invest in smaller capitalization companies which are generally companies with market capitalization up to $2 billion. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Investment Company Securities and Exchange-Traded Funds. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Advisor believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

Termination Risk. There is a risk that ETFs in which each Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, an ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, an ETF may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Advisor believes that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

Investments In Commodity/Natural Resource-Related Securities. A Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or RICs that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

Loan Participations. Each Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized statistical ratings organization (“NRSRO”).

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of the issuers of the Fund’s securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether the Fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.

Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Money Market Funds. Each Fund may invest in the securities of money market mutual funds. Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. (See “Investment Company Securities and Exchange-Traded Funds” above.)

Mortgage-Related Securities and Asset-Backed Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” Each Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

Mortgage Pass-Through Securities: Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship.

However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low-and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.

However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Trust’s quality standards.

Securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Advisor are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

A Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Limitations,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, the Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates.

Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested.

Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with its investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

Below-Investment Grade Securities. Subject to the limitations set forth in the Prospectus, each Fund may invest in “below-investment grade” or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.” High yield bonds are issued by a company whose credit rating (based on an NRSRO) evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, below-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a higher risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated “Ba” or lower by Moody’s or “BB” or lower by S&P and Fitch or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund’s NAV and the ability of the issuers to repay principal and interest. If the issuer of a security held by the Fund has defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Fund’s securities and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, some of the Fund’s liquid securities may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a below-investment grade security’s principal and interest payments but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the Advisor performs its own analysis of the issuers whose below-investment grade securities are held by the Fund. Because of this, the Fund’s performance may depend more on the Advisor’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see “Appendix A -Description of Securities Ratings.”

In selecting below-investment grade securities, the Advisor considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The Advisor continuously monitors the issuers of below-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for the Fund, the Advisor will consider whether the Fund should continue to hold the security.

In the event that the Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Participation Interests. Each Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both Federal and state consumer protection laws may allow set-offs against certain amounts owed.

Preferred Stock. Each Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Securities and Related Derivatives. Each Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. Each Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries.

It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

REITs are pooled investment vehicles that own and typically operate income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners.

Repurchase Agreements. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of the Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Advisor. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund’s investment limitations.

Restricted Securities. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Each Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Advisor pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Advisor will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each Fund intends to purchase securities that are exempt from registration under Rule 144A.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A fund may enter into reverse repurchase agreements or similar financing transactions, if the fund: (i) complies with the asset coverage requirements of section 18, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio; or (ii) Treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.

Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. The Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 33-1/3% of its assets.

Securities Lending. For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund. The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan.

Short Sales. Each Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments, to gain exposure to or adjust exposure to various market sectors, and to offset potential declines in long positions in similar securities or otherwise take advantage of market conditions. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

U.S. Government Obligations. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, GNMA securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the FNMA, the FHLMC, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

Rights Offerings and Warrants to Purchase Securities. Each Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.

Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When-Issued, Delayed Delivery and Forward Commitment Transactions. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. A fund or registered open-end company that is regulated as a money market fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that the fund intends to physically settle the transaction; and the transaction will settle within 35 days of its trade date, or subject to asset segregation requirements. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, it does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

Zero Coupon Bonds. Each Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause the Fund to liquidate investments in order to make the required distributions. The Code requires that the Fund accrue interest into income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its status as a RIC under the Code. Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the federal tax distribution requirements applicable to the Fund under the IRC. See “Taxation of the Funds” below for additional information.

Temporary Defensive Positions. Each Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective.

Description of Additional Investment Securities and Portfolio Techniques Applicable to the SEPI

The Fund invests in a variety of securities in accordance with its investment objective and policies (as described in the Prospectus and above in this SAI) and employs a number of investment techniques. Each type of security and technique involves certain risks. The following is an alphabetical list of the investment techniques used by the Fund and the main risks associated with those techniques. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Cybersecurity Risk. The Fund and its service providers, including the Adviser, face greater risks of cyber security breaches because of the broad use of technology, such as computer and cloud-based systems and the internet, that has developed in the course of business. In general, cyber-attacks result from deliberate attacks but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing, destroying or corrupting data that is maintained online or digitally (or in cloud-based systems), denial-of-service attacks on websites, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund or its service providers, including the Adviser, Administrator, sub-adviser, fund accountant, custodian, transfer agent, intermediary or other third-party service providers, as well as the service providers used by the Fund’s service providers, may adversely impact the Fund. These cyber-attacks have the ability to cause disruptions and impact trading and other business operations, to result in financial losses, to prevent the Fund from buying and selling securities (potentially at advantageous times), to prevent shareholders from transacting business, and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar to operational risk in general, the Fund and its service providers, including the Adviser, have instituted risk management systems designed to minimize the risks associated with cyber security. However, these systems may not succeed in detecting, preventing or remediating cyber-attacks. The Fund does not directly control the cyber security systems of its service providers, their trading counterparties, or the issuers in which the Fund may invest. Moreover, cyber-attacks are becoming increasingly sophisticated and may involve state-sponsored actors. Losses caused by cyber-attacks may not be recoverable.

Equity Securities. The Fund may invest in equity securities including common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate, sometimes dramatically and unpredictably, over time. Rights represent a privilege granted to existing shareholders of a company to subscribe to shares of a new issue of common stock before it is offered to the public. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Investments in small companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth or experience of management. These companies may be in the developmental stage or may be older companies undergoing significant changes. As a result, the prices of small-cap companies may rise and fall more sharply. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty. Securities of companies considered to be value investments can continue to be undervalued for long periods of time and not realize their expected value.

Exchange-Traded Funds. (“ETFs”) are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected. See also “Investment Company Securities” below.

Foreign Securities (Non-U.S. Securities). The Fund may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities, including those of emerging market issuers, are subject to additional risks, including international trade, social, political and regulatory risks. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations (including repatriation restrictions), tariffs and/or trade embargoes, expropriation or confiscatory taxation, other taxes imposed by the foreign country on the Fund’s earnings, assets or transactions, limitation on the removal of cash or other assets of the Fund, political or financial instability, the imposition of economic sanctions, or diplomatic and other developments (including wars and armed conflicts) which could affect such investments. The Fund may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The currency in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Additional costs associated with an investment in foreign securities may include higher custodial fees than those that apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

Euro-Related Risks. In the past, economic crises have brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn that could significantly affect the value of the Fund’s European investments. The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. It is possible that EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative.

In a June 2016 referendum, citizens of the United Kingdom voted to leave the European Union (“EU”). In March 2017, the United Kingdom formally notified the European Council of its intention to withdraw from the EU (commonly known as “Brexit”) by invoking Article 50 of the Treaty on European Union, which triggered a two-year period of negotiations on the terms of Brexit. Brexit resulted in volatility in European and global markets and weakened the political, regulatory, consumer, corporate and financial confidence in the markets of the United Kingdom and throughout Europe. On January 31, 2020, the United Kingdom withdrew from the EU. The EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the EU-UK trade relationship, took effect in 2021.

Asia (including the Middle East) Related Risks. Many Asian countries are considered emerging or frontier markets, and these markets can be less economically and politically stable than developed markets such as the United States. The Asian region may be adversely affected by social, political, economic and regulatory developments, including long-running border and diplomatic disputes with neighboring countries or the international community. For example, the Asian region, and particularly China and South Korea, may be adversely affected by the social, political, economic and regulatory developments in North Korea and its relationship to the international community, including the United States. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors, including Vietnam and Japan, and historically challenging relations with Japan could adversely impact economies in the region. Other potential sources of unrest include nuclear arms threats between India and Pakistan and separatist, ethnic and sectarian violence occurring in Indonesia and the Middle East. Such unrest would likely have a negative impact on the economies and securities markets in this region. Moreover, the Asian region has historically been prone to natural disasters, which have in the past, and may continue to, negatively impact the economy of a country in the Asian region.

The economies of many Asian countries differ from the economies of more developed countries in numerous respects, such as, financial system stability, rate of growth, inflation, capital reinvestment, resource self-sufficiency, the national balance of payments, sensitivity to global trade, and with respect to many countries within the Middle East, the sensitivity to the price of oil. Some Asian countries are highly dependent upon and may be affected by developments in other Asian countries, the United States and Europe as a result of their dependency on international trade. Changes in diplomatic relations, trade barriers or global export flows may have a significant impact on a particular Asian country or on the region as a whole. For example, the imposition of tariffs or other trade barriers by the United States or foreign governments on exports from China could adversely impact economies in China and the surrounding region.

There may be less publicly available information about companies in many Asian countries. In addition, some Asian securities are not rated by rating agencies like Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service Inc. (“Moody’s”), or Fitch Ratings, Inc. (“Fitch”); or if they rated, they may be rated below investment grade (referred to as “junk bonds,” which are typically speculative securities, and include unrated securities, regardless of quality), which may have a greater risk of default. Moreover, the stock exchanges and financial and securities industries in many Asian countries do not generally have the level of government and regulatory oversight as in the United States or Europe. Financial intermediaries in countries in this region may not operate or perform as well as their counterparts in more developed securities capital markets. The auditing and reporting standards in some Asian emerging market countries also may not yield the same degree of shareholder protection or information to investors as those of developed countries. Specifically, the valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently in Asian countries than under the auditing and reporting standards that exist in more developed countries. As the legal systems in many Asian countries continue to develop, it may be more difficult to obtain or enforce a judgment.

The securities markets of many Asian countries are also significantly smaller, less liquid and more volatile than securities markets in the United States and Europe. Certain countries in this region are also undergoing a period of growth and change, which could lead to trading volatility and may impose difficulties regarding the operations, settlement and recording of securities transactions. Certain markets in these countries may also require significant withholding of dividends paid on portfolio securities and on realized capital gains, and there can be no assurance that repatriation of a Fund’s income, gains or initial capital from these countries will necessarily occur.

Global Financial Markets. Global economies and financial markets are becoming increasingly interconnected. Social, political and economic conditions (including instability and volatility) and events (including, but not limited to, armed conflicts, natural/environmental disasters, rapid inflation, supply chain disruptions, international sanctions, global recessions, pandemics, epidemics, social unrest, economic sanctions, cyber-attacks, and government shutdowns and defaults) in one country, region or financial market, including a country, region or market in which the Fund has not invested, may adversely impact issuers in a different country, region or financial market, including a country, region or market in which the Fund has invested. As a result, the Fund could be negatively impacted if the values of its investments were harmed by these political or economic conditions or events. Such conditions and/or events may not have the same impact on all types of securities and may expose the Fund to greater market or liquidity risk or cause difficulty in valuing portfolio instruments held by the Fund. This could cause the Fund to underperform other types of investments. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations. For additional information, please see the discussion herein on “Operational Risk.”

For example, the outbreak of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) caused volatility, severe market dislocations and liquidity constraints in markets around the world. The transmission of COVID-19 and efforts to contain its spread led to severe macroeconomic disruptions, exchange closures, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. Certain of these consequences remain ongoing. Such events, or other disruptions caused by social, political or economic conditions or other events, could adversely impact issuers, markets and economies (and, accordingly, the Fund) over the short- and long-term, including in ways that cannot be foreseen. The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations. Historically, instability in the financial markets has led governments across the globe to take a number of actions designed to support the financial markets. There can be no guarantee that these actions will be sufficient or will have their intended effect, or will not result in unintended adverse economic consequences, such as increased inflationary pressure. Future government regulation and/or intervention may also change the way in which the Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. Moreover, governments or their agencies may acquire distressed assets from financial institutions, may acquire ownership interests in those institutions, or may impose conditions on issuers receiving financial assistance (including by restricting or limiting their ability to pay dividends), all of which may affect the Fund’s investments in ways that are unforeseeable.

Political institutions may not be able to effectively respond to these political and economic conditions and events, and these political institutions may erode over time. For example, one or more countries that have adopted the euro may abandon that currency and/or withdraw from the European Union, which could disrupt global markets and affect the liquidity and value of the Fund’s investments, regardless of whether the Fund has significant exposure to European markets. The risk of investing in Europe may also be heightened due to the armed conflict in Ukraine. In addition, countries in the Asian region (particularly China) may be adversely affected by social, political, economic and regulatory developments, including long-running border and diplomatic disputes with neighboring countries or the international community, that could adversely impact economies within individual Asian countries or the Asian region or the global market as a whole.

In addition, in the United States, total public debt as a percentage of gross domestic product has grown rapidly since 2008. High levels of national debt may raise concerns that the U.S. government will be unable to pay investors at maturity, may cause declines in currency valuations and may prevent the U.S. government from implementing effective fiscal policy. Export-driven economies, including the economies of a number of Asian countries, may be adversely affected by the U.S. and other large economies, with which they do business.

Illiquid Investments, Rule 144A Securities, and Section 4(a)(2) Securities. The Fund may purchase securities that are not registered or that are offered in exempt non-public offerings under the Securities Act of 1933, as amended (“1933 Act”) (“Restricted Securities”), including securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) or commercial paper issued pursuant to Section 4(a)(2) under the 1933 Act (“4(a)(2) Securities”). However, pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include certain Restricted Securities, certain over-the-counter derivatives instruments, or securities or other financial instruments that are not readily marketable. The Trust has implemented a liquidity risk management program to identify illiquid investments pursuant to Rule 22e-4.

Investment Company Securities. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, an investor becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the underlying fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein. The Fund’s investment in the securities of other investment companies may be particularly significant following its launch or in situations where the Fund is unable to access a particular country or market.

Generally, under the 1940 Act and related rules, the Fund may purchase an unlimited amount of shares of an affiliated fund or a money market fund. The Fund may also purchase shares of an unaffiliated fund as long as: (i) the Fund doesn’t invest more than 5% of its total assets in the securities of any one investment company (ETF or other mutual funds); (ii) the Fund doesn’t own more than 3% of the outstanding voting stock of any one investment company; or (iii) the Fund doesn’t invest more than 10% of its total assets in the securities of other investment companies.

Money Market Instruments. The Fund’s investments in money market instruments, if any, will consist of: (i) short-term obligations of the U.S. Government, its agencies and instrumentalities; (ii) other short-term debt securities rated A or higher by Moody’s or S&P or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper, including master demand notes; (iv) bank obligations, including certificates of deposit, bankers’ acceptances and time deposits; (v) repurchase agreements; and (vi) shares of money market funds, which may include the U.S. Government Money Market Fund. Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury. Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time.

Operational Risk. The Fund and its service providers, including the Adviser, Administrator, sub-adviser, fund accountant, custodian and transfer agent, as well as the service providers of the Fund’s service providers, rely on the security and reliability of information and communications technologies, systems and networks and may be negatively impacted if these technologies, systems and networks become compromised or unreliable. These operational risks arise from a variety of factors and could negatively impact the Fund and its shareholders. These factors include processing and human errors, inadequate or failed internal or external processes, failures in technology, systems and networks, cyber-attacks, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual processing or quantitative investment models increases these risks. Although the Fund and its service providers attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. In addition, other disruptive events, including, but not limited to, natural disasters and public health crises (such as the COVID-19 pandemic), can adversely affect the Fund, in particular if the Fund’s officers or the employees of its service providers, including the Adviser, are unable or unwilling to perform their responsibilities as a result of any such event.

In addition, the Fund relies on various sources to calculate its NAV. Therefore, the Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

Securities Lending. For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund. The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan.

Short-Term Trading. The Fund may engage in short-term trading. Although the Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever it is believed to be necessary or desirable to achieve the investment objective of the Fund. A change in the securities held by the Fund is known as “portfolio turnover.” The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. Unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing the Fund’s investment objectives than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to the Fund.

Temporary Defensive Positions. In certain market conditions, some or all of a of the Fund’s securities may be sold and the proceeds retained as cash, or temporarily invested in U.S. government securities or money market instruments, if the Fund’s investment manager believes it is in the best interest of shareholders to do so. As of the date of this SAI, this has never happened; but if it were to occur, the investment goals of the Fund might not be achieved.

U.S. Government Securities. The Fund may invest in U.S. Government securities to the extent set forth in the Prospectus and this SAI. U.S. Government securities include bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agencies’ obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will be able or willing to repay any principal or interest when due, or will provide financial support to a U.S. Government agency, authority, instrumentality or sponsored enterprise when it is not obligated by law to do so.

Warrants. The Fund may purchase or sell warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of the Fund. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

Investment Restrictions
Fundamental Investment Policies

Except as noted with respect to any Fund, the Trust has adopted the following restrictions as additional fundamental policies of its Funds, which means that they may not be changed without the approval of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Trust or of a particular Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Trust or of such Fund, or (2) 67% or more of the shares of the Trust or of such Fund present at a meeting of shareholders if more than 50% of the outstanding shares of the Trust or of such Fund are represented at the meeting in person or by proxy.

The Tactical Credit Fund. The Fund has adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The following non-fundamental policies apply to the Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Fund will not:

1.	Purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations.
2.	Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies.
3.	Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.
4.	Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations).
5.	Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security.
6.	Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts.

7.	Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
8.	Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

When engaging in options, futures and forward currency contract strategies, the Fund will hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

The International Select Equity Fund. The Fund has adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The following non-fundamental policies apply to the Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Fund will not:

1.	Purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations.
2.	Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies.
3.	Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.
4.	Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations).
5.	Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security.
6.	Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts.
7.	Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
8.	Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.
9.	Engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with the use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
10.	Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

When engaging in options, futures and forward currency contract strategies, the Fund will hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

Shelton Emerging Markets Fund. The Fund has adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The Fund will not:

1.	Purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations.
2.	Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies.
3.	Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.
4.	Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations).
5.	Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security.
6.	Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts.
7.	Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
8.	Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.
9.	Engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with the use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
10.	Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

When engaging in options, futures and forward currency contract strategies, the Fund will hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

Shelton Equity Premium Income ETF. The Fund has adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The Fund will not:

1.	Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 15% of the Fund’s total asset value. However, a Fund will not purchase additional securities while the value of its outstanding borrowings exceeds 5% of its total assets. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which a Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. (As a matter of operating policy, the Funds currently do not intend to utilize reverse repurchase agreements, but may do so in the future.)
2.	Except as required in connection with permissible futures contracts, buy any securities on “margin” or sell any securities “short,” except that it may use such short-term credits as are necessary for the clearance of transactions.
3.	Make loans, except (a) through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors, (b) to the extent the entry into a repurchase agreement may be deemed a loan, or (c) to lend portfolio securities to broker-dealers or other institutional investors if at least 100% collateral, in the form of cash or securities of the U.S. Government or its agencies and instrumentalities, is pledged and maintained by the borrower.
4.	Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.
5.	With respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer would exceed 5% of the value of the Fund’s total assets, or (b) the Fund would own more than 10% of the voting securities of any such issuer (both the issuer of the municipal obligation as well as the financial institution/ intermediary shall be considered issuers of a participation certificate).
6.	Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices, and provided that this limitation shall not prohibit the purchase of securities secured by real estate or interests therein.
7.	Invest in commodities and commodity contracts, or interests in oil, gas, or other mineral exploration or development programs; provided, however, that a Fund may invest in futures contracts as described in the Prospectus and in this Statement of Additional Information.
8.	Invest in companies for the purpose of exercising control or management.
9.	Purchase securities of other investment companies, except to the extent permitted by the 1940 Act and as such securities may be acquired in connection with a merger, consolidation, acquisition, or reorganization.
10.	Purchase illiquid securities, including (under current SEC interpretations) securities that are not readily marketable, and repurchase agreements with more than seven days to maturity if, as a result, more than 10% of the total assets of the Fund would be invested in such illiquid securities.
11.	Invest 25% or more of its assets in securities of any one industry, although for purposes of this limitation, tax-exempt securities and obligations of the U.S. Government and its agencies or instrumentalities are not considered to be part of any industry (both the industry of the issuer of the municipal obligation as well as the industry of the financial institution/intermediary shall be considered in the case of a participation certificate). Index funds may exceed this limitation and will invest in proportion to the underlying index.
12.	Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, and (b) entering into permissible repurchase and futures transactions.

Non-Fundamental Investment Policies

In addition, the Shelton Equity Premium Income Fund has adopted the following restrictions as operating policies, which are not fundamental policies, and may be changed without shareholder approval in accordance with applicable regulations. The Fund may not:

1.	Engage in short sales of securities.
2.	Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of a Fund’s net assets. Included in such amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants that are not listed on the New York Stock Exchange (the “NYSE”) or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

3.	Enter into a futures contract or option on a futures contract, if, as a result thereof, more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.
4.	Invest more than 5% of its total assets in the securities of companies (including predecessors) that have been in continuous operation for a period of less than three years.

Other than with respect to Fundamental Investment Restriction Number 10 above regarding the purchase of illiquid securities, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Portfolio Turnover

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser, in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Each Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Policies Regarding Broker-Dealers used for Portfolio Transactions” in this SAI.

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

For the fiscal year ended December 31, 2025, the Shelton International Select Equity Fund’s portfolio turnover rate was 186%, as compared to the fiscal year ended December 31, 2024, when the Fund’s portfolio turnover rate was 56%. The Fund’s portfolio turnover rate in the fiscal year ended 2025 increased relative to fiscal year ended 2024 due to shifting its strategy to focus on small-cap stocks, requiring replacing most of the portfolio holdings.

Disclosure of Portfolio Holdings – the Mutual Funds

The Funds provide a complete list of their holdings four times in each fiscal year, as of the end of each quarter. The lists also appear in the Funds’ Semi-Annual and Annual Reports to shareholders. The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund also files monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of the Fund’s fiscal quarter made publicly available 60 days after the end of the Fund’s fiscal quarter.

Occasionally, certain third parties—including the Funds’ service providers, independent rating and ranking organizations, intermediaries that distribute the Funds’ shares, institutional investors and others—request information about the Funds’ portfolio holdings. The Funds’ policy is to disclose portfolio holdings to third parties only if legally required to do so or when the Funds believe there is a legitimate business purpose for the Funds to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Funds’ holdings or Fund shares on the basis of nonpublic information. This duty of confidentiality may exist under law or may be imposed by contract. Confidentiality agreements must be in form and substance acceptable to the Funds’ Chief Compliance Officer, who must approve any new disclosure arrangements in advance. In situations where the Funds’ policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Funds may provide, at any time, portfolio holdings information to their service providers, such as the Funds’ investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and foreign regulators and government agencies, and as otherwise required by law or judicial process. Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

From time to time, officers of the Funds or Shelton may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that the Funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Funds’ most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings disclosed on its website. Additionally, when purchasing and selling its securities through broker-dealers, requesting bids or offers on securities, obtaining price quotations on securities, as well as in connection with litigation involving the Funds’ portfolio securities, the Funds may disclose one or more of their securities. The Funds have not entered into formal nondisclosure agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Shelton believed was misusing the disclosed information.

Shelton provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holding information for their accounts. These clients do not owe Shelton or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Disclosure of Portfolio Holdings – SEPI

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (as defined below) is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

Trustees and Officers

The Trustees of the Trust (each, a “Trustee” and collectively the “Trustees”) have the responsibility for the overall management of the Trust, including general supervision and review of the Funds’ investment activities. The Trustees appoint the officers of the Trust who are responsible for administering the day-to-day operations of such Trust and its Funds. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below.

Qualifications of Independent Trustees

Individual Trustee qualifications are noted in the table below. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any nominee Trustee.

●	Outstanding skills in disciplines deemed by the Independent Trustees (defined below) to be particularly relevant to the role of Independent Trustee and to the Funds, including legal, accounting, the financial industry and the investment industry.

●	No conflicts which would interfere with qualifying as independent. Appropriate interpersonal skills to work effectively with other Independent Trustees.

●	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing registered investment companies.

●	Diversity of background.

TRUSTEES
Name, Address, and Year of Birth	Positions Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Director During Past 5 Years	Experience
Independent Trustees
Kevin T. Kogler*, 1966	Trustee	Since 2006	Director MicroBiz AM LLC, (June 2015 to present); President & Founder of MicroBiz, LLC (2012 to present); Principal, Robertson Piper Software Group, (2006 to 2012); Senior Vice President, Investment Banking, FBR Capital Markets (2003 to 2006).	20	Shelton Funds	Experience in investment banking and technology industry. M.B.A.

Stephen H. Sutro*, 1969	Trustee	Since 2006	Managing Partner, San Francisco, Duane Morris LLP (law firm), (2014 to present); Partner, Duane Morris LLP (2003 to 2014).	20	Shelton Funds	Service on Boards for nonprofit organizations, J.D.

Marco L. Quazzo*, 1962	Trustee	Since 2014	Principal, Bartko Zankel Bunzel & Miller, (March 2015 to present); Partner, Barg Coffin Lewis & Trapp LLP (law firm), (2008 to March 2015).	20	Shelton Funds	Experience with risk management for mortgage banks, investment banks, and real estate investment trusts, J.D.
Interested Trustee[1]
Stephen C. Rogers*, 1966	President, Trustee, and Chairman of the Board	Since 1999	Portfolio Manager, Shelton Capital Management (“Shelton”), (2003 to present); Chief Executive Officer, Shelton, (1999 to present) Secretary (1999 to November 2012).	20	Shelton Funds	Portfolio management and operations experience, MBA.

OFFICERS
Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation During Past 5 Years
Gregory T. Pusch*, 1966	Chief Compliance Officer and Secretary	Since 2017	Global Head of Risk & Compliance, Matthews Asia 2015 to 2016; Head of Legal & Regulatory Compliance/CCO HarbourVest Partners, 2012 to 2015; SVP, CCO, Pyramis Global Advisors, 2007 to 2011.

Derek Izuel*, 1968	Treasurer	Since 2026	CIO and Portfolio Manager, Shelton Capital Management 2022 to present; Managing Partner, Vitruvian Capital Management 2018-2022.
[1]	Basis of Interestedness. Stephen C. Rogers is affiliated with Shelton Capital Management, which is the investment advisor of Funds.
*	The address of each Trustee and Officer is: 1401 Lawrence Street, Suite 1550, Denver, Colorado 80202.
**	Each Trustee serves an indefinite term, until such Trustees’ successor is elected and appointed, or such Trustee resigns or is deceased. The officers of the Trust are appointed by the Board of Trustees and shall serve until such officer’s resignation or removal.

Board Leadership Structure and Standing Board Committees

Stephen C. Rogers currently serves as the chairman of the Board and has served in such capacity since 1999. Of the Board’s four members, Stephen C. Rogers is the only member who is an “interested person” as that term is defined in the 1940 Act. The remaining members are independent Trustees (the “Independent Trustees”). The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the Board and meet periodically with the Funds’ Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of a Fund. The Board met four times during the fiscal year ended December 31, 2025.

The Board believes that the current leadership structure, with Independent Trustees filling all but one position on the Board is appropriate and allows for independent oversight of the Funds. Given the size of the Board and the shared responsibilities of the Independent Trustees, there is no “lead” Independent Trustee. Currently, the Board has an Audit Committee. The Audit Committee is comprised solely of Independent Trustees. The responsibilities of the Audit committee and its members are described below.

Audit Committee: The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Quazzo, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds’ independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditor’s certifications; and (4) review with such independent auditors the adequacy of the Funds’ basic accounting system and the effectiveness of the Funds’ internal accounting controls. During the fiscal year ended December 31, 2025, there were four meetings of the Audit Committee.

Risk Oversight by the Board

As previously described, the Board oversees the management of the Funds and meets at least quarterly with management of Shelton to review reports and receive information regarding Fund operations. Risk oversight relating to the Funds is one component of the Board’s oversight and is undertaken in connection with the duties of the Board. As described in the previous section, the Board’s committees assist the Board in overseeing various types of risks relating to the Funds. The Board receives regular reports from each committee regarding the committee’s areas of responsibility and, through those reports and its regular interactions with management of Shelton during and between meetings, analyzes, evaluates, and provides feedback on Shelton’s risk management processes. In addition, the Board receives information regarding, and has discussions with senior management of Shelton about, Shelton’s enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

Compensation Table

As shown in the following table, the total annual Trustee fees allocated to the Trust are equally divided between each series within the Trust and paid to the Trustees who are not affiliated with Shelton. Each Trustee that is not affiliated with the Trust will receive $10,000 per quarter for all series within the fund complex, a portion of which are series of the Trust. Effective January 1, 2026, each Trustee that is not affiliated with the Trust will receive $10,500 per quarter for all series within the fund complex. The table provides information regarding the Funds as of December 31, 2025.

Name/Position	Aggregate Compensation from the Funds	Pension or Estimated Retirement Benefit Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex paid to Trustees
Stephen C. Rogers President, Secretary & Trustee	None	None	None	None
Kevin T. Kogler Trustee	$6,316	None	None	$40,000
Stephen H. Sutro Trustee	$6,316	None	None	$40,000
Marco L. Quazzo Trustee	$6,316	None	None	$40,000

Dollar Range of Fund shares beneficially owned in the respective Funds as of December 31, 2025:

	Emerging Markets Fund	Tactical Credit Fund	International Select Equity Fund	Equity Premium Income ETF
Stephen C. Rogers	None	Above $100,000	$50,001-$100,000	None
Marco Quazzo	None	None	None	None
Kevin T. Kogler	None	None	None	None
Stephen H. Sutro	None	None	$10,001-$50,000	None

Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies as of December 31, 2025:

Shelton Capital Management Funds
Stephen C. Rogers	Above $100,000
Marco Quazzo	None
Kevin T. Kogler	Above $100,000
Stephen H. Sutro	Above $100,000

Code of Ethics

The Trust, Shelton, Vident Advisory, LLC dba Vident Asset Management (the “ETF Sub-Adviser” or “Vident”), and Paralel Distributors, LLC (the “ETF Distributor” or “Paralel”) have each adopted a Code of Ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and Rule 204A-1 under the Investment Advisers Act of 1940, as amended). These codes of ethics are designed to prevent affiliated persons of the Trust, Shelton, the ETF Sub-Adviser, and the Distributors from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by a Fund. There can be no assurance that the codes of ethics will be effective in preventing such activities.

RFS Partners, LP, the Mutual Funds’ principal underwriter (the “Mutual Fund Distributor” and together with Paralel, the “Distributors”), fulfills its obligations utilizing employees of Shelton all of whom are subject to the Code of Ethics. Currently, the Code of Ethics prohibits personnel subject to the Code of Ethics from buying or selling securities for their own individual accounts if such purchase or sale represents $2,000, and if the securities at the time of such purchase or sale (i) are being considered for purchase or sale by a Fund (ii) have been purchased or sold by a Fund within the most recent seven (7) days if such person participated in the recommendation to, or the decision by, the Fund to purchase or sell such security. Notwithstanding these prohibitions, there are limited circumstances in which personnel subject to the Code of Ethics may buy or sell securities for their own account (e.g. purchases which are part of an automatic dividend reinvestment plan). The Code of Ethics also requires personnel subject to the Code to report personal holdings to the Trust or Shelton on both an annual and a quarterly basis.

Proxy Voting Policies and Procedures

The Board of Trustees of the Trust has delegated to Shelton the authority to vote proxies of companies held in the Stock Funds’ portfolios. Shelton has entered into a proxy service agreement with Institutional Shareholder Services, Inc. (“ISS”) and intends to apply ISS’ pre-determined proxy voting guidelines when voting proxies on behalf of the Funds.

Shelton recognizes that an investment advisor is a fiduciary that owes its clients, including the Funds, a duty of utmost good faith and full and fair disclosure of all material facts. An investment advisor’s duty of loyalty requires an advisor to vote proxies in a manner consistent with the best interest of its clients and precludes the advisor from subrogating the clients’ interests to its own. In addition, an investment advisor voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with Shelton, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and have determined that entry into a third party proxy services agreement is in the best interest of the Trust and its shareholders. The Board will review its determination at least annually.

Shelton seeks to avoid material conflicts of interest by voting in accordance with an independent third-party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”). These Voting Guidelines vote proxies in an objective and consistent manner across client accounts, based on internal and external research performed by ISS without consideration of any client relationship factors. Further, Shelton may engage a third party as an independent fiduciary, as required, to vote all proxies of the Funds, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Shelton’s or ISS’ policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between Shelton and the Fund are referred to the Fund’s Board of Trustees. Specifically, Shelton Capital Management will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of Shelton Capital Management’s conflict so that the Board would be able to make an informed decision regarding the vote. When the Board does not respond to such a conflict disclosure request or denies the request, Shelton will abstain from voting the securities held by the Fund.

With regard to voting proxies of foreign companies, Shelton weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Shelton seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, Shelton recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, Shelton generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. Shelton believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, Shelton generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, Shelton generally votes in accordance with management on issues that, at Shelton’s sole discretion, it believes neither unduly limits the rights and privileges of shareholders nor adversely affects the value of the investment.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2025 is available (1) by calling the Funds at (800) 955-9988, or (2) on the SEC’s website at http:///www.sec.gov.

Shareholder Beneficial Ownership

As of March 31, 2026, the following shareholders, to the Trust’s knowledge, owned beneficially more than 5% of a Fund’s outstanding shares, as noted:

The Mutual Funds

			Percentage
Share Class	Shareholder	Address	Shares Owned
TACTICAL CREDIT FUND
Institutional	National Financial Services	Jersey City, NJ	47.80%
Institutional	LPL Financial	San Diego, CA	12.52%
Institutional	Charles Schwab & Co	San Francisco, CA	9.84%
Institutional	Charles Schwab & Co	San Francisco, CA	7.55%
Investor	Charles Schwab & Co	San Francisco, CA	25.35%
Investor	National Financial Services	Jersey City, NJ	21.16%
Investor	Private Shareholder	Bakersfield, CA	12.76%
Investor	LPL Financial	San Diego, CA	5.86%

INTERNATIONAL SELECT EQUITY FUND
Institutional	Charles Schwab & Co	San Francisco, CA	23.97%
Institutional	Charles Schwab & Co	San Francisco, CA	9.51%
Institutional	Ascensus Trust Co	Fargo, ND	6.87%
Institutional	Matrix Trust Company	Denver, CO	6.82%
Investor	Private Shareholder	Hillsborough, CA	16.04%
Investor	Pershing LLC	Jersey City, NJ	5.34%
Investor	National Financial Services	Jersey City, NJ	5.14%

SHELTON EMERGING MARKETS FUND
Institutional	Charles Schwab & Co	San Francisco, CA	26.76%
Institutional	Charles Schwab & Co	San Francisco, CA	11.47%
Institutional	LPL Financial	San Diego, CA	10.83%
Institutional	SEI Private Trust Company	Oaks, PA	5.81%
Investor	Charles Schwab & Co	San Francisco, CA	19.21%
Investor	Private Shareholder	Jersey City, NJ	11.00%
Investor	LPL Financial	San Diego, CA	9.11%

As of March 31, 2026, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of the Funds.

SEPI

The Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants.

Investment Management and Other Services

Management Services

CCM Partners, a California Limited Partnership d/b/a Shelton Capital Management, is the investment advisor to the International Select Equity Fund and the Tactical Credit Fund pursuant to the Investment Advisory Agreement dated October 11, 2016 between the Trust on behalf of the Funds and Shelton (the “2016 Agreement”). Shelton is the investment advisor to the Emerging Markets Fund pursuant to an Investment Advisory Agreement between the Trust on behalf of the Fund and Shelton (the “Emerging Markets Agreement”). Shelton serves as the investment adviser to SEPI pursuant to an advisory agreement between the Trust, on behalf of SEPI, and Shelton dated August 14, 2025 (the “SEPI Agreement” and together with the 2016 Agreement and the Emerging Markets Agreement, the “Agreements”). Shelton manages over $6.4 billion of assets as of December 31, 2025. Shelton has been managing mutual funds since 1985. Shelton is responsible for managing the Funds and handling the administrative requirements of the Funds. Shelton is controlled by a privately held partnership, RFS Partners, LP, which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is a co-trustee.

Pursuant to the Agreements, Shelton supplies investment research and portfolio management, including the selection of securities for the Funds to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of each Fund are executed. Shelton’s activities are subject to review and supervision by the Trustees to whom Shelton renders periodic reports of the Funds’ investment activities.

Each Mutual Fund pays for its own operating expenses and for its share of the Trust’s expenses not assumed by Shelton, including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with Shelton, and its pro rata portion of premiums on the fidelity bond covering the Fund.

The SEPI Agreement provides that Shelton will pay substantially all expenses of SEPI (including expenses of the Trust relating to the Fund), except for the management fees, interest expenses, dividend and interest expenses related to short sales, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, certain compliance costs, costs of holding shareholder meetings, litigation and potential litigation and other extraordinary expenses such as merger and reorganization expenses, for example, not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage expenses relating to investment strategies (including commissions, mark-ups and mark-downs), leverage interest, other transactional expenses, annual account fees for margin accounts, and commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

For Shelton Capital Management’s services, each Fund pays a monthly fee computed at the annual rates shown in the table below:

Fund	Investment Advisor Fee as a Percent of Average Daily Net Assets per Annum
Emerging Markets Fund	1.00%
Tactical Credit Fund	0.74%
International Select Equity Fund	0.74%
Equity Premium Income ETF	0.54%

The following fees were paid to Shelton Capital Management:

For the fiscal year ended December 31, 2023:

Fund	Fee	Reimbursement	Net to Shelton Capital Management
Emerging Markets Fund	$277,854	$—	$277,854
Tactical Credit Fund	$391,504	$202,410	$189,094
International Select Equity Fund	$447,401	$118,414	$328,987

For the fiscal year ended December 31, 2024:

Fund	Fee	Reimbursement	Net to Shelton Capital Management
Emerging Markets Fund	$261,654	$126,799	$134,855
Tactical Credit Fund	$405,598	$213,820	$191,778
International Select Equity Fund	$339,696	$122,022	$217,674

For the fiscal year ended December 31, 2025:

Fund	Fee	Reimbursement	Net to Shelton Capital Management
Emerging Markets Fund	$233,741	$204,288	$29,453
Tactical Credit Fund	$388,745	$200,052	$188,693
International Select Equity Fund	$313,698	$135,236	$178,462
Equity Premium Income ETF*	$59,123	$—	$59,123

* SEPI’s inception date is September 8, 2025.

The current term of the 2016 Agreement and Emerging Markets Agreement is one-year. The SEPI Agreement has an initial term of two years. Each agreement will be in effect thereafter only if it is renewed for each relevant Fund for successive periods not exceeding one year by (i) the Board of Trustees of the Trust or a vote of a majority of the outstanding voting securities of each Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on such Agreement.

Each Agreement may be terminated without penalty at any time by the Trust with respect to one or more of the Funds (either by the applicable Board of Trustees or by a majority vote of the terminating Fund’s outstanding shares). Each Agreement may also be terminated by Shelton with 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Shelton has contractually agreed to reimburse expenses incurred by the Mutual Funds to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies (including commissions, mark-ups and mark-downs), leverage interest, other transactional expenses, annual account fees for margin accounts, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed the amounts shown below. Such expense reimbursements shall be in effect with respect to the applicable Mutual Fund until May 1, 2027.

Fund	Expense Limitation
Emerging Markets Fund – Institutional Class	0.98%
Emerging Markets Fund – Investor Class	1.22%
International Select Equity Fund – Institutional Class	0.98%
International Select Equity Fund – Investor Class	1.23%
Tactical Credit Fund – Institutional Class	0.73%
Tactical Credit Fund – Investor Class	0.98%

The expense reimbursement agreements in respect of each Mutual Fund may only be terminated prior to May 1, 2027 with the approval of the Board of Trustees. Shelton will be permitted to recapture, on a class-by-class basis, expenses it has reimbursed through this letter agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such fees and expenses more than three years after the date on which the fees or expenses were deferred. Any such reimbursement is subject to the review and approval of the Board of Trustees.

Administrative Services

Pursuant to the Fund Administration Servicing Agreement, Shelton (“Administrator”) also serves as the Funds’ Administrator. The Administrator is responsible for handling the administrative requirements of the Fund and, as compensation for these duties, receives fees of 0.10% on the first $500 million in combined assets of the Trust, 0.08% on the next $500 million in combined assets of the Trust, and 0.06% on the Trust combined assets over $1 billion. For the most recent three fiscal years ended December 31, the Funds paid Shelton the following fees for services as Administrator: $114,458 (2023), $99,028 (2024), and $102,434 (2025).

Amended & Restated Distribution and Services Plans

The Trust has adopted an Amended and Restated Distribution and Services Plan (the “12b-1 Plan”) with respect to SEPI and the Investor Class of each Mutual Fund pursuant to Rule 12b-1 under the 1940 Act. Specifically, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the “Independent Trustees”), adopted the 12b-1 Plan. In Reviewing the Plan, the Board of Trustees considered the proposed range and nature of payments and terms of the Agreements between the Trust on behalf of each Fund and Shelton and the nature and amount of other payments, fees and commissions that may be paid to Shelton, its affiliates and other agents of the Trust.

The Mutual Funds

Under the 12b-1 Plan, each Mutual Fund pays distribution fees to the Fund’s distributor at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to its Investor Class shares, to reimburse the distributor for its expenses in connection with the promotion and distribution of the Investor Class shares.

The 12b-1 Plan provides that the Fund’s distributor may use the distribution fees received from the Investor Class shares of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. Expenses include, but are not limited to: costs of payments, including incentive compensation, made to agents for and consultations to Shelton, any affiliate of Shelton or the Trust, including pension administration firms that provide distribution and shareholder related services and broker-dealers that engage in the distribution of the Class’ shares; payments made to, and expenses of, persons who provide support services in connection with the distribution of the Class’ shares and servicing of the Class’ shareholders; office space and equipment, telephone facilities, answering routine inquiries regarding the classes, processing shareholder transactions, providing any other shareholder services not otherwise provided by transfer agency or other servicing arrangements; all payments made pursuant to the form of Distribution Agreement; costs relating to the formulation and implementation of marketing and promotional activities (including but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising); costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective shareholders of the Class; costs of printing and distributing sales literature pertaining to the Class; and costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Trust may, from time to time, deem advisable. For the fiscal year ended December 31, 2025, the Funds paid 12b-1 fees as follows: Shelton Emerging Markets Fund $3,246, Tactical Credit Fund $5,761, and International Select Equity Fund $10,471.

SEPI

With respect to SEPI, no payments pursuant to SEPI’s 12b-1 Plan are expected to be made during the twelve-month period from the date of this SAI. Rule 12b-1 fees to be paid by SEPI under the Plan may only be imposed after approval by the Board.

In accordance with the Plan, SEPI is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares. Pursuant to the Plan, the Fund may make payments to investment/securities brokers, dealers, plan administrators and the other persons providing services to the Fund, including the Distributor and any affiliate of the Distributor, in the form of fees or reimbursements, as compensation for services provided and expenses incurred: 1) for purposes of promoting the sale of Fund shares; 2) reducing redemptions of Fund shares; 3) maintaining or improving services provided to shareholders; 4) with respect to the sale of Fund shares; 5) for providing personal services to investors in Fund shares or the maintenance of shareholder accounts; 6) paying the costs of and compensating others, including authorized participants with whom the Distributor has entered into written authorized participant agreements, for performing shareholder servicing on behalf of the Fund; 7) compensating certain authorized participants for providing assistance in distributing the shares of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of Fund shares; or 8) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

Portfolio Managers

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Rogers, Rosenkranz, Izuel, Higgins, Martin, Griebenow, Wen, and Ms. Bhuyan managed as of December 31, 2025:

Stephen C. Rogers
Number of
Accounts
			Managed for	Assets Managed
			which	for which
			Investment	Investment
	Number of		Advisory Fee is	Advisory Fee is
	Accounts	Total Assets	Performance-	Performance-
Type of Account	Managed	Managed	Based	Based
Registered Investment Companies	8	$3,661,843,487
Other Pooled Investment Vehicles	—	—
Other Accounts	—	$—

Jeffrey Rosenkranz
Number of
Accounts
			Managed for	Assets Managed
			which	for which
			Investment	Investment
	Number of		Advisory Fee is	Advisory Fee is
	Accounts	Total Assets	Performance-	Performance-
Type of Account	Managed	Managed	Based	Based
Registered Investment Companies	1	$56,055,788
Other Pooled Investment Vehicles	—	—
Other Accounts	5	$6,439,164

Derek Izuel
Number of
Accounts
			Managed for	Assets Managed
			which	for which
			Investment	Investment
	Number of		Advisory Fee is	Advisory Fee is
	Accounts	Total Assets	Performance-	Performance-
Type of Account	Managed	Managed	Based	Based
Registered Investment Companies	3	$132,575,871
Other Pooled Investment Vehicles	—	—
Other Accounts	29	$43,311,026

Peter Higgins
Number of
Accounts
			Managed for	Assets Managed
			which	for which
			Investment	Investment
	Number of		Advisory Fee is	Advisory Fee is
	Accounts	Total Assets	Performance-	Performance-
Type of Account	Managed	Managed	Based	Based
Registered Investment Companies	4	$125,130,879
Other Pooled Investment Vehicles	—	—
Other Accounts	63	$38,920,721

Barry Martin
Number of
Accounts
			Managed for	Assets Managed
			which	for which
			Investment	Investment
	Number of		Advisory Fee is	Advisory Fee is
	Accounts	Total Assets	Performance-	Performance-
Type of Account	Managed	Managed	Based	Based
Registered Investment Companies	2	$1,088,188,428
Other Pooled Investment Vehicles	—	—
Other Accounts	1,250	$1,230,038,810
Nick Griebenow
Number of
Accounts
			Managed for	Assets Managed
			which	for which
			Investment	Investment
	Number of		Advisory Fee is	Advisory Fee is
	Accounts	Total Assets	Performance-	Performance-
Type of Account	Managed	Managed	Based	Based
Registered Investment Companies	2	$1,088,188,423
Other Pooled Investment Vehicles	—	—
Other Accounts	1,250	$1,230,038,810
Austin Wen
Number of
Accounts
			Managed for	Assets Managed
			which	for which
			Investment	Investment
	Number of		Advisory Fee is	Advisory Fee is
	Accounts	Total Assets	Performance-	Performance-
Type of Account	Managed	Managed	Based	Based
Registered Investment Companies	79	$10,385,806,584
Other Pooled Investment Vehicles	21	4,718,236,691
Other Accounts	—	$—
Yin Bhuyan
Number of
Accounts
			Managed for	Assets Managed
			which	for which
			Investment	Investment
	Number of		Advisory Fee is	Advisory Fee is
	Accounts	Total Assets	Performance-	Performance-
Type of Account	Managed	Managed	Based	Based
Registered Investment Companies	30	$2,437,413,804
Other Pooled Investment Vehicles	3	47,108,935
Other Accounts	—	$—

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of such Fund, as of December 31, 2025 with respect to Messrs. Rogers, Rosenkranz, Izuel, Higgins, Martin, Griebenow, Wen, and Ms. Bhuyan.

	Emerging Markets Fund	Tactical Credit Fund	International Select Equity Fund	Equity Premium Income ETF
Stephen C. Rogers	None	Above $100,000	$50,001-$100,000	None
Jeffrey Rosenkranz	None	$10,001-$50,000	$10,001-$50,000	None
Derek Izuel	None	$10,001-$50,000	$10,001-$50,000	None
Peter Higgins	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None
Barry Martin	None	Above $100,000	$50,001-$100,000	None
Nick Griebenow	None	None	None	None
Austin Wen	—	—	—	None
Yin Bhuyan	—	—	—	None

Potential Conflicts

Individual portfolio managers may manage multiple accounts. Shelton manages potential conflicts between the Funds and other accounts through allocation policies and procedures, internal review processes, including, but not limited to reports and oversight by management. Shelton has developed trade allocation systems and controls to help ensure that no one account, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities.

As reflected above, Vident’s Portfolio Managers manage accounts in addition to SEPI. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. Vident has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Compensation

Compensation of portfolio managers of Shelton includes a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees. Compensation is structured to emphasize the success of Shelton rather than that of any one individual. Compensation is not linked to the distribution of Fund shares or to the performance of any account or Fund. Some of the portfolio managers also participate in equity ownership of Shelton. Each element of compensation is detailed below:

Base Salary: Portfolio managers are paid a fixed base salary that is intended to be competitive in light of each portfolio manager’s experience and responsibilities.

Bonus: Bonus payments are based on a number of factors including the profitability of the firm and the employee’s long-term contributions, full-time employees of Shelton with sufficient tenure participate in an annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Incentive Compensation: The portfolio managers may receive incentive compensation based on revenue in relation to certain newly opened accounts.

Partnership interests: In the past Shelton has made partnership interests available in its general partner, RFS Partners to employees of Shelton. portfolio managers have participated in these offerings by purchasing interests in the partnership. Partnership interests may provide pass-through income of the firm’s profits and annual cash distributions based on each Partner’s proportionate profit sharing interest. Distributions are generally determined based on considerations of Shelton’s working capital requirements and on estimated tax liabilities associated with the pass-through income.

Employee Benefit Program: portfolio managers participate in benefit plans and programs available generally to all employees, which includes a 401K plan and optional company matching provisions.

The above information regarding compensation of portfolio managers is current as of December 31, 2025.

Other Service Providers

Principal Underwriter – the Mutual Funds.

RFS Partners, a California limited partnership, is currently the principal underwriter of each Mutual Fund’s shares under an underwriting agreement with each Mutual Fund, pursuant to which RFS Partners agrees to act as each Mutual Fund’s distribution agent. Each Mutual Fund’s shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Shelton Capital Management. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee.

During the fiscal year ended December 31, 2025, the below compensation was paid by the Mutual Funds to the Distributor:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation[1]
RFS Partners, LP	—	—	—	$45,000

1The Trust pays compensation to the Distributor at an annual rate of $4,500 per Mutual Fund for services provided.

Principal Underwriter. The Trust and Paralel Distributors LLC, a Delaware limited liability company, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for SEPI and distributes SEPI’s shares (“Shares”). Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 1700 Broadway, Suite 2100, Denver, CO 80290.

Transfer Agent and Fund Accounting Agent. Effective December 8, 2025, Paralel Technologies LLC (“Paralel”), located at 1700 Broadway, Suite 2100, Denver, CO 80290, acts as the Trust’s shareholder servicing agent and Fund Accounting Agent and as the Mutual Funds’ Transfer Agent. In such capacities Paralel performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping, for the applicable Funds. Prior to that date, Ultimus Fund Solutions served in such capacity with respect to the Mutual Funds. The fees paid to Paralel by the Funds during the fiscal year ended December 31, 2025 were $5,088. The fees paid to Ultimus by the Funds for similar services for the past three fiscal years ended December 31 (as applicable) were $149,655 (2023), $132,814 (2024) and $128,637 (2025).

State Street Bank and Trust Company (“State Street”), located at 1 Congress Street, Boston, MA 02114, serves as Transfer Agent for SEPI. In such capacity, State Street provides shareholder recordkeeping services to SEPI. Custodian. State Street (the “Custodian”) also serves as custodian of the securities and other assets of the Trust. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distribution on account of the Fund’s securities and (v) makes periodic reports to the Trustees of each Trust concerning the Fund’s operations. As Foreign Custody Manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositaries, and furnishes information relevant to the selection of compulsory depositaries.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. (“Cohen & Co”) 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, is the independent registered public accounting firm for the Trust, subject to annual appointment by the Board of Trustees. Cohen & Co conducts an annual audit of the Funds’ annual financial statements. Cohen & Company Advisory, LLC, an affiliate of Cohen & Co, Ltd., provides tax services for the Funds.

Independent Legal Counsel to the Independent Trustees. Davis, Graham & Stubbs, 3400 Walnut Street, Suite 700, Denver, Colorado 80205 currently serves as Independent Legal Counsel to the Independent Trustees, and counsel to the Trust.

Securities Lending Activities

Each Fund may lend up to one-third of its portfolio securities to non-affiliated brokers, dealers, and financial institutions provided that cash or U.S. Government securities equal to at least 105% of the market value of the securities loaned is deposited by the borrower with the lending Fund and is maintained each business day. While such securities are on loan, the borrower will pay such Fund any income accruing thereon, and the Fund may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Each Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans are typically subject to termination by a Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and its shareholders. A Fund may pay reasonable finders’, borrowers’, administrative, and custodial fees in connection with a loan of its securities. Shelton will review and monitor the creditworthiness of such borrowers on an ongoing basis.

The dollar amounts of income and fees/compensation related to the Fund’s securities lending activities for the fiscal year ended December 31, 2025 were as follows:

Fund	Shelton Emerging Markets Fund	Shelton International Select Equity Fund	Shelton Tactical Credit Fund	Shelton Equity Premium Income ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$29,804	$20,714	—	—
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(2,378)	(1,093)	—	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(178)	(135)	—	—
Administrative fees not included in revenue split	—	—	—	—
Indemnification fees not included in revenue split	—	—	—	—
Rebates paid to borrowers	(17,734)	(15,112)	—	—
Other fees not included in revenue split	—	—	—	—
Aggregate fees/compensation for securities lending activities	(20,290)	(16,340)	—	—
Net income from securities lending activities	9,514	4,374	—	—

Policies Regarding Broker-Dealers used for Portfolio Transactions

Decisions to buy and sell securities for the Funds, assignment of their portfolio business, and negotiation of commission rates and prices are made by Shelton and with respect to SEPI, the ETF Sub-Adviser. It is each Fund’s policy to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Funds are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Funds will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

In order to obtain additional research and brokerage services on a “soft dollar” basis, and in order to obtain other qualitative execution services that Shelton and the ETF Sub-Adviser (as applicable) believes are important to best execution, Shelton and the ETF Sub-Adviser (as applicable) may place over-the-counter (“OTC”) equity transactions and/or place fixed-income transactions with specialized broker-dealers with which they have a “soft dollar” credit arrangement, and that execute such transactions on an agency basis (“Brokers”). When Shelton and the ETF Sub-Adviser (as applicable) uses Brokers to execute OTC equity transactions and/or fixed-income transactions on an agency basis, Shelton and the ETF Sub-Adviser (as applicable) take steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an OTC equity transaction and/or or a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits. Shelton and the ETF Sub-Adviser (as applicable) will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker. Accordingly, Shelton and the ETF Sub-Adviser (as applicable) use Brokers to effect OTC equity transactions and/or fixed income transactions for the Funds where the total cost is, in Shelton’s and the ETF Sub-Adviser’s (as applicable) opinion, reasonable, but not necessarily the lowest total cost available.

In selecting broker-dealers and in negotiating commissions, Shelton and the ETF Sub-Adviser (as applicable) generally consider, among other things, the broker-dealer’s reliability, the quality of its execution services on a continuing basis, the financial condition of the broker-dealer, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. Shelton and the ETF Sub-Adviser (as applicable) consider such information, which is in addition to and not in lieu of the services required to be performed by Shelton and the ETF Sub-Adviser (as applicable) under the Agreements, to be useful in varying degrees, but of indeterminable value.

The Funds may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, Shelton and the ETF Sub-Adviser (as applicable) believe that such services were bona fide and rendered for the benefit of its clients. For the fiscal year ended December 31 of each year shown, the commissions paid are as follows:

	2024	2025
Tactical Credit Fund	1,813	8,787
International Select Equity Fund	63,863	178,049
Emerging Markets Fund	52,354	52,544
Equity Premium Income ETF	—	6,233

If purchases or sales of securities of the Funds are considered at or about the same time, transactions in such securities will be allocated among the several Funds in a manner deemed equitable to all by Shelton, taking into account the respective sizes of the Funds, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions or net prices will be beneficial to a Fund.

Voting Rights

The Trust is not required, nor does it intend, to hold annual shareholder meetings. However, the Trust may hold special meetings for purposes such as electing trustees of the Trust, changing fundamental policies, or approving a new investment management agreement. If in the future the Trust adds funds, you will have equal rights as to voting and to vote separately by fund as to issues affecting only your fund (such as changes in fundamental investment policies and objectives). Your voting rights are not cumulative, which means that the holders of more than 50% of the shares of the Trust voting in any election of Trustees can, if they choose to do so, elect all of the Trustees. Meetings of shareholders may be called by the Trustees in their sole discretion or upon demand of the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Additional Information Regarding Purchases and Redemptions of Mutual Fund Shares

Purchase Orders

The purchase price for shares of the Funds is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Funds’ Transfer Agent. Once shares of a Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor’s account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder’s account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

Payments transmitted by wire and received by the Transfer Agent prior to the close of the Funds, normally at 4:00 p.m. Eastern time (1:00 p.m. Pacific time) on any business day, are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting

All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the relevant Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Trust’s transfer agent. Share certificates will not be issued for any Fund at any time. To open an account in the name of a corporation, a resolution of that corporation’s Board of Directors will be required. Other evidence of corporate status or the authority of account signatories may be required.

The Trust reserves the right to reject any order for the purchase of shares of any Fund, in whole or in part. In addition, the offering of shares of any Fund may be suspended by the Trust at any time and resumed at any time thereafter.

Shareholder Redemptions

Requests for redemption and share assignments may be sent to the applicable Fund at 1401 Lawrence Street, Suite 1550, Denver, Colorado 80202, or for those with telephone redemption privileges, by calling the Fund at (800) 955-9988. For online redemptions, visit the Funds’ website at www.sheltoncap.com.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder’s original investment.

The Trust will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, the Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Trust usually utilize is restricted or an emergency exists, as determined by the SEC, so that disposal of the Trust’s investments or the determination of a Fund’s net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of a Trust’s shareholders. Also, the Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.

As of the date of this Statement of Additional Information, the Trust understands that the New York Stock Exchange is closed for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Trust have an aggregate value of less than $1,000, but only where the value of such accounts has been reduced by such shareholder’s prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder’s account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder’s accounts to at least $1,000 before the redemption is processed.

Use of the Exchange Privilege as described in the Prospectus in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of a Fund’s shareholders should, within a short period, elect to redeem their shares of that Fund pursuant to the Exchange Privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The Exchange Privilege may be terminated or suspended by the Funds upon 60-days’ prior notice to shareholders.

Redemptions in Kind

The Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund’s net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share (“NAV”)

The portfolio securities of the Funds are generally valued at the last reported sale price. In the case of the futures contracts held by the Funds, the valuation is determined using the settle price provided by either the Chicago Mercantile Exchange or the ICE, depending on the exchange the contract trades on, typically as of 4:15 p.m., Eastern Time. Securities held by the Stock Funds that have no reported last sale for any day that a Fund’s NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. Fixed income portfolio securities for which market quotations are readily available are valued at the last available bid. All other securities and assets are valued at their fair value as determined in good faith by Advisor consistent with policies adopted by the Board of Trustees, and such fair value determinations are reviewed and ratified by the Board of Trustees. The Trust may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

Additional Information Regarding Purchases and Redemptions of SEPI Shares

Creation Units. The Fund will issue and redeem shares at NAV only in aggregations of large blocks of shares or Creation Units and only to Authorized Participants. In order to be an Authorized Participant the firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Settlement System (“Clearing Process”) of the NSCC or a participant in DTC with access to the DTC system (“DTC Participant”), and the firm must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

The Fund sells and redeems Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any day on which the New York Stock Exchange is open for business. The New York Stock Exchange is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund will issue and redeem Creation Units principally in exchange for an in-kind deposit of Deposit Securities, together with the deposit of a Cash Component, plus a transaction fee. The Fund’s shares are listed on NYSE Arca. Shares will trade on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of the Fund, a share split, reverse split or the like, the Trust may revise the number of shares in a Creation Unit.

The Fund reserves the right to offer creations and redemptions of shares for cash.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, is $250.

The Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee of up to two percent (2%) may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover.

Exchange Listing and Trading. Shares of the Fund are available to the public on the NYSE Arca and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of shares of the Fund will continue to be met. The NYSE Arca may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of the Fund’s shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

The Clearing Process. Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits (as defined below) that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Portfolio Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Purchasing Creation Units

Portfolio Deposit. The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-lieu. The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. The Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. The Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”

Purchase Orders. An Authorized Person for the Participant will call the telephone representative at the number listed on the Fund’s order form (“Order Form”) not later than the cut-off time for placing Orders with the Fund as set forth in the Order Form (the “Order Cut-Off Time”) to receive an Order Number. The Order Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Order Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the third Business Day following the Transmittal Date for securities (“T+3”).

Orders Using the Clearing Process. If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process. If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to the Fund’s account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash -in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Acceptance of Purchase Order. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Fund’s Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. Except as otherwise provided, the delivery of Creation Units will generally occur no later than T+2.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

The Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, provided that the Authorized Participant deposits an initial deposit of cash with the Trust having a value greater than the net asset value of the Shares on the date the order is placed in proper form. In addition to available Deposit Securities and cash that generally comprise a Creation Unit, cash must be deposited in an amount equal to 115% of the market value of any undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to order Cut-Off Time on such date and cash in the appropriate amount is deposited with the Custodian by 1:00 p.m. Eastern Time. The only Additional Cash Deposit that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) Deposit Securities remain undelivered, the Additional Cash Deposit shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing Deposit Securities. At any time, the Fund may use the Additional Cash Deposit to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Additional Cash Deposit, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket. The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Fund shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Fund shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu. The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests. To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it has ascertained or has reasonable grounds to believe that as of the time of the contractual settlement date, that (i) it or its customer, as the case may be, owns, will own or have the authority and right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Fund shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Fund shares to the Fund on the contractual settlement date. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests. An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process. If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process. If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket. Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+3. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Cash Redemption Method. When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

FEDERAL INCOME TAXES

Tax Consequences Generally Applicable to the Funds

This section provides additional information for investors in the Funds concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters, except where otherwise specifically noted.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon the shareholder’s particular situation. This discussion only applies to shareholders who are U.S. persons, except where otherwise stated. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (i.e. entities classified as corporations for U.S. tax purposes that are organized under the laws of the United States or any state), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person. This discussion does not address issues of significance to U.S. persons in special situations, except as otherwise stated, such as: (i) tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or foreign accounts, (iv) financial institutions, (v) broker-dealers, (vi) shareholders who are dealers in securities, (vii) entities not organized under the laws of the United States or a political subdivision thereof, (viii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (ix) shareholders who are subject to the U.S. federal alternative minimum tax or the U.S. federal corporate alternative minimum tax and (x) insurance companies, and (xi) regulated investment companies.

If a pass-through entity (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner of the pass-through entity will generally depend upon the status of the owner and the activities of the pass-through entity. Owners of pass-through entities that are considering the purchase of shares of a Fund should consult their tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

U.S. federal tax information will be furnished to each shareholder for each calendar year as required by federal law.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, to the extent such amounts are distributed to shareholders in accordance with the applicable timing requirements.

This discussion assumes that each Fund will qualify under Subchapter M of the Code as a regulated investment company and will satisfy distribution requirements for taxation as a regulated investment company (as described below), although there can be no assurance that these assumptions will be correct.

Each Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a Fund’s total assets are invested in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer, (2) the securities (other than the securities of other RICs) of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of a Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a RIC may significantly limit the extent to which a Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains and from certain derivatives to the amount of such income that is directly related to a RIC’s principal business of investing in stock or securities (or options and futures on said stock or securities) pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that a Fund qualifies for treatment as a RIC, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a RIC that is accorded special tax treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of net short-term capital losses) properly reported by each Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that each Fund distributes to shareholders on a timely basis. Each Fund intends to distribute substantially all of its investment company taxable income and all of its net capital gains, after offsetting any capital loss carryforwards. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the RIC distribution requirements and for purposes of determining its taxable income (“spill-back dividends”). Spill-back dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, the Fund will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) will be entitled to obtain a refund of the excess, if any, of their allocable share of the tax paid by the Fund on such undistributed amount over the shareholder’s tax liability on such amount. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by a Fund may be carried forward indefinitely until they can be used to offset capital gains.

Capital Losses: Capital loss carry forwards as of December 31, 2025, available to offset future capital gains, if any, are as follows:

Expiring	Shelton Emerging Markets Fund	Shelton International Select Equity Fund	Shelton Tactical Credit Fund	Shelton Equity Premium Income ETF
Long Term with No Limitation with no Limit	—	$29,966,300	$5,334,565	—
Short Term with No Limitation with no Limit	—	$8,895,833	$2,945,435	$284,701
Long Term Subject to Annual Limitation	—	—	—	—
Short Term Subject to Annual Limitation	—	—	—	—
Total	—	$38,862,133	$8,200,000	$284,701
Capital Loss Carry Forwards Utilized During the Fiscal Year Ended December 31, 2025	—	$11,122,418	—	—

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, distributions of amounts of capital gains offset by carried-forward capital losses are generally treated as return-of-capital distributions to shareholders. A Fund cannot carry back or carry forward any net operating losses.

Each Fund may be limited under Code Section 382 in its ability offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in losses” refers to the excess, if any, of a Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. A Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percent in the aggregate over their respective lowest percentage ownership of Fund shares in a 3-year period. Under Code Section 382, if a Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of pre-ownership change net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

A Fund may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. If a dividend is declared and payable to the shareholders of record on a date in October, November or December of a year, and paid to shareholders in January of the following year, the dividend generally is deemed to have been paid by the Fund and received by the shareholders on December 31 of the preceding year for U.S. federal income tax purposes.

The Funds intend to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, the Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Funds).

Equalization Accounting

Each Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow a Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders. However, the IRS has not expressly authorized the particular equalization methods that a Fund may use, and a Fund’s use of an equalization method may be subject to IRS scrutiny. If the IRS determines that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a Fund that is a personal holding company for federal income tax purposes.

Personal Holding Company

If a Fund is a “personal holding company” and fails to distribute (or to be treated as distributing) all of its investment company taxable income, the Fund may also be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” A Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Funds do not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned the shareholder’s shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and from other long-term capital gains recognized by the Fund and that are properly reported by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual or other non-corporate shareholder, will be taxed at a maximum federal income tax rate applicable to long-term capital gain, in addition to the 3.8% surtax on net investment income, described under “Surtax on Net Investment Income,” below. Dividend income distributed to individual or other non-corporate shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both a Fund (with respect to the dividend paying’s corporation stock) and the shareholders (with respect to a Fund’s shares). If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions out of earning and profits (other than capital gain dividends) may be reported to and treated by individual shareholders as qualified dividend income, if the shareholders satisfy certain holding period requirements with respect to their Fund shares.

Distributions of earnings and gains are taxable to shareholders even if such distributions are paid from income or gains earned by a Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by a Fund as “exempt-interest dividends,” a designation which the Funds other than the Tactical Credit Fund generally do not expect to make). Any gain resulting from the sale or redemption of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by a Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for a 50% dividends-received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, subject (in either case) to certain holding period requirements and debt financing limitations.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in the shareholder’s shares, and thereafter as capital gain. A return of capital is generally not taxable, but it reduces a shareholder’s basis in the shareholder’s shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Section 163(j) of the Code generally limits the deductibility of business interest to the sum of the taxpayer’s business interest income and 30% of its adjusted taxable income. Certain small businesses are exempt from such limitations. If a Fund, as a RIC, earns business interest income the Fund would be permitted to pay Code Section 163(j) interest dividends to its shareholders. A shareholder that receives a Code Section 163(j) interest dividend generally may treat the dividend as interest income for purposes of Code Section 163(j) if certain holding period requirements are met. Generally, the shareholder must have held the fund shares for more than 180 days during the 361-day window beginning 180 days before the ex-dividend date, and the shareholder must not be obligated (under a short sale or otherwise) to make related payments with respect to substantially similar or related property.

The Tactical Credit Fund will qualify to pay exempt-interest dividends for a taxable year of the Fund only if, at the close of each quarter of the taxable year, at least 50 percent of the value of the total assets of the Fund consists of state or local bonds described in Section 103(a) of the Code. Exempt-interest dividends paid by the Fund will be exempt from regular federal income taxes regardless of how long a shareholder has held shares of the Fund. Tax-exempt income must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Although interest on certain private activity bonds is exempt from regular federal income tax, such interest is a tax preference item for taxpayers when determining their alternative minimum tax under the Code. Distributions of the Fund attributable to private activity bond interest could subject a shareholder to tax liability under the alternative minimum tax. The Tactical Credit Fund may not be an appropriate investment for entities (or certain related persons to entities) that are “substantial users” of facilities financed by private activity bonds owned by the Fund.

Shares of the Tactical Credit Fund generally would not be suitable for tax-exempt organizations and may not be suitable for retirement plans qualified under Section 401 of the Code or for traditional individual retirement accounts because the recognition of taxable income on the earnings of such plans and accounts is generally deferred and, therefore, not only would the shareholder not gain any current benefit from the Fund’s dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed from the plan. Shares of the Tactical Credit Fund generally may not be suitable for Roth individual retirement accounts because income of Roth individual retirement account is generally exempt from tax and the shareholder therefore would not receive any benefit from the Fund’s dividends being tax-exempt.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss equal to the difference between the amount received for shares and the shareholder’s tax basis in the shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated generally as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, such gain or loss will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Passive Foreign Investment Companies

A Fund may invest in foreign investment entities referred to as “passive foreign investment companies” (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In order to avoid U.S. federal income tax and an additional interest charge on any “excess distribution” from PFICs or gain from the disposition of PFIC shares, a Fund may elect to “mark-to-market” annually its investments in such entities, which would result in the Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, the Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, a Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. As a RIC, a Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above.

Alternatively, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund must include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Funds for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Amounts included in income under a QEF election will be qualifying income for a RIC if such earnings are either (i) distributed in the taxable year in which they are earned; or (ii) derived with respect to a RICs business of investing in stocks, securities, or currencies. In order to make a QEF election, a Fund must obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividend are ineligible to be treated as qualified dividend income.

If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and an interest charge on distributions with respect to such shares, or gain from the disposition of such shares, under punitive tax rules that apply to so-called “excess distributions” from PFICs, even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Controlled Foreign Corporations

The Funds also may invest in entities referred to as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned, directly or constructively under certain attribution rules, by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of a foreign corporation by vote or by value (“U.S. shareholders”). If a Fund is a U.S. shareholder with respect to a CFC, such Fund is generally required to annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) “net CFC tested income”, both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Amounts included in gross income by a Fund as subpart F income of a CFC are qualifying income for a RIC under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Net CFC tested income included in gross income is treated in the same manner as subpart F income for purposes of Code Section 851(b) and various other provisions of the Code except as provided in future rules issued by the Treasury Department.

Non-U.S. Taxes

A Fund that invests in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consist of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons (including U.S. corporations) to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund would also be subject to certain limitations imposed by the Code.

Alternatively, if a Fund qualifies as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above-described 50% requirement. For this purpose, the term “qualified funds of funds” means a RIC if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other RICs.

The Funds make no assurances as to either the availability of any election discussed in this section or their willingness to make any such election.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S. currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a RIC, which may have the effect of accelerating taxable distributions to shareholders of such Fund.

Financial Products

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of the Funds’ investments, such as certain option transactions and certain futures transactions may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by a Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and the resulting gain or loss is treated on the 60/40 basis described above).

Certain positions undertaken by the Funds may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by such Fund which is taxed as ordinary income when distributed to shareholders. Certain income tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which a Fund, may invest are not clear in various respects. As a result, the IRS could challenge such Fund’s methods of accounting for such contracts for tax purposes, and such a challenge could affect the status of such Fund as a RIC.

The Funds may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by a Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

The sale by a Fund of a covered call option may result in the suspension of the Fund’s holding period in the underlying security unless the call option is a “qualified covered call option”. Suspension of the holding period may result in short-term capital gains, taxable to fund shareholders at ordinary income rates, when the holder exercises the option, and may disqualify dividends issued on the underlying securities from being taxed to individual shareholders of the fund and other non-corporate shareholders as qualified dividends at rates applicable to long-term capital gains. A qualified covered call option is a covered call option that has a term of more than 30 days when issued, is not deeply in the money (as defined) when issued and satisfies certain other conditions.

Certain of the Funds’ hedging activities including its transactions in options, and certain futures contracts may result in a difference between a Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require such Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a RIC, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

A Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Under long-standing tax rules, a taxpayer that acquires an obligation with original issue discount generally must include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by a Fund that have original issue discount may include investment in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by a Fund will give rise to income that a Fund will be required to distribute to shareholders who will be taxed on them as ordinary income (unless such dividends qualify as exempt-interest dividends) even though the Fund does not receive an interest payment in cash on the obligation during the year and may never receive such payments. In order to generate sufficient cash to make the required distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. A Fund may realize gains or losses from such sales. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend than they would in the absence of such transactions.

Some debt obligations that are acquired by the Funds in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Funds may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

Although the Tactical Credit Fund may be eligible to pay exempt-interest dividends (see “Taxation of Fund Distributions,” below), distributions paid by the Tactical Credit Fund that are attributable to market discount will be taxable to shareholders as ordinary income, and will not be treated as exempt interest dividends, even if recognized with respect to tax-exempt bonds held by the Fund. By contrast, dividends paid by the Tactical Credit Fund that are attributable to original issue discount with respect to tax-exempt bonds held by the Fund may qualify as exempt-interest dividends.

Transfers between Classes of a Single Fund

Exchanges of shares between classes of a single Fund are generally not taxable transactions. Certain “significant holders” of a Fund within the meaning of Treasury Regulation Section 1.368-3(c)(1) will be required to include in their federal income tax returns for the year of the exchange of one class of stock for another the information listed in Treasury Regulation Section 1.368-3(b). The term “significant holders” refers to shareholders of a Fund who own at least one percent (by vote or value) of the total outstanding shares of the Fund, as well as shareholders who own shares of the Fund (immediately before the exchange in question) having a tax basis of at least $1 million.

High-Risk Securities

The Funds may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of, or in default, present special tax issues for a Fund. The application of the tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if the Fund invests in such securities in order to increase the likelihood that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts

Investments by a Fund in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

A Fund’s investment in REIT equity securities could result in such Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund receives such distributions all or a portion of these distributions will constitute a return of capital to the Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Under Code Section 199A a deduction of up to 20% is available to taxpayers other than corporations for qualified business income from certain pass-through businesses, including “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gains dividends and REIT dividends designated as qualified dividend income) from issuers that qualify as REITs for U.S. tax purposes. A RIC may pay and report “section 199A dividends” to its shareholders with respect to the RIC’s qualified REIT dividends. The amount of section 199A dividends that a Fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. A shareholder may treat section 199A dividends received on a share of the Fund as “qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder’s “qualified REIT dividends” in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A generally allows a taxpayer (other than a corporation) a deduction equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the year.

Cost Basis Reporting

The Funds (or their administrative agents) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012 (“covered shares”), and subsequently redeemed, exchanged or otherwise sold. The Funds must also indicate to the IRS whether these shares had a short-term or long-term holding period.

The Funds will allow shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election, each Fund will use its default cost basis method. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them. The Funds are required to report the gross proceeds from the sale of all fund shares (whether or not they are covered shares).

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who (i) fails to properly furnish a Fund with a correct taxpayer identification number (“TIN”) (ii) has been identified by the IRS as otherwise subject to backup withholding, or (iii) fails to certify to a Fund that the shareholder is a U.S. person that is not subject to such withholding. The backup withholding tax rate is 24% under current law.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not under-reported dividend or interest income may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of individuals, estates and certain trusts, to the extent that such person’s gross income, as adjusted, exceeds a threshold amount. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes dividend income and capital gain distributions received with respect to shares of a Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

State and Local Taxes

Shareholders may be subject to other state and local income taxes on distributions and redemptions. Depending on the laws of a particular state, such income taxes may not apply to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or locality tax jurisdiction. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Federal Income Tax Considerations for Shareholders of SEPI

The information below concerns additional U.S. federal income tax considerations relevant to shareholders of SEPI.

Sale or Redemption of Shares

The sale of exchange-listed shares or redemption of Creation Units by an Authorized Participant may give rise to a taxable gain or loss to the selling or redeeming shareholder equal to the difference between the amount received for shares and the shareholder’s adjusted tax basis in the shares. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, such gain or loss will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares or units will be adjusted to reflect the disallowed loss.

Cost Basis Reporting

Shareholders that hold Fund shares through a broker or other financial intermediary (each, a “broker”) should be aware that, under Internal Revenue Service cost basis reporting rules applicable to “covered securities,” the broker is generally responsible for reporting to the Internal Revenue Service and to the shareholder the cost basis of Fund shares and whether any gain or loss on a disposition of such shares is long term or short term. Brokers may offer different cost basis calculation methods and may have different default methods; any cost basis election made with a broker will apply only to the account at that broker and may not be changed with respect to prior transactions and may differ from the methods that the Fund or its transfer agent makes available for shares held directly.

Foreign Shareholders

For purposes of this discussion, the term “Foreign Shareholders” refers to owners of beneficial interests in shares of the Fund that are foreign persons, including: (i) individuals classified as nonresident alien individuals for U.S. tax purposes, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust, and trusts that have a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person), (iii) foreign estates (i.e., an estate the income of which is not generally subject to U.S. tax on its foreign-source income), and (iv) foreign corporations (i.e., entities classified as corporations for U.S. tax purposes other than an entity organized under the laws of the United States or any state). If a pass-through entity (including any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner of the pass-through entity will generally depend upon the status of the owners and the activities of the entity. Pass-through entities that are considering the purchase of shares of, the Fund should consult their tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares of the Fund.

This discussion does not address tax consequence of special concern to Foreign Shareholders subject to special U.S. tax rules, including:

●	former U.S. citizens and residents and expatriated or inverted entities;

●	a nonresident alien individual present in the United States for 183 days or more in a taxable year.

●	a controlled foreign corporation, passive foreign investment company, or a foreign government;

●	a Foreign Shareholder who acquires shares in the Fund as part of a larger, integrated transaction; or

●	a Foreign Shareholder whose income from the Fund is effectively connected with a U.S. trade or business of the Foreign Shareholder or, if a U.S. income tax treaty applies, is attributable to a U.S. permanent establishment of the Foreign Shareholder as determined under such treaty.

U.S. Withholding Requirements on Distributions to Foreign Shareholders Generally

Subject to the exceptions described below, distributions made to Foreign Shareholders will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Such withholding is something referred to as “Chapter 3 Withholding.” If any distribution made by the Fund is “effectively connected” with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient Foreign Shareholder, federal income tax withholding generally applicable to Foreign Shareholders will not apply provided that the shareholder provides the Fund with proper document (generally on an IRS Form W-8ECI) certifying its eligibility for such treatment, and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders, and an additional branch profits tax may apply if the Foreign Shareholder is a foreign corporation.

Short-term Capital Gain Dividends

If a Foreign Shareholder timely furnishes valid tax documentation on the appropriate IRS Form W-8 certifying its non-U.S. status, short-term capital gain dividends properly reported by the Fund to shareholders as paid from its net short-term capital gains in excess of the Fund’s net long-term capital losses, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below under “Gain from the Sale of Fund Shares and Capital Gain Dividends”), will not be subject to U.S. withholding tax unless the shareholder is a nonresident alien individual present in the United States for periods aggregating 183 days or more during the taxable year of the dividend and certain other conditions apply.

Interest-Related Dividends

If a Foreign Shareholder timely furnishes valid tax documentation on the appropriate IRS Form W-8 certifying its non-U.S. status, dividends properly reported by the Fund to shareholders as interest-related dividends and paid from its “qualified net interest income” generally will not be subject to U.S. withholding tax. “Qualified net interest income” includes, in general, the sum of the Fund’s U.S. source: (i) bank deposit interest, (ii) short-term original issue discount (payable 183 days or less from the date of its original issuance), (iii) interest on obligations in registered form that qualifies as “portfolio interest,” and (iv) any interest-related dividend passed through from another RIC, in each case in excess of deduction allocable to the interest income. However, with respect to clauses (iii) and (iv), the Fund’s interest-related dividends paid to a Foreign Shareholder are subject to U.S. taxation to the extent attributable to interest received by the Fund on indebtedness issued by (a) the Foreign Shareholder, (b) any corporation or partnership of which the Foreign Shareholder is a 10 percent owner, or (c) a person related to the Foreign Shareholder if the Foreign Shareholder is a controlled foreign corporation. In addition, dividends do not qualify as interest-related dividends if paid to Foreign Shareholders in countries for certain periods during which the Secretary of the Treasury determines that there is inadequate information exchange between such country and the United States to prevent the evasion of U.S. income tax by a U.S. person.

Shares Held Through an Intermediary

Where shares of the Fund are held through an intermediary, even if the Fund reports a distribution in a manner described above, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts. In addition, the foregoing exemptions from U.S. withholding tax do not apply to withholding required under the Foreign Account Tax Compliance Act (“FATCA”), described under the discussion below under “Withholding on Shares Held Through Foreign Accounts.”

Gain from the Sale of Fund Shares and Capital Gain Dividends

In general, a Foreign Shareholder’s capital gains realized on the sale or other disposition of shares of the Fund or from capital gain dividends are not subject to federal income or withholding tax unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the Foreign Shareholder, (ii) in the case of an individual Foreign Shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund is a “qualified investment entity.” A RIC is a “qualified investment entity” if it either is a “U.S. real property holding corporation” (a “USRPHC”) or would be a USRPHC but for the application of certain exceptions to the definition of that term. A USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s interests in real property and trade or business assets. USRPIs generally include any interest in U.S. real property and any interest (other than solely as a creditor) in a domestic corporation that was a USRPHC in the preceding five years (or during the shareholder’s holding period in shares of the USRPHC, if shorter). However, the term “USRPI” does not include a “domestically controlled” qualified investment entity as defined to include a qualified investment entity if less than 50% of its shares were owned, directly or indirectly, by foreign persons at all times over specified periods.

If a Foreign Shareholder is subject to tax for the reason identified in clause (i), above, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the Foreign Shareholder and an additional branch profits tax may apply if the Foreign Shareholder is a foreign corporation. If clause (i) is inapplicable but clause (ii), above, applies, such gains and distributions will be subject to federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If clause (iii), above, applies, any distributions to a Foreign Shareholder attributable to gains realized by the Fund on the disposition of USRPIs or attributable to certain distributions received by the Fund from a lower-tier RIC or a real estate investment trust, would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Shareholder being required to file a U.S. income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Shareholder, including whether a sale of shares of the Fund is subject to U.S. federal income tax, would depend upon the extent of the Foreign Shareholder’s current and past ownership of the Fund.

No assurance can be provided that the Fund will not constitute a qualified investment entity or a USRPHC. Whether or not the Fund is characterized as a “qualified investment entity” or a USRPHC will depend upon the nature and mix of the Fund’s assets. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

Certification Requirements

In general, for a Foreign Shareholder to qualify for a lower rate of withholding from the Fund under an applicable U.S. income tax treaty must provide the Fund with proper document (generally on an IRS Form W-8BEN or an IRS Form W-8BEN-E) certifying its eligibility for treaty relief. Foreign Shareholders should consult their tax advisers in this regard. Treaty relief is not available for excess inclusions received directly or indirectly from REMIC residual interests or from REIT TMPs that are allocated to Fund shareholders. See “Taxation of Fund Investments,” above.

Distributions paid or credited to a Foreign Shareholder are generally exempt from backup withholding. However, a Foreign Shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

Withholding on Shares Held Through Foreign Accounts

Under FATCA, special withholding rules apply when U.S. persons or non-U.S. persons hold investments in the Fund through foreign financial institutions (“FFIs”) or non-financial foreign entities (“NFFEs”). Under FATCA, FFIs or NFFEs that own shares of the Fund on behalf of U.S. persons may be subject to a 30% withholding tax on certain distributions paid by the Fund. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and satisfies certain withholding requirements, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury Regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

FFIs or NFFEs also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury Regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules not described in this discussion apply to investments through defined contribution plans and other tax-qualified plans, as well as investments by tax-exempt entities. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans or by such entities and the precise effect that an investment in a Fund would have on their particular tax situations. A type of savings account referred to as “Trump accounts” were introduced into the Code in 2025 as a type of individual retirement account for children. Until the beginning of the first calendar year in which the account beneficiary attains the age of 18, a Trump account can be invested only in mutual funds or exchange traded funds that track the returns of certain types of equity indexes. The Funds do not expect to qualify as an eligible investment for Trump Accounts and investors will not be eligible to invest a Trump account in the Funds until the first calendar year in which the account beneficiary reaches the age of 18.

The foregoing discussion relates solely to U.S. federal income tax law except where otherwise noted. Dividends and distributions also may be subject to state and local or foreign taxes. Shareholders are urged to consult their tax adviser regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax (or to qualify for a reduced rate of withholding provided by a treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

Yield Disclosure and Performance Information

As noted in this SAI, each Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund’s past performance. Performance information published by the Funds will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Funds to compute or express performance is discussed below.

Average Annual Total Return

Total return for the Funds may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Funds will be limited to or accompanied by standardized information on the Fund’s average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) and over the life of the Fund (i.e., the period from the Fund’s inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P(1+T)n = ERV where:

P	= a hypothetical initial payment of $1,000
T	= average annual total return
n	= number of years
ERV	= ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year periods at the end of a 1-, 5- or 10-year periods (or fractional portion).

Average Annual Total Return (after taxes on distributions):

The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

P(1+T)n = ATVD

where:

P	= a hypothetical initial payment of $1,000.
T	= average annual total return (after taxes on distributions).
n	= number of years
ATVD	= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions)

The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P(1+T)n = ATVDR

where

P	= a hypothetical initial payment of $1,000.
T	= average annual total return (after taxes on distributions and redemptions). n = number of years
ATVDR	= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds’ shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Distribution Rate

Each Fund may also include a reference to its current distribution rate in investor communications and sales literature preceded or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of a Fund’s distribution rate are based on the distributions per share, which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, each Fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from a Fund’s yield because it may include capital gains and other items of income not reflected in the Fund’s yield, as well as interest income received by the Fund and distributed to shareholders which is reflected in the Fund’s yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund’s shares and should not be considered to be a complete indicator of the return to the investor on his investment.

Miscellaneous Information

Shareholders of SEPI, who so request, may have their dividends paid out monthly in cash.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that a Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as investment companies as distinguished from operating companies would not likely give rise to liabilities in excess of a Fund’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Trust itself is unable to meet its obligations.

Although each Fund is offering only its own shares by this joint Statement of Additional Information and joint Prospectus, it is possible that a Fund might become liable for any misstatements in this Statement of Additional Information or in the Prospectus about one of the other Funds. The Board of Trustees of the Trust has considered this possibility in approving the use of a joint Prospectus and Statement of Additional Information.

Financial Statements

The audited financial statements for the fiscal year ended December 31, 2025 for the Funds as contained in the Funds’ Form N-CSR filing for the fiscal year ended December 31, 2025 (the “Report”), are incorporated herein by reference to the Report which has been filed with the SEC. Any person not receiving the Report with this Statement should call or write the Funds to obtain a free copy.

Appendix
Description Securities Ratings

A debt obligation rating by Moody’s, Fitch, or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

Unless a modifier is included, all references in this SAI and the Funds’ Prospectus to a rating classification incorporate the full range of modifiers for the classification. For example, a reference to Moody’s “Baa” or S&P’s “BBB” quality rating incorporates Baa1 to Baa3 and BBB+ to BBB-, respectively.

The following is a description of the characteristics of ratings as recently published by Moody’s, Fitch and S&P.

Ratings by Moody’s (Moody’s Investors Service) (from Moody’s Investors Service, Rating Symbols and Definitions, December 2016). Global Long-Term Rating Scale. Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Ratings by Fitch (Fitch Ratings) (from Fitch Ratings, Definitions of Ratings and Other Forms of Opinion, March 2017).

Long-Term Ratings Scales – Issuer Credit Rating Scales.

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind seems probable.
C	Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced: an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Ratings of Structured, Project & Public Finance Obligations – Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D	Default. Indicates a default. Default generally is defined as one of the following:

a. Failure to make payment of principal and/or interest under the contractual terms of the rated obligation; b.

b. The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or c.

c. The distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults. “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns. Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Ratings by S&P (Standard & Poor’s Ratings Group) (from Standard & Poor’s Ratings Definitions, August 2016)

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation and the promise Standard & Poor’s imputes; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

ICON FUNDS PROSPECTUS

May 1, 2026

	INVESTOR CLASS	INSTITUTIONAL CLASS
ICON EQUITY INCOME FUND	IEQAX	IOEZX
ICON FLEXIBLE BOND FUND	IOBAX	IOBZX
ICON EQUITY FUND	ISTAX	IOLZX
ICON CONSUMER SELECT FUND	ICFAX	ICFSX
ICON NATURAL RESOURCES AND INFRASTRUCTURE FUND	ICBAX	ICBMX
ICON HEALTH AND INFORMATION TECHNOLOGY FUND	ICTTX	ICTEX
ICON UTILITIES AND INCOME FUND	ICTVX	ICTUX

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense. The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (“FDIC”). Some funds or classes in this Prospectus may not be available in your state. Please check with your advisor to determine those funds and share classes available for sale in your state. The information contained in this Prospectus relates to all classes of shares of the Funds unless otherwise noted.

(800) 764-0442 ● www.iconfunds.com

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Fund Summaries

ICON Equity Income Fund

Investment Objective/Goals

Seeks modest capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Other Expenses	0.46%	0.46%
Other Expenses	0.46%	0.46%
Shareholder Service Fees	none	none
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.23%	1.48%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$125	$390	$676	$1,489
Investor Class	$151	$468	$808	$1,768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses quantitative methodology to identify securities ICON believes are underpriced relative to value. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization, including convertible and preferred securities, and in securities issued by dividend-paying companies. This strategy may not be changed unless Fund shareholders are given at least 60 days prior notice. To manage the risk of holding equity securities, the Fund may write call options or purchase put options on securities or securities indexes.

The Fund may invest up to 25% of its assets in a single industry. The Fund may also invest in U.S. government agencies or government sponsored enterprises and investment-grade securities, although the Fund may invest up to 25% of its total assets in securities with a lower rating by both S&P and Moody’s.

ICON’s quantitative methodology calculates intrinsic value using average earnings per share, future earnings growth estimates, beta, and bond yield. This calculated intrinsic value for each individual stock is aggregated by industry and sector which enables ICON to identify value opportunities within industries and sectors. ICON then employs a tactical, rotation-based process that tilts the Fund toward industries and sectors ICON believes will outperform.

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ICON believes that equity markets go through themes over time, simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. In general, the Fund will sell securities in industries ICON believes are overpriced and buy securities in industries we believe are underpriced. We believe ICON’s combination of industry rotation and bottom-up valuation distinguishes us from other investment managers.

The Fund will not change its principal investment strategy without providing shareholders at least 60 days’ notice.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

Financial Sector Risk. The Fund may overweight industries within the Financial sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Asset Management & Custody Banks, Consumer Finance, Diversified Banks, Diversified Capital Markets, Financial Exchanges & Data, Insurance Brokers, Investment Banking & Brokerage, Life & Health Insurance, Mortgage REITS, Multi-line Insurance, Multi-sector Holdings, Other Diversified Financial Services, Property & Casualty Insurance, Regional Banks, Reinsurance, Specialized Finance, and Thrifts & Mortgage Finance industries. The Financials sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials sector. Companies operating in the Financials sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition.

Utilities Sector Risk. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Investment in Other Investment Companies Risk. The Fund may invest in other investment companies. As with other investments, investments in other investment companies, including closed-end funds (which include business development companies (“BDCs”), unit investment trusts, open-end investment companies, and exchange traded funds, are subject to many of the same risks as investing directly in the underlying instruments, including market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (including management and advisory fees). If the Fund acquires shares of one or more underlying funds, shareholders bear both their proportionate share of expenses in the Fund (excluding management and advisory fees attributable to those assets of the Fund invested in the underlying funds) and, indirectly, the expenses of the underlying funds (including management and advisory fees). Further, the closed-end fund market is inefficient. Many closed-end funds (“CEFs”), including many in which the Fund invests, are small or micro-cap securities. There is little independent research published on CEFs and limited availability of data makes research difficult and time consuming. CEFs may trade unpredictably. The underlying assets may be unknown and their value not readily determinable. The Fund often purchases CEFs believing they are trading at a discount to NAV, and an ongoing corporate action will cause the discount to narrow or disappear. With little independent analysis of the CEFs’ individual assets, the Fund essentially makes a value based arbitrage strategy. The Fund will look to events like pending or proposed tender offers, liquidations, take-over plays etc. If the event is not preceded by an official announcement — and is, instead, “pending” or “anticipated” — this strategy can be very risky.

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If the event is announced, there is still the possibility that it will not happen. In sum, investing in CEFs in general, and CEF arbitrage plays in particular carry unique and arguably heightened risks.

Credit Risk. The Fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a fixed income security can cause a security’s price to fall, potentially affecting the Fund’s share price. Furthermore, the Fund invests primarily in corporate bonds, which are not guaranteed by the U.S. government. If the corporate issuer or guarantor of a debt security is unable or unwilling to honor its obligations, the government will not intervene if the issuer defaults and the Fund will lose its investment in the issue.

Bond Risk. Bond prices tend to move inversely with changes in interest rates. Bonds with longer maturities are more sensitive to changes in interest rates. Slower payoffs effectively increase duration, also heightening interest rate risk. The Fund could lose money if the issuer of the bonds is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal or interest, or a decline in the perception in the credit quality of a bond could affect bond prices. If a credit rating agency gives a debt security a lower rating, the value or liquidity of the bond may be adversely affected. Bonds, unlike equities listed on a national securities exchange, have less liquidity and the Fund may not be able to sell the bonds when it wants to sell, or if it can, it may need to sell at greatly reduced prices because of the lack of demand.

High Yield Risk. The Fund may invest 25% of its net assets in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. High yield securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.

Options Risk. Investments in options involve certain risks. These risks include:

●	Limited Gains. By selling a call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying stock or index above the exercise price, but continue to bear the risk of a decline in the value of the underlying stock or index. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock or exposure to the underlying index upon exercise of the option could be substantially below its prevailing market price.

●	Premium Losses. By purchasing a put option for a premium, the Fund secures the right to sell a security to the writer of that option on or before a fixed date at a predetermined price. The Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. The Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

●	Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

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Interest Rate Risk. Prices of convertible securities tend to move inversely with changes in interest rates. For example, when interest rates rise, prices of convertible securities generally fall. Securities with longer maturities tend to be more sensitive to changes in interest rates. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed-rate corporate bond.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflicts in the Middle East, and the impact of the pandemics and other public health issues. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. Wars and other recent military conflicts have contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a broad-based securities market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.iconfunds.com or by calling (800) 764-0442.

The ICON Equity Income Fund of SCM Trust is the successor fund to two funds of ICON Funds trust, the ICON Equity Income Fund (the “Predecessor Equity Income Fund”) and the ICON Risk-Managed Balanced Fund (the “Predecessor Risk-Managed Fund”). The Predecessor Equity Income Fund was reorganized into a new series of SCM Trust as the ICON Equity Income Fund (the “Successor Fund”) after the close of business on July 10, 2020, and the Predecessor Risk-Managed Fund was reorganized into the Successor Fund after the close of business on September 25, 2020. All historic performance and financial information for prior to the reorganization is that of the Predecessor Equity Income Fund, which was the accounting and performance survivor of each reorganization. Historic information for prior to the reorganization for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the Predecessor Equity Income Fund.

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Best Quarter: 17.25% (Q4, 2020)

Worst Quarter: -28.91% (Q1, 2020)

Date of inception: 11/8/2002

The returns above are for the Institutional share class of the Fund. The Investor shares would have substantially similar annual returns to the Institutional share class because the classes are invested in the same portfolio securities. The Investor share class’s returns will be lower over the long-term when compared to the Institutional share class’s returns to the extent that the Institutional share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/25)
ICON Equity Income Fund	1 year	5 year	10 year
Institutional Shares: IOEZX
Return Before Taxes	14.41%	6.44%	8.12%
Return After Taxes on Distributions	12.84%	3.97%	5.16%
Return After Taxes on Distributions and Sale of Fund Shares	9.02%	4.18%	4.86%
Investor Shares: IEQAX
Return Before Taxes	14.13%	6.18%	7.85%
S&P 1500 Index	17.02%	13.95%	14.45%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Investment Adviser: Shelton Capital Management

Investment Sub-Adviser: ICON Advisers, Inc.

Portfolio Manager: Donovan J. (Jerry) Paul, Brian Callahan, and Scott Callahan have served as the Co-Portfolio Managers of the Fund since its inception on July 10, 2020.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at (800) 764-0442, or by mail (ICON Funds, C/O Paralel Technologies LLC, 1700 Broadway, Suite 2100 Denver, CO 80290).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan will be subject to special tax rules. The Fund intends to distribute all or a substantial portion of net investment income and net capital gains, if any, generally on an annual basis.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ICON Flexible Bond Fund

Investment Objective/Goals

Seeks maximum total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Other Expenses	0.23%	0.23%
Other Expenses	0.23%	0.23%
Shareholder Service Fees	none	none
Acquired Fund Fees and Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	0.95%	1.20%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$97	$303	$525	$1,166
Investor Class	$122	$381	$660	$1,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 158% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a valuation methodology to identify securities ICON Advisors, Inc. (“ICON”), the Fund’s investment sub-advisor, believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a broad range of U.S. dollar-denominated fixed income products. These include corporate bonds, notes and debentures, and closed-end funds that invest at least 80% of their assets in fixed income securities, as well as U.S. government and agency securities. This strategy may not be changed unless Fund shareholders are given at least 60 days prior notice. The Fund generally invests in investment-grade securities, although the Fund may invest up to 35% of its assets in securities with a lower rating by both S&P and Moody’s. There is no limit on the Fund’s average maturity or on the maturity of any individual issues in the Fund.

8

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Financial Sector Risk. The Fund may overweight industries within the Financial sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Asset Management & Custody Banks, Consumer Finance, Diversified Banks, Diversified Capital Markets, Financial Exchanges & Data, Insurance Brokers, Investment Banking & Brokerage, Life & Health Insurance, Mortgage REITS, Multi-line Insurance, Multi-sector Holdings, Other Diversified Financial Services, Property & Casualty Insurance, Regional Banks, Reinsurance, Specialized Finance, and Thrifts & Mortgage Finance industries. The Financials sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials sector. Companies operating in the Financials sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

High Yield Risk. The Fund may invest up to 35% of the Fund’s total assets in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investment in less liquid securities may reduce the Fund’s returns because it may be unable to sell the less liquid security at an advantageous time or price.

Portfolio Turnover Risk. Active trading generates transaction costs which, in turn, can affect performance. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.

Credit Risk. The Fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a fixed income security can cause a security’s price to fall, potentially affecting the Fund’s share price. Furthermore, the Fund invests primarily in corporate bonds, which are not guaranteed by the U.S. government. If the corporate issuer or guarantor of a debt security is unable or unwilling to honor its obligations, the government will not intervene if the issuer defaults and the Fund will lose its investment in the issue.

Bond Risk. Bond prices tend to move inversely with changes in interest rates. Bonds with longer maturities are more sensitive to changes in interest rates. Slower payoffs effectively increase duration, also heightening interest rate risk. The Fund could lose money if the issuer of the bonds is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal or interest, or a decline in the perception in the credit quality of a bond could affect bond prices. If a credit rating agency gives a debt security a lower rating, the value or liquidity of the bond may be adversely affected. Bonds, unlike equities listed on a national securities exchange, have less liquidity and the Fund may not be able to sell the bonds when it wants to sell, or if it can, it may need to sell at greatly reduced prices because of the lack of demand.

Interest Rate Risk. Bond prices tend to move inversely with changes in interest rates. For example, when interest rates rise, bond prices generally fall. Securities with longer maturities are more sensitive to changes in interest rates. Performance could also be affected if unexpected interest rate trends cause the Fund’s mortgage or asset-backed securities to be paid off substantially earlier or later than expected. Slower payoffs effectively increase maturity, also heightening interest rate risk. When interest rates fall, many mortgages are refinanced and mortgage-backed securities may be repaid early. As a result, the Fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

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Investment in Other Investment Companies Risk. The Funds may invest in other investment companies. As with other investments, investments in other investment companies, including closed-end funds (which include business development companies (BDCs), unit investment trusts, open-end investment companies, and exchange traded funds, are subject to many of the same risks as investing directly in the underlying instruments, including market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (including management and advisory fees). If the Fund acquires shares of one or more underlying funds, shareholders bear both their proportionate share of expenses in the Fund (excluding management and advisory fees attributable to those assets of the Fund invested in the underlying funds) and, indirectly, the expenses of the underlying funds (including management and advisory fees). Further, the closed-end fund market is inefficient. Many closed-end funds (CEFs), including many in which the Fund invests, are small or micro-cap securities. There is little independent research published on CEFs and limited availability of data makes research difficult and time consuming. CEFs may trade unpredictably. The underlying assets may be unknown and their value not readily determinable. The Fund often purchases CEFs believing they are trading at a discount to NAV, and an ongoing corporate action will cause the discount to narrow or disappear. With little independent analysis of the CEFs’ individual assets, the Fund essentially makes a value based arbitrage strategy. The Fund will look to events like pending or proposed tender offers, liquidations, take-over plays etc. If the event is not preceded by an official announcement — and is, instead, “pending” or “anticipated” — this strategy can be very risky. If the event is announced, there is still the possibility that it will not happen. In sum, investing in CEFs in general, and CEF arbitrage plays in particular carry unique and arguably heightened risks.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflicts in the Middle East, and the impact of the pandemic and other public health issues. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. Wars and other recent military conflicts have contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of the U.S. Aggregate Bond Index, a broad-based securities market index, and the Bloomberg U.S. Universal ex MBS Total Return Index Value Hedged USD, an index more representative of the Fund’s investment strategy. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.iconfunds.com or by calling (800) 764-0442.

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The ICON Flexible Bond Fund of SCM Trust is the successor fund to the ICON Flexible Income Fund of ICON Funds trust (the “Predecessor Fund”). The Predecessor Fund was reorganized into a new series of SCM Trust as the ICON Flexible Bond Fund after the close of business on July 10, 2020. All historic performance and financial information for prior to the reorganization is that of the Predecessor Fund, which was the accounting and performance survivor of the reorganization. Historic information for prior to the reorganization for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the Predecessor Fund.

Best Quarter: 8.06% (Q2, 2020)

Worst Quarter: -9.96% (Q1, 2020)

Date of inception: 10/21/2002

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The returns above are for the Institutional share class of the Fund. The Investor shares would have substantially similar annual returns to the Institutional share class because the classes are invested in the same portfolio securities. The Investor share class’s returns will be lower over the long-term when compared to the Institutional share class’s returns to the extent that the Institutional share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/25)
ICON Flexible Bond Fund	1 year	5 year	10 year
Institutional Shares: IOBZX
Return Before Taxes	5.69%	4.22%	4.48%
Return After Taxes on Distributions	3.11%	1.94%	1.43%
Return After Taxes on Distributions and Sale of Fund Shares	3.54%	2.28%	1.55%
Investor Shares: IOBAX
Return Before Taxes	5.47%	4.00%	4.23%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
Bloomberg U.S. Universal ex MBS Total Return Index Value Hedged USD	7.31%	0.02%	2.68%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Investment Adviser: Shelton Capital Management

Investment Sub-Adviser: ICON Advisers, Inc.

Portfolio Managers: Donovan J. (Jerry) Paul is the Portfolio Manager of the Fund. Mr. Paul has managed the Fund since its inception on July 10, 2020.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at (800) 764-0442, or by mail (ICON Funds C/O Paralel Technologies LLC, 1700 Broadway, Suite 2100 Denver, CO 80290).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan are subject to special tax rules. The Fund intends to distribute all or a substantial portion of net investment income   and net capital gains, if any, generally on an annual basis.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ICON Equity Fund

Investment Objective/Goals

Seeks capital appreciation, with a secondary objective of capital preservation to provide long-term growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Other Expenses	0.40%	0.40%
Other Expenses	0.40%	0.40%
Shareholder Service Fees	none	none
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.16%	1.41%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$118	$368	$638	$1,409
Investor Class	$144	$446	$771	$1,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON Advisors, Inc. (“ICON”) the Fund’s investment sub-advisor, believes are underpriced relative to value. Normally the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days prior notice. To manage the risk of holding equity securities, the Fund may write call options or purchase put options on securities or securities indexes.

ICON’s quantitative methodology calculates intrinsic value using average earnings per share, future earnings growth estimates, beta, and bond yield. This calculated intrinsic value for each individual stock is aggregated by industry and sector which enables ICON to identify value opportunities within industries and sectors. ICON then employs a tactical, rotation-based process that tilts the Fund toward industries and sectors ICON believes will outperform.

ICON believes that equity markets go through themes over time, simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. The Fund will sell securities in industries ICON believes are overpriced and buy securities in industries we believe are underpriced. The Fund may invest up to 25% of its assets in a single industry. We believe ICON’s combination of industry rotation and bottom-up valuation distinguishes us from other investment managers. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

The Fund may short securities and may also purchase exchange traded funds, including leveraged and inversed exchange-traded funds (“ETFs”). Leveraged ETFs seek to deliver multiples of the performance of the index or benchmark they track. Inverse ETFs (also called “short” funds) seek to deliver the opposite of the performance of the index or benchmark they track. Like traditional ETFs, some leveraged and inverse ETFs track broad indices, some are sector-specific, and others are linked to commodities, currencies, or some other benchmark.

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Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry, Focus and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark. Moreover, the Fund generally maintains a portfolio of approximately 30 to 40 securities. Holding a smaller, more concentrated portfolio rather than a larger, more diversified portfolio may likewise cause the Fund to be more volatile and susceptible to political, economic, business and other developments, all of which could adversely affect performance.

Financial Sector Risk. The Fund may overweight industries within the Financial sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Asset Management & Custody Banks, Consumer Finance, Diversified Banks, Diversified Capital Markets, Financial Exchanges & Data, Insurance Brokers, Investment Banking & Brokerage, Life & Health Insurance, Mortgage REITS, Multi-line Insurance, Multi-sector Holdings, Other Diversified Financial Services, Property & Casualty Insurance, Regional Banks, Reinsurance, Specialized Finance, and Thrifts & Mortgage Finance industries. The Financials sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials sector. Companies operating in the Financials sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Short Sale Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. Because the Fund screens and buys and sells securities using a value based, quantitative methodology, the Fund may be entirely long or entirely short depending on where the Portfolio Manager sees value and reads the market in general.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

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Leveraged and Inverse ETF Risk. Risks associated with investing in inverse and leveraged ETFs include compounding risk, derivative securities risk, correlation risk and leverage. Most leveraged and inverse ETFs “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Their performance over longer periods of time - over weeks or months or years - can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets.

Industrial Sector Risk. The Fund may invest some of its assets in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities.

Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflicts in the Middle East, and the impact of the pandemics and other public health issues. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. Wars and other recent military conflicts have contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

15

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a broad-based securities market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.iconfunds.com or by calling (800) 764-0442.

The ICON Equity Fund of SCM Trust is the successor fund to three funds of ICON Funds trust, the ICON Fund, the ICON Long/Short Fund, and the ICON Opportunities Fund (the “Predecessor Funds”). The Predecessor Funds were reorganized into a new series of SCM Trust as the ICON Equity Fund after the close of business on July 10, 2020. All historic performance and financial information for prior to the reorganization is that of the predecessor ICON Long/Short Fund, which was the accounting and performance survivor of each reorganization. Historic information for prior to the reorganization for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the predecessor ICON Long/Short Fund.

Best Quarter: 22.91% (Q2, 2020)

Worst Quarter: -28.51% (Q1, 2020)

Date of inception: 10/17/2002

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The returns above are for the Institutional share class of the Fund. The Investor shares would have substantially similar annual returns to the Institutional share class because the classes are invested in the same portfolio securities. The Investor share class’s returns will be lower over the long-term when compared to the Institutional share class’s returns to the extent that the Institutional share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/25) ICON Equity Fund	1 year	5 year	10 year
Institutional Shares: IOLZX
Return Before Taxes	15.84%	7.23%	10.29%
Return After Taxes on Distributions	13.16%	4.72%	8.88%
Return After Taxes on Distributions and Sale of Fund Shares	11.48%	5.41%	8.49%
Investor Shares: ISTAX
Return Before Taxes	15.55%	6.97%	10.00%
S&P 1500 Index	17.02%	13.95%	14.45%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Investment Adviser: Shelton Capital Management

Investment Sub-Adviser: ICON Advisers, Inc.

Portfolio Manager: Dr. Craig Callahan, Founder, Chief Executive Officer and Chairman of the Investment Committee, Brian Callahan, and Scott Callahan have served as co-portfolio managers of the Fund since its inception on July 10, 2020.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at (800)764-0442, or by mail (ICON Funds, C/O Paralel Technologies LLC, 1700 Broadway, Suite 2100 Denver, CO 80290).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan will be subject to special tax rules. The Fund intends to distribute all or a substantial portion of net investment income and net capital gains, if any, generally on an annual basis.

Payments to Broker-Dealers and other Financial Intermediaries. If you purchase the Fund through an employee benefit plan, the Fund, Shelton Capital Management or related entities may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to recommend the Fund over other mutual funds or investments. You should ask your financial intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

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ICON Consumer Select Fund

Investment Objective/Goals
Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Other Expenses	0.47%	0.47%
Other Expenses	0.47%	0.47%
Shareholder Service Fees	none	none
Total Annual Fund Operating Expenses	1.47%	1.72%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$150	$465	$803	$1,757
Investor	$175	$542	$933	$2,030

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON Advisers, Inc. (“ICON”) the Fund’s investment sub-advisor believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Consumer Discretionary, Consumer Staples and Financial sectors (as determined by the Global Industry Classification Standard). There is no minimum or maximum with respect to the amount the Fund may invest in any particular sector.

The Consumer Discretionary sector includes, but is not limited to: Apparel Retail, Apparel, Accessories & Luxury Goods, Auto Parts & Equipment, Automobile Manufacturers, Automotive Retail, Casinos & Gaming, Computer & Electronics Retail, Consumer Electronics, Department Stores, Distributors, Education Services, Footwear, General Merchandise Stores, Home Furnishings, Home Improvement Retail, Homebuilding, Homefurnishing Retail, Hotels, Resorts & Cruise Lines, Household Appliances, Housewares & Specialties, Internet & Direct Marketing Retail, Leisure Facilities, Leisure Products, Motorcycle Manufacturers, Restaurants, Specialized Consumer Services, Specialty Stores, Textiles and Tires & Rubber.

The Consumer Staples sector includes, but is not limited to: Agricultural Products, Brewers, Distillers & Vintners, Drug Retail, Food Distributors, Food Retail, Household Products, Hypermarkets & Super Centers, Packaged Foods & Meats, Personal Products, Soft Drinks and Tobacco.

The Financial Sector includes, but is not limited to: Asset Management & Custody Banks, Consumer Finance, Diversified Banks, Diversified Capital Markets, Financial Exchanges & Data, Insurance Brokers, Investment Banking & Brokerage, Life & Health Insurance, Mortgage REITS, Multi-line Insurance, Multi-sector Holdings, Other Diversified Financial Services, Property & Casualty Insurance, Regional Banks, Reinsurance, Specialized Finance, and Thrifts & Mortgage Finance. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

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For these purposes “consumer select” generally includes, but is not limited to, financial firms which interact with and are affected by consumers, such as asset management and custody banks, consumer finance, diversified banks, diversified capital markets, financial exchanges and data, insurance brokers, investment banking and brokerage, life and health insurance, mortgage REITs, multi-line insurance, multi-sector holdings, other diversified financial services, property and casualty insurance, regional banks, reinsurance, specialized finance, and thrifts and mortgage finance, as well as issuers in the Consumer Discretionary and Consumer Staples sectors.

This strategy may not be changed unless the Fund shareholders are given at least 60 days prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

ICON’s quantitative methodology calculates intrinsic value using average earnings per share, future earnings growth estimates, beta, and bond yield. This calculated intrinsic value for each individual stock is aggregated by industry and sector which enables ICON to identify value opportunities within industries and sectors. ICON then employs a tactical, rotation-based process that tilts the Fund toward industries and sectors ICON believes will outperform.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry, Sector, and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may overweight industries within the Consumer Discretionary sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including, but not limited to, the Apparel Retail, Apparel, Accessories & Luxury Goods, Auto Parts & Equipment, Automobile Manufacturers, Automotive Retail, Casinos & Gaming, Computer & Electronics Retail, Consumer Electronics, Department Stores, Distributors, Education Services, Footwear, General Merchandise Stores, Home Furnishings, Home Improvement Retail, Homebuilding, Homefurnishing Retail, Hotels, Resorts & Cruise Lines, Household Appliances, Housewares & Specialties, Internet & Direct Marketing Retail, Leisure Facilities, Leisure Products, Motorcycle Manufacturers, Restaurants, Specialized Consumer Services, Specialty Stores, Textiles, and Tires & Rubber industries. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary sector. The performance of companies operating in the Consumer Discretionary sector will also be affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary sector encompasses businesses that tend to be sensitive to economic cycles.

The Fund may overweight industries within the Consumer Staples sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Agricultural Products, Brewers, Distillers & Vintners, Drug Retail, Food Distributors, Food Retail, Household Products, Hypermarkets & Super Centers, Packaged Foods & Meats, Personal Products, Soft Drinks, and Tobacco industries. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples sector. The performance of companies operating in the Consumer Staples sector will also be affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.

The Fund may overweight industries within the Financial sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Asset Management & Custody Banks, Consumer Finance, Diversified Banks, Diversified Capital Markets, Financial Exchanges & Data, Insurance Brokers, Investment Banking & Brokerage, Life & Health Insurance, Mortgage REITS, Multi-line Insurance, Multi-sector Holdings, Other Diversified Financial Services, Property & Casualty Insurance, Regional Banks, Reinsurance, Specialized Finance, and Thrifts & Mortgage Finance industries. The Financials sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking, and brokerage and insurance. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials sector. Companies operating in the Financials sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

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Stock Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may offer greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflicts in the Middle East, and the impact of the pandemics and other public health issues. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. Wars and other recent military conflicts have contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

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Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of the S&P 1500 Index, a broad-based securities market index, and the S&P 1500 Financials Index, an index more representative of the Fund’s investment strategy. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.iconfunds.com or by calling (800) 764-0442.

The ICON Consumer Select Fund of SCM Trust is the successor fund to three funds of ICON Funds trust, the ICON Consumer Discretionary Fund (the “Predecessor Consumer Discretionary Fund”), the ICON Financial Fund (the “Predecessor Financial Fund”) and the ICON Consumer Staples Fund (the “Predecessor Consumer Staples Fund”).  The Predecessor Consumer Discretionary Fund and the Predecessor Financial Fund were reorganized into a new series of SCM Trust as the ICON Consumer Select Fund after the close of business on July 10, 2020, and the Predecessor Consumer Staples Fund was reorganized into the Successor Fund after the close of business on July 31, 2020. All historic performance and financial information for prior to the organization is that of the Predecessor Financial Fund which was the accounting and performance survivor of each reorganization. Historic information for prior to the reorganization for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the Predecessor Financial Fund.

Best Quarter: 18.46% (Q4, 2017)

Worst Quarter: -36.93% (Q1, 2020)

Date of inception: 07/1/1997

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The returns above are for the Institutional share class of the Fund. The Investor shares would have substantially similar annual returns to the Institutional share class because the classes are invested in the same portfolio securities. The Investor share class’s returns will be lower over the long-term when compared to the Institutional share class’s returns to the extent that the Institutional share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/25) ICON Consumer Select Fund	1 year	5 year	10 year
Institutional Shares: ICFSX
Return Before Taxes	5.95%	9.09%	8.23%
Return After Taxes on Distributions	3.73%	6.46%	6.61%
Return After Taxes on Distributions and Sale of Fund Shares	5.51%	7.04%	6.48%
Investor Shares: ICFAX
Return Before Taxes	5.74%	8.81%	7.92%
S&P 1500 Index	17.02%	13.95%	14.45%
S&P 1500 Financials Index	14.34%	14.90%	12.90%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Investment Adviser: Shelton Capital Management

Investment Sub-Adviser: ICON Advisers, Inc.

Portfolio Managers: Craig T. Callahan, Brian Callahan, and Scott Callahan have served as the Co-Portfolio Managers of the Fund since its inception on July 10, 2020.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at (800) 764-0442, or by mail (ICON Funds, C/O Paralel Technologies LLC, 1700 Broadway, Suite 2100 Denver, CO 80290).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan are subject to special tax rules. The Fund intends to distribute all or a substantial portion of net investment income and net capital gains, if any, generally on an annual basis.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ICON Natural Resources and Infrastructure Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Other Expenses	0.31%	0.31%
Other Expenses	0.31%	0.31%
Shareholder Service Fees	none	none
Total Annual Fund Operating Expenses	1.31%	1.56%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$133	$415	$718	$1,579
Investor Class	$159	$493	$850	$1,856

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund   operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 154% of the average value of its portfolio.

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Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON Advisers, Inc. (“ICON”) the Fund’s investment sub-advisor believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies the Fund considers Natural Resources and/or Infrastructure focused, which are companies in the Energy, Industrials, Materials and Utilities sectors (as determined by the Global Industry Classification Standard) and otherwise described below. There is no minimum or maximum with respect to the amount the Fund may invest in any particular sector.

The Energy sector includes, but is not limited to: Coal & Consumable Fuels, Integrated Oil & Gas, Oil & Gas Drilling, Oil & Gas Equipment & Services, Oil & Gas Exploration & Production, Oil & Gas Refining & Marketing, and Oil & Gas Storage & Transportation.

The Industrials sector includes, but is not limited to: Aerospace & Defense, Agricultural & Farm Machinery, Air Freight & Logistics, Airlines, Airport Services, Building Products, Commercial Printing, Construction & Engineering, Construction Machinery & Heavy Trucks, Diversified Support Services, Electrical Components & Equipment, Environmental & Facilities Services, Heavy Electrical Equipment, Highways & Railtracks, Human Resources & Employment Services, Industrial Conglomerates, Industrial Machinery, Marine, Marine Ports & Services, Office Services & Supplies, Railroads, Research & Consulting Services, Security & Alarm Services, Trading Companies & Distributors, and Trucking.

The Materials sector includes, but is not limited to: Specialty Chemicals, Paper Products, Paper Packaging, Metal & Glass Containers, Silver, Diversified Metals & Mining, Construction Materials, Industrial Gases, Steel, Gold, Fertilizers & Agricultural Chemicals, Forest Products, Commodity Chemicals, Precious Metals & Minerals, Diversified Chemicals, Copper, and Aluminum.

The Utilities sector includes, but is not limited to: Electric Utilities, Gas Utilities, Multi-Utilities, Water Utilities, Independent Power Producers & Energy Traders, and Renewable Electricity.

This strategy may not be changed unless the Fund shareholders are given at least 60 days prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

ICON’s quantitative methodology calculates intrinsic value using average earnings per share, future earnings growth estimates, beta, and bond yield. This calculated intrinsic value for each individual stock is aggregated by industry and sector which enables ICON to identify value opportunities within industries and sectors. ICON then employs a tactical, rotation-based process that tilts the Fund toward industries and sectors ICON believes will outperform.

The Fund invests in foreign companies and U.S. companies that have principal operations in foreign jurisdictions. While ICON typically seeks to anchor the Fund’s assets in the United States, the Fund may also invest in foreign securities. Exposure to companies in any one particular foreign country typically is less than 20% of the Fund’s total assets. The Fund also may have exposure to companies located in, and/or doing business in, emerging markets.

Generally, in determining whether to buy or sell a security, ICON identifies industries, sectors and countries that our methodology suggests are underpriced relative to our calculation of intrinsic value. In determining whether to buy or sell a security, the Fund may consider various other factors, including whether the security has sufficiently exceeded ICON’s calculation of the security’s intrinsic value price, whether a value-oriented company has failed to actualize that value, the effect of commodity price trends on certain holdings, the relative strength of the security in the industry, sector or market in general, or whether a company has experienced a change in its valuation. The Fund may also sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security, or to raise cash.

The Fund may also purchase exchange traded funds (“ETFs”). ETFs track broad indices, some are sector-specific, and others are linked to commodities, currencies, or some other benchmark.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry, Sector, and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors.

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The Fund may overweight industries within the Energy sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Energy Equipment & Services and Oil, Gas & Consumable Fuels industries. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the Energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events (including, but not limited to, instability in the Middle East), energy conservation, alternative energy sources, increases in energy efficiencies and economic conditions. These companies may be at risk for environmental damage claims.

The Fund may overweight industries within the Industrials sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including but not limited to the Aerospace & Defense, Agricultural & Farm Machinery, Air Freight & Logistics, Airlines, Airport Services, Building Products, Commercial Printing, Construction & Engineering, Construction Machinery & Heavy Trucks, Diversified Support Services, Electrical Components & Equipment, Environmental & Facilities Services, Heavy Electrical Equipment, Highways & Railtracks, Human Resources & Employment Services, Industrial Conglomerates, Industrial Machinery, Marine, Marine Ports & Services, Office Services & Supplies, Railroads, Research & Consulting Services, Security & Alarm Services, Trading Companies & Distributors, and Trucking industries. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials sector. The prices of the securities of companies operating in the Industrials sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

The Fund may overweight industries within the Natural Resources sectors, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, which include but are not limited to the energy (such as electricity and gas utilities, producers and developers, equipment and services, storage and transportation, gas/oil refining and marketing, service and drilling, pipelines and master limited partnerships (MLPs)), alternative energy (such as uranium, coal, nuclear, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, materials infrastructure, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water) industries. Investments in the natural resources and related sectors may be affected by numerous factors. For example, natural disaster (e.g. earthquakes or fires) and political events (such as coups or military campaigns) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the Fund invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors. Securities of companies within specific natural resources sectors can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain natural resources sectors than others, the Fund’s performance may be more sensitive to developments which affect those sectors emphasized by the Fund.

Portfolio Turnover Risk. Active trading generates transaction costs which, in turn, can affect performance. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

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Developing and Emerging Markets Risk. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes than economies in more developed countries. The governments of developing and emerging market countries may be less stable than the governments of more developed countries. Countries in the emerging markets generally have less developed securities markets or exchanges, and less developed legal and accounting systems, reduced availability of public information, and lack of uniform financial reporting and regulatory practices, which in turn may adversely impact the Fund’s ability to calculate accurately the intrinsic value of the securities. Securities of emerging or developing market companies may be less liquid and more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative and higher risk.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Global Natural Resources Risk. Global natural resources risks include price fluctuation caused by inflationary trends (whether actual or imagined), political developments, changes in energy or materials costs, changes in the supply of or demand for different natural resources, the costs assumed by natural resources companies in complying with environmental and safety regulations, and the risks associated with natural and man-made disasters.

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Globalization Risk. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Stocks of issuers in a region might be affected by changes economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than the Fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund’s holdings.

Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

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Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflicts b in the Middle East, and the impact of pandemics and other public health issues. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. Wars and other recent military conflicts have contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of the S&P 1500 Index, a broad-based securities market index, and the S&P North American Natural Resources Index, an index more representative of the Fund’s investment strategy. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.iconfunds.com or by calling (800) 764-0442.

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The ICON Natural Resources and Infrastructure Fund of SCM Trust is the successor fund to three funds of ICON Funds trust, the ICON Energy Fund, the ICON Industrials Fund, and the ICON Natural Resources Fund (the “Predecessor Funds”). The Predecessor Funds were reorganized into a new series of SCM Trust as the ICON Natural  Resources and Infrastructure Fund after the close of business on July 10, 2020. All historic performance and financial information for prior to the reorganization is that of the predecessor ICON Natural Resources Fund which was the accounting and performance survivor of each reorganization. Historic information for prior to the reorganization for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the predecessor ICON Natural Resources Fund.

Best Quarter: 21.44% (Q2, 2020)
Worst Quarter: -32.95% (Q1, 2020)
Date of inception: 05/05/1997

The returns above are for the Institutional share class of the Fund. The Investor shares would have substantially similar annual returns to the Institutional share class because the classes are invested in the same portfolio securities. The Investor share class’s returns will be lower over the long-term when compared to the Institutional share class’s returns to the extent that the Institutional share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

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Average Annual Return (for the period ended 12/31/25) ICON Natural Resources and Infrastructure Fund	1 year	5 year	10 year
Institutional Shares: ICBMX
Return Before Taxes	15.89%	13.57%	11.26%
Return After Taxes on Distributions	12.80%	11.32%	9.11%
Return After Taxes on Distributions and Sale of Fund Shares	10.87%	10.45%	8.44%
Investor Shares: ICBAX
Return Before Taxes	15.89%	13.57%	11.26%
S&P 1500 Index	17.02%	13.95%	14.45%
S&P North American Natural Resources Index	21.11%	20.54%	23.87%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Investment Adviser: Shelton Capital Management

Investment Sub-Adviser: ICON Advisers, Inc.

Portfolio Managers: Craig T. Callahan, Brian Callahan, and Scott Callahan have served as the Co-Portfolio Managers of the Fund since its inception on July 10, 2020.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at (800) 764-0442, or by mail (ICON Funds, C/O Paralel Technologies LLC, 1700 Broadway, Suite 2100 Denver, CO 80290).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan are subject to special tax rules. The Fund intends to distribute all or a substantial portion of net investment income and net capital gains, if any, generally on an annual basis.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ICON Health and Information Technology Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Other Expenses	0.30%	0.31%
Other Expenses	0.30%	0.31%
Shareholder Service Fees	none	none
Total Annual Fund Operating Expenses	1.30%	1.56%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$132	$412	$713	$1,568
Investor Class	$159	$493	$850	$1,856

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON Advisers, Inc. (“ICON”) the Fund’s investment sub-advisor believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Information Technology and Health Care sectors (as determined by the Global Industry Classification Standard). There is no minimum or maximum with respect to the amount the Fund may invest in any particular sector.

The Information Technology Sector includes, but is not limited to: Application Software, Communications Equipment, Data Processing & Outsourced Services, Electronic Components, Electronic Equipment & Instruments, Electronic Manufacturing Services, Internet Services & Infrastructure, IT Consulting & Other Services, Semiconductor Equipment, Semiconductors, Systems Software, Technology Distributors and Technology Hardware, Storage & Peripherals.

The Health Care Sector includes, but is not limited to: Biotechnology, Health Care Distributors, Health Care Equipment, Health Care Facilities, Health Care Services, Health Care Supplies, Health Care Technology, Life Sciences Tools & Services, Managed Health Care, and Pharmaceuticals.

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This strategy may not be changed unless the Fund shareholders are given at least 60 days prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

ICON’s quantitative methodology calculates intrinsic value using average earnings per share, future earnings growth estimates, beta, and bond yield. This calculated intrinsic value for each individual stock is aggregated by industry and sector which enables ICON to identify value opportunities within industries and sectors. ICON then employs a tactical, rotation-based process that tilts the Fund toward industries and sectors ICON believes will outperform.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry, Sector, and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors.

The Fund may overweight industries within the Information Technology  sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Application Software, Communications Equipment, Data Processing & Outsourced Services, Electronic Components, Electronic Equipment & Instruments, Electronic Manufacturing Services, Internet Services & Infrastructure, IT Consulting & Other Services, Semiconductor Equipment, Semiconductors, Systems Software, Technology Distributors and Technology Hardware, Storage & Peripherals industries. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition and may also demonstrate increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

The Fund may overweight industries within the Health Care sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Biotechnology, Health Care Distributors, Health Care Equipment, Health Care Facilities, Health Care Services, Health Care Supplies, Health Care Technology, Life Sciences Tools & Services, Managed Health Care, and Pharmaceuticals industries. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care sector. The prices of the securities of companies operating in the Health Care sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services. Competition, patent considerations, regulatory approval of products, and government proposed and adopted regulation may impact the performance of the Fund. Many of these products and services are also subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

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Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflicts in the Middle East, and the impact of pandemics and other public health issues. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. Wars and other recent military conflicts have contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of the S&P 1500 Index, a broad-based securities market index, and the S&P 1500 Information Technology Index, an index more representative of the Fund’s investment strategy. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.iconfunds.com or by calling (800) 764-0442.

The ICON Health and Information Technology Fund of SCM Trust is the successor fund to two funds of ICON Funds trust, the ICON Information Technology Fund, and the ICON Healthcare Fund (the “Predecessor Funds”). The Predecessor Funds were reorganized into a new series of SCM Trust as the ICON Health and Information Technology after the close of business on July 10, 2020. All historic performance and financial information for prior to the reorganization is that of the predecessor ICON Information Technology Fund which was the accounting and performance survivor of each reorganization. Historic information for prior to the reorganization for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the predecessor ICON Information Technology Fund.

Best Quarter: 28.62% (Q2, 2020)
Worst Quarter: -18.55% (Q1, 2020)
Date of inception: 02/19/1997

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The returns above are for the Institutional share class of the Fund. The Investor shares would have substantially similar annual returns to the Institutional share class because the classes are invested in the same portfolio securities. The Investor share class’s returns will be lower over the long-term when compared to the Institutional share class’s returns to the extent that the Institutional share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/25) ICON Health and Information Technology Fund	1 year	5 year	10 year
Institutional Shares: ICTEX
Return Before Taxes	17.30%	7.38%	13.82%
Return After Taxes on Distributions	12.92%	4.37%	10.50%
Return After Taxes on Distributions and Sale of Fund Shares	13.98%	5.40%	10.58%
Investor Shares: ICTTX
Return Before Taxes	17.06%	7.11%	13.51%
S&P 1500 Index	17.02%	13.95%	14.45%
S&P 1500 Information Technology Index	23.81%	20.48%	23.87%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Investment Adviser: Shelton Capital Management

Investment Sub-Adviser: ICON Advisers, Inc.

Portfolio Managers: Craig T. Callahan, Brian Callahan, and Scott Callahan have served as the Co-Portfolio Managers of the Fund since its inception on July 10, 2019.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at (800) 764-0442, or by mail (ICON Funds, C/O Paralel Technologies LLC, 1700 Broadway, Suite 2100 Denver, CO 80290).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan are subject to special tax rules. The Fund intends to distribute all or a substantial portion of net investment income and net capital gains, if any, generally on an annual basis.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ICON Utilities and Income Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Other Expenses	0.66%	0.67%
Other Expenses	0.66%	0.67%
Shareholder Service Fees	none	none
Total Annual Fund Operating Expenses	1.66%	1.92%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$169	$523	$902	$1,965
Investor Class	$195	$603	$1,037	$2,243

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON Advisers, Inc. (“ICON”) the Fund’s investment sub-advisor believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Utilities sectors (as determined by the Global Industry Classification Standard  ) including, but not limited to: Electric Utilities, Gas Utilities, Independent Power Producers & Energy Traders, Multi-utilities, Renewable Electricity and Water Utilities. This strategy may not be changed unless the Fund shareholders are given at least 60 days prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

ICON’s quantitative methodology calculates intrinsic value using average earnings per share, future earnings growth estimates, beta, and bond yield. This calculated intrinsic value for each individual stock is aggregated by industry and sector which enables ICON to identify value opportunities within industries and sectors. ICON then employs a tactical, rotation-based process that tilts the Fund toward industries and sectors ICON believes will outperform.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

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Industry, Sector, and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Utilities sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Electric Utilities, Gas Utilities, Independent Power Producers & Energy Traders, Multi-utilities, Renewable Electricity and Water Utilities industries. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. The recent trend towards deregulation in the Utilities sector presents special risks. Utility companies may be subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Additional risks can include fuel and other operating cost increases, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflicts in the Middle East, and the impact of pandemics and other public health issues. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. Wars and other recent military conflicts have contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of the S&P 1500 Index, a broad-based securities market index, and the S&P 1500 Utilities Index, an index more representative of the Fund’s investment strategy. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.iconfunds.com or by calling (800) 764-0442.

36

The ICON Utilities and Income Fund of SCM Trust is the successor fund to a series of ICON Funds trust, the ICON Utilities Fund (the “Predecessor Fund”). The Predecessor Fund was reorganized into a new series of SCM Trust as the ICON Utilities and Income Fund after the close of business on July 10, 2020. All historic performance and financial information for prior to the reorganization is that of the predecessor ICON Utilities Fund which was the accounting and performance survivor of the reorganization. Historic information for prior to the reorganization for the Institutional Class and Investor Classes shares is based on that of the Class A and Class S shares, respectively, of the predecessor ICON Utilities Fund.

Best Quarter: 17.29% (Q1, 2016)
Worst Quarter: -17.64% (Q1, 2020)
Date of inception: 07/09/1997

The returns above are for the Institutional share class of the Fund. The Investor shares would have substantially similar annual returns to the Institutional share class because the classes are invested in the same portfolio securities. The Investor share class’s returns will be lower over the long-term when compared to the Institutional share class’s returns to the extent that the Institutional share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/25) ICON Utilities and Income Fund	1 year	5 year	10 year
Institutional Shares: ICTUX
Return Before Taxes	15.26%	6.97%	9.16%
Return After Taxes on Distributions	14.45%	5.42%	6.25%
Return After Taxes on Distributions and Sale of Fund Shares	9.60%	5.02%	5.80%
Investor Shares: ICTVX
Return Before Taxes	14.91%	6.72%	8.88%
S&P 1500 Index	17.02%	13.95%	14.45%
S&P 1500 Utilities Index	16.09%	9.67%	10.49%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

37

Investment Adviser: Shelton Capital Management

Investment Sub-Adviser: ICON Advisers, Inc.

Portfolio Managers: Craig T. Callahan, Brian Callahan, and Scott Callahan have served as the Co-Portfolio Managers of the Fund since its inception on July 10, 2020.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at (800) 764-0442, or by mail (ICON Funds, C/O Paralel Technologies LLC, 1700 Broadway, Suite 2100 Denver, CO 80290).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan are subject to special tax rules. The Fund intends to distribute all or a substantial portion of net investment income and net capital gains, if any, generally on an annual basis.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More About Fund Summaries

The investment objectives, principal investment strategies, main risks of investing, and fees and expenses of each series of the Trust described in this Prospectus (each a “Fund” and collectively, the “Funds”) are described in each “Fund Summaries” section of this Prospectus. Additional information about the Funds’ investment strategies and associated risks are described in the “More About Investment Strategies and Risks” section of this Prospectus.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund’s historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (where applicable) but does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund. The Funds’ portfolios may differ significantly in holdings and composition from the indexes. You may not invest directly in these indexes.

●	The unmanaged Standard & Poor’s Composite 1500 (“S&P Composite 1500”) Index is a broad-based capitalization- weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

●	The unmanaged Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated fixed-rate taxable bond market.

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More About Investment Strategies and Risks

This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks.

Overall Investment Strategy for the Funds

ICON, the Funds’ sub-advisor (“ICON” or the “Sub-Adviser”), uses its methodology to identify stocks, industries and sectors in purchasing equity securities that our methodology suggests are trading below our calculation of intrinsic value.

The ICON valuation methodology is rooted in the fundamentals of finance. Earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields help us calculate our understanding of the intrinsic value of a company. We rely on the integrity of the financial statements released to the market as a part of our analysis.

The Sub-Adviser uses these fundamentals to analyze hundreds of companies included in approximately 160 separate sub-industries, that change over time, and eleven basic market sectors as classified by the Standard & Poor’s Global Industry Classification Standard. ICON compares our valuation of a security to its current market price to arrive at a “value-to- price” ratio for each stock, and in turn, develop a value-to-price ratio for each of the industries. Portfolio Managers then have discretion to choose the individual securities they determine should comprise the portfolio. The value-to-price ratio guides ICON’s determination as to whether stocks, sub-industries, industries or sectors are over- or underpriced. As themes in the market change over time, different countries, sub-industries, industries and sectors may become leaders.

ICON believes that the market goes through themes over time. Themes are defined simply: stocks in industries that were market leaders at one time tend to become overpriced relative to our estimate of their intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. The Sub-Adviser sells securities in industries ICON believes are overpriced and buy securities in industries ICON believes are underpriced, as identified by ICON’s valuation model, in an effort to capture developing industry and sector themes without restrictions on market capitalization. As themes in the market change over time, different countries, industries, and sectors may become leaders.

In addition to using the Sub-Adviser’s methodology to evaluate stocks and industries to categorize each as over- or underpriced relative to the broad market, ICON may factor in relative strength. In general, relative strength is a measure of the performance of an industry in relation to the performance of the broader market over a period of time.

For fixed income products, ICON uses various methods to determine value.

Multi-Cap Approach

Many investment managers characterize their style as falling into one of nine style boxes: by a company’s market capitalization (small-cap, mid-cap, or large-cap) and by style (either value, blend or growth). The Funds impose no limits or restrictions on the market capitalization of their investments. The Funds have the freedom to invest in small-, mid-, and large-size companies because we believe stocks migrate through the grid over time.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures related to the disclosure of the Funds’ portfolio securities is available at www.iconfunds.com and in the Funds’ SAI.

Other Portfolio Investments and Strategies

ADRs and GDRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts (“GDRs”). GDRs are very similar to ADRs except they may be issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank.

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The shares trade as domestic shares, but are offered for sale globally. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs and GDRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR or GDR. ADRs are not considered foreign securities for purposes of the 20% limit stated above under foreign securities. GDRs may or may not be considered foreign securities for purposes of the 20% limitation stated above under foreign securities.

Fixed-Income Securities. While the Funds (other than the ICON Flexible Bond Fund) generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

Convertible Securities and Credit Ratings. The ICON Equity Income Fund, ICON Flexible Bond Fund and the ICON Equity Fund may invest in Convertible securities, which are bonds, preferred stocks and other securities that may pay interest or dividends and are convertible into common stock or their equivalent value at maturity. These securities have the potential to offer both current income and capital appreciation. To pursue current income, the Fund ay buy convertible debt instruments that typically entitle the Fund to receive regular interest payments. Preferred stock may entitle the Fund to receive regular dividend payments. Convertible securities may also appreciate in value because, if the underlying common stock increases in value, the holder of the convertible security can exchange it for common stock and benefit from the appreciation in the stock’s value.

Many convertible securities are assigned credit ratings by agencies such as S&P or Moody’s that evaluate the quality of these securities. Securities with a credit rating of BBB, Baa or higher are generally considered investment grade. Lower rated securities, often called “high yield” securities, are rated BB or Ba or lower at the time of purchase or the unrated equivalent as determined by ICON. Because their issuers may be at an early stage of development or have been unable to repay past debts, these lower rated securities typically must offer higher yields than investment-grade securities to compensate investors for greater credit risk.

Derivatives. A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, forward contracts, purchasing and/or writing (selling) put and call options on securities and securities indexes, inverse exchange traded funds, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments. Although hedging strategies involving derivative instruments may reduce the risk of loss, they may also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other fund investments. Derivatives can be complex instruments and may be difficult to value properly. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Foreign Securities. The ICON Consumer Select Fund, ICON Consumer, ICON Natural Resources and Infrastructure Fund, ICON Health and Information Technology Fund, and ICON Utilities and Income Fund may invest up to 20% of their net assets in foreign-traded securities. Foreign securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

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Securities That Are Not Readily Marketable. Each Fund may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”).

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. Moreover, a security that is liquid one day may be illiquid on another day. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Funds acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds’ purchase of securities of other investment companies may result in the payment of additional management and distribution fees, which may in turn decrease performance.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

More About Risk

The Funds are mutual funds — pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they do not offer guaranteed results. As with any mutual fund, there is always the risk that you may lose all or a portion of the money on your investment in a Fund. The following table summarizes some of the risks involved in investing in each of the Funds and highlights certain differences and similarities among the Funds in their exposure to various types of risks. The table below is not a complete list of every risk involved in investing in the Funds and a Fund may have exposure to a risk factor even if it is not marked below.

An investment in the Funds is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

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Principal and Other Risks	ICON Equity Income Fund	ICON Flexible Bond Fund	ICON Equity Fund	ICON Consumer Select Fund	ICON Natural Resources and Infrastructure Fund	ICON Health and Information Technology Fund	ICON Utilities and Income Fund
Active Management Risk	x	x	x	x	x	x	x
Bond Risk	x	x
Call Risk	x	x
Company Risk	x	x	x	x	x	x	x
Credit Risk	x	x
Cybersecurity Risk	x	x	x	x	x	x	x
Developing and Emerging Markets Risk					x
ETF Risk			x		x
Financial Sector Risk	x	x	x
Foreign Investment Risk					x
Global Natural Resources Risk					x
Globalization Risk					x
Government Agency Securities Risk	x	x
High Yield Risk	x	x
Industrial Sector Risk			x
Industry and Concentration Risk	x	x	x	x	x	x	x
Interest Rate Risk	x	x
Investment in Other Investment Companies Risk	x	x
Leveraged and Inverse ETF Risk			x
Liquidity Risk		x
Manager Risk	x	x	x	x	x	x	x
Market Risk	x	x	x	x	x	x	x
Non-Diversified Portfolio Risk				x	x	x	x
Opportunity Risk				x	x	x	x
Options Risk	x
Portfolio Turnover Risk	x	x		x	x
Quantitative Model Risk	x		x	x	x	x	x
Recent Market Events Risk	x	x	x	x	x	x	x
Regional Focus					x
Short Sale Risk			x
Small and Mid-Size Company Risk	x		x	x	x	x	x
Stock Market Risk			x	x	x	x	x
Utilities Sector Risk	x
Volatility Risk			x	x	x	x	x

The Funds’ investments are subject to changes in their value from a number of factors, including:

Active Management Risk. The Funds are subject to the risk that the investment adviser’s or portfolio manager’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the securities selected and strategies employed by the Funds fail to produce the intended results, the Funds could underperform other funds with similar objectives and investment strategies.

Bond Risk. Bond prices tend to move inversely with changes in interest rates. Bonds with longer maturities are more sensitive to changes in interest rates. Slower payoffs effectively increase duration, also heightening interest rate risk. The Fund could lose money if the issuer of the bonds is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal or interest, or a decline in the perception in the credit quality of a bond could affect bond prices. If a credit rating agency gives a debt security a lower rating, the value or liquidity of the bond may be adversely affected. Bonds, unlike equities listed on a national securities exchange, have less liquidity and the Fund may not be able to sell the bonds when it wants to sell, or if it can, it may need to sell at greatly reduced prices because of the lack of demand.

Call Risk. Some debt securities allow the issuer to repay the obligation early; these are referred to as “callable securities.” Issuers will often repay the obligation underlying a callable security when interest rates are low. To the extent that a Fund holds callable securities and the issuer repays the securities early, the Fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which will likely be lower than those paid by the callable security that was paid off.

Company Risk. The stocks in the Funds’ portfolios may not perform as expected. Factors that can negatively affect a particular stock’s price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Credit Risk. A Fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a fixed income security can cause a security’s price to fall, potentially affecting the Fund’s share price. Furthermore, corporate bonds are not guaranteed by the U.S. government. If the corporate issuer or guarantor of a debt security is unable or unwilling to honor its obligations, the government will not intervene if the issuer defaults and the Fund will lose its investment in the issue.

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Cybersecurity Risk. Failures or breaches of the electronic systems of a Fund, the Fund’s adviser, distributor, and other service providers (including, without limitation, its custodian or transfer agent), or the issuers of securities in which the Fund invests have the ability to disrupt and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. Examples of negative impacts that could occur as a result of a cybersecurity incident include, but are not limited to (i) the Funds’ inability to calculate its net asset value, (ii) the Funds’ inability to process transactions on behalf of its shareholders, and (iii) the inability of the Funds’ service providers to safeguard the personal information of the Funds’ shareholders. While the Fund has established risk management systems designed to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, other relevant third parties or issuers of securities in which the Fund invests.

Developing and Emerging Markets Risk. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes than economies in more developed countries. The governments of developing and emerging market countries may be less stable than the governments of more developed countries. Countries in the emerging markets generally have less developed securities markets or exchanges, and less developed legal and accounting systems, reduced availability of public information, and lack of uniform financial reporting and regulatory practices, which in turn may adversely impact the Fund’s ability to calculate accurately the intrinsic value of the securities. Securities of emerging or developing market companies may be less liquid and more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative and higher risk.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Financial Sector Risk. The Fund may overweight industries within the Financial sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Asset Management & Custody Banks, Consumer Finance, Diversified Banks, Diversified Capital Markets, Financial Exchanges & Data, Insurance Brokers, Investment Banking & Brokerage, Life & Health Insurance, Mortgage REITS, Multi-line Insurance, Multi-sector Holdings, Other Diversified Financial Services, Property & Casualty Insurance, Regional Banks, Reinsurance, Specialized Finance, and Thrifts & Mortgage Finance industries. The Financials sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials sector. Companies operating in the Financials sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

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Global Natural Resources Risk. Global natural resources risks include price fluctuation caused by inflationary trends (whether actual or imagined), political developments, changes in energy or materials costs, changes in the supply of or demand for different natural resources, the costs assumed by natural resources companies in complying with environmental and safety regulations, and the risks associated with natural and man-made disasters.

Globalization Risk. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

Government Agency Securities Risk. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“Ginnie Mae”) is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

High Yield Risk. High yield securities (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. High yield securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its investment in the issue.

Industrial Sector Risk. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Funds may overweight industries within various sectors. The fact that a Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means a Fund may be less diverse and more volatile than its benchmark.

Interest Rate Risk. Bond prices tend to move inversely with changes in interest rates. For example, when interest rates rise, bond prices generally fall. Securities with longer maturities are more sensitive to changes in interest rates. Performance could also be affected if unexpected interest rate trends cause the Fund’s mortgage or asset-backed securities to be paid off substantially earlier or later than expected. Slower payoffs effectively increase maturity, also heightening interest rate risk. When interest rates fall, many mortgages are refinanced and mortgage-backed securities may be repaid early. As a result, the Fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

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Investment in Other Investment Companies Risk. The Funds may invest in other investment companies. As with other investments, investments in other investment companies, including closed-end funds (which include business development companies (BDCs)), unit investment trusts, open-end investment companies, and exchange traded funds, are subject to many of the same risks as investing directly in the underlying instruments, including market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (including management and advisory fees). If the Fund acquires shares of one or more underlying funds, shareholders bear both their proportionate share of expenses in the Fund (excluding management and advisory fees attributable to those assets of the Fund invested in the underlying funds) and, indirectly, the expenses of the underlying funds (including management and advisory fees). Further, the closed-end fund market is inefficient. Many closed-end funds (CEFs), including many in which the Fund invests, are small or micro-cap securities. There is little independent research published on CEFs and limited availability of data makes research difficult and time consuming. CEFs may trade unpredictably. The underlying assets may be unknown and their value not readily determinable. The Fund often purchases CEFs believing they are trading at a discount to NAV, and an ongoing corporate action will cause the discount to narrow or disappear. With little independent analysis of the CEFs’ individual assets, the Fund essentially makes a value based arbitrage strategy. The Fund will look to events like pending or proposed tender offers, liquidations, take-over plays etc. If the event is not preceded by an official announcement— and is, instead, “pending” or “anticipated” — this strategy can be very risky. If the event is announced, there is still the possibility that it will not happen. In sum, investing in CEFs in general, and CEF arbitrage plays in particular carry unique and arguably heightened risks.

Leveraged and Inverse ETF Risk. Risks associated with investing in inverse and leveraged ETFs include compounding risk, derivatives securities risk, correlation risk and leverage risk.

●	Compounding Risk — To the extent the ETF has a single day or other short term investment objective, the ETF’s performance for any other period is the result of its return for each day (or other short term period) compounded over the period. This may differ in amount, and possibly even direction, from the daily return of the ETFs benchmark index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase.

●	Derivatives Securities Risk — Leveraged and Inverse ETFS may use various types of derivatives, investing in derivatives may be considered aggressive and may expose the Fund’s ETF investment to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. These ETFs may use a combination of swaps on an index and swaps on an ETF that is designed to track the performance of an Index. The performance of an ETF may not track the performance of an index due to embedded costs and other factors. Thus, to the extent an inverse or leveraged ETF invests in swaps that use an ETF as the reference asset, the inverse or leveraged ETF may be subject to greater correlation risk and may not achieve as high a degree of correlation with the index as it would if it only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the index has a dramatic intraday move that causes a material decline in the inverse or leveraged ETF’s net assets, the terms of a swap agreement between the inverse or leveraged ETF and its counterparty may permit the counterparty to immediately close out the transaction with the inverse or leveraged ETF. In that event, the inverse or leveraged ETF may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the inverse or leveraged ETF’s investment objective. This, in turn, may prevent the inverse or leveraged ETF from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the inverse or leveraged ETF may change quickly and without warning.

●	Correlation Risk — A number of factors may affect an inverse ETF’s ability to achieve a high degree of inverse correlation with its index. Failure to achieve a high degree of inverse correlation may prevent the inverse ETF from achieving its investment objective, and the percentage change of the inverse ETF’s net asset value (“NAV”) each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse of the percentage change of the index on such day.

●	Leverage Risk — A leveraged ETF may obtain investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar investment that does not employ such leverage. The use of such leverage increases the risk of a total loss of the Fund’s investment. In addition, the use of leverage may increase the volatility of the inverse or leveraged ETF and magnify any differences between the performance of the inverse or leveraged ETF and its underlying Index or benchmark.

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Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investment in less liquid securities may reduce the Fund’s returns because it may be unable to sell the less liquid security at an advantageous time or price.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for a Fund.

Market Risk. The Funds’ overall risk level will depend on the market sectors in which the Fund is invested and the current interest rates, liquidity conditions, and credit quality of such sectors. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth

Non-Diversified Portfolio Risk. A Fund that is “non-diversified” may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Opportunity Risk. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

Options Risk. Investments in options involve certain risks. These risks include:

●	Limited Gains. By selling a call option, a Fund may forego the opportunity to benefit from an increase in price of the underlying stock or index above the exercise price, but continue to bear the risk of a decline in the value of the underlying stock or index. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock or exposure to the underlying index upon exercise of the option could be substantially below its prevailing market price.

●	Premium Losses. By purchasing a put option for a premium, a Fund secures the right to sell a security to the writer of that option on or before a fixed date at a predetermined price. The Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. The Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

●	Lack of Liquidity for the Option. A liquid market may not exist for the option. If a Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct a Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflicts in the Middle East, and the impact of the pandemics and other public health issues. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. Wars and other recent military conflicts have contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

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Regional Focus. At times, a Fund might increase the relative emphasis of its investments in a particular region of the world. Stocks of issuers in a region might be affected by changes economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than the Fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund’s holdings.

Short Sale Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. Because the Fund screens and buys and sells securities using a value based, quantitative methodology, the Fund may be entirely long or entirely short depending on where the Portfolio Manager sees value and reads the market in general.

Small and Mid-Size Company Risk. Small or mid-size companies may offer greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The value of the stocks and other securities owned by a Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Utilities Sector Risk. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices.

Volatility Risk. Volatility risk is the risk that a specific security price will increase or decrease by greater increments than the general market. Equity sector funds are generally more volatile than diversified equity funds. Sector funds can vary widely in volatility depending on the diversity and volatility of the industries and stocks in which they invest. A fund’s volatility risk can also be impacted by the correlation among price movements of the industries and stocks held. Potential for greater volatility in sector funds may also exist if concentrated stock and/or industry positions are taken.

The Funds’ Investment Manager

Fund Organization and Management

SCM Trust, a Massachusetts business trust (the “Trust”), is a family of 11 series, including one exchange-traded fund, and 10 no-load mutual funds, seven of which are described in this Prospectus. The other four funds are described in a separate prospectus.

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The investment advisor for the Funds is Shelton Capital Management (the “Adviser” or “Shelton”), 1401 Lawrence Street, Suite 1550, Denver, CO 80202-1805. Shelton manages over $6.4 billion of assets as of December 31, 2025. Shelton has been managing mutual funds since 1985. Shelton is responsible for managing the Funds and handling the administrative requirements of the Funds.

As compensation for managing the portfolios, Shelton Capital Management receives from each Fund an investment management fee equal to a percentage of the Fund’s average daily net assets. Each Fund’s contractual management fee and the fees paid to Shelton Capital Management, net of reimbursements for the fiscal year ended December 31, 2025 were:

	Contractual Management Fee	Management Fees Net of Reimbursement
ICON Consumer Select Fund	1.00%	1.00%
ICON Equity Fund	0.75%	0.75%
ICON Equity Income Fund	0.75%	0.75%
ICON Flexible Bond Fund	0.60%	0.60%
ICON Health and Information Technology Fund	1.00%	1.00%
ICON Natural Resources and Infrastructure Fund	1.00%	1.00%
ICON Utilities and Income Fund	1.00%	1.00%

A discussion regarding the basis for the Board of Trustee’s approval of the investment advisory contract of the Funds is available in the Funds’ semi-annual report to shareholders on Form N-CSR for the period ending June 30, 2025.

ICON serves as investment sub-adviser to each Fund and is responsible for selecting the Funds’ investments and handling their day-to-day business. ICON’s corporate offices are located at 8480 East Orchard Road, Suite 1200, Greenwood Village, Colorado 80111. ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2025, ICON Advisers had $875 million in total assets under management. Shelton Capital Management compensates ICON for its services as sub-adviser in respect of each Fund out of Shelton Capital Management’s investment management fees from the Fund. ICON receives a sub-advisory fee from Shelton Capital Management of 62% of the effective investment management fee, adjusted for any reimbursements due to agreed expense limitations.

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For the fiscal year ended December 31, 2025, the fees paid to ICON, net of reimbursements, were:

Sub-Advisory Fees Net of Reimbursement
ICON Consumer Select Fund	0.62%
ICON Equity Fund	0.47%
ICON Equity Income Fund	0.47%
ICON Flexible Bond Fund	0.37%
ICON Health and Information Technology Fund	0.62%
ICON Natural Resources and Infrastructure Fund	0.62%
ICON Utilities and Income Fund	0.62%

The Funds are managed using ICON’s valuation model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON’s Investment Committee since 1991 and served as ICON’s Chief Investment Officer until January 2005.

Portfolio Managers

The Portfolio Manager(s) for each Fund are:

Fund	Portfolio Manager	Tenure
ICON Equity Income Fund	Brian Callahan	Since inception
	Scott Callahan	Since inception
	Jerry Paul	Since inception

ICON Flexible Bond Fund	Jerry Paul	Since inception

ICON Equity Fund	Craig Callahan	Since inception
	Brian Callahan	Since inception
	Scott Callahan	Since inception

ICON Consumer Select Fund	Craig Callahan	Since inception
	Brian Callahan	Since inception
	Scott Callahan	Since inception

ICON Natural Resources and Infrastructure Fund	Craig Callahan	Since inception
	Brian Callahan	Since inception
	Scott Callahan	Since inception

ICON Health and Information Technology	Craig Callahan	Since inception
	Brian Callahan	Since inception
	Scott Callahan	Since inception

ICON Utilities and Income Fund	Craig Callahan	Since inception
	Brian Callahan	Since inception
	Scott Callahan	Since inception

Craig Callahan is the company Founder and Chairman of the Investment Committee of ICON Advisers, Inc. Dr. Callahan received his doctorate of business administration in finance and statistics from Kent State University in 1979 and a Bachelor of Science degree from Ohio State University in 1973. From 1986 to 2005, he served as ICON’s Chief Investment Officer.

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Brian Callahan joined ICON in 2003 as a Research Analyst. In 2005 he left ICON to pursue his MBA at the Ohio State University. He graduated with his MBA in 2007 and rejoined ICON in 2008 as a Portfolio Manager. From 2008 until January 2011 he managed ICON’s separately managed accounts. From 2011 to 2014 Mr. Callahan was ICON’s Director of Marketing. From 2014 to 2018 Mr. Callahan managed ICON’s strategy based portfolios and tactical allocation portfolios. Mr. Callahan became President of ICON Advisers, Inc. in 2020.

Donovan “Jerry” Paul, CFA, joined ICON in July 2013 as a Portfolio Manager. Mr. Paul is a Senior Vice President of Fixed Income. Before joining ICON, he was a senior vice president, director of fixed-income research and portfolio manager of INVESCO Funds Group (1994-2001), founder and managing partner of Quixote Capital Management, LLC, (2002-2009), partner of Essential Investment Partners, LLC, (2009-2011) and Senior Vice President Western Alliance Bancorporation (2012). He holds an MBA from the University of Northern Iowa and BBA from the University of Iowa.

Scott Callahan joined ICON in 2005 as a Research Analyst and was promoted to Assistant Portfolio Manager in January 2006. He left ICON in August 2006 to pursue his MBA, which he received from New York University in 2008. Mr. Callahan became a Portfolio Manager in 2008. Mr. Callahan managed two Sector Funds, Healthcare and Information Technology, from 2009 to 2012 and co-managed those Funds in 2013. Mr. Callahan also co-managed the ICON Opportunities Fund from 2012 to 2013, when he left the firm to pursue a PhD in Finance from Rutgers University. Mr. Callahan rejoined ICON as a Portfolio Manager in January 2018. Mr. Callahan received a bachelor’s degree in Psychology from the University of Colorado. Mr. Callahan became Chief Investment Officer of ICON Advisers, Inc. in 2020.

Investment Committee Members

ICON’s Investment Committee includes members who are responsible for managing mutual fund assets. Each Fund, except the ICON Flexible Bond Fund, is team-managed in that individual Portfolio Managers have responsibility for evaluating their respective sectors and identifying themes and industries within their assigned sectors based on value-to-price ratios and relative strength metrics, the core of the ICON system. However, the day-to-day management of the Fund’s portfolio is system-based and continuously monitored by the Portfolio Manager assigned to the relevant sector or Fund. The Portfolio Manager assigned to a Fund has the discretion to invest in and determine the amount of the various sectors within the Fund and the industries and securities within the sector.

Other Information

The SAI provides additional information about the Board of Trustees, portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio manager’s ownership of securities of the respectively managed Fund.

Summary of Other Important Information About Fund Shares

How to Buy Shares

You may buy shares directly from the Fund, or through third-party distributors, brokerage firms and retirement plans. If you invest through a third-party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through third-party distributors.

The following information is specific to buying directly from the Fund.

Opening an Account. You can open an account online or by downloading an application from our website at www.iconfunds.com and mailing the completed form to us. For questions, call us at (800) 764-0442.

You will find all the necessary application materials included in the packet accompanying this Prospectus. You may also open an account online by accessing our website at www.iconfunds.com. Additional paperwork may be required for entity investors, including corporations, associations, and trusts, and for certain fiduciaries. The minimum initial investments and subsequent investments for each Fund are as follows:

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	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class Shares
All Accounts	$500,000	$2,500
Investor Class Shares
Accounts with Automatic Investment Plan	$500	$500
All Other Accounts	$1,000	$1,000

The Fund may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept unknown third-party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us toll-free at (800) 764-0442.

Distribution (12b-1) Fees. The Funds have adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Investor Class shares of the Funds pay RFS Partners, LP, an affiliate of Shelton Capital Management, the Funds’ principal underwriter (the “Distributor”), a distribution (12b-1) fee. Because distribution (12b-1) fees are paid out of fund assets on an ongoing basis, 12b-1 fees will, over time, increase the cost of your investment in a fund and may cost you more than other types of sales charges.

These fees are computed by multiplying 0.25% by the average daily net assets of the Investor Class shares of a Fund.

How to Buy Shares – Initial Purchase. Make your check payable to the name of the Fund in which you are investing and mail it with the application to the transfer agent of the Funds, Ultimus Fund Solutions (“Ultimus” or the “Transfer Agent”), at the address indicated below. Please note the minimum initial investments previously listed.

ICON Funds
C/O Paralel Technologies LLC
1700 Broadway, Suite 2100
Denver, CO 80290

You may also forward your check (and application, for new accounts) to the Funds’ offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Funds’ agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt by the Funds at the following address:

SCM Trust
P.O. Box 87
Denver, CO 80201-0087

You also may buy shares of a Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Paralel Technologies LLC, the Fund’s transfer agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Funds. Your broker can advise you of specific details.

Purchasing by Exchange. You may purchase shares in a Fund by exchanging shares from an account in one of our other Funds, including other mutual funds managed by Shelton Capital Management which are not described in this Prospectus. Please see our website, www.iconfunds.com, call the number above, or consult your financial adviser or broker for more information. Such exchanges must meet the minimum amounts required for initial or subsequent investments.

When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call (800) 764-0442 during normal business hours (8:00 a.m. to 5:00 p.m. Mountain Time) to exchange shares. You may also exchange shares by accessing our website at www.iconfunds.com. You must complete the online access agreement in order to access your account online. Each exchange of one Fund’s shares for another of a second Fund is treated for U.S. federal income tax purposes as the sale of shares of the first Fund and the purchase of shares in the other Fund, which may produce a capital gain or loss for tax purposes. Transfers between classes of a single Fund are generally not taxable transactions. Certain significant holders of Fund shares are required to provide information concerning such a nontaxable exchange on their federal income tax returns for the year of the exchange. See the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations.” All transactions are processed at the share price next calculated after receiving the instructions in good order (as described below), generally at the normally scheduled close of trading on the New York Stock Exchange (“NYSE”), typically 4:00 p.m. Eastern Time.

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Wiring Instructions and Use of Checks. For wiring money to your account, you can obtain specific wire instructions by calling (800) 764-0442. In order to make your order effective, we must have your order in good form as described below. Please note a Fund and Shelton reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars, and checks must be drawn on banks located in the United States. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds. When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Funds’ transfer agent or the Funds.

Purchasing Additional Shares. Make your check payable to the Fund in which you are investing, write your account number on the check, and mail your check with the deposit slip from your most recent statement to the address printed on your account statement. There is a $100 minimum for subsequent investments. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.iconfunds.com.

Automatic Investment Plan. Using the Funds’ Automatic Investment Plan, or AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may enroll on our website or by calling the Funds and obtaining a paper form. The share prices of the Funds are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part. The Funds do not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

How Fund Shares are Priced. The share price (net asset value per share or NAV) for a Fund is normally calculated as of the scheduled close of trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. If a Fund’s authorized agent receives your request in good order (as described below) before the time as of which a Fund prices its shares (generally the normally scheduled close of trading on the NYSE, at 4:00 p.m. Eastern Time), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV. A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. Eastern Time. Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not calculate their NAVs. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares. For purposes of calculating the NAV, portfolio holdings for which market quotations are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Other portfolio holdings, such as debt securities, certain preferred stocks, and derivatives traded over the counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange traded derivatives are generally valued at the settlement price determined by the relevant exchange and centrally cleared derivatives are generally valued at the price determined by the relevant clearing house. Short-term securities with less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon the sale of the securities. If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees. The Board of Trustees has appointed Shelton Capital Management to serve as the Funds’ “valuation designee” to make fair value determinations in accordance with the Funds’ Valuation Policies (“Valuation Policies”), subject to Board oversight.

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Shelton Capital Management has established a Pricing Committee to fulfill its obligations as the Funds’ valuation designee. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Payments to Broker-Dealers and other Financial Intermediaries. If you purchase the Fund through an employee benefit plan, the Fund, Shelton Capital Management or related entities may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to recommend the Fund over other mutual funds or investments. You should ask your financial intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

How to Sell Shares. You may redeem all or a portion of your shares on any business day that the Fund is open for business by mail, telephone or our website (www.iconfunds.com).You may receive the redemption by wire, electronic funds transfer or check. The sale price of your shares will be the Fund’s next determined net asset value after the Fund’s transfer agent, or an authorized agent or sub-agent receives all required documents in good order as further described below. If you have questions or need assistance, you may call client services for SCM Trust at (800) 764-0442 during normal business hours (generally 8:00 a.m. to 5:00 p.m. Mountain Time).

Your shares will be redeemed at the net asset value next calculated (after the close of the NYSE which is 4:00 p.m. Eastern Time) after the Fund’s agent has received your redemption request in good order (as described below). Remember that a Fund may hold redemption proceeds until we are satisfied that we have collected the purchase price for any shares purchased by check. To avoid possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this Prospectus.

By Mail. If you have not elected telephone redemption or transfer privileges, you must send a letter of instruction. Additionally, if the check is to be made payable to a third-party or sent to an address other than the address of record, you must obtain a “medallion signature guarantee” on the letter of instruction. The letter of instruction must specify (i) the name of the Fund, (ii) the number of shares to be sold and/or the dollar amount, (iii) your name(s), and (iv) your account number(s). The letter of instruction is to be mailed to the Funds’ offices. If you have additional questions, please contact us at (800) 764-0442. The Funds’ Transfer Agent requires that each individual’s signature(s) appearing on a redemption request be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders who do not elect telephone privileges on their accounts.

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By Exchange. You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical account registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern Time.

By Wire. You must have applied for the wire feature on your account. We will notify you when this feature is active, and you may then make wire redemptions by calling us before 4:00 p.m. Eastern Time (1:00 p.m., Pacific Time). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer. You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three business days after the sales of your securities. There is no fee for this service.

Online. You can sell shares in a regular account by accessing our website at www.iconfunds.com. You may not buy or sell shares in a retirement account using our online feature. If you have recently added banking information or changed your address online, there is a 15-day delay from the date of the change to when the redemption will be sent out.

By Telephone. You must have telephone privileges set up in advance of any transaction on your account. Provide the name of the Fund from which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem. Unless you submit an account enrollment form that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account enrollment form, to authorize and direct the Funds to accept and act upon telephone, online and fax instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of your instructions. These procedures will require a redeeming shareholder to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Funds nor the Funds’ agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account. You should realize that by electing the telephone privileges and online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions maybe recorded.

Systematic Withdrawal Plan. If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds at (800) 764-0442.

Other Redemption Policies. Payment of Redemption Proceeds: The Trust is committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.

Redemption-in-Kind. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming. Such payments-in -kind might be made, for example, in case of stressed market conditions, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund’s net asset value (and will generally represent pro-rata slices of the portfolio). Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash. However, a Fund could be practically limited in its ability to redeem shares in-kind due to logistical or other issues.

Redemption Methods Available. Generally, a Fund expects to pay redemption proceeds in cash. To do so, a Fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. These methods may be used during both normal and stressed market conditions.

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Retirement Plan Redemptions. Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes. Once your shares are redeemed, the Fund will normally mail you the proceeds on the next business day, but within no later than 7 business days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates.

Low Balance Accounts. If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000 due to redemptions. Shelton may elect to close an account that falls below the minimum and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000. If you close your account, any accrued dividends will be paid as part of your redemption proceeds. The share prices of the Funds will fluctuate, and you may receive more or less than your original investment when you redeem your shares.

Other Important Policies Related to Buying and Selling Shares

Good Order. Good order means that the request includes:

●	Fund name and account number;
●	Amount of the transaction in dollars or shares; (if redemption is requested by internet or mail, the amount of the transaction may be stated in percentage terms);
●	Signatures of all owners exactly as registered on the account (for written requests);
●	Medallion Signature Guarantee, if required (see Medallion Signature Guarantees); and
●	Any supporting legal documentation that may be required.
●	Clear and actionable instructions to the Fund as applicable

Note: for corporate/institutional accounts only, the required signature(s) must be either (1) Medallion-guaranteed and clearly indicate the capacity of the signer to act for the corporation or institution or (2) that of an authorized signatory as indicated by the account records.

Medallion Signature Guarantees. You will need to have your signature Medallion guaranteed in certain situations, including but not limited to:

●	Sending redemption proceeds to any person, address, or bank account not on record; and
●	Transferring redemption proceeds to a SCM Trust account with a different registration (name/ownership) from yours; and
●	Changes to account ownership, signature authority or registration.

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A notary public cannot provide Medallion Signature Guarantees.

Keep in mind the following important policies:

●	A Fund may take up to 7 business days to pay redemption proceeds.
●	If your shares were purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.
●	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.
●	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.
●	If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.
●	The Funds may refuse any purchase or exchange purchase transaction for any reason.
●	Each signature on a request for redemption or account registration change must be medallion signature guaranteed separately.
●	All share activity is subject to federal and state rules and regulations. These are in place to prevent, among other things, money laundering and other illegal movements of money.

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THE FUNDS AND SHELTON RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

●	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.
●	To modify or terminate the exchange privilege on 60 days written notice.
●	To refuse any purchase or exchange purchase order.
●	To change or waive a Fund’s minimum investment amount.
●	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC.
●	To withdraw or suspend any part of the offering made by this Prospectus.
●	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Other Policies

Tax-Saving Retirement Plans. We can set up your new account in a Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes: IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees. 403(b) Plans. Open to eligible employees of certain states and non-profit organizations. Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Funds reserve the right to change, modify or eliminate this waiver at any time. We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

Cash Distributions. Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void the checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports. Shareholders of the Funds will receive statements at least quarterly and after every transaction (other than AIP transactions) that affects their share balance and/or account registration. Shareholders receiving paper statements may be required to pay an account fee of $25. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations. We pay for regular reporting services, but not for special services. Special services would include a request for a historical transcript of an account. You may be required to pay a separate fee for these special services. As an alternative to requesting special services, you can establish an online account. Once the online account is established, you may also obtain a transaction history for your account(s) by accessing our website at www.iconfunds.com.

Consolidated Mailings & Householding. Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one Prospectus, Annual Report and Semi-Annual Report to each home for all household investors. If you would like extra copies of these reports, please download a copy from www.iconfunds.com or call the Funds at (800) 764-0442. If you would like to elect out of household-based mailings or to receive a complimentary copy of the current SAI, annual or semi-annual report, please call Shelton Capital Management or write to the Secretary of the Funds at 1401 Lawrence Street, Suite 1550, Denver, CO 80202.

Electronic Delivery of Documents. You may sign up for electronic statements online or by calling shareholder services at (800) 764-0442. If you sign up over the telephone, a temporary password will be issued to you and you must reset the password to secure your account and access.

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Financial Intermediaries. You may purchase or sell Fund shares through a financial intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Financial intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Shareholders who are customers of financial intermediaries or participants in programs serviced by them should contact the financial intermediaries for additional information. A financial intermediary may be the shareholder of record of your shares. The Funds, Shelton Capital Management, Paralel Technologies LLC, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any financial intermediary to carry out its obligations to its customers. Shelton Capital Management, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to financial intermediaries for the inclusion of the Funds on the sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Risks of Frequent Trading in Fund Shares. The Funds are intended for long-term investment purposes and not for market timing or excessive short-term trading. Frequent trading of significant portions of a Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

●	Cause a Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or
●	Force a Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and
●	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent any fund significantly invests in illiquid or restricted securities, such as high-yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

Procedures to Limit Short-Term Trading in Fund Shares. The Funds have adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Funds generally define a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Funds. The Funds seek to eliminate such purchases and have taken steps that it believes to be reasonable to discourage such activity. The Board has adopted policies and procedures with respect to the Funds that seek to identify frequent trading by monitoring purchase and redemption activities in each Fund over certain periodic intervals and above certain dollar thresholds. The policies include communicating with relevant shareholders or financial intermediaries, and placing restrictions on share transactions, when deemed appropriate by the Fund. The Fund reserves the right to reject any purchase order. While the Funds make efforts to identify and restrict frequent trading that could impact the management of a Fund, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. If a shareholder, in the opinion of a Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder may be closed to new purchases and exchange privileges may be suspended. Additionally, if any transaction is deemed to have the potential to adversely impact a Fund, the Fund has certain rights listed and detailed later in this prospectus.

The application of the Funds’ excessive trading policies involves judgments that are inherently subjective and involve some selectivity in their application. The Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. No matter how the Funds define excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of a Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Funds will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.

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The restrictions above may not apply to shares held in omnibus accounts for which the Funds do not receive sufficient transactional detail to enforce such restrictions.

Identity Verification Procedures Notice. The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Funds with your taxpayer identification number and other information the Fund considers appropriate to assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures to ensure that the information supplied by you is correct. These procedures may incorporate comparing the information provided to fraud databases or requesting additional information or documentation from you. Your information will be handled by us as discussed in our privacy statement below.

Disclosure of Portfolio Holdings. The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

Shareholders will receive portfolio holdings information via annual and semi-annual reports, which will be mailed to shareholders and posted on the Funds’ website. Portfolio holdings will be made available by Paralel Technologies LLC, the Trust’s service provider, ten business day after month-end by releasing the information to ratings agencies. A more complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

Dividends and Federal Income Taxes

Dividends. Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in any of the Funds. As a shareholder, you are entitled to your share of the dividends your Fund earns.

The ICON Equity Fund intends to distribute all or a portion of its net investment income and net capital gains, if any, on an annual basis generally each December. The ICON Equity Income Fund intends to distribute all or a portion of its net investment income, if any, at least quarterly every March, June, September, and December, and to distribute all or a portion of net capital gains, if any, generally each December. The ICON Flexible Bond Fund intends to distribute all or a portion of its net investment income on a monthly basis and to distribute all or a portion of its net capital gains, if any, generally each December. The ICON Consumer Select Fund, ICON Natural Resources and Infrastructure Fund, and the ICON Health and Information Technology Fund intend to distribute all or a portion of their respective net investment income and net capital gains, if any, generally on an annual basis each December. The ICON Utilities and Income Fund generally intends to distribute all or a portion of its net investment income, if any, on a quarterly basis and net capital gains, if any, generally on an annual basis. From time to time, the Funds may make additional distributions.

For quarterly distributions, shareholders of record on the second to last business day of the quarter will receive the dividends. For annual distributions, shareholders of record on the second to last business day of the month will receive the dividends. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year. After every distribution, the value of a Fund share drops by the amount of the distribution.

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Federal Income Taxes. Except as otherwise noted, this discussion only addresses the U.S. federal income tax consequences of an investment in a Fund for U.S. persons and does not address any foreign tax consequences or, except where specifically noted, any state or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)     U.S. citizens or residents;

(ii)    U.S. corporations;

(iii)   an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv)   a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or through foreign accounts, (iv) financial institutions or insurance companies, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to the U.S. federal alternative minimum tax or U.S. federal corporate alternative minimum tax, and (ix) insurance companies. If an entity treated as a pass-through entity for U.S. federal income tax purposes (including an entity classified as a partnership or S corporation for federal income tax purposes) is a beneficial owner of shares, the tax treatment of an ownership in the pass-through entity will generally depend upon the status of the owner and the activities of the entity. For further information regarding the U.S. federal income tax consequences of an investment in a Fund, investors should see the SAI under “FEDERAL INCOME TAXES-Taxation of the Funds.”

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”) necessary to qualify for treatment as a “regulated investment company” (“RIC”) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements so that they are not subject to U.S. federal income tax in general. The following discussion assumes that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy such distribution requirements. There can be no guarantee that this assumption will be correct.

Taxation of Fund Distributions. For U.S. federal income tax purposes, shareholders of a Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders. In general, distributions from a Fund are taxable to shareholders when paid whether they take the distributions in cash or reinvest them in additional Fund shares. Dividends declared and payable by a Fund during October, November or December to shareholders of record on a specified date in such months, if paid by the end of January, are generally taxable as if received in December.

Distributions of net capital gains that are properly reported by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long the shares of the Fund are held.

Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Certain distributions from a Fund may be “qualified dividend income;’ which will be taxed to individuals and other non-corporate shareholders at favorable rates applicable to long-term capital gains so long as certain holding period and other requirements are met. Corporate shareholders may be able to take a 50% dividends-received deduction for a portion of the dividends they receive from a Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, subject to certain holding period requirements and debt financing limitations.

A Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year and when it receives capital gain distributions from exchange-traded funds (“ETFs”) in which the Fund owns investments. A Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less. A Fund may realize ordinary income from distributions from exchange traded funds, from foreign currency gains, from interest on indebtedness owned by the Fund, and from other sources.

Some of the Funds’ investments, such as certain option transactions, foreign currency contracts, certain futures transactions, may be “section 1256 contracts.” Section 1256 contracts owned by a Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis, and resulting gains or losses generally will be treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses.

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A Fund that invests in stock of a real estate investment trust (“REIT”) may be eligible to pay “section 199A dividends” to its shareholders with respect to qualified dividends received by it from its investment in REITs. Dividends that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs for the year reduced by allocable expenses. Section 199A dividends may be taxed to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that the shareholder receiving the dividends satisfies certain holding period requirements for the shareholder’s Fund shares and satisfies certain other conditions. For more information, see the discussion in the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations – Real Estate Investment Trusts.”

Distributions of a Fund’s earnings are taxable whether a shareholder receives them in cash or reinvests them in additional shares. A dividend or distribution made shortly after a shareholder purchases shares of a Fund will be taxable even though such distribution is in effect a return of capital. This is sometimes referred to as buying a dividend. An investor can avoid this result by investing after a Fund has paid a dividend.

Sale or Redemption of Fund Shares. A shareholder who sells or redeems shares of a Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the sale or redemption (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares sold or redeemed.

Any capital gain or loss realized upon the sale or redemption of shares of a Fund is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. The deductibility of capital losses is subject to significant limitations. In certain situations, a loss on the sale or redemption of shares held for six months or less will be a long-term capital loss. For more information, see the SAI under “FEDERAL INCOME TAXES-Sale or Redemption of Shares.”

Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. Persons redeeming shares should consult their tax advisor with respect to whether the wash sale rules apply and when such a loss might be deductible.

Taxation of Certain Investments. The Funds may, at times, buy debt obligations that are newly issued at a discount from their stated redemption price at maturity. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in a Fund’s ordinary income as such income accrues over the life of the instrument. Even though payment of that amount may not be received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends.

The Funds may also buy debt obligations in the secondary market that are treated as having market discount. Generally, gain recognized on the disposition of such an investment is taxed as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but a Fund may elect instead to currently include the amount of market discount as ordinary income over the term of the investment. A Fund’s investments in certain mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

 The sale of call options generates premiums. These premiums typically will result in ordinary income or short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), may force it to realize capital gains or losses at inopportune times. The Fund intends to make quarterly distributions of income (versus capital gains), if any.

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A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would reduce a Fund’s yield on those securities. Shareholders generally will not be entitled to claim a foreign tax credit  or deduction with respect to foreign taxes paid by a Fund. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. For more information, see the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations.”

Surtax on Net Investment Income. A 3.8% surtax applies to net investment income of individual taxpayers, and on the undistributed net investment income of certain trusts or estates, to the extent that a taxpayer’s gross income (as adjusted) exceeds certain amounts. Net investment income generally includes distributions paid by a Fund and capital gains from the sale or exchange of Fund shares. For information regarding the surtax on net investment income, see the SAI under “FEDERAL INCOME TAXES-Surtax on Net Investment Income.”

Backup Withholding. The Funds are required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who (i) has failed to provide a correct taxpayer identification number or (ii) is identified by the IRS as otherwise subject to backup withholding, or (iii) has failed to certify that the shareholder is a U.S. person not subject to backup withholding. The backup withholding tax rate is 24% under current law. For more information regarding backup withholding, see the SAI under “FEDERAL INCOME TAXES-Backup Withholding.”

For more information, see the SAI under “FEDERAL INCOME TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for fiscal years or periods ended December 31, 2020 and September 30, 2020, this information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements are included in the Annual Report and, available upon request. The fiscal years or periods ended December 31, 2020 and September 30, 2020 were audited by other auditors.

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Financial Highlights For a Share Outstanding Throughout Each Year or Period

ICON Consumer Select Fund
Institutional Shares	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$9.73	$10.10	$9.20	$12.06	$10.90
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01	(0.02)	0.01	(0.01)	(0.06)
Net gain/(loss) on securities (both realized and unrealized)	0.54	1.33	1.63	(1.22)	2.54
Total from investment operations	0.55	1.31	1.64	(1.23)	2.48
LESS DISTRIBUTIONS
Dividends from net investment income	(0.01)	—	(0.01)	—	—
Distributions from capital gains	(1.03)	(1.68)	(0.73)	(1.63)	(1.32)
Total distributions	(1.04)	(1.68)	(0.74)	(1.63)	(1.32)
Net asset value, end of year or period	$9.24	$9.73	$10.10	$9.20	$12.06

Total return	5.95%	12.48%	18.06%	(10.56)%	22.80%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$27,555	$32,918	$44,297	$44,014	$60,747
Ratio of expenses to average net assets:
Before expense reimbursements	1.47%	1.39%	1.27%	1.33%	1.32%
After expense reimbursements	1.47%	1.39%	1.27%	1.33%	1.32%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.11%	(0.15)%	0.09%	(0.13)%	(0.48)%
After expense reimbursements	0.11%	(0.15)%	0.09%	(0.13)%	(0.48)%
Portfolio turnover	28%	15%	23%	40%	40%

Investor Shares	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$9.55	$9.97	$9.10	$11.98	$10.87
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01)	(0.04)	(0.02)	(0.04)	(0.09)
Net gain/(loss) on securities (both realized and unrealized)	0.53	1.30	1.62	(1.21)	2.52
Total from investment operations	0.52	1.26	1.60	(1.25)	2.43
LESS DISTRIBUTIONS
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(1.03)	(1.68)	(0.73)	(1.63)	(1.32)
Total distributions	(1.03)	(1.68)	(0.73)	(1.63)	(1.32)
Net asset value, end of year or period	$9.04	$9.55	$9.97	$9.10	$11.98

Total return(b)	5.74%	12.13%	17.83%	(10.81)%	22.40%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$1,449	$1,776	$1,979	$1,971	$2,486
Ratio of expenses to average net assets:
Before expense reimbursements	1.72%	1.64%	1.52%	1.57%	1.58%
After expense reimbursements	1.72%	1.64%	1.52%	1.57%	1.58%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.14)%	(0.38)%	(0.17)%	(0.36)%	(0.73)%
After expense reimbursements	(0.14)%	(0.38)%	(0.17)%	(0.36)%	(0.73)%
Portfolio turnover	28%	15%	23%	40%	40%

(a)	Calculated based upon average shares outstanding.

(b)	The total return calculation excludes and sales charge.

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Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

ICON Equity Fund
Institutional Shares	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$26.33	$27.68	$25.93	$37.28	$33.57
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.28	0.19	0.19	0.07	(0.07)
Net gain/(loss) on securities (both realized and unrealized)	3.81	1.48	2.87	(6.61)	9.04
Total from investment operations	4.09	1.67	3.06	(6.54)	8.97
LESS DISTRIBUTIONS
Dividends from net investment income	(0.27)	(0.19)	(0.19)	(0.06)	—
Distributions from capital gains	(2.67)	(2.83)	(1.12)	(4.75)	(5.26)
Total distributions	(2.94)	(3.02)	(1.31)	(4.81)	(5.26)
Net asset value, end of year or period	$27.48	$26.33	$27.68	$25.93	$37.28

Total return	15.84%	5.29%	12.11%	(18.11)%	26.73%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$33,077	$35,503	$41,606	$42,057	$59,306
Ratio of expenses to average net assets:
Before expense reimbursements	1.15%	1.19%	1.10%	1.12%	1.04%
After expense reimbursements	1.15%	1.19%	1.10%	1.12%	1.04%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.02%	0.68%	0.70%	0.22%	(0.17)%
After expense reimbursements	1.02%	0.68%	0.70%	0.22%	(0.17)%
Portfolio turnover	23%	30%	4%	17%	24%

Investor Shares	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$24.50	$25.92	$24.35	$35.37	$32.14
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.20	0.11	0.11	(0.01)	(0.16)
Net gain/(loss) on securities (both realized and unrealized)	3.53	1.41	2.69	(6.26)	8.65
Total from investment operations	3.73	1.52	2.80	(6.27)	8.49
LESS DISTRIBUTIONS
Dividends from net investment income	(0.17)	(0.11)	(0.11)	—	—
Distributions from capital gains	(2.67)	(2.83)	(1.12)	(4.75)	(5.26)
Total distributions	(2.84)	(2.94)	(1.23)	(4.75)	(5.26)
Net asset value, end of year or period	$25.39	$24.50	$25.92	$24.35	$35.37

Total return(b)	15.56%	5.05%	11.83%	(18.34)%	26.42%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$15,849	$14,258	$15,451	$16,162	$22,689
Ratio of expenses to average net assets:
Before expense reimbursements	1.40%	1.44%	1.35%	1.37%	1.29%
After expense reimbursements	1.40%	1.44%	1.35%	1.37%	1.29%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.78%	0.43%	0.44%	(0.03)%	(0.43)%
After expense reimbursements	0.78%	0.43%	0.44%	(0.03)%	(0.43)%
Portfolio turnover	23%	30%	4%	17%	24%

(a)	Calculated based upon average shares outstanding.

(b)	The total return calculation excludes and sales charge.

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Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

ICON Equity Income Fund
Institutional Shares	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$16.08	$15.82	$15.83	$20.75	$18.89
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.61	0.65	0.72	0.60	0.42
Net gain/(loss) on securities (both realized and unrealized)	1.67	0.31	0.05 (b)	(3.36)	4.12
Total from investment operations	2.28	0.96	0.77	(2.76)	4.54
LESS DISTRIBUTIONS
Dividends from net investment income	(0.64)	(0.70)	(0.78)	(0.58)	(0.43)
Distributions from return of capital	— (c)	—	—	—	—
Distributions from capital gains	—	—	—	(1.58)	(2.25)
Total distributions	(0.64)	(0.70)	(0.78)	(2.16)	(2.68)
Net asset value, end of year or period	$17.72	$16.08	$15.82	$15.83	$20.75

Total return	14.41%	6.11%	5.05%	(13.63)%	24.14%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$29,329	$30,642	$37,083	$41,821	$45,535
Ratio of expenses to average net assets:
Before expense reimbursements	1.21%	1.25%	1.09%	1.15%	1.04%
After expense reimbursements	1.21%	1.25%	1.05%	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	3.65%	4.01%	4.53%	3.11%	1.87%
After expense reimbursements	3.65%	4.01%	4.56%	3.26%	1.91%
Portfolio turnover	26%	62%	43%	78%	25%

Investor Shares	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$16.01	$15.75	$15.77	$20.73	$18.87
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.56	0.60	0.67	0.54	0.36
Net gain/(loss) on securities (both realized and unrealized)	1.67	0.31	0.05	(3.34)	4.12
Total from investment operations	2.23	0.91	0.72	(2.80)	4.48
LESS DISTRIBUTIONS
Dividends from net investment income	(0.59)	(0.65)	(0.74)	(0.58)	(0.37)
Distributions from return of capital	— (c)	—	—	—	—
Distributions from capital gains	—	—	—	(1.58)	(2.25)
Total distributions	(0.59)	(0.65)	(0.74)	(2.16)	(2.62)
Net asset value, end of year or period	$17.65	$16.01	$15.75	$15.77	$20.73

Total return(d)	14.13%	5.83%	4.75%	(13.81)%	23.84%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$11,847	$12,389	$15,987	$21,362	$37,994
Ratio of expenses to average net assets:
Before expense reimbursements	1.46%	1.50%	1.34%	1.42%	1.29%
After expense reimbursements	1.46%	1.50%	1.30%	1.26%	1.25%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	3.39%	3.75%	4.24%	2.74%	1.62%
After expense reimbursements	3.39%	3.75%	4.28%	2.90%	1.66%
Portfolio turnover	26%	62%	43%	78%	25%

(a)	Calculated based upon average shares outstanding.

(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized unrealized losses on the Statements of Operations for the same period.

(c)	Less than .01 per share.

(d)	The total return calculation excludes any sales charges.

64

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

ICON Flexible Bond Fund
Institutional Shares	Year Ended December 31, 2025	Year Ended December 31, 2024		Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$8.66	$8.56		$8.36	$9.32	$9.39
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.58	0.58		0.53	0.45	0.42
Net gain/(loss) on securities (both realized and unrealized)	(0.10)	0.10		0.23	(0.97)	(0.03)
Total from investment operations	0.48	0.68		0.76	(0.52)	0.39
LESS DISTRIBUTIONS
Dividends from net investment income	(0.58)	(0.58)		(0.56)	(0.44)	(0.46)
Distributions from return of capital	—	—		— (b)	— (b)	—
Distributions from capital gains	—	—		—	—	—
Total distributions	(0.58)	(0.58)		(0.56)	(0.44)	(0.46)
Net asset value, end of year or period	$8.56	$8.66		$8.56	$8.36	$9.32

Total return	5.69%	8.20	%(c)	9.24%	(5.63)%	4.17%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$409,688	$320,697		$235,493	$150,090	$138,093
Ratio of expenses to average net assets:
Before expense reimbursements	0.83%	0.84%		0.84%	0.84%	0.85%
After expense reimbursements	0.76%	0.76%		0.76%	0.76%	0.77%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	6.56%	6.70%		6.56%	5.10%	4.32%
After expense reimbursements	6.63%	6.79%		6.65%	5.18%	4.40%
Portfolio turnover	158%	134%		163%	157%	262%

Investor Shares	Year Ended December 31, 2025	Year Ended December 31, 2024		Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$8.60	$8.49		$8.30	$9.27	$9.33
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.55	0.55		0.51	0.42	0.39
Net gain/(loss) on securities (both realized and unrealized)	(0.10)	0.11		0.22	(0.97)	(0.01)
Total from investment operations	0.45	0.66		0.73	(0.55)	0.38
LESS DISTRIBUTIONS
Dividends from net investment income	(0.59)	(0.55)		(0.54)	(0.42)	(0.44)
Distributions from return of capital	—	—		— (b)	— (b)	—
Distributions from capital gains	—	—		—	—	—
Total distributions	(0.59)	(0.55)		(0.54)	(0.42)	(0.44)
Net asset value, end of year or period	$8.46	$8.60		$8.49	$8.30	$9.27

Total return(d)	5.47%	8.05%		9.08%	(5.96)%	4.06%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$30,027	$31,375		$17,952	$7,279	$9,318
Ratio of expenses to average net assets:
Before expense reimbursements	1.08%	1.08%		1.10%	1.10%	1.10%
After expense reimbursements	1.01%	1.01%		1.01%	1.01%	1.02%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	6.30%	6.39%		5.97%	4.77%	4.07%
After expense reimbursements	6.37%	6.47%		6.06%	4.86%	4.15%
Portfolio turnover	158%	134%		163%	157%	262%

(a)	Calculated based upon average shares outstanding.

(b)	Less than .01 per share.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the those reported for marketing purposes.

(d)	The total return calculation excludes any sales charges.

65

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

ICON Health & Information Technology Fund
Institutional Shares	Year Ended December 31, 2025	Year Ended December 31, 2024		Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$15.84	$14.69		$14.66	$21.65	$21.45
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.09)	(0.07)		—	(0.05)	(0.14)
Net gain/(loss) on securities (both realized and unrealized)	2.85	2.12		1.86	(4.18)	3.94
Total from investment operations	2.76	2.05		1.86	(4.23)	3.80
LESS DISTRIBUTIONS
Dividends from net investment income	—	—		—	—	—
Distributions from capital gains	(3.20)	(0.90)		(1.83)	(2.76)	(3.60)
Total distributions	(3.20)	(0.90)		(1.83)	(2.76)	(3.60)
Net asset value, end of year or period	$15.40	$15.84		$14.69	$14.66	$21.65

Total return	17.30%	13.81	%(b)	13.43%	(19.87)%	17.71%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$76,373	$79,207		$86,751	$90,742	$126,017
Ratio of expenses to average net assets:
Before expense reimbursements	1.30%	1.29%		1.23%	1.26%	1.25%
After expense reimbursements	1.30%	1.29%		1.23%	1.26%	1.25%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.56)%	(0.46)%		(0.03)%	(0.30)%	(0.60)%
After expense reimbursements	(0.56)%	(0.46)%		(0.03)%	(0.30)%	(0.60)%
Portfolio turnover	42%	17%		48%	39%	33%

Investor Shares	Year Ended December 31, 2025	Year Ended December 31, 2024		Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$14.25	$13.33		$13.49	$20.24	$20.31
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.12)	(0.10)		(0.04)	(0.09)	(0.19)
Net gain/(loss) on securities (both realized and unrealized)	2.57	1.92		1.71	(3.90)	3.72
Total from investment operations	2.45	1.82		1.67	(3.99)	3.53
LESS DISTRIBUTIONS
Dividends from net investment income	—	—		—	—	—
Distributions from capital gains	(3.20)	(0.90)		(1.83)	(2.76)	(3.60)
Total distributions	(3.20)	(0.90)		(1.83)	(2.76)	(3.60)
Net asset value, end of year or period	$13.50	$14.25		$13.33	$13.49	$20.24

Total return(c)	17.06%	13.49%		13.10%	(20.07)%	17.37%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$1,165	$1,369		$1,553	$1,833	$3,125
Ratio of expenses to average net assets:
Before expense reimbursements	1.56%	1.54%		1.48%	1.52%	1.50%
After expense reimbursements	1.56%	1.54%		1.48%	1.52%	1.50%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.81)%	(0.71)%		(0.27)%	(0.57)%	(0.84)%
After expense reimbursements	(0.81)%	(0.71)%		(0.27)%	(0.57)%	(0.84)%
Portfolio turnover	42%	17%		48%	39%	33%

(a)	Calculated based upon average shares outstanding.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the those reported for marketing purposes.

(c)	The total return calculation excludes any sales charges.

66

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

ICON Natural Resources and Infrastructure Fund
Institutional Shares	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$17.18	$16.61	$16.09	$17.74	$13.76
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.09	0.15	0.24	0.17	0.20
Net gain/(loss) on securities (both realized and unrealized)	2.62	1.97	1.46	(0.04)	4.01
Total from investment operations	2.71	2.12	1.70	0.13	4.21
LESS DISTRIBUTIONS
Dividends from net investment income	(0.30)	(0.14)	(0.15)	(0.19)	(0.23)
Distributions from return of capital	—	—	(0.01)	—	—
Distributions from capital gains	(1.51)	(1.41)	(1.02)	(1.59)	—
Total distributions	(1.81)	(1.55)	(1.18)	(1.78)	(0.23)
Net asset value, end of year or period	$18.08	$17.18	$16.61	$16.09	$17.74

Total return	15.89%	12.07%	10.97%	0.38%	30.62%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$116,033	$118,840	$102,842	$107,544	$122,465
Ratio of expenses to average net assets:
Before expense reimbursements	1.31%	1.31%	1.25%	1.31%	1.28%
After expense reimbursements	1.31%	1.31%	1.25%	1.31%	1.28%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.52%	0.83%	1.46%	0.98%	1.20%
After expense reimbursements	0.52%	0.83%	1.46%	0.98%	1.20%
Portfolio turnover	154%	119%	137%	149%	94%

Investor Shares	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$16.87	$16.35	$15.86	$17.52	$13.57
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.05	0.10	0.21	0.13	0.17
Net gain/(loss) on securities (both realized and unrealized)	2.56	1.93	1.43	(0.05)	3.96
Total from investment operations	2.61	2.03	1.64	0.08	4.13
LESS DISTRIBUTIONS
Dividends from net investment income	(0.16)	(0.10)	(0.12)	(0.15)	(0.18)
Distributions from return of capital	—	—	(0.01)	—	—
Distributions from capital gains	(1.51)	(1.41)	(1.02)	(1.59)	—
Total distributions	(1.67)	(1.51)	(1.15)	(1.74)	(0.18)
Net asset value, end of year or period	$17.81	$16.87	$16.35	$15.86	$17.52

Total return(b)	15.64%	11.72%	10.73%	0.09%	30.41%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$5,163	$5,319	$5,461	$6,102	$6,888
Ratio of expenses to average net assets:
Before expense reimbursements	1.56%	1.56%	1.51%	1.56%	1.52%
After expense reimbursements	1.56%	1.56%	1.51%	1.56%	1.52%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.27%	0.58%	1.25%	0.73%	1.00%
After expense reimbursements	0.27%	0.58%	1.25%	0.73%	1.00%
Portfolio turnover	154%	119%	137%	149%	94%

(a)	Calculated based upon average shares outstanding.

(b)	The total return calculation excludes any sales charges.

67

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

ICON Utilities and Income Fund
Institutional Shares	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$9.40	$8.36	$9.79	$10.80	$9.56
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.20	0.20	0.23	0.20	0.22
Net gain/(loss) on securities (both realized and unrealized)	1.23	1.07	(1.42)	(0.32)	1.82
Total from investment operations	1.43	1.27	(1.19)	(0.12)	2.04
LESS DISTRIBUTIONS
Dividends from net investment income	(0.20)	(0.23)	(0.24)	(0.20)	(0.21)
Distributions from capital gains	—	—	—	(0.69)	(0.59)
Total distributions	(0.20)	(0.23)	(0.24)	(0.89)	(0.80)
Net asset value, end of year or period	$10.63	$9.40	$8.36	$9.79	$10.80

Total return	15.26%	15.31%	(12.25)%	(1.15)%	21.51%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$18,199	$17,923	$19,590	$30,209	$40,208
Ratio of expenses to average net assets:
Before expense reimbursements	1.66%	1.66%	1.45%	1.41%	1.39%
After expense reimbursements	1.66%	1.66%	1.35%	1.23%	1.23%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.91%	2.22%	2.44%	1.72%	1.89%
After expense reimbursements	1.91%	2.22%	2.54%	1.89%	2.06%
Portfolio turnover	19%	27%	11%	28%	33%

Investor Shares	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$9.12	$8.10	$9.58	$10.58	$9.38
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.17	0.17	0.20	0.18	0.19
Net gain/(loss) on securities (both realized and unrealized)	1.19	1.05	(1.40)	(0.31)	1.79
Total from investment operations	1.36	1.22	(1.20)	(0.13)	1.98
LESS DISTRIBUTIONS
Dividends from net investment income	(0.17)	(0.20)	(0.28)	(0.18)	(0.19)
Distributions from capital gains	—	—	—	(0.69)	(0.59)
Total distributions	(0.17)	(0.20)	(0.28)	(0.87)	(0.78)
Net asset value, end of year or period	$10.31	$9.12	$8.10	$9.58	$10.58

Total return(b)	14.91%	15.17%	(12.56)%	(1.34)%	21.24%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$3,897	$3,877	$3,636	$5,464	$6,152
Ratio of expenses to average net assets:
Before expense reimbursements	1.92%	1.90%	1.70%	1.65%	1.65%
After expense reimbursements	1.92%	1.90%	1.60%	1.48%	1.48%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.67%	1.99%	2.19%	1.53%	1.63%
After expense reimbursements	1.67%	1.99%	2.29%	1.70%	1.80%
Portfolio turnover	19%	27%	11%	28%	33%

(a)	Calculated based upon average shares outstanding.

(b)	The total return calculation excludes any sales charges.

68

For Further Information

This Prospectus contains important information on the Fund and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. Annual and semi-annual reports are automatically made available to all shareholders without charge. In each Fund’s Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during their most recent fiscal year. The December 31, 2025 Annual Report of the Funds is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

Statement of Additional Information

The SAI includes more details about each Fund, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

How to Obtain Additional Information

You may obtain a copy of the SAI, the Funds’ annual and semi-annual reports to shareholders, and other information such as the Funds’ financial statements, free of charge, by calling the Fund at (800) 764-0442, or by accessing the Fund’s website at www.iconfunds.com.

These reports and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File No.: 811-05617

69

Notice of Privacy Policy

FACTS	WHAT DO SHELTON CAPITAL MANAGEMENT AND SCM TRUST DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions

● Account balances and transaction history

● Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO WE SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purpose - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

WHO WE ARE
Who is providing this notice?	SCM Trust
WHAT WE DO
How does do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. [See below for more on your rights under state law.]

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do does not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

70

Use of Email Addresses:

If you have requested information regarding Shelton Capital Management products and services and supplied your email address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following email services:

●	Prospectus and Shareholder Reports- Receive prospectuses and shareholder reports online instead of by U.S. Mail.

●	Paperless Statements- Receive an e-mail with a link to our Website informing you that our investor statements are available online to view, print or download.

●	Tax Form Alerts- Receive an e-mail in early January informing you if you will receive tax forms for your taxable Shelton mutual funds, including the approximate date they will be mailed.

We also include instructions and links for unsubscribing from Shelton Capital Management emails. We do not sell email addresses to anyone, although we may disclose email addresses to third parties that perform administrative or marketing services for us. We may track receipt of emails to gauge the effectiveness of our communications.

(800) 764-0442 ●
WWW.ICONFUNDS.COM

71

SCM TRUST
ICON FUNDS
STATEMENT OF ADDITIONAL INFORMATION

May 1, 2026

This Statement of Additional Information (“SAI”) relates to the following investment portfolios of SCM Trust (the “Trust”):

	Institutional Class	Investor Class
ICON EQUITY INCOME FUND	IOEZX	IEQAX
ICON FLEXIBLE BOND FUND	IOBZX	IOBAX
ICON EQUITY FUND	IOLZX	ISTAX
ICON CONSUMER SELECT FUND	ICFSX	ICFAX
ICON NATURAL RESOURCES AND INFRASTRUCTURE FUND	ICBMX	ICBAX
ICON HEALTH AND INFORMATION TECHNOLOGY FUND	ICTEX	ICTTX
ICON UTILITIES AND INCOME FUND	ICTUX	ICTVX

This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectus for the ICON Funds listed above, dated May 1, 2026, as they may be amended or supplemented from time to time, which is incorporated herein by reference. To obtain a copy of the Fund’s prospectus, semiannual and annual reports, please call us at (800) 764-0442, visit www.ICONfunds.com or write to SCM Trust, P.O. Box 1920, Denver, CO 80201.

1

Table of Contents

ICON FUNDS	4
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS	5
ICON EQUITY INCOME FUND, ICON FLEXIBLE BOND FUND, AND ICON EQUITY FUND FUNDAMENTAL INVESTMENT RESTRICTIONS	5
ICON EQUITY INCOME FUND, ICON FLEXIBLE BOND FUND AND ICON EQUITY FUND NON FUNDAMENTAL INVESTMENT RESTRICTIONS	6
ICON CONSUMER SELECT FUND, ICON NATURAL RESOURCES AND INFRASTRUCTURE FUND, ICON HEALTH AND INFORMATION TECHNOLOGY FUND, AND ICON UTILITIES AND INCOME FUND FUNDAMENTAL INVESTMENT RESTRICTIONS	7
ICON CONSUMER SELECT FUND, ICON NATURAL RESOURCES AND INFRASTRUCTURE FUND, ICON HEALTH AND INFORMATION TECHNOLOGY FUND, AND ICON UTILITIES AND INCOME FUND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	7
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	8
PORTFOLIO TURNOVER	8
EQUITY SECURITIES	9
DEBT SECURITIES	10
COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS	13
REPURCHASE AGREEMENTS	14
DERIVATIVE INSTRUMENTS	14
SHORT SALES	22
FOREIGN SECURITIES AND DEPOSITARY RECEIPTS	22
SECURITIES THAT ARE NOT READILY MARKETABLE	25
WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES	25
BORROWING/OVERDRAFTS	25
SECURITIES OF OTHER INVESTMENT COMPANIES	26
CASH SWEEP PROGRAM	27
REPURCHASE AGREEMENTS	27
OTHER INVESTMENTS	27
DISCLOSURE OF PORTFOLIO HOLDINGS	27
TRUSTEES AND OFFICERS	28
BOARD LEADERSHIP STRUCTURE AND STANDING BOARD COMMITTEES	30
AUDIT COMMITTEE	30
RISK OVERSIGHT BY THE BOARD	30
COMPENSATION TABLE	31
CODE OF ETHICS	31
PROXY VOTING POLICIES AND PROCEDURES	32
SHAREHOLDER BENEFICIAL OWNERSHIP	33
INVESTMENT MANAGEMENT AND OTHER SERVICES	34
PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION	38
OTHER SERVICE PROVIDERS	40
SECURITIES LENDING	40
CERTAIN POLICIES OF THE FUNDS	42

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ICON FUNDS

The Funds’ Prospectus and most recent Annual Report may be obtained at no charge by visiting www.ICONfunds.com, or contacting the Funds at the address or telephone number shown above. This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectus.

SCM Trust, a Massachusetts business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, known as a mutual fund. The ICON Equity Income Fund, ICON Flexible Bond Fund, ICON Equity Fund, ICON Natural Resources and Infrastructure Fund, ICON Health and Information Technology Fund, ICON Utilities and Income Fund, and ICON Consumer Select Fund are series of the Trust. There are four other series of the Trust. Those funds are covered by a separate prospectus and statement of additional information.

The ICON Equity Income Fund, ICON Flexible Bond Fund, and ICON Equity Fund are each diversified portfolios. This means that, with respect to at least 75% of a Fund’s total assets, a Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund (“Majority”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

The ICON Consumer Select Fund, ICON Natural Resources and Infrastructure Fund, ICON Health and Information Technology Fund, and the ICON Utilities and Income Fund are each non-diversified portfolios. This means that, with respect to at least 50% of a Fund’s total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund (“Majority”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

Each series of the Trust is the successor fund to one or more series of ICON Funds trust (each, a “Predecessor Fund”). For additional details regarding the Predecessor Funds and the accounting and performance survivors following the reorganization of the Predecessor Funds into the Trust, see the below table.

Fund	Predecessor Fund(s)	Accounting and Performance Survivor
ICON Equity Income Fund	ICON Equity Income Fund ICON Risk-Managed Balanced Fund	ICON Equity Income Fund
ICON Flexible Bond Fund	ICON Flexible Bond Fund	ICON Flexible Bond Fund
ICON Equity Fund	ICON Fund ICON Long/Short Fund ICON Opportunities Fund	ICON Long/Short Fund
ICON Consumer Select Fund	ICON Consumer Discretionary Fund ICON Financial Fund ICON Consumer Staples Fund	ICON Financial Fund
ICON Natural Resources and Infrastructure Fund	ICON Energy Fund ICON Industrials Fund ICON Natural Resources Fund	ICON Natural Resources Fund
ICON Health and Information Technology Fund	ICON Information Technology Fund ICON Healthcare Fund	ICON Information Technology Fund
ICON Utilities and Income Fund	ICON Utilities Fund	ICON Utilities Fund

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INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund’s outstanding voting shares. The investment objective of each Fund is set forth below:

Fund	Investment Objective
ICON Equity Income Fund	Modest capital appreciation and income.
ICON Flexible Bond Fund	Maximum total return.
ICON Equity Fund	Capital appreciation with a secondary objective of capital preservation.
ICON Consumer Select Fund	Long-term capital appreciation
ICON Natural Resources and Infrastructure Fund	Long-term capital appreciation
ICON Health and Information Technology Fund	Long-term capital appreciation
ICON Utilities and Income Fund	Long-term capital appreciation

The ICON Equity Income Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities without providing the Fund’s shareholders at least 60 days’ advance notice.

The ICON Equity Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in domestic equity securities without providing ICON Equity Fund shareholders at least 60 days’ advance notice.

The ICON Flexible Bond Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in a broad range of U.S. dollar-denominated fixed income products.

The ICON Consumer Select Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Consumer Discretionary, Consumer Staples and Financial sectors.

The ICON Natural Resources and Infrastructure Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies the Fund considers Natural Resources and/or Infrastructure focused sectors.

The ICON Health and Information Technology Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Information Technology and Health Care sectors.

The ICON Utilities and Income Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Utilities sectors.

In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by holders of a Majority of the outstanding voting securities of a Fund.

ICON EQUITY INCOME FUND, ICON FLEXIBLE BOND FUND, AND ICON EQUITY FUND FUNDAMENTAL INVESTMENT RESTRICTIONS

1.	A Fund may not invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.	A Fund may not invest in physical commodities, except that a Fund may purchase and sell options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

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3.	A Fund may not invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. A Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”).

4.	A Fund may not borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of a Fund’s total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, short sales and reverse repurchase agreements, shall not constitute borrowing.

5.	A Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

6.	A Fund may not act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

7.	A Fund may not issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund’s other investment restrictions may be deemed to give rise to a senior security.

In applying the limitations on investments in any one industry set forth in restriction 1. above, the Funds use industry classifications based, where applicable, on information published by Standard & Poor’s, FactSet, Bloomberg L.P., Value Line, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON Advisors, Inc., the Funds’ investment sub-advisor (“ICON”) in the exercise of its reasonable discretion.

ICON EQUITY INCOME FUND, ICON FLEXIBLE BOND FUND AND ICON EQUITY FUND NON FUNDAMENTAL INVESTMENT RESTRICTIONS

The following instructions are non-fundamental and may be changed by the Board of Trustees (the “Board”) at any time without shareholder approval.

1.	A Fund may not, with the exception of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, purchase the securities of any issuer if, as a result, more than 5% of its total assets, with respect to 75% of a Fund, would be invested in the securities of that issuer.

2.	A Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

3.	A Fund may not invest in a company for the purpose of exercising control or management of the company.

4.	A Fund may not purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in short sales, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

5.	A Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

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6.	A Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested.

7.	Except for the ICON Equity Fund, a Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, and other financial instruments.

In addition, in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

ICON CONSUMER SELECT FUND, ICON NATURAL RESOURCES AND INFRASTRUCTURE FUND, ICON HEALTH AND INFORMATION TECHNOLOGY FUND, AND ICON UTILITIES AND INCOME FUND FUNDAMENTAL INVESTMENT RESTRICTIONS

No Fund may:

1.	Issue any senior security, except as permitted under the 1940 Act.

2.	Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets.

3.	Act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.

4.	Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

5.	Engage in the purchase or sale of commodities or commodity contracts, except that the Funds may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.

6.	Lend its assets, except that purchases of debt securities in furtherance of the Fund’s investment objectives will not constitute lending of assets, and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund’s net assets.

7.	Each Fund is a sector, region or market fund and concentrates its investments in the industries or groups of industries included within the sector(s), region or market in which the Fund invests.

In applying the limitations on investments in an industry, the Funds use industry classifications based, where applicable, on information published by Standard & Poor’s, FactSet Research Systems, Inc., Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON Advisors, Inc., the Funds’ investment sub-adviser (“ICON”) in the exercise of its reasonable discretion.

ICON CONSUMER SELECT FUND, ICON NATURAL RESOURCES AND INFRASTRUCTURE FUND, ICON HEALTH AND INFORMATION TECHNOLOGY FUND, AND ICON UTILITIES AND INCOME FUND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are non-fundamental and may be changed by the Board of Trustees without a shareholder vote: No Fund may:

1.	Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.

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2.	Sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.

3.	Invest in companies for the purpose of exercising control of management.

4.	Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

5.	Invest more than 15% of its net assets in illiquid securities.

6.	Invest in oil, gas or other mineral leases.

7.	Other than in connection with bona fide hedging activities, invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided that said Fund may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund’s assets.

8.	Invest in shares issued by other investment companies except for cash management purposes and as permitted under applicable laws and regulations.

9.	Each Fund may not invest more than 5% of the value of its total assets, with respect to 50% of the Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

In addition, in order to qualify as a “regulated investment company” under Subchapter M of the Code, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

The prospectus discusses the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies. The investments and risk considerations described below may not apply to every Fund.

PORTFOLIO TURNOVER

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON’s control and because of sector or theme rotations in and out of various Funds by ICON and shareholders.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. In addition, sector or theme rotations in and out of various Funds by ICON and other advisers may increase brokerage costs.

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EQUITY SECURITIES

Each Fund may invest in equity securities, including common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Equity securities may be issued by either established, well-capitalized companies or newly formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

Preferred Stock. Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company’s debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and Warrants. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

Convertible Securities. The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds may purchase investment grade, non-investment grade, speculative and highly speculative convertible securities and preferred stocks rated by a nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”). The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)

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The Funds may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds’ investment policies.

The Funds’ investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

All of the Funds may temporarily invest in debt securities. Each of these Funds will limit its investment in debt securities to corporate debt securities (including commercial paper) and U.S. government securities. Other than the Flexible Bond Fund and the Equity Income Fund, the Funds will only invest in corporate debt securities rated investment grade by either S&P or Moody’s. See Appendix A to this SAI for a description of debt security ratings and investment grade.

Debt securities include bonds, notes and, closed-end funds that invest at least 80% of their assets in fixed income products, in addition to other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody’s and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

The ICON Equity Fund will invest in debt securities only if they are rated investment grade at the time of purchase. The ICON Equity Income Fund and ICON Flexible Bond Fund invest up to 25% and 35%, respectively, of the total assets in their respective portfolios at the time of purchase in lower-rated debt securities, which are often referred to as “junk bonds” or “high yield” bonds. See Appendix A to this SAI for a description of debt security ratings and investment grade.

Increasing the amount of Fund assets invested in unrated or lower-grade debt securities may increase the yield produced by a Fund’s debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is categorized as non-investment grade or lower. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although the ICON Equity Income Fund, and ICON Flexible Bond Fund may invest in debt securities assigned lower grade ratings at the time of purchase, these Funds are not permitted to invest in debt securities that are in default or are categorized below highly speculative or, if unrated, are judged by ICON to be of equivalent quality.

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A significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has experienced an increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund’s net asset value. Finally, while ICON attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

ICON seeks to reduce the overall risks associated with the Funds’ investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.

Zero Coupon Bonds. The Funds may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. The market values of zero coupon bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until their maturity or call date, in order for the Fund to maintain its qualification for treatment as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Funds.

Mortgage-Related Securities. The ICON Equity Income Fund and ICON Flexible Bond Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see “Mortgage Pass-Through Securities”). The ICON Equity Income Fund, and ICON Flexible Bond Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government National Mortgage Association (“Ginnie Mae”), are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”) insured or the Department of Veterans Affairs (“VA”) guaranteed mortgages.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”) that represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.

Collateralized Mortgage Obligations (“CMO”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment’s average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing prepayments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

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Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to Ginnie Mae certificates, although Ginnie Mae guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

A Fund’s investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper’s creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

A Fund may also acquire certificates of deposit and bankers’ acceptances. A certificate of deposit is a short-term obligation of a bank. A banker’s acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

Government Securities. U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association (“Ginnie Mae”) pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System (“FFCB”), the Federal Agricultural Mortgage Corporation (“Farmer Mac”), the Federal Home Loan Bank System (“FHLB”), the Financing Corporation (“FICO”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), the Student Loan Marketing Association (“Sallie Mae”), the Tennessee Valley Authority (“TVA”) and the U.S. Small Business Administration (“SBA”). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

All of the Funds may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund’s distribution obligations.

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REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Board. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Funds’ limitation with respect to illiquid securities. For a further explanation, see “Investment Strategies and Risks – Securities That Are Not Readily Marketable.” The Funds have not adopted any limits on the amount of total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds may invest of up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

DERIVATIVE INSTRUMENTS

The Funds may use certain derivatives – instruments whose value is derived from an underlying security, index or other instrument.

Options on Securities. The ICON Flexible Bond Fund may purchase and/or write (sell) call and put options on any security in which it may invest. The other Funds may invest in options from time to time.

Each of the Funds may purchase and/or write (sell) call and put options on any security in which it may invest to hedge against changes in market conditions or to provide market exposure while attempting to reduce transaction costs. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund’s total assets. A Fund will not effect an option transaction, if immediately thereafter, the aggregate value of the Fund’s securities subject to outstanding call options would exceed 100% of the value of the Fund’s total assets.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the “writer” of the option). Options generally have standardized terms, including the exercise price and expiration time. Option contracts are valued at their closing mid-price on the principal exchange on which they are traded. The mid-price is the average of the sum of the closing bid and closing asking prices.

The options bought or sold by a Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the “OCC”), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

Writing (Selling) Options. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize income in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

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When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize income in the amount of the premium; however, that gain may be offset economically by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize income in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option’s expiration or by effecting a closing purchase transaction.

Writing Put Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the “strike” price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the “strike” price while the option is outstanding, regardless of price changes. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security.

If a put option that the Fund has written expires unexercised, the Fund will realize income in the amount of the premium. If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Selling (or Writing) Covered Call Options. A Fund may sell (or write) covered call options on portfolio securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer (seller) to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the underlying security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting economically all or part of any decline in the value of the security. Any hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option’s strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the “strike” price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the “strike” price, even if its current value is greater, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

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So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset economically in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option’s expiration or by effecting a closing purchase transaction.

Purchasing Put Options. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed “strike” price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the “strike” price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

Purchasing Call Options. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s “strike” price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one “strike” price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Information Related to Options Trading. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

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There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

The Funds may generate premiums from the sale of call options. These premiums typically will result in short-term capital gains to a Fund for federal and state income tax purposes. Transactions involving the disposition of a Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short term capital gains are usually taxable as ordinary income when distributed to shareholders. Because a Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

Although the Funds may write options whose expiration dates are between one and ten months from the date the option is written, it is not possible for the Funds to time the receipt of exercise notices. This prevents the Funds from receiving income on a scheduled basis and may inhibit the Funds from fully utilizing other investment opportunities.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock’s recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund’s overall return will, in part, depend on the ability of the Sub-adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Sub-adviser’s strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Sub-adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indexes. All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer in cash a fixed multiple (the “Multiple”) of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes may also permit greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. If such transactions are used as a hedging activity, they may not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

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When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

Over-the-Counter (“OTC”) Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option. The risk of illiquidity is also greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

Futures Contracts. All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “FCM”) or brokerage firm that is a member of the relevant contract market. The CFTC recently rescinded their exemption to regulated entities, including registered investment companies, allowing regulated entities to engage in unlimited futures transactions and options thereon without registration as a commodity pool operator. The CFTC has implemented de minimis levels allowing regulated entities to engage in limited futures transactions and options thereon without registration as a commodity pool operator. Shelton Capital Management does not intend to operate the Funds as commodity pools and has therefore filed an exemption with the National Futures Association. In doing so Shelton Capital Management has agreed to operate the Funds in such a manner to warrant exclusion from the registration as a commodity pool operator.

Futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund’s net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

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Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON’s investment judgment were incorrect, a Fund’s overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund’s portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund’s futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund’s current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund’s futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund’s other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund’s assets that are at risk in options or futures contracts.

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Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker.

Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund’s position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures or options positions also could be impaired.

Options on Futures Contracts. All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See “Options on Securities” above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

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The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund’s portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

Risk Factors of Investing in Futures and Options. The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Sub-adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

Cover. Transactions using options and futures contracts (“Financial Instruments”), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting (“covered”) position in securities, or other options, futures contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other obligations.

Forward Contracts. Please see the discussion regarding forward contracts in the ‘Foreign Currency Transactions’ section of this SAI.

Leveraging. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

Correlation of Price Changes. There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

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SHORT SALES

A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. That Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

The ICON Equity Income Fund and ICON Equity Fund may engage in short sales “against the box.” In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire and must maintain these securities in a segregated account. A Fund will incur transaction costs to open, maintain and close short sales against the box.

In addition, the use of short sales is a primary investment strategy of the ICON Equity Fund. A Fund is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian in at least an amount equal to the current market value of the securities sold short until the Fund replaces a borrowed security. A Fund expects to receive interest on the collateral it deposits. The use of short sales may result in a Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In short sale transactions, a Fund’s gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by a Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender. Short sales also cause a Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain a Fund may receive from a short sale transaction is decreased and the amount of any loss increased by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

The Funds may invest up to 20% of their net assets in foreign securities traded in foreign markets. The term “foreign securities” refers to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States.

Investments in foreign securities involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

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Foreign Currency Transactions. Investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks, and to seek enhanced returns.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received. Regarding forward currency contracts, these types of transactions are often referred to as “transactional hedges.”

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short- term strategy is highly uncertain. Regarding forward currency contracts, these types of transactions are often referred to as “positional hedges.”

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund’s limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked securities.

A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency at the time the transaction is executed. If the assets denominated in that currency are sold, the general rule would be to reduce the exposure of the forward contract; however, the Portfolio Manager has the discretion on the timing of the unwinding of the contract. The Fund will designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitment.

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On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

A Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

Depositary Receipts. The Funds may invest in American Depositary Receipts (“ADRs”), which are securities typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts (“EDRs”) are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A “sponsored” facility is established jointly by the issuer of the security underlying the receipt and a depositary. An “unsponsored” facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States, and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

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SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the Prospectus, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in securities that are not readily marketable. A security which is not “readily marketable” is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. “Restricted” securities generally include securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be “readily marketable” and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called “Rule 144A” securities (see discussion below).

A Fund may not be able to dispose of a security that is not “readily marketable” at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund, which could change over the time period a fund holds such securities, could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations.

BORROWING/OVERDRAFTS

A Fund may borrow money from time to time due to timing differences in the settlement of money from security and shareholder transactions. Interest on borrowings will reduce a Fund’s income. See “Investment Restrictions” above for each Fund’s limitation on borrowing.

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SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other affiliated mutual funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other affiliated mutual funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include exchange-traded funds (“ETFs”). An ETF is a type of index fund that trades like a common stock and represent a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

Leveraged and Inverse ETF Risk. Risks associated with investing in inverse and leveraged ETFs include compounding risk, derivatives securities risk, correlation risk and leverage risk.

●	Compounding Risk — To the extent the ETF has a single day or other short-term investment objective, the ETF’s performance for any other period is the result of its return for each day (or other short-term period) compounded over the period. This may differ in amount, and possibly even direction, from the daily return of the ETFs benchmark index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase.

●	Derivatives Securities Risk — Leveraged and inverse ETFs may use various types of derivatives, investing in derivatives may be considered aggressive and may expose the Fund’s ETF investment to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. These ETFs may use a combination of swaps on an index and swaps on an ETF that is designed to track the performance of an Index. The performance of an ETF may not track the performance of an index due to embedded costs and other factors. Thus, to the extent an inverse or leveraged ETF invests in swaps that use an ETF as the reference asset, the inverse or leveraged ETF may be subject to greater correlation risk and may not achieve as high a degree of correlation with the index as it would if it only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the index has a dramatic intraday move that causes a material decline in the inverse or leveraged ETF’s net assets, the terms of a swap agreement between the inverse or leveraged ETF and its counterparty may permit the counterparty to immediately close out the transaction with the inverse or leveraged ETF. In that event, the inverse or leveraged ETF may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the inverse or leveraged ETF’s investment objective. This, in turn, may prevent the inverse or leveraged ETF from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the inverse or leveraged ETF may change quickly and without warning.

●	Correlation Risk — A number of factors may affect an inverse ETF’s ability to achieve a high degree of inverse correlation with its index. Failure to achieve a high degree of inverse correlation may prevent the inverse ETF from achieving its investment objective, and the percentage change of the inverse ETF’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse of the percentage change of the index on such day.

●	Leverage Risk — A leveraged ETF may obtain investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar investment that does not employ such leverage. The use of such leverage increases the risk of a total loss of the Fund’s investment. In addition, the use of leverage may increase the volatility of the inverse or leveraged ETF and magnify any differences between the performance of the inverse or leveraged ETF and its underlying Index or benchmark.

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CASH SWEEP PROGRAM

Each Fund may participate in a Cash Sweep Program offered by the Custodian. In the Cash Sweep Program, a Fund’s uninvested cash balances are used to invest in U.S. dollar and foreign currency denominated foreign time deposits. The Cash Sweep Program provides competitive money market rates of return, ready liquidity and increased diversity of holdings.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to each Fund’s limitation with respect to illiquid securities. For a further explanation, see “Investment Strategies and Risks—Securities That Are Not Readily Marketable.”

None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectus, provided that such investment would be consistent with the respective Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of the Funds’ fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

Occasionally, certain third parties—including the Funds’ service providers, independent rating and ranking organizations, intermediaries that distribute the Funds’ shares, institutional investors and others—request information about the Funds’ portfolio holdings. The Funds’ policy is to disclose portfolio holdings to third parties only if legally required to do so or when the Funds believe there is a legitimate business purpose for the Funds to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Funds’ holdings or Fund shares on the basis of nonpublic information. This duty of confidentiality may exist under law or may be imposed by contract. Confidentiality agreements must be in form and substance acceptable to the Funds’ Chief Compliance Officer, who must approve any new disclosure arrangements in advance. In situations where the Funds’ policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

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The Funds may provide, at any time, portfolio holdings information to their service providers, such as the Funds’ investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and foreign regulators and government agencies, and as otherwise required by law or judicial process. Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

From time to time, officers of the Funds or Shelton Capital Management may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that the Funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Funds’ most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings disclosed on its website. Additionally, when purchasing and selling its securities through broker-dealers, requesting bids or offers on securities, obtaining price quotations on securities, as well as in connection with litigation involving the Funds’ portfolio securities, the Funds may disclose one or more of their securities. The Funds have not entered into formal nondisclosure agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Shelton Capital Management believed was misusing the disclosed information.

Shelton Capital Management provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holding information for their accounts. These clients do not owe Shelton Capital Management or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

TRUSTEES AND OFFICERS

The Trustees of the Trust have the responsibility for the overall management of the Trust, including general supervision and review of the Funds’ investment activities. The Trustees appoint the officers of the Trust who are responsible for administering the day-to-day operations of such Trust and its Funds. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below.

Qualifications of Independent Trustees

Individual Trustee qualifications are noted in the table below. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any nominee Trustee.

●	Outstanding skills in disciplines deemed by the Independent Trustees (defined below) to be particularly relevant to the role of Independent Trustee and to the Funds, including legal, accounting, the financial industry and the investment industry.

●	No conflicts which would interfere with qualifying as independent.

●	Appropriate interpersonal skills to work effectively with other Independent Trustees.

●	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing registered investment companies.

●	Diversity of background

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TRUSTEES
Name, Address, and Year of Birth	Positions Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Director During Past 5 Years	Experience
Independent Trustees
Kevin T. Kogler*, 1966	Trustee	Since 2006	Director MicroBiz AM LLC, (June 2015 to present); President & Founder of MicroBiz, LLC (2012 to present); Principal, Robertson Piper Software Group, (2006 to 2012); Senior Vice President, Investment Banking, FBR Capital Markets (2003 to 2006).	20	Shelton Funds	Experience in investment banking and technology industry. M.B.A.

Stephen H. Sutro*, 1969	Trustee	Since 2006	Managing Partner, San Francisco, Duane Morris LLP (law firm), (2014 to present); Partner, Duane Morris LLP (2003 to 2014).	20	Shelton Funds	Service on Boards for nonprofit organizations, J.D.

Marco L. Quazzo*, 1962	Trustee	Since 2014	Principal, Bartko Zankel Bunzel & Miller, (March 2015 to present); Partner, Barg Coffin Lewis & Trapp LLP (law firm), (2008 to March 2015).	20	Shelton Funds	Experience with risk management for mortgage banks, investment banks, and real estate investment trusts, J.D.
Interested Trustee[1]
Stephen C. Rogers*, 1966	President, Trustee, and Chairman of the Board	Since 1999	Portfolio Manager, Shelton Capital Management (“Shelton”), (2003 to present); Chief Executive Officer, Shelton, (1999 to present) Secretary (1999 to November 2012)	20	Shelton Funds	Portfolio management and operations experience, MBA.

OFFICERS
Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation During Past 5 Years
Gregory T. Pusch*, 1966	Chief Compliance Officer and Secretary	Since 2017	Global Head of Risk & Compliance, Matthews Asia 2015 to 2016; Head of Legal & Regulatory Compliance/CCO HarbourVest Partners, 2012 to 2015; SVP, CCO, Pyramis Global Advisors, 2007 to 2011

Derek Izuel*, 1968	Treasurer	Since 2026	CIO and Portfolio Manager, Shelton Capital Management 2022 to present; Managing Partner, Vitruvian Capital Management, 2018-2022.

1    Basis of Interestedness. Stephen C. Rogers is affiliated with Shelton Capital Management, which is the investment advisor of the Funds.

*   The address for each Trustee and Officer of the Trust is 1401 Lawrence Street, Suite 1550, Denver, CO 80202.

** Each Trustee serves an indefinite term, until such Trustees’ successor is elected and appointed, or such Trustee resigns or is deceased. The officers of the Trust are appointed by the Board of Trustees and shall serve until such officer’s resignation or removal.

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BOARD LEADERSHIP STRUCTURE AND STANDING BOARD COMMITTEES

Stephen C. Rogers currently serves as the chairman of the Board and has served in such capacity since 1999. Of the Board’s four members, Stephen C. Rogers is the only member who is an “interested person” as that term is defined in the 1940 Act. The remaining members are independent trustees (the “Independent Trustees”). The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the Board and meet periodically with the Funds’ Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of a Fund. The Board met four times during the fiscal year ended December 31, 2025.

The Board believes that the current leadership structure, with Independent Trustees filling all but one position on the Board is appropriate and allows for independent oversight of the Funds. Given the size of the Board and the shared responsibilities of the Independent Trustees, there is no “lead” Independent Trustees. Currently, the Board has an Audit Committee. The Audit Committee is comprised solely of Independent Trustees. The responsibilities of the Audit committee and its members are described below.

AUDIT COMMITTEE

The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Quazzo, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds’ independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditor’s certifications; and (4) review with such independent auditors the adequacy of the Funds’ basic accounting system and the effectiveness of the Funds’ internal accounting controls. During the fiscal year ended December 31, 2025, there were four meetings of the Audit Committee.

RISK OVERSIGHT BY THE BOARD

As previously described, the Board oversees the management of the Funds and meets at least quarterly with management of Shelton Capital Management to review reports and receive information regarding Fund operations. Risk oversight relating to the Funds is one component of the Board’s oversight and is undertaken in connection with the duties of the Board. The Board receives reports from its regular interactions with management of Shelton Capital Management during and between meetings, analyzes, evaluates, and provides feedback on Shelton Capital Management’s risk management processes. In addition, the Board receives information regarding, and has discussions with senior management of Shelton Capital Management about, Shelton Capital Management’s enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

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COMPENSATION TABLE

As shown in the following table, the total annual Trustee fees allocated to the Trust are equally divided between each series within the Trust and paid to the Trustees who are not affiliated with Shelton Capital Management. Each Trustee that is not affiliated with the Trust receives $10,000 per quarter for all series within the fund complex, a portion of which are series of the Trust. Effective January 1, 2026, each Trustee that is not affiliated with the Trust will receive $10,500 per quarter for all series within the fund complex. The table provides information regarding the Funds as of December 31, 2025:

		Pension or		Total
		Estimated		Compensation
		retirement		From
		benefits		Trust
	Aggregate	accrued as Part	Estimated Annual	and Fund
	Compensation from	of Fund	Benefits Upon	Complex paid
Name/Position	the Funds	expenses	Retirement	to Trustee*
Stephen C. Rogers	None	None	None	None
President & Trustee
Kevin T. Kogler	$14,737	None	None	$40,000
Trustee
Stephen H. Sutro	$14,737	None	None	$40,000
Trustee
Marco L. Quazzo	$14,737	None	None	$40,000
Trustee

Dollar Range of Fund shares beneficially owned in the respective Funds as of December 31, 2025:

						ICON	ICON
	ICON	ICON		ICON	ICON NATURAL	HEALTH AND	UTILITIES
	EQUITY	FLEXIBLE	ICON	CONSUMER	RESOURCES AND	INFORMATION	AND
	INCOME	BOND	EQUITY	SELECT	INFRASTRUCTURE	TECHNOLOGY	INCOME
Name/Position	FUND	FUND	FUND	FUND	FUND	FUND	FUND
Stephen C. Rogers	None	None	None	None	None	None	None
President & Trustee
Kevin T. Kogler	None	None	None	None	None	None	None
Trustee
Stephen H. Sutro	None	None	None	None	None	None	None
Trustee
Marco L. Quazzo	None	None	None	None	None	None	None
Trustee

Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies as of December 31, 2025:

Shelton Capital
Management
Funds
Stephen C. Rogers	Above $100,000
Marco Quazzo	None
Kevin T. Kogler	Above $100,000
Stephen H. Sutro	Above $100,000

CODE OF ETHICS

The Trust, and Shelton Capital Management have each adopted a Code of Ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and Rule 204A-1 under the Investment Advisers Act of 1940, as amended). RFS Partners, LP the Funds’ principal underwriter (the “Distributor”) fulfills its obligations utilizing employees of Shelton Capital Management all of whom are subject to the Code of Ethics. Currently, the Code of Ethics prohibits personnel subject to the Code of Ethics from buying or selling securities for their own individual accounts if such purchase or sale represents $2,000, and if the securities at the time of such purchase or sale (i) are being considered for purchase or sale by a Fund (ii) have been purchased or sold by a Fund within the most recent seven (7) days if such person participated in the recommendation to, or the decision by, the Fund to purchase or sell such security. Notwithstanding these prohibitions, there are limited circumstances in which personnel subject to the Code of Ethics may buy or sell securities for their own account (e.g., purchases which are part of an automatic dividend reinvestment plan). The Code of Ethics also requires personnel subject to the Code of Ethics to report personal holdings to the Trust or Shelton Capital Management on both an annual and a quarterly basis.

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PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated to Shelton Capital Management the authority to vote proxies of companies held in the Funds’ portfolios. Shelton Capital Management has entered into a proxy service agreement with Institutional Shareholder Services, Inc. (“ISS”) and intends to apply ISS’ pre-determined proxy voting guidelines when voting proxies on behalf of the Funds.

Shelton Capital Management recognizes that an investment advisor is a fiduciary that owes its clients, including the Funds, a duty of utmost good faith and full and fair disclosure of all material facts. An investment advisor’s duty of loyalty requires an advisor to vote proxies in a manner consistent with the best interest of its clients and precludes the advisor from subrogating the clients’ interests to its own. In addition, an investment advisor voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with Shelton Capital Management, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and have determined that entry into a third party proxy services agreement is in the best interest of the Trust and its shareholders. The Board will review its determination at least annually.

Shelton Capital Management seeks to avoid material conflicts of interest by voting in accordance with an independent third-party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”). These Voting Guidelines vote proxies in an objective and consistent manner across client accounts, based on internal and external research performed by ISS without consideration of any client relationship factors. Further, Shelton Capital Management may engage a third party as an independent fiduciary, as required, to vote all proxies of the Funds, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Shelton Capital Management’s or ISS’ policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between Shelton and the Fund are referred to the Fund’s Board of Trustees. Specifically, Shelton Capital Management will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of Shelton Capital Management’s conflict so that the Board would be able to make an informed decision regarding the vote. When the Board does not respond to such a conflict disclosure request or denies the request, Shelton Capital Management will abstain from voting the securities held by the Fund.

With regard to voting proxies of foreign companies, Shelton Capital Management weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Shelton Capital Management seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, Shelton Capital Management recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, Shelton Capital Management generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. Shelton Capital Management believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, Shelton Capital Management generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, Shelton Capital Management generally votes in accordance with management on issues that, at Shelton Capital Management’s sole discretion, it believes neither unduly limits the rights and privileges of shareholders nor adversely affects the value of the investment.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2025 is available (1) by calling the Funds at 1-800-764-0442, or (2) on the SEC’s website at http:///www.sec.gov.

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SHAREHOLDER BENEFICIAL OWNERSHIP

As of March 31, 2026, the following shareholders owned beneficially more than 5% of a Fund’s outstanding shares.

			Percentage
Share Class	Shareholder	Address	Shares Owned
ICON Equity Income Fund
Institutional	Charles Schwab	San Francisco, CA	15.77%
Institutional	LPL Financial	San Diego, CA	7.21%
Institutional	Charles Schwab	San Francisco, CA	6.54%
Investor	Wells Fargo Clearing Services	St. Louis, MO	25.78%
Investor	LPL Financial	San Diego, CA	8.39%

ICON Flexible Bond Fund
Institutional	Wells Fargo Clearing Services	St. Louis, MO	19.02%
Institutional	LPL Financial	San Diego, CA	15.92%
Institutional	Charles Schwab	San Francisco, CA	6.26%
Institutional	Charles Schwab	San Francisco, CA	5.15%
Institutional	Matrix Trust Co.	Denver, CO	5.05%
Investor	Charles Schwab	San Francisco, CA	77.88%

ICON Equity Fund
Institutional	Charles Schwab	San Francisco, CA	35.03%
Institutional	LPL Financial	San Diego, CA	6.34%
Investor	Charles Schwab	San Francisco, CA	7.86%

ICON Consumer Select Fund
Institutional	Charles Schwab	San Francisco, CA	32.74%
Institutional	Charles Schwab	San Francisco, CA	14.60%
Institutional	LPL Financial	San Diego, CA	7.21%
Investor	LPL Financial	San Diego, CA	23.42%
Investor	Raymond James	St. Petersburg, FL	11.88%
Investor	Wells Fargo Clearing Services	St. Louis, MO	8.75%
Investor	Oppenheimer & Co Inc.	Brooklyn, NY	8.92%
Investor	Pershing LLC	Jersey City, NJ	6.33%
Investor	Private Shareholder	St. Petersburg, FL	6.20%

ICON Natural Resources and Infrastructure Fund
Institutional	Charles Schwab	San Francisco, CA	29.32%
Institutional	Charles Schwab	San Francisco, CA	11.27%
Institutional	LPL Financial	San Diego, CA	6.95%
Investor	Charles Schwab	San Francisco, CA	23.65%
Investor	Wells Fargo Clearing Services	St. Louis, MO	11.22%
Investor	LPL Financial	San Diego, CA	11.11%

ICON Health and Information Technology Fund
Institutional	Charles Schwab	San Francisco, CA	27.00%
Institutional	Charles Schwab	San Francisco, CA	12.05%
Institutional	Morgan Stanley	New York, NY	5.25%
Investor	LPL Financial	San Diego, CA	40.75%
Investor	Merrill Lynch	Jacksonville, FL	5.86%
Investor	Raymond James	St. Petersburg, FL	5.06%

ICON Utilities and Income Fund
Institutional	Charles Schwab	San Francisco, CA	36.49%
Investor	Private Shareholder	Three Lakes, WI	11.86%
Investor	Private Shareholder	Milwaukee, WI	7.79%
Investor	LPL Financial	San Diego, CA	7.62%
Investor	Private Shareholder	Islamorada, FL	6.64%
Investor	Private Shareholder	Pewaukee, WI	6.63%
Investor	Private Shareholder	River Hills, WI	5.94%
Investor	Private Shareholder	River Hills, WI	5.94%

As of March 31, 2026, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of each class of each Fund.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

Management Services. CCM Partners, a California Limited Partnership d/b/a Shelton Capital Management, is the investment advisor to the Funds pursuant to the Investment Advisory Agreement between the Trust on behalf of the Funds and Shelton Capital Management (the “Agreement”). Shelton Capital Management is controlled by a privately held partnership, RFS Partners, LP, which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is a co-trustee.

Shelton Capital Management serves as the investment advisor for the Funds is Shelton Capital Management, 1401 Lawrence Street, Suite 1550, Denver, CO 80202. Shelton manages over $6.4 billion of assets as of December 31, 2025. Shelton has been managing mutual funds since 1985. Shelton is responsible for managing the Funds and handling the administrative requirements of the Funds.

ICON Advisers, Inc. (“ICON”) serves as investment sub-adviser to each Fund and is responsible for selecting the Funds’ investments and handling their day-to-day business. ICON’s corporate offices are located at 8480 East Orchard Road, Suite 1200, Greenwood Village, Colorado 80111. ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2025, ICON Advisers had $875 million in total assets under management. Shelton Capital Management compensates ICON for its services as sub-adviser in respect of each Fund out of Shelton Capital Management’s investment management fees from the Fund. ICON receives a sub-advisory fee from Shelton Capital Management of 62% of the effective investment management fee, adjusted for any reimbursements due to agreed expense limitations.

Each Fund pays for its own operating expenses and for its share of the Trust’s expenses not assumed by Shelton Capital Management, including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with Shelton Capital Management, and its pro rata portion of premiums on the fidelity bond covering the Fund.

For Shelton Capital Management’s services, each Fund pays a monthly fee computed at the annual rates shown in the table below:

Investment Advisor Fee as a
Percent of Average Daily Net
Fund	Assets per Annum
ICON Equity Income Fund	0.75%
ICON Flexible Bond Fund	0.60%
ICON Equity Fund	0.75%
ICON Consumer Select Fund	1.00%
ICON Natural Resources and Infrastructure Fund	1.00%
ICON Health and Information Technology Fund	1.00%
ICON Utilities and Income Fund	1.00%

The initial term of the advisory agreement and sub-advisory agreement is two years, and will be in effect thereafter only if it is renewed for each Fund for successive periods not exceeding one year by (i) the Board of Trustees of the Trust or a vote of a majority of the outstanding voting securities of each Fund, and (ii) a vote of a majority of the Trustees who are not parties to the relevant agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on such agreement.

Each agreement may be terminated without penalty at any time by the Trust with respect to one or more of the Funds (either by the applicable Board of Trustees or by a majority vote of the terminating Fund’s outstanding shares). The Advisory Agreement may also be terminated by Shelton Capital Management with 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act. The sub-advisory agreement may be terminated by ICON Advisers with 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

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The following fees were paid to Shelton Capital Management:

For the fiscal year ended December 31, 2023:

Fund	Fee	Reimbursement	Net to Shelton Capital Management
ICON Equity Income Fund	$442,783	$(22,138)	$420,645
ICON Flexible Bond Fund	1,192,963	(163,722)	1,029,241
ICON Equity Fund	426,827		426,827
ICON Consumer Select Fund	471,589		471,589
ICON Natural Resources and Infrastructure Fund	1,086,562		1,086,562
ICON Health and Information Technology Fund	897,080		897,080
ICON Utilities and Income Fund	298,652	(29,950)	268,702

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For the fiscal year ended December 31, 2024:

Fund	Fee	Reimbursement	Net to Shelton Capital Management
ICON Equity Income Fund	$356,764		$356,764
ICON Flexible Bond Fund	1,821,956	(244,484)	1,577,472
ICON Equity Fund	393,576		393,576
ICON Consumer Select Fund	418,776		418,776
ICON Natural Resources and Infrastructure Fund	1,225,811		1,225,811
ICON Health and Information Technology Fund	867,964		867,964
ICON Utilities and Income Fund	221,981		221,981

For the fiscal year ended December 31, 2025:

Fund	Fee	Reimbursement	Net to Shelton Capital Management
ICON Equity Income Fund	$314,977		$314,977
ICON Flexible Bond Fund	2,307,604	(262,655)	2,044,949
ICON Equity Fund	360,871		360,871
ICON Consumer Select Fund	311,565		311,565
ICON Natural Resources and Infrastructure Fund	1,202,655		1,202,655
ICON Health and Information Technology Fund	770,786		770,786
ICON Utilities and Income Fund	233,504		233,504

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Shelton Capital Management has paid ICON the following amounts:

For the fiscal year ended December 31, 2023:

Fund	Sub-Advisory Fee Paid to ICON
ICON Equity Income Fund	$269,140
ICON Flexible Bond Fund	627,992
ICON Equity Fund	265,610
ICON Consumer Select Fund	292,291
ICON Natural Resources and Infrastructure Fund	678,020
ICON Health and Information Technology Fund	559,780
ICON Utilities and Income Fund	174,153

For the fiscal year ended December 31, 2024:

Fund	Sub-Advisory Fee Paid to ICON
ICON Equity Income Fund	$224,149
ICON Flexible Bond Fund	939,969
ICON Equity Fund	245,184
ICON Consumer Select Fund	264,799
ICON Natural Resources and Infrastructure Fund	746,445
ICON Health and Information Technology Fund	539,103
ICON Utilities and Income Fund	137,978

For the fiscal year ended December 31, 2025:

Fund	Sub-Advisory Fee Paid to ICON
ICON Equity Income Fund	$196,204
ICON Flexible Bond Fund	1,235,449
ICON Equity Fund	224,276
ICON Consumer Select Fund	196,204
ICON Natural Resources and Infrastructure Fund	747,338
ICON Health and Information Technology Fund	479,059
ICON Utilities and Income Fund	144,355

Administrative Services

Pursuant to the Fund Administration Servicing Agreement, Shelton Capital Management (“Administrator”) also serves as the Funds’ Administrator. The Administrator is responsible for handling the administrative requirements of the Fund and, as compensation for these duties, receives fees of 0.10% on the first $500 million in combined assets of the Trust, 0.08% on the next $500 million in combined assets of the Trust, and 0.06% on the Trust combined assets over $1 billion.

For the fiscal years noted, the following administrative fees were paid to Shelton Capital Management:

Fund	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
ICON Equity Income Fund	$38,621	$44,137	$55,523
ICON Flexible Bond Fund	353,545	281,580	187,003
ICON Equity Fund	44,239	48,689	53,520
ICON Consumer Select Fund	28,655	38,868	44,351
ICON Natural Resources and Infrastructure Fund	110,576	113,693	102,184
ICON Health and Information Technology Fund	70,866	80,531	84,369
ICON Utilities and Income Fund	21,474	20,591	28,088

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Amended & Restated Distribution and Services Plan

The Trust has adopted an Amended and Restated Distribution and Services Plan (the “12b-1 Plan”) with respect to the Investor Class pursuant to Rule 12b-1 under the 1940 Act. Specifically, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the “Independent Trustees”), adopted the 12b-1 Plan. In Reviewing the Plan, the Board of Trustees considered the proposed range and nature of payments and terms of the Investment Advisory Agreement between the Trust on behalf of the Fund and Shelton Capital Management and the nature and amount of other payments, fees and commissions that may be paid to Shelton Capital Management, its affiliates and other agents of the Trust.

Under the 12b-1 Plan, the Fund pays distribution fees to the Fund’s distributor at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to its Investor Class shares, to reimburse the distributor for its expenses in connection with the promotion and distribution of the Investor Class shares. The 12b-1 Plan provides that the Fund’s distributor may use the distribution fees received from the Investor Class shares of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. Expenses include, but are not limited to: costs of payments, including incentive compensation, made to agents for and consultations to Shelton Capital Management, any affiliate of Shelton Capital Management or the Trust, including pension administration firms that provide distribution and shareholder related services and broker-dealers that engage in the distribution of the Class’ shares; payments made to, and expenses of, persons who provide support services in connection with the distribution of the Class’ shares and servicing of the Class’ shareholders; office space and equipment, telephone facilities, answering routine inquiries regarding the classes, processing shareholder transactions, providing any other shareholder services not otherwise provided by transfer agency or other servicing arrangements; all payments made pursuant to the form of Distribution Agreement; costs relating to the formulation and implementation of marketing and promotional activities (including but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising); costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective shareholders of the Class; costs of printing and distributing sales literature pertaining to the Class; and costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Trust may, from time to time, deem advisable. For the fiscal year ended December 31, 2025, the Funds paid 12b-1 fees as follows: ICON Equity Income Fund, $29,857; ICON Flexible Bond Fund, $66,780; ICON Equity Fund, $36,899; ICON Consumer Select, $3,960; ICON Natural Resources and Infrastructure Fund, $13,586; ICON Health and Information Technology, $3,045; ICON Utilities and Income Fund, $10,016.

The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Services Plan or in any agreement related to the Services Plan (the “Independent Trustees”), adopted the Services Plan for the Investor Class shares of the Fund. Under the Services Plan, the covered shares of the Fund will pay a continuing service fee to Shelton Capital Management, the Fund’s distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of the covered shares of the Fund. Such amounts are compensation for providing certain services to clients owning those shares of the Funds, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to the Fund, including responding to shareholder inquiries.

PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION

Set forth below is information regarding the individuals employed by ICON Advisers, Inc. (the “Sub-adviser”) identified in the prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”). Portfolio Managers perform functions equivalent to those of portfolio managers at other investment advisory firms. All asset information is as of December 31, 2025.

Management of Other Accounts. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies (other than the Predecessor Funds), other pooled investment vehicles and other accounts. There are no accounts with performance based fees.

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Other Accounts Managed
Other Registered
	Investment	Other Pooled
	Companies (“RICs”)	Investment Vehicles	Other Accounts and
Name of Portfolio Manager	and Assets	(“PIVs”) and Assets	Assets
Craig Callahan	6; $341,793,925	None	329; $141,548,293
Brian Callahan	6; $341,793,925	None	None
Scott Callahan	7; $783,182,985	None	326; $132,111,774
Jerry Paul	2; $483,171,103	None	None

Compensation. Each Portfolio Manager receives: (1) base salary and (2) a bonus. All forms of compensation for each Portfolio Manager are paid in cash. There are no accounts for which the Sub-adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the equity Funds is the same as that employed to manage the other accounts; and all accounts, whether equity or fixed-income, are treated equally when trades are allocated.

The compensation is a fixed salary established by the Sub-adviser’s executive committee. The executive committee also grants bonuses based on the profitability of the Sub-adviser.

Potential Conflicts of Interest. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Sub-adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchase or sell the security in subsequent transactions may receive a less favorable price. The Sub-adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Sub-adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts based on the security’s ending target percentage as determined by the Portfolio Manager at the time of purchase.

Listed below for each Portfolio Manager is a dollar range of securities beneficially owned in the Funds managed by the Portfolio Manager, together with the aggregate dollar range of equity securities in all affiliated registered investment companies of SCM Trust and Shelton Funds as of December 31, 2025.

Aggregate Dollar
Range of Equity
	Dollar Range of	Securities in All
	Equity Securities in	Registered
	the Funds Managed	Investment
	by the Portfolio	Companies in the
Name of Portfolio Manager	Manager	Shelton Fund Family
Craig Callahan	$500,001-$1,000,000	$500,001-$1,000,000
Brian Callahan	$100,001-$500,000	$100,001-$500,000
Scott Callahan	$50,001-$100,000	$50,001-$100,000
Jerry Paul	$10,001-$50,000	$10,001-$50,000

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OTHER SERVICE PROVIDERS

Principal Underwriter. RFS Partners, a California limited partnership, is currently the principal underwriter of each Fund’s shares under an underwriting agreement with each Fund, pursuant to which RFS Partners agrees to act as each Fund’s distribution agent. Each Fund’s shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Shelton Capital Management. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee.

During the fiscal year ended December 31, 2025, the below compensation was paid by the Funds to the Distributor:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation[1]
RFS Partners, LP	—	—	—	$45,000

1 The Trust pays compensation to the Distributor at an annual rate of $4,500 per Fund for services provided.

Transfer Agent and Fund Accounting Agent. Effective December 8, 2025, Paralel Technologies LLC (“Paralel”), located at 1700 Broadway, Suite 2100, Denver, CO 80290, acts as the shareholder servicing agent for the Trust and acts as the Trust’s Transfer Agent and Fund Accounting Agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping. Prior to that date, Ultimus Fund Solutions (“Ultimus”) served in such capacity. The fees paid to Paralel during the fiscal year ended December 31, 2025 were $24,508. The fees paid to Ultimus were $440,223 for the fiscal year ended December 31, 2025; $464,289 for fiscal year ended December 31, 2024; and $451,268, for the fiscal year ended December 31, 2023.

Custodian. State Street Bank and Trust Company (the “Custodian”), located at 1 Congress Street, Boston, MA 02114, as custodian of the securities and other assets of the Trust. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distribution on account of the Fund’s securities and (v) makes periodic reports to the Trustees of each Trust concerning the Fund’s operations. As Foreign Custody Manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositaries, and furnishes information relevant to the selection of compulsory depositaries.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. (“Cohen & Co”) 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, is the independent registered public accounting firm for the Trust, subject to annual appointment by the Board of Trustees. Cohen & Co conducts an annual audit of the Funds’ annual financial statements. Cohen & Company Advisory, LLC, an affiliate of Cohen & Co, Ltd., provides tax services for the Funds.

Independent Legal Counsel to the Independent Trustees. Davis, Graham & Stubbs, 3400 Walnut Street, Suite 700, Denver, Colorado 80205 currently serves as Independent Legal Counsel to the Independent Trustees, and counsel to the Trust.

SECURITIES LENDING

Each Fund may lend up to one-third of its portfolio securities to non-affiliated brokers, dealers, and financial institutions provided that cash or U.S. Government securities equal to at least 105% of the market value of the securities loaned is deposited by the borrower with the lending Fund and is maintained each business day. While such securities are on loan, the borrower will pay such Fund any income accruing thereon, and the Fund may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Each Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans are typically subject to termination by a Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and its shareholders. A Fund may pay reasonable finders’, borrowers’, administrative, and custodial fees in connection with a loan of its securities. Shelton Capital Management will review and monitor the creditworthiness of such borrowers on an ongoing basis.

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The dollar amounts of income and fees/compensation related to the Fund’s securities lending activities for the fiscal year ended December 31, 2025 were as follows:

Fund	ICON Equity Income Fund	ICON Flexible Bond Fund	ICON Equity Fund	ICON Consumer Select Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$47,058	$185,478	$24,087	$5,504
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(2,010)	(14,444)	(682)	(195)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(1,405)	(5,803)	(782)	(175)
Administrative fees not included in revenue split	—	—	—	—
Indemnification fees not included in revenue split	—	—	—	—
Rebates paid to borrowers	(35,603)	(107,461)	(19,894)	(4,353)
Other fees not included in revenue split	—	—	—	—
Aggregate fees/compensation for securities lending activities	(39,018)	(127,708)	(21,358)	(4,724)
Net income from securities lending activities	8,040	57,770	2,729	781

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Fund	ICON Natural Resources and Infrastructure Fund	ICON Health & Information Technology Fund	ICON Utilities and Income Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$266,920	$2,694	$140
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(13,928)	(97)	(2)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(7,784)	(89)	5
Administrative fees not included in revenue split	—	—	—
Indemnification fees not included in revenue split	—	—	—
Rebates paid to borrowers	(189,499)	(2,119)	(126)
Other fees not included in revenue split	—	—	—
Aggregate fees/compensation for securities lending activities	(211,212)	(2,305)	(133)
Net income from securities lending activities	55,709	389	8

CERTAIN POLICIES OF THE FUNDS

POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Funds, assignment of their portfolio business, and negotiation of commission rates and prices are made by Shelton Capital Management and the Sub-Advisor in the cases where a Sub-Advisor is employed by a Fund. It is each Fund’s policy to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Funds are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Funds will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

Sale of fund shares as factor in executing portfolio transactions

The Sub-Adviser does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. The Sub-adviser does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund’s portfolio transactions effected through another broker/dealer (i.e., by using “step-outs”), including a government securities broker, municipal securities dealer or a government securities dealer. In addition, the Sub-adviser does not enter into any agreement (whether oral or written) or other understanding where the Sub-adviser directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, the Sub-adviser may direct portfolio transactions to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/ dealers to effect the Funds’ portfolio securities transactions does not consider or take into account information about the broker/dealers’ promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

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Soft dollar transactions

Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a “safe harbor” to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term “broker” includes such a dealer, and the term “brokerage” or “brokerage services” includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research services and products provided include, without limitation:

●	earnings information and estimates
●	stock quote systems
●	trading systems
●	trading measurement services
●	data feeds from stock exchanges
●	software programs

Some of the research products or services received by the Sub-adviser may have both a research function and a non-research administrative function (a “mixed use”). If the Sub-adviser determines that any research product or service has a mixed use, the Sub-adviser will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Sub-adviser determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Sub-adviser in hard dollars. Any such allocation may create a conflict of interest for the Sub-adviser.

The Sub-adviser generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind the Sub-adviser to compensate the selected brokerage firm for research provided.

The Sub-adviser may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Sub-adviser in providing investment advice to any of the clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended December 31, 2025 was paid to brokers that provided research products or services to the Sub-adviser, and it is expected that the Sub-adviser will continue to place portfolio transactions with firms that provide such products or services. For the fiscal years or periods ended December 31 for each year shown, the commissions were paid as follows:

	Fiscal year ended December 31, 2023	Fiscal year ended December 31, 2024	Fiscal year ended December 31, 2025
ICON Equity Income Fund	$38,215	$79,944	$43,283
ICON Flexible Bond Fund	$113,881	$143,627	$189,704
ICON Equity Fund	$11,685	$29,538	$25,493
ICON Consumer Select Fund	$22,182	$44,959	$44,275
ICON Natural Resources and Infrastructure Fund	$790,483	$597,404	$1,080,988
ICON Health and Information Technology Fund	$62,643	$20,045	$69,161
ICON Utilities and Income Fund	$11,213	$14,964	$17,552

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The ICON Natural Resources and Infrastructure Fund had higher turnover, and therefore brokerage commissions were higher in 2025 compared to 2024.

Trade allocation

A Fund and one or more of the other Funds or clients to which the Sub-adviser serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS OF FUND SHARES

Purchase Orders. The purchase price for shares of the Funds is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Funds’ Transfer Agent. Once shares of a Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor’s account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder’s account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

Payments transmitted by wire and received by the Transfer Agent prior to the close of the Funds, normally at 4:00 p.m. Eastern time (1:00 p.m. Pacific time) on any business day, are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting. All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the relevant Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Trust’s transfer agent. Share certificates will not be issued for any Fund at any time. To open an account in the name of a corporation, a resolution of that corporation’s Board of Directors will be required. Other evidence of corporate status or the authority of account signatories may be required.

The Trust reserves the right to reject any order for the purchase of shares of any Fund, in whole or in part. In addition, the offering of shares of any Fund may be suspended by the Trust at any time and resumed at any time thereafter.

Shareholder Redemptions. Requests for redemption and share assignments may be sent to the applicable Fund at 1401 Lawrence Street, Suite 1550, Denver, Colorado, 80202, or for those with telephone redemption privileges, by calling the Fund at 1-800-764-0442. For online redemptions, visit the Funds’ website at www.sheltoncap.com.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder’s original investment.

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The Trust will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, the Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Trust usually utilize is restricted or an emergency exists, as determined by the SEC, so that disposal of the Trust’s investments or the determination of a Fund’s net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of a Trust’s shareholders. Also, the Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.

As of the date of this Statement of Additional Information, the Trust understands that the New York Stock Exchange is closed for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas. On holidays in which the Custodian is closed, transactions will be processed on the following business day.

Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Trust have an aggregate value of less than $1,000, but only where the value of such accounts has been reduced by such shareholder’s prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder’s account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder’s accounts to at least $1,000 before the redemption is processed.

Use of the Exchange Privilege as described in the Prospectus in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of a Fund’s shareholders should, within a short period, elect to redeem their shares of that Fund pursuant to the Exchange Privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The Exchange Privilege may be terminated or suspended by the Funds upon 60-days’ prior notice to shareholders.

Redemptions in Kind. The Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund’s net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share (“NAV”)

The portfolio securities of the Funds are generally valued at the last reported sale price. In the case of the futures contracts held by the Funds, the valuation is determined using the settle price provided by either the Chicago Mercantile Exchange or the ICE, depending on the exchange the contract trades on, typically as of 1:15 p.m., Pacific Time. Securities held by the Stock Funds that have no reported last sale for any day that a Fund’s NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. Fixed income portfolio securities for which market quotations are readily available are valued at the last available bid. All other securities and assets are valued at their fair value as determined in good faith by Advisor consistent with policies adopted by the Board of Trustees, and such fair value determinations are reviewed and ratified by the Board of Trustees. The Trust may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

FEDERAL INCOME TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters, except where otherwise specifically noted.

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A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon the shareholder’s particular situation. This discussion only applies to shareholders who are U.S. persons, except where otherwise stated. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (i.e., entities classified as corporations for U.S. tax purposes that are organized under the laws of the United States or any state), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

Except where otherwise noted, this discussion also does not address issues of significance to U.S. persons in special situations such as: (i) tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or foreign accounts, (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to the U.S. federal alternative minimum tax or the U.S. federal corporate alternative minimum tax, and (ix) insurance companies.

If a pass-through entity (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner in the pass-through entity will generally depend upon the status of the owner and the activities of the pass-through entity. Owners of pass-through entities that are considering the purchase of shares of a Fund should consult their tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Funds have not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their tax advisers as to the particular U.S. federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

U.S. federal tax information will be furnished to each shareholder for each calendar year as required by federal law.

TAXATION OF THE FUNDS

The Funds intend to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. Each Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund even though each is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

This discussion assumes that each Fund will qualify under Subchapter M of the Code as a regulated investment company and will satisfy distribution requirements for taxation as a regulated investment company (as described below), although there can be no assurance that these assumptions will be correct.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a Fund’s total assets are invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of a Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments.

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With respect to (i) above, the IRS may limit qualifying income from foreign currency gains and from certain derivatives to the amount of such income that is directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special tax treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of net short-term capital losses) properly reported by each Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that each Fund distributes to shareholders on a timely basis. Each Fund intends to distribute substantially all of its investment company taxable income and all of its net capital gains, after offsetting any capital loss carryforwards. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-back dividends”). Spill-back dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, the Fund will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) will be entitled to obtain a refund of the excess, if any, of their allocable share of the tax paid by the Fund on such undistributed amount over the shareholder’s tax liability on such amount. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

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Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by a Fund may be carried forward indefinitely until they can be used to offset capital gains.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, distributions of amounts of capital gains offset by carried-forward capital losses are generally treated as return-of-capital distributions to shareholders. A Fund cannot carry back or carry forward any net operating losses.

Each Fund may be limited under Code Section 382 in its ability offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in losses” refers to the excess, if any, of a Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. A Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of Fund shares in a 3-year period. Under Code Section 382, if a Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of pre-ownership change net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

A Fund may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

If a dividend is declared and payable to the shareholders of record on a date in October, November or December of a year, and paid to shareholders in January of the following year, the dividend generally is deemed to have been paid by a Fund and received by the shareholders on December 31 of the preceding year for U.S. federal income tax purposes.

The Funds intend to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, the Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Funds).

EQUALIZATION ACCOUNTING

Each Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow a Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders. However, the IRS has not expressly authorized the particular equalization methods that a Fund may use, and a Fund’s use of an equalization method may be subject to IRS scrutiny. If the IRS determines that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a Fund that is a personal holding company for federal income tax purposes.

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PERSONAL HOLDING COMPANY

If a Fund is a “personal holding company” and fails to distribute (or to be treated as distributing) all of its investment company taxable income, the Fund may also be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” A Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Funds do not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

TAXATION OF FUND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned the shareholder’s shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and from other long-term capital gains recognized by the Fund and that are properly reported by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual or other non-corporate shareholder, will be taxed at a maximum federal income tax rate applicable to long-term capital gain, which for this purpose is 20%, in addition to the 3.8% surtax on net investment income, described under “Surtax on Net Investment Income,” below. Dividend income distributed to individual or other non-corporate shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both a Fund (with respect to the dividend paying corporation’s stock) and the shareholders (with respect to the Fund’s shares).

Distributions of earnings and gains are taxable to shareholders even if such distributions are paid from income or gains earned by a Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by a Fund as “exempt-interest dividends,” a designation which the Funds do not expect to make). Any gain resulting from the sale of Fund shares generally will be taxable as capital gains. If a dividend is declared and payable to the shareholders of record on a date in October, November or December of a year, and paid to shareholders in January of the following year, the dividend generally is deemed to have been paid by a Fund and received by the shareholders on December 31 of the preceding year for U.S. federal income tax purposes.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for a 50% dividends-received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, subject (in either case) to certain holding period requirements being met by a Fund (with respect to the dividend paying corporation) and by the corporate shareholder (with respect to the Fund’s shares) and debt financing limitations. In particular, a corporate shareholder must hold its Fund shares (and must not have certain protections against risk of loss) at least 46 days for the 91-day period beginning on the date 45 days before the date on which the Fund’s shares becomes ex-dividend. Additionally, a Fund must meet similar holding period requirements with respect to its shares of the domestic corporation issuing dividends. The dividends-received deduction is also reduced for dividends on certain debt-financed portfolio stock.

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A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in the shareholder’s shares, and thereafter as capital gain. A return of capital is generally not taxable, but it reduces a shareholder’s basis in the shareholder’s shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Section 163(j) of the Code generally limits the deductibility of business interest to the sum of the taxpayer’s business interest income and 30% of its adjusted taxable income. Certain small businesses are exempt from such limitations. If a Fund, as a regulated investment company, earns business interest income, the Fund would be permitted to pay Code Section 163(j) interest dividends to its shareholders. A shareholder that receives a Code Section 163(j) interest dividend generally may treat the dividend as interest income for purposes of Code Section 163(j) if certain holding period requirements are met. Generally, the shareholder must have held the fund shares for more than 180 days during the 361-day window beginning 180 days before the ex-dividend date, and the shareholder must not be obligated (under a short sale or otherwise) to make related payments with respect to substantially similar or related property.

SALE OR REDEMPTION OF SHARES

The sale or redemption of Fund shares may give rise to a gain or loss equal to the difference between the amount received for the shares and the shareholder’s adjusted tax basis in the shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated generally as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, such gain or loss will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

SPECIAL TAX CONSIDERATIONS

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Passive Foreign Investment Companies. A Fund may invest in foreign investment entities referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax and an additional interest charge on any “excess distribution” from PFICs or gain from the disposition of PFIC shares, a Fund may elect to “mark-to-market” annually its investments in such entities, which would result in the Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, the Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, a Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. As a regulated investment company, a Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above.

Alternatively, a Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund must include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Funds for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Amounts included in income under a QEF election will be qualifying income for a regulated investment company if such earnings are either (i) distributed in the taxable year in which they are included; or (ii) derived with respect to a regulated investment company’s business of investing in stocks, securities, or currencies. In order to make a QEF election, a Fund must obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or foreign corporations that were PFICs in the year preceding the payment of the dividend are ineligible to be treated as qualified dividend income.

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If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and an interest charge on distributions with respect to such shares, or gain from the disposition of such shares, under punitive tax rules that apply to so-called “excess distributions” from PFICs, even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Controlled Foreign Corporations. A Fund also may invest in entities referred to as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned, directly or constructively under certain attribution rules, by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of a foreign corporation by vote or by value (“U.S. shareholders”). If a Fund is a U.S. shareholder with respect to a CFC, the Fund is generally required to annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) net CFC tested income, both as defined by the Code, regardless of whether or CFC distributes such amounts to the Fund. Amounts included in gross income by a Fund as subpart F income of a CFC will be qualifying income for a regulated investment company under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Net CFC tested income included in gross income is treated in the same manner as subpart F income for purposes of Code Section 851(b) and various other provisions of the Code except as provided in future rules issued by the Treasury Department.

Non-U.S. Taxes. Funds that invest in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consist of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons (including U.S. corporations) to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund would also be subject to certain limitations imposed by the Code.

Alternatively, if a Fund qualifies as a “qualified fund of funds ,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above-described 50% requirement. For this purpose, the term “qualified funds of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Funds make no assurances as to either the availability of any election discussed in this section or their willingness to make any such election.

Non-U.S. Currency Transactions. Transactions in non-U.S. currencies, non-U.S. currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of such Fund.

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Financial Products. A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of the Funds’ investments, such as certain option transactions and certain futures transactions may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and the resulting gain or loss is treated on the 60/40 basis described above).

Certain positions undertaken by the Funds may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by such Fund which is taxed as ordinary income when distributed to shareholders. Certain income tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which a Fund, may invest are not clear in various respects. As a result, the IRS could challenge such Fund’s methods of accounting for such contracts for tax purposes, and such a challenge could affect the status of such Fund as a regulated investment company.

The Funds may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by a Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

The sale by a Fund of a covered call option may result in the suspension of the Fund’s holding period in the underlying security unless the call option is a “qualified covered call option”. Suspension of the holding period may result in short-term capital gains, taxable to fund shareholders at ordinary income rates, when the holder exercises the option, and may disqualify dividends issued on the underlying securities from being taxed to individual shareholders of the fund and other non-corporate shareholders as qualified dividends at rates applicable to long-term capital gains. A qualified covered call option is a covered call option that has a term of more than 30 days when issued, is not deeply in the money (as defined) when issued and satisfies certain other conditions.

Certain of the Funds’ hedging activities including its transactions in options, and certain futures contracts may result in a difference between a Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require such Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount. A Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Under long-standing tax rules, a taxpayer that acquires an obligation with original issue discount generally must include the original issue discount in income determined on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by a Fund that have original issue discount may include investment in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by a Fund will give rise to income that the Fund will be required to distribute even though the Fund does not receive an interest payment in cash on the obligation during the year and may never receive such payment. In order to generate sufficient cash to make the required distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. A Fund may realize gains or losses from such sales. If a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

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Some debt obligations that are acquired by the Funds in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Funds may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

Transfers between Classes of Funds. Exchanges of shares between classes of a single Fund are generally not taxable transactions. Certain “significant holders” of a Fund within the meaning of Treasury Regulation Section 1.368-3(c)(1) will be required to include in their federal income tax returns for the year of the exchange of one class of stock for another of the Fund for which they are significant holders the information listed in Treasury Regulation Section 1.368-3(b). The term “significant holders” refers to shareholders of a Fund who own at least one percent (by vote or value) of the total outstanding shares of a Fund, as well as shareholders who own shares of a Fund (immediately before the exchange in question) having a tax basis of at least $1 million.

High-Risk Securities. The Funds may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of, or in default, present special tax issues for a Fund. The application of the tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if the Fund invests in such securities in order to increase the likelihood that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts. Investments by a Fund in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

A Fund’s investment in REIT equity securities could result in such Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund receives such distributions all or a portion of these distributions will constitute a return of capital to the Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Under Code Section 199A, a deduction of up to 20% is available to taxpayers other than corporations for qualified business income from certain pass-through businesses, including “qualified REIT dividends” from REITs (i.e., ordinary REIT dividends other than capital gains dividends and REIT dividends reported as qualified dividend income). A regulated investment company may pay and report “section 199A dividends” to its shareholders with respect to the regulated investment company’s qualified REIT dividends. The amount of section 199A dividends that a Fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. A shareholder may treat section 199A dividends received on a share of the Fund as “qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder’s “qualified REIT dividends” in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A generally allows a taxpayer (other than a corporation) a deduction equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the year.

BACKUP WITHHOLDING

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any non-corporate shareholder who (i) fails to properly furnish a Fund with a correct taxpayer identification number (“TIN”), (ii) has been identified by the IRS as otherwise subject to backup withholding, or (iii) fails to certify to a Fund that the shareholder is a U.S. person that is not subject to such withholding. The backup withholding tax rate is 24% under current law.

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Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not under-reported dividend or interest income may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

COST BASIS REPORTING

The Funds (or their administrative agents) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012 (“covered shares”), and subsequently redeemed, exchanged or otherwise sold. The Funds must also indicate to the IRS whether these shares had a short-term or long-term holding period. The Funds are required to report the gross proceeds from the sale of all Fund shares (whether or not they are covered shares).

The Fund will allow shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election, each Fund will use its default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method.

SURTAX ON NET INVESTMENT INCOME

An additional 3.8% Medicare tax will be imposed on certain net investment of U.S. individuals, estates and certain trusts, to the extent that such person’s gross income, as adjusted exceeds a certain threshold. Net investment income also includes dividend income and capital gain distributions received with respect to shares of a Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income also includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income is reduced by deductions properly allocable to such income.

REPORTABLE TRANSACTIONS

If an individual shareholder recognizes a loss with respect to Fund shares of $2 million or more or a corporate shareholder recognizes a loss of $10 million or more for a corporate shareholder, in any single taxable year (or twice such amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. Whether a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.

SHARES HELD THROUGH FOREIGN ACCOUNTS

Under the Foreign Account Tax Compliance Act (or “FATCA”), special withholding rules apply when U.S. persons hold investments in the Funds through foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that are shareholders of a Fund may be subject to a 30% withholding tax on certain distributions paid by the Fund. The FATCA withholding tax generally may be avoided on payments to an: (a) FFI, if the FFI reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and satisfies certain withholding requirements, and (b) NFFE, if the NFFE: (i) certifies that is has no substantial U.S. persons as owners or (ii) reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

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An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. A FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

A NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

FFIs and NFFEs also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are in addition to, the U.S. certification rules to avoid backup withholding described above.

OTHER TAX MATTERS

Special tax rules not described in this discussion apply to investments through defined contribution plans and other tax-qualified plans and investments by tax-exempt entities. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans or by such entities and the precise effect that an investment in a Fund would have on their particular tax situations. A type of savings account referred to as “Trump accounts” were introduced into the Code in 2025 as a type of individual retirement account for children. Until the beginning of the first calendar year in which the account beneficiary attains the age of 18, a Trump account can be invested only in mutual funds or exchange traded funds that track the returns of certain types of equity indexes. The Funds do not expect to qualify as an eligible investment for Trump Accounts and investors will not be eligible to invest a Trump account in the Funds until the first calendar year in which the account beneficiary reaches the age of 18.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax (or to qualify for a reduced rate of withholding provided by a treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

Yield Disclosure and Performance Information. As noted in this SAI, each Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund’s past performance. Performance information published by the Funds will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Funds to compute or express performance is discussed below.

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Average Annual Total Return. Total return for the Funds may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Fund’s will be limited to or accompanied by standardized information on the Fund’s average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) and over the life of the Fund (i.e., the period from the Fund’s inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P(1+T)[n] = ERV		where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year periods at the end of a 1-, 5- or 10-year periods (or fractional portion)

Average Annual Total Return (after taxes on distributions):

The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

P(1+T)[n] =		where:
ATVD
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions)

The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P(1+T)[n] =		where:
ATVDR
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds’ shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Distribution Rate. Each Fund may also include a reference to its current distribution rate in investor communications and sales literature preceded or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of a Fund’s distribution rate are based on the distributions per share, which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, each Fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from a Fund’s yield because it may include capital gains and other items of income not reflected in the Fund’s yield, as well as interest income received by the Fund and distributed to shareholders which is reflected in the Fund’s yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund’s shares and should not be considered to be a complete indicator of the return to the investor on his investment.

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The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that a Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as investment companies as distinguished from operating companies would not likely give rise to liabilities in excess of a Fund’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Trust itself is unable to meet its obligations.

Although each Fund is offering only its own shares by this joint Statement of Additional Information and joint Prospectus, it is possible that a Fund might become liable for any misstatements in this Statement of Additional Information or in the Prospectus about one of the other Funds. The Board of Trustees of the Trust has considered this possibility in approving the use of a joint Prospectus and Statement of Additional Information.

Financial Statements

The audited financial statements for the fiscal year ended December 31, 2025 for the Funds as contained in the Funds’ Form N-CSR filing for the fiscal year ended December 31, 2025 (the “Report”), are incorporated herein by reference to the Report which has been filed with the SEC. Any person not receiving the Report with this Statement should call or write the Funds to obtain a free copy.

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APPENDIX

Ratings of Corporate Bonds

Guidelines for Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by at least one of these agencies to be considered a suitable investment.

The four highest ratings of Moody’s and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively. Moody’s applies the numerical modifiers 1, 2 and 3 to the rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category. S&P modifies the ratings with the addition of a plus (+) or minus (-) sign to show relation standing within the major ratings category. A bond is considered investment grade if its credit rating is Baa3 or higher by Moody’s or BBB- or higher by S&P.

Moody’s. The characteristics of these debt obligations rated by Moody’s are generally as follows:

Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor’s. The characteristics of these debt obligations rated by S&P are generally as follows:

AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

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BBB — Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Ratings of Preferred Stock

Moody’s. The characteristics of these securities rated by Moody’s are generally as follows:

“aaa” — An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

“aa” — An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

“a” — An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

“baa” — An issue that is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

“ba” — An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

“b” — An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s. The characteristics of these securities rated by S&P are generally as follows:

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

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BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B — Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody’s, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody’s), A-1 or A-1+ (S&P), and TBW-1 (TBW).

Description of Moody’s commercial paper ratings. Among the factors considered by Moody’s in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

Description of S&P’s commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The “A” categories are as follows:

A — Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

A-2 — Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Agreement and Declaration of Trust dated September 21, 2011, is incorporated by reference Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on September 22, 2011 (Accession No. 0001398344-11-002188).
	(2)	Amendment No. 1 dated April 22, 2016 to the Amended and Restated Agreement and Declaration of Trust dated October 11, 2011, is incorporated by reference to Post-Effective Amendment No. 40, filed on July 13, 2020 (Accession No. 0001398344-20-013681).
	(3)	Amendment No. 2 dated February 14, 2019 to the Amended and Restated Agreement and Declaration of Trust dated October 11, 2011, is incorporated by reference to Post-Effective Amendment No. 35 to the Trust’s Registration Statement, filed on April 30, 2020 (Accession No. 0001398344-20-008845).
	(4)	Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust dated October 11, 2011, is incorporated by reference to the Form 8A filed on August 18, 2025 (Accession No. 0001999371-25-011550).
(b)	(1)	Amended and Restated By-Laws dated June 12, 2011, is incorporated by reference to the Trust’s Registration Statement on Form N-1A, filed on August 4, 2011 (Accession No. 0001398344-11-001713).
	(2)	Amendment No. 1 dated May 7, 2020 to Amended and Restated By-Laws of the Registrant dated June 12, 2011, is incorporated by reference to Post-Effective Amendment No. 45 to the Trust’s Registration Statement, filed on April 29, 2022 (Accession No. 0001398344-22-008395).
(c)		Inapplicable.
(d)	(1)	Investment Advisory Agreement between SCM Trust and CCM Partners, LP d/b/a Shelton Capital Management, dated October 11, 2016, is incorporated by reference to the Trust’s Registration Statement on Form N-14, filed on March 13, 2018 (Accession No. 0001398344-18-004150).
	(2)	Amendment No. 1 dated May 9, 2019 to the Investment Advisory Agreement Between SCM Trust and CCM Partners, LP d/b/a Shelton Capital Management, dated October 11, 2016, is incorporated by reference to Post-Effective Amendment No. 45 to the Trust’s Registration Statement, filed on April 29, 2022 (Accession No. 0001398344-22-008395).
	(3)	Investment Advisory Agreement between CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust, with respect to the ICON-Branded Funds dated February 6, 2020, is incorporated by reference to Post-Effective Amendment No. 45 to the Trust’s Registration Statement, filed on April 29, 2022 (Accession No. 0001398344-22-008395).
	(4)	Investment Advisory Agreement between CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust, with respect to the Shelton Emerging Markets Fund, dated February 6, 2020, is incorporated by reference to Post-Effective Amendment No. 45 to the Trust’s Registration Statement, filed on April 29, 2022 (Accession No. 0001398344-22-008395).
	(5)	Investment Sub-Advisory Agreement between ICON Advisers, Inc. CCM Partners, LP d/b/a Shelton Capital Management and SCM Trust, with respect to the ICON-Branded Funds dated February 6, 2020, is incorporated by reference to Post-Effective Amendment No. 45 to the Trust’s Registration Statement, filed on April 29, 2022 (Accession No. 0001398344-22-008395).
	(6)	Amendment No. 2 dated April 11, 2024, to the between Investment Advisory Agreement between SCM Trust and CCM Partners, LP d/b/a Shelton Capital Management, dated October 11, 2016, is incorporated by reference to Post Effective Amendment No. 68 to the Trust’s Registration Statement (Accession No. 0001999371-24-005392).
	(7)	Investment Advisory Agreement dated August 15, 2025, between CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust, with respect to the Shelton Equity Premium Income ETF, is incorporated by reference to Post-Effective Amendment No. 80 to the Trust’s Registration Statement, filed on August 22, 2025 (Accession No. 0001999371-25-011882).
	(8)	Investment Sub-Advisory Agreement dated August 14, 2025, between CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust, on behalf of the Shelton Equity Premium Income ETF, and Vident Advisory, LLC (dba Vident Asset Management), is incorporated by reference to Post-Effective Amendment No. 80 to the Trust’s Registration Statement, filed on August 22, 2025 (Accession No. 0001999371-25-011882).
(e)	(1)	Amended and Restated Distribution Agreement between SCM Trust and RFS Partners, LP, dated February 8, 2018 is incorporated by reference to the Trust’s Registration Statement on Form N-14, filed on March 13, 2018 (Accession No. 0001398344-18-004150).
	(2)	Amendment No. 1 dated July 13, 2020 to the Amended and Restated Distribution Agreement between SCM Trust and RFS Partners, LP, dated February 8, 2018 with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund, is filed herewith.
	(3)	Amendment No. 2 dated November 12, 2020 to the Amended and Restated Distribution Agreement between SCM Trust and RFS Partners, LP, dated February 8, 2018, is incorporated by reference to Post-Effective Amendment No. 43, filed on January 28, 2021 (Accession No. 0001398344-21-001610).

	(4)	Amendment No. 3 dated March 4, 2022 to the Amended and Restated Distribution Agreement between SCM Trust and RFS Partners, LP, dated February 8, 2018, is incorporated by reference to Post-Effective Amendment No. 45 to the Trust’s Registration Statement, filed on April 29, 2022 (Accession No. 0001398344-22-008395).
	(5)	Distribution Agreement dated August 14, 2025, between the Trust, on behalf of the Shelton Equity Premium Income ETF, and Paralel Distributors LLC, is incorporated by reference to Post-Effective Amendment No. 80 to the Trust’s Registration Statement, filed on August 22, 2025 (Accession No. 0001999371-25-011882).
(f)		Inapplicable.
(g)	(1)	Custody Agreement between the Trust and State Street Bank and Trust Company dated September 1, 2025, is filed herewith.
	(2)	Amendment No. 1 dated December 8, 2025, to the Custody Agreement between the Trust and State Street Bank and Trust Company dated September 1, 2025, is filed herewith.
(h)		Other Material Contracts
	(1)	Restated Fund Services Agreement between Shelton Greater China Fund (n/k/a SCM Trust), and CCM Partners, LP d/b/a Shelton Capital Management dated September 22, 2011, is incorporated by reference to Post-Effective Amendment No. 40 to the Trust’s Registration Statement, filed on July 13, 2020 (Accession No. 0001398344-20-013681).
	(2)	Transfer Agency and Services Agreement between the Trust, on behalf of the Shelton Premium Equity Income ETF and State Street Bank and Trust Company dated September 1, 2025, is filed herewith.
	(3)	Trust Accounting Agreement dated August 14, 2025, between the Trust, on behalf of the Shelton Premium Equity Income ETF, and Paralel Technologies LLC, is incorporated by reference to Post-Effective Amendment No. 80 to the Trust’s Registration Statement, filed on August 22, 2025 (Accession No. 0001999371-25-011882).
	(4)	Amendment No. 1 and Joinder Agreement dated December 8, 2025 to the Trust Accounting Agreement among SCM Trust, Shelton Funds, and Paralel Technologies LLC dated August 14, 2025, is filed herewith.
	(5)	Compliance Program Staffing and Funding Memorandum dated August 16, 2021, is incorporated by reference to Post-Effective Amendment No. 56 to the Trust’s Registration Statement, filed on May 1, 2023 (Accession No. 0001387131-23-005798).
	(6)	Expense Limitation Letter dated April 7, 2026, between CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust with respect to the Shelton Tactical Credit Fund, Shelton International Equity Fund, and Shelton Emerging Markets Fund, is filed herewith.
(i)	(1)	Opinion and Consent of Counsel to the Registrant, is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement, filed on September 22, 2011 (Accession No. 0001398344-11-002188).
	(2)	Opinion and Consent of Local Counsel to the Registrant, is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement, filed on September 22, 2011 (Accession No. 0001398344-11-002188).
	(3)	Opinion and consent of counsel as to legality of shares, is incorporated by reference Post-Effective Amendment No. 11 to the Registration Statement as filed on July 27, 2016 (Accession No. 0001398344-16-015631).
	(4)	Opinion and consent of counsel as to legality of shares with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund, is incorporated by reference to Post-Effective Amendment No. 30 to the Trust’s Registration Statement, filed on March 4, 2020 (Accession No. 0001398344-20-005174).
	(5)	Opinion and consent of counsel as to legality of shares, with respect to the Shelton Equity Premium Income ETF, is incorporated by reference to Post-Effective Amendment No. 80 to the Trust’s Registration Statement, filed on August 22, 2025 (Accession No. 0001999371-25-011882).
(j)	(1)	Consent of Cohen & Company, Ltd., with respect to the Shelton Tactical Credit Fund, the Shelton International Select Equity Fund, the Shelton Emerging Markets Fund, and the Shelton Equity Premium Income ETF, is filed herewith.
	(2)	Consent of Cohen & Company, Ltd., with respect to the ICON-Branded Funds, is filed herewith.
(k)	Inapplicable.
(l)	Inapplicable.
(m)	(1)	Amended and Restated Distribution and Services Plan dated August 23, 2023, is incorporated by reference to Post Effective Amendment No. 68 to the Trust’s Registration Statement (Accession No. 0001999371-24-005392).
	(2)	Distribution and Services Plan dated August 14, 2025 with respect to the Shelton Equity Premium Income ETF, is incorporated by reference to Post-Effective Amendment No. 80 to the Trust’s Registration Statement, filed on August 22, 2025 (Accession No. 0001999371-25-011882).
(n)	(1)	Revised Rule 18f-3 Plan dated March 4, 2022, is incorporated by reference to Post-Effective Amendment No. 45 to the Trust’s Registration Statement, filed on April 29, 2022 (Accession No. 0001398344-22-008395).
(o)		Reserved.
(p)	(1)	Code of Ethics Shelton Capital Management, RFS Partners, SCM Trust and Shelton Funds, is incorporated by reference to Post-Effective Amendment No. 22 to the Trust’s Registration Statement, filed on April 30, 2018 (Accession No. 0001398344-18-006368).
	(2)	Code of Ethics of ICON Advisers, Inc is incorporated by reference to Post-Effective Amendment No. 40 to the Trust’s Registration Statement, filed on July 13, 2020 (Accession No. 0001398344-20-013681).

	(3)	Code of Ethics of Vident Advisory, LLC, is incorporated by reference to Post-Effective Amendment No. 80 to the Trust’s Registration Statement, filed on August 22, 2025 (Accession No. 0001999371-25-011882).
	(4)	Code of Ethics of Paralel Distributor LLC, is incorporated by reference to Post-Effective Amendment No. 80 to the Trust’s Registration Statement, filed on August 22, 2025 (Accession No. 0001999371-25-011882).
(q)	(1)	Powers of Attorney is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement as filed on August 4, 2017 (Accession No. 0001398344-17-009616).
	(2)	Secretary’s Certificate pursuant to Rule 483(b) is incorporated by reference to Post-Effective Amendment No. 29 to the Trust’s Registration Statement, filed on February 28, 2020 (Accession No. 0001398344-20-004717).

Item 29. Persons Controlled by or under Common Control with Registrant.

As of the date of this Post-Effective Amendment, to the knowledge of the Registrant, the Registrant did not control any other person, nor was it under common control with another person.

Item 30. Indemnification.

The Fund is permitted by Massachusetts law and required by its Amended and Restated Declaration of Trust to indemnify any Trustee or officer of the Fund against all liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which the Trustee or officer becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof unless, (i) by reason of a final adjudication, the Trustee or officer was found to have engaged in willful misfeasance, bad faith gross negligence or reckless disregard of the duties involved in the conduct of his office, (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund; or (iii) in the event of a settlement involving payment by the Trustee or officer or other disposition not involving a final adjudication as described in (i) and (ii) above resulting in a payment by the Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct (a) by a vote of a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in officer act on the matter), or (b) by written opinion of independent legal counsel. The Fund may pay the expenses described above in advance of the final disposition of any such legal action provided that the person receiving the payment undertakes to repay such amount if it is ultimately determined that he is not entitled to indemnification provided that either such undertaking is secured by a surety bond or some other appropriate security or the Fund shall be insured against losses arising out of any such advances; or a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in officer act on the matter) or an independent legal counsel in written opinion, shall determine, based upon review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

The Management Agreement provides that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations, Shelton Capital Management (the “Manager”) is entitled to indemnification from a Fund for any act or omission in the course of, or connected with, its rendering of services under the Management Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by a Fund.

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, the Trust, all affiliated persons thereof and all controlling persons thereof, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons, if any, of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933, as amended (the “Act”), and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person, if any, of the Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, if any, in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor and Investment Sub-Advisers.

Shelton Capital Management

CCM Partners, LP, a California limited partnership, d/b/a Shelton Capital Management is the Registrant’s investment advisor. Shelton Capital Management is also the investment adviser to Shelton Funds, a diversified open end management company with nine (9) series. The principal business address of Shelton Funds is 1401 Lawrence Street, Suite 1550, Denver, Colorado, 80202.

Name	Position with Shelton Capital Management	Other Business Connections*	Type of Business
Stephen C. Rogers	Chief Executive Officer	Chief Executive Officer, President of RFS Partners, LP	Distributor; Registered Investment Adviser
Nick Griebenow	Assistant Portfolio Manager	None	Not Applicable
Peter Higgins	Portfolio Manager	None	Not Applicable
Bruce Kahn	Portfolio Manager	None	Not Applicable
Barringer H. Martin	Portfolio Manager	Registered representative of RFS Partners, LP	Distributor
Gregory T. Pusch	General Counsel, Chief Compliance Officer	General Counsel of RFS Partners, LP	Distributor
Jeffrey Rosenkranz	Portfolio Manager	None	Not Applicable
Derek Izuel	Portfolio Manager	None	Not Applicable
Anthony M.D. Jacoby	Portfolio Manager	None	Not Applicable

*The principal place of business of RFS Partners is 1401 Lawrence Street, Suite 1550, Denver, CO 80202.

ICON Advisers, Inc.

Name*	Position with ICON Advisers, Inc.	Other Business Connections*	Type of Business
Craig Callahan	Chief Executive Officer	ICON Management & Research Corporation, Chairman and President	Financial Holdings Company
Brian Callahan	President	ICON Management & Research Corporation, Member of the Board of Directors	Financial Holdings Company

*The principal place of business of ICON Advisers, Inc. and ICON Management & Research Corporation, is 8480 Orchard Road E, Suite 1200, Greenwood Village, CO 80111.

Vident Advisory, LLC (d/b/a Vident Asset Management)

This information is included in Form ADV filed with the SEC by Vident Asset Management (Registration No. 801-114538) and is incorporated by reference herein.

Item 32. Principal Underwriters.

(a)	RFS Partners, LP

RFS Partners, LP is the principal underwriter of the Funds (excluding the Shelton Premium Equity Income ETF), and in that capacity distributes the shares of each series of the Trust, with the exception of the Shelton Premium Equity Income ETF. RFS Partners also serves as principal underwriter for Shelton Funds. Certain limited partners of RFS Partners also serve as officers and/or trustees of the Registrant.

To the best of Registrant’s knowledge, the Directors and Officers of RFS Partners are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Fund
Stephen C. Rogers	Chief Executive Officer, President	Trustee, Principal Executive Officer
Richard F. Shelton, Inc.	General Partner	None
Dennis Patrick Clark	Member	None
Carrie Worcester Della Flora	Chief Compliance Officer	None
Barringer Harold Martin	Member	None

*The Principal Business Address of each Director and Officer of RFS Partners is 1401 Lawrence Street, Suite 1550, Denver, Colorado, 80202.

Paralel Distributors LLC

Paralel Distributors LLC acts as the distributor for the Shelton Premium Equity Income ETF. As of the date of this Registration Statement, in addition to the Shelton Premium Equity Income ETF, Paralel Distributors LLC also acts as the underwriter for:

Collaborative Investment Series Trust (7 series); Reaves Utility Income Fund (ATM Offering); Cullen Funds (6 series); Coller Secondaries Private Equity Opportunities Fund; Coller Private Credit Secondaries Fund; Elevation Series Trust (28 series); HarbourVest Private Investments Fund; Octagon XAI CLO Income Fund, and XAI Octagon Floating Rate & Alternative Income Trust (ATM Offering).

(b)	To the best of Registrant’s knowledge, the directors and executive officers of the distributor are as follows:

Name*	Position with Underwriter	Positions with Trust
Bradley Swenson	President, Chief Compliance Officer and FINOP	President, Chairman and Interested Trustee
Jeremy May	Chief Executive Officer	None
Christopher Moore	General Counsel	None

*Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1700 Broadway, Suite 2100, Denver, CO 80290.

Item 33. Locations of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are kept at the following offices: (1) Paralel Technologies, LLC, 1700 Broadway, Suite 2100, Denver, Colorado 80290; (2) Shelton Capital Management, 1401 Lawrence Street, Suite 1550, Denver, CO 80202; (3) ICON Advisers, Inc., 8480 Orchard Road E, Suite 1200, Greenwood Village, CO 80111; (4) Vident Advisory, LLC, 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009; (5) RFS Partners, 1401 Lawrence Street, Suite 1550, Denver, Colorado, 80202; and (6) Paralel Distributors LLC, 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Item 34. Management Services.

All management-related service contracts are discussed in Part A or Part B of this Registration Statement.

Item 35. Undertakings.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Denver, and State of Colorado, on the 30th day of April, 2026.

SCM Trust
(Registrant)

By	/s/ Stephen C. Rogers*
Stephen C. Rogers, Chairman of the Board and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Stephen C. Rogers**	Principal Executive Officer and Trustee	April 30, 2026
Stephen C. Rogers

/s/ Kevin T. Kogler**	Trustee	April 30, 2026
Kevin T. Kogler

/s/ Marco Quazzo**	Trustee	April 30, 2026
Marco Quazzo

/s/ Stephen H. Sutro**	Trustee	April 30, 2026
Stephen H. Sutro

/s/ Derek Izuel	Principal Financial Officer	April 30, 2026
Derek Izuel

*	Signed by Gregory T. Pusch pursuant to Secretary’s Certificate pursuant to Rule 483(b), filed with Post-Effective Amendment to the Registration Statement filed on February 28, 2020.

**	Signed by Stephen C. Rogers pursuant to Powers of Attorney filed by Post-Effective Amendment to the Registration Statement, as filed on August 4, 2017.

Exhibit List

(e)(2)	Amendment No. 1 dated July 13, 2020 to the Amended and Restated Distribution Agreement between SCM Trust and RFS Partners, LP, dated February 8, 2018 with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund.
(g)(1)	Custody Agreement between the Trust and State Street Bank and Trust Company dated September 1, 2025.
(g)(2)	Amendment No. 1 dated December 8, 2025, to the Custody Agreement between the Trust and State Street Bank and Trust Company dated September 1, 2025.
(h)(2)	Transfer Agency and Services Agreement between the Trust, on behalf of the Shelton Premium Equity Income ETF, and State Street Bank and Trust Company dated September 1, 2025.
(h)(4)	Amendment No. 1 and Joinder Agreement dated December 8, 2025 to the Trust Accounting Agreement among SCM Trust, Shelton Funds, and Paralel Technologies LLC dated August 14, 2025.
(h)(6)	Expense Limitation Letter dated April 7, 2026, between CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust with respect to the Shelton Tactical Credit Fund, Shelton International Equity Fund, and Shelton Emerging Markets Fund.
(j)(1)	Consent of Cohen & Company, Ltd., with respect to the Shelton Tactical Credit Fund, the Shelton International Select Equity Fund, the Shelton Emerging Markets Fund, and the Shelton Equity Premium Income ETF.
(j)(2)	Consent of Cohen & Company, Ltd., with respect to the ICON-Branded Funds.